PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF GROWTH &
INCOME FUND

of the TIAA-CREF Funds

▪	Retail Class
▪	Retirement Class
▪	Premier Class
▪	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Growth & Income Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF GROWTH & INCOME FUND
of the TIAA-CREF Funds

Class Ticker: Retail TIIRX Retirement TRGIX Premier TRPGX Institutional TIGRX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.45%	0.45%	0.45%	0.45%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.29%	0.33%	0.08%	0.08%

Total Annual Fund Operating Expenses	0.99%	0.78%	0.68%	0.53%

Waivers and Expense Reimbursements[3]	0.08%	0.01%	0.01%	0.01%

Net Annual Fund Operating Expenses	0.91%	0.77%	0.67%	0.52%

TIAA-CREF Growth & Income Fund ▪ Prospectus	3

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.91% of average daily net assets for Retail Class shares; (ii) 0.77% of average daily net assets for Retirement Class shares; (iii) 0.67% of average daily net assets for Premier Class shares; and (iv) 0.52% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$93	$79	$68	$53

3 Years	$307	$248	$217	$169

5 Years	$539	$432	$378	$295

10 Years	$1,206	$965	$846	$664

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

4	Prospectus ▪ TIAA-CREF Growth & Income Fund

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in income-producing equity securities. The Fund will invest primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. The Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and offer a growing stream of dividend income.

          Mainly, Advisors looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors also looks for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest up to 20% of its assets in foreign investments when Advisors believes these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Style Risk—The risk that use of a particular investing style (such as growth investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price

TIAA-CREF Growth & Income Fund ▪ Prospectus	5

volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Growth & Income Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 16.17%, for the quarter ended September 30, 2009. Worst quarter: -19.97%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Class (Inception: July 1, 1999)

Return Before Taxes	26.94%	4.11%	0.35%

Return After Taxes on Distributions	26.60%	3.15%	-0.33%

Return After Taxes on Distributions and Sale of Fund Shares	17.79%	3.39%	0.11%

S&P 500® Index	26.46%	0.42%	-0.95%

Retail Class (Inception: March 31, 2006)

Return Before Taxes	26.75%	4.06%*	0.33%*

Retirement Class (Inception: October 1, 2002)

Return Before Taxes	26.52%	3.82%	0.12%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

* The performance shown for the Retail and Retirement Classes that is prior to their inception dates is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail and Retirement Classes. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

TIAA-CREF Growth & Income Fund ▪ Prospectus	7

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Susan Kempler	Thomas M. Franks CFA

Title:	Managing Director	Managing Director

Experience on Fund:	since 2005	since 2010

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 61 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt

8	Prospectus ▪ TIAA-CREF Growth & Income Fund

shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

TIAA-CREF Growth & Income Fund ▪ Prospectus	9

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risks of Growth Investing— Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline

10	Prospectus ▪ TIAA-CREF Growth & Income Fund

on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

TIAA-CREF Growth & Income Fund ▪ Prospectus	11

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          S&P 500® Index

          This is the benchmark index for the Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. As of December 31, 2009, the market capitalization of companies in the S&P 500® Index ranged from $1.2 billion to $329.6 billion, with a mean market capitalization of $20.2 billion and a median market capitalization of $8.7 billion. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and

12	Prospectus ▪ TIAA-CREF Growth & Income Fund

currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ

TIAA-CREF Growth & Income Fund ▪ Prospectus	13

various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

14	Prospectus ▪ TIAA-CREF Growth & Income Fund

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Growth & Income Fund*	$0.0—$1.0	0.45%
	Over $1.0 - $2.5	0.43%
	Over $2.5 - $4.0	0.41%
	Over $4.0	0.39%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.45% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

GROWTH & INCOME FUND

Susan Kempler Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TIAA and its affiliates–2005 to Present (portfolio management of domestic large-cap core portfolios), Citigroup Asset Management–1997 to 2005 (portfolio management of large and mid-cap core portfolios)	2005	1987	2005

TIAA-CREF Growth & Income Fund ▪ Prospectus	15

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Thomas M. Franks, CFA Managing Director	Portfolio- Risk Management	Advisors, TIAA and its affiliates–2001 to 2007 (Head of Global Equity Research); 2007 to 2009 (portfolio management of global equity portfolios); and 2009 to present (Head of Global Equity Portfolio Management).	2001	1997	2010

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares. In addition TPIS,

16	Prospectus ▪ TIAA-CREF Growth & Income Fund

Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

TIAA-CREF Growth & Income Fund ▪ Prospectus	17

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security

18	Prospectus ▪ TIAA-CREF Growth & Income Fund

basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on a quarterly basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement

TIAA-CREF Growth & Income Fund ▪ Prospectus	19

Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

20	Prospectus ▪ TIAA-CREF Growth & Income Fund

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25

TIAA-CREF Growth & Income Fund ▪ Prospectus	21

dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

22	Prospectus ▪ TIAA-CREF Growth & Income Fund

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

Eligibility – Retail Class

Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

Purchasing Shares – Retail Class

How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

TIAA-CREF Growth & Income Fund ▪ Prospectus	23

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

24	Prospectus ▪ TIAA-CREF Growth & Income Fund

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which

TIAA-CREF Growth & Income Fund ▪ Prospectus	25

you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the

26	Prospectus ▪ TIAA-CREF Growth & Income Fund

Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or

TIAA-CREF Growth & Income Fund ▪ Prospectus	27

automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of

28	Prospectus ▪ TIAA-CREF Growth & Income Fund

redemptions will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Redeeming:

• The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional

TIAA-CREF Growth & Income Fund ▪ Prospectus	29

IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the

30	Prospectus ▪ TIAA-CREF Growth & Income Fund

market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able

TIAA-CREF Growth & Income Fund ▪ Prospectus	31

to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

32	Prospectus ▪ TIAA-CREF Growth & Income Fund

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

Eligible Investors should instruct their bank to wire money to:

TIAA-CREF Growth & Income Fund ▪ Prospectus	33

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves

34	Prospectus ▪ TIAA-CREF Growth & Income Fund

the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

TIAA-CREF Growth & Income Fund ▪ Prospectus	35

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

36	Prospectus ▪ TIAA-CREF Growth & Income Fund

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

TIAA-CREF Growth & Income Fund ▪ Prospectus	37

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

38	Prospectus ▪ TIAA-CREF Growth & Income Fund

deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

TIAA-CREF Growth & Income Fund ▪ Prospectus	39

Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer-sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

40	Prospectus ▪ TIAA-CREF Growth & Income Fund

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at
www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in

TIAA-CREF Growth & Income Fund ▪ Prospectus	41

your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes.

42	Prospectus ▪ TIAA-CREF Growth & Income Fund

Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

TIAA-CREF Growth & Income Fund ▪ Prospectus	43

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

44	Prospectus ▪ TIAA-CREF Growth & Income Fund

          Redeeming Shares – Premier Class

          Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further

TIAA-CREF Growth & Income Fund ▪ Prospectus	45

information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor

46	Prospectus ▪ TIAA-CREF Growth & Income Fund

receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

TIAA-CREF Growth & Income Fund ▪ Prospectus	47

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

	•	accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain

48	Prospectus ▪ TIAA-CREF Growth & Income Fund

employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred

TIAA-CREF Growth & Income Fund ▪ Prospectus	49

compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they

50	Prospectus ▪ TIAA-CREF Growth & Income Fund

hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer

TIAA-CREF Growth & Income Fund ▪ Prospectus	51

any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

52	Prospectus ▪ TIAA-CREF Growth & Income Fund

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible

TIAA-CREF Growth & Income Fund ▪ Prospectus	53

Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

         Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

         Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

         Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

54	Prospectus ▪ TIAA-CREF Growth & Income Fund

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct

TIAA-CREF Growth & Income Fund ▪ Prospectus	55

Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of

56	Prospectus ▪ TIAA-CREF Growth & Income Fund

share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

TIAA-CREF Growth & Income Fund ▪ Prospectus	57

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

58	Prospectus ▪ TIAA-CREF Growth & Income Fund

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature

TIAA-CREF Growth & Income Fund ▪ Prospectus	59

Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate

60	Prospectus ▪ TIAA-CREF Growth & Income Fund

Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or

TIAA-CREF Growth & Income Fund ▪ Prospectus	61

amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

62	Prospectus ▪ TIAA-CREF Growth & Income Fund

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

TIAA-CREF Growth & Income Fund ▪ Prospectus	63

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

64	Prospectus ▪ TIAA-CREF Growth & Income Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Growth & Income Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.16	$10.33	$8.66	$9.05	$8.12

Gain (loss) from investment operations:
Net investment income(a)	0.11	0.15	0.17	0.14	0.18
Net realized and unrealized gain (loss) on total investments	(0.32)	(1.91)	2.06	0.76	0.93

Total gain (loss) from investment operations	(0.21)	(1.76)	2.23	0.90	1.11

Less distributions from:
Net investment income	(0.12)	(0.17)	(0.17)	(0.15)	(0.18)
Net realized gains	—	(0.24)	(0.39)	(1.14)	—

Total distributions	(0.12)	(0.41)	(0.56)	(1.29)	(0.18)

Net asset value, end of period	$7.83	$8.16	$10.33	$8.66	$9.05

TOTAL RETURN	(2.34)%	(17.64)%	26.84%	10.87%	13.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$391,884	$218,710	$105,476	$97,494	$141,199
Ratio of expenses to average net assets before expense waiver and reimbursement	0.53%	0.50%	0.55%	0.42%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.51%	0.33%	0.13%	0.13%	0.15%
Ratio of net investment income to average net assets	1.62%	1.59%	1.81%	1.58%	2.04%
Portfolio turnover rate	133%	132%	84%	133%	223%

66	Prospectus ▪ TIAA-CREF Growth & Income Fund

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.25	$10.44	$8.76	$9.12	$8.16

Gain (loss) from investment operations:
Net investment income(a)	0.09	0.13	0.15	0.12	0.13
Net realized and unrealized gain (loss) on total investments	(0.33)	(1.93)	2.08	0.77	0.95

Total gain (loss) from investment operations	(0.24)	(1.80)	2.23	0.89	1.08

Less distributions from:
Net investment income	(0.10)	(0.15)	(0.16)	(0.11)	(0.12)
Net realized gains	—	(0.24)	(0.39)	(1.14)	—

Total distributions	(0.10)	(0.39)	(0.55)	(1.25)	(0.12)

Net asset value, end of period	$7.91	$8.25	$10.44	$8.76	$9.12

TOTAL RETURN	(2.66)%	(17.82)%	26.44%	10.62%	13.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$488,991	$259,942	$204,746	$86,918	$58,731
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.75%	0.81%	0.74%	0.46%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.75%	0.54%	0.38%	0.40%	0.46%
Ratio of net investment income to average net assets	1.36%	1.36%	1.52%	1.36%	1.43%
Portfolio turnover rate	133%	132%	84%	133%	223%

TIAA-CREF Growth & Income Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.83	$12.36	$10.27	$10.00

Gain (loss) from investment operations:
Net investment income(a)	0.12	0.16	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(0.40)	(2.30)	2.47	0.24

Total gain (loss) from investment operations	(0.28)	(2.14)	2.65	0.32

Less distributions from:
Net investment income	(0.10)	(0.15)	(0.17)	(0.05)
Net realized gains	—	(0.24)	(0.39)	—

Total distributions	(0.10)	(0.39)	(0.56)	(0.05)

Net asset value, end of period	$9.45	$9.83	$12.36	$10.27

TOTAL RETURN	(2.63)%	(17.78)%	26.67%	3.22	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$475,828	$506,760	$635,012	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.94%	0.87%	1.00%	4.10	%(d)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.70%	0.46%	0.24%	0.43	%(d)
Ratio of net investment income to average net assets	1.48%	1.43%	1.58%	1.55	%(d)
Portfolio turnover rate	133%	132%	84%	133%

68	Prospectus ▪ TIAA-CREF Growth & Income Fund

FINANCIAL HIGHLIGHTS	(concluded)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(e)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.83

Gain (loss) from investment operations:
Net investment income(a)	0.00	(f)
Net realized and unrealized gain (loss) on total investments	—

Total gain (loss) from investment operations	0.00	(f)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$7.83

TOTAL RETURN	0.00	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	221.06	%(d)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.67	%(d)
Ratio of net investment income to average net assets	0.00	%(d)
Portfolio turnover rate	133%

TIAA-CREF Growth & Income Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS (NOTES)

GROWTH & INCOME FUND

(a)	Based on average shares outstanding.
(b)	The Retail Class commenced operations on March 31, 2006.
(c)	The percentages shown for this period are not annualized.
(d)	The percentages shown for this period are annualized.
(e)	The Premier Class commenced operations on September 30, 2009.
(f)	Amount represents less than $0.01 per share.

70	Prospectus ▪ TIAA-CREF Growth & Income Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

     By telephone:
         Call 877 518-9161

     In writing:
         TIAA-CREF Funds
         P.O. Box 1259
         Charlotte, NC 28201

     Over the Internet:www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail

1940 Act File No. 811-9301

address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

     By telephone:
         Call 877 518-9161

     In writing:
         TIAA-CREF Funds
         P.O. Box 1259
         Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

A11941 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF INTERNATIONAL
EQUITY FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF International Equity Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF INTERNATIONAL EQUITY FUND
of the TIAA-CREF Funds

Class Ticker: Retail TIERX Retirement TRERX Premier TREPX Institutional TIIEX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%	2.00%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.49%	0.49%	0.49%	0.49%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.33%	0.34%	0.09%	0.09%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.08%	0.84%	0.74%	0.59%

Waivers and Expense Reimbursements[4]	0.08%	—	—	—

Net Annual Fund Operating Expenses	1.00%	0.84%	0.74%	0.59%

TIAA-CREF International Equity Fund ▪ Prospectus	3

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s 2009 annual report.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.99% of average daily net assets for Retail Class shares; (ii) 0.85% of average daily net assets for Retirement Class shares; (iii) 0.75% of average daily net assets for Premier Class shares; and (iv) 0.60% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$102	$86	$76	$60

3 Years	$336	$268	$237	$189

5 Years	$588	$466	$411	$329

10 Years	$1,310	$1,037	$918	$738

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in

4	Prospectus ▪ TIAA-CREF International Equity Fund

annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. Advisors selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.
          Advisors looks for companies of all sizes with sustainable earnings growth, focused management with successful track records, unique and easy-to-understand franchises (brands), stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects, and consistent generation of free cash flow.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page

TIAA-CREF International Equity Fund ▪ Prospectus	5

10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF International Equity Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 25.32%, for the quarter ended June 30, 2009. Worst quarter: -23.13%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Class (Inception: July 1, 1999)

Return Before Taxes	32.00%	3.29%	0.35%

Return After Taxes on Distributions	31.74%	1.89%	-0.75%

Return After Taxes on Distributions and Sale of
Fund Shares	21.18%	2.91%	0.11%

MSCI EAFE® Index	31.78%	3.54%	1.20%

Retail Class (Inception: March 31, 2006)

Return Before Taxes	31.88%	3.63%*	0.51%*

Retirement Class (Inception: October 1, 2002)

Return Before Taxes	31.52%	2.85%	-0.02%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Retail and Retirement Classes that is prior to their inception dates is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail and Retirement Classes. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

TIAA-CREF International Equity Fund ▪ Prospectus	7

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Shigemi (Amy) Hatta	Chris Semenuk
Title:	Director	Managing Director
Experience on Fund:	since 2007	Since 1999

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 61 of the prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt

8	Prospectus ▪ TIAA-CREF International Equity Fund

shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

TIAA-CREF International Equity Fund ▪ Prospectus	9

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties

10	Prospectus ▪ TIAA-CREF International Equity Fund

interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

•

Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

         MSCI EAFE® Index

          The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines

TIAA-CREF International Equity Fund ▪ Prospectus	11

the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment

12	Prospectus ▪ TIAA-CREF International Equity Fund

techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

TIAA-CREF International Equity Fund ▪ Prospectus	13

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

14	Prospectus ▪ TIAA-CREF International Equity Fund

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

International Equity Fund*	$0.0—$1.0	0.50%
	Over $1.0 - $2.5	0.48%
	Over $2.5 - $4.0	0.46%
	Over $4.0	0.44%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.49% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

INTERNATIONAL EQUITY FUND
Shigemi (Amy) Hatta Managing Director	Stock Selection	Advisors, TIAA and its affiliates—2002 to Present (portfolio management of international large-cap core portfolios), 2002 to 2007 (head of Japan equity research team)	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TIAA and its affiliates—1993 to Present (portfolio management of international large-cap core portfolios)	1993	1987	1999

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

TIAA-CREF International Equity Fund ▪ Prospectus	15

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at

16	Prospectus ▪ TIAA-CREF International Equity Fund

their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

TIAA-CREF International Equity Fund ▪ Prospectus	17

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price

18	Prospectus ▪ TIAA-CREF International Equity Fund

arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

TIAA-CREF International Equity Fund ▪ Prospectus	19

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

20	Prospectus ▪ TIAA-CREF International Equity Fund

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

TIAA-CREF International Equity Fund ▪ Prospectus	21

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

22	Prospectus ▪ TIAA-CREF International Equity Fund

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will

TIAA-CREF International Equity Fund ▪ Prospectus	23

not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

24	Prospectus ▪ TIAA-CREF International Equity Fund

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

TIAA-CREF International Equity Fund ▪ Prospectus	25

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

          Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security

26	Prospectus ▪ TIAA-CREF International Equity Fund

procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          Usually, the Fund sends your redemption proceeds (minus any applicable Redemption Fee) to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds (minus any applicable Redemption Fee) to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an

TIAA-CREF International Equity Fund ▪ Prospectus	27

emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

28	Prospectus ▪ TIAA-CREF International Equity Fund

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retail Class

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

TIAA-CREF International Equity Fund ▪ Prospectus	29

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

30	Prospectus ▪ TIAA-CREF International Equity Fund

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

TIAA-CREF International Equity Fund ▪ Prospectus	31

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web

32	Prospectus ▪ TIAA-CREF International Equity Fund

Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

TIAA-CREF International Equity Fund ▪ Prospectus	33

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

34	Prospectus ▪ TIAA-CREF International Equity Fund

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay

TIAA-CREF International Equity Fund ▪ Prospectus	35

payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

36	Prospectus ▪ TIAA-CREF International Equity Fund

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

TIAA-CREF International Equity Fund ▪ Prospectus	37

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of

38	Prospectus ▪ TIAA-CREF International Equity Fund

shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

         Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

TIAA-CREF International Equity Fund ▪ Prospectus	39

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer –sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

	•	Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

40	Prospectus ▪ TIAA-CREF International Equity Fund

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

           The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in

TIAA-CREF International Equity Fund ▪ Prospectus	41

your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes.

42	Prospectus ▪ TIAA-CREF International Equity Fund

Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

TIAA-CREF International Equity Fund ▪ Prospectus	43

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

44	Prospectus ▪ TIAA-CREF International Equity Fund

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

TIAA-CREF International Equity Fund ▪ Prospectus	45

          Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund,

46	Prospectus ▪ TIAA-CREF International Equity Fund

at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

TIAA-CREF International Equity Fund ▪ Prospectus	47

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

48	Prospectus ▪ TIAA-CREF International Equity Fund

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

	•	Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

TIAA-CREF International Equity Fund ▪ Prospectus	49

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a

50	Prospectus ▪ TIAA-CREF International Equity Fund

reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

           Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following

TIAA-CREF International Equity Fund ▪ Prospectus	51

forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

52	Prospectus ▪ TIAA-CREF International Equity Fund

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF International Equity Fund ▪ Prospectus	53

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

54	Prospectus ▪ TIAA-CREF International Equity Fund

         Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

         In-Kind Redemptions of Shares

         Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a

TIAA-CREF International Equity Fund ▪ Prospectus	55

purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

         Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

         Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

         Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

56	Prospectus ▪ TIAA-CREF International Equity Fund

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

         Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

         Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners

TIAA-CREF International Equity Fund ▪ Prospectus	57

exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

58	Prospectus ▪ TIAA-CREF International Equity Fund

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

TIAA-CREF International Equity Fund ▪ Prospectus	59

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the

60	Prospectus ▪ TIAA-CREF International Equity Fund

beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains

TIAA-CREF International Equity Fund ▪ Prospectus	61

distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

           The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

62	Prospectus ▪ TIAA-CREF International Equity Fund

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to

TIAA-CREF International Equity Fund ▪ Prospectus	63

protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.

          If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

64	Prospectus ▪ TIAA-CREF International Equity Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF International Equity Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

66	Prospectus ▪ TIAA-CREF International Equity Fund

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.68	$14.98	$13.45	$12.17	$10.29

Gain (loss) from investment operations:
Net investment income(a)	0.12	0.26	0.20	0.19	0.21
Net realized and unrealized gain (loss) on total investments	(0.48)	(4.67)	3.49	2.15	2.43

Total gain (loss) from investment operations	(0.36)	(4.41)	3.69	2.34	2.64

Less distributions from:
Net investment income	(0.24)	(0.15)	(0.22)	(0.22)	(0.20)
Net realized gains	(0.02)	(1.74)	(1.94)	(0.84)	(0.56)

Total distributions	(0.26)	(1.89)	(2.16)	(1.06)	(0.76)

Net asset value, end of period	$8.06	$8.68	$14.98	$13.45	$12.17

TOTAL RETURN	(3.19)%	(33.50)%	30.49%	20.60%	26.45%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$684,965	$606,528	$807,072	$649,747	$668,009
Ratio of expenses to average net assets before expense waiver and reimbursement	0.58%	0.54%	0.58%	0.45%	0.21%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.54%	0.58%	0.45%	0.21%
Ratio of net investment income to average net assets	1.81%	2.20%	1.47%	1.48%	1.89%
Portfolio turnover rate	118%	204%	179%	164%	147%

TIAA-CREF International Equity Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.90	$15.32	$13.72	$12.41	$10.49

Gain (loss) from investment operations:
Net investment income(a)	0.10	0.25	0.19	0.16	0.19
Net realized and unrealized gain (loss) on total investments	(0.48)	(4.79)	3.54	2.13	2.40

Total gain (loss) from investment operations	(0.38)	(4.54)	3.73	2.29	2.59

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.19)	(0.14)	(0.11)
Net realized gains	(0.02)	(1.74)	(1.94)	(0.84)	(0.56)

Total distributions	(0.23)	(1.88)	(2.13)	(0.98)	(0.67)

Net asset value, end of period	$8.29	$8.90	$15.32	$13.72	$12.41

TOTAL RETURN	(3.42)%	(33.64)%	30.16%	19.68%	25.34%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,047,995	$1,159,940	$1,216,121	$519,870	$231,867
Ratio of expenses to average net assets before expense waiver and reimbursement	0.83%	0.79%	0.84%	0.76%	0.56%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.82%	0.79%	0.80%	0.74%	0.56%
Ratio of net investment income to average net assets	1.53%	2.08%	1.36%	1.27%	1.67%
Portfolio turnover rate	118%	204%	179%	164%	147%

68	Prospectus ▪ TIAA-CREF International Equity Fund

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.22	$11.29	$10.63	$10.00

Gain (loss) from investment operations:
Net investment income(a)	0.07	0.17	0.22	0.05
Net realized and unrealized gain (loss) on total investments	(0.35)	(3.35)	2.59	0.58

Total gain (loss) from investment operations	(0.28)	(3.18)	2.81	0.63

Less distributions from:
Net investment income	(0.23)	(0.15)	(0.21)	—
Net realized gains	(0.02)	(1.74)	(1.94)	—

Total distributions	(0.25)	(1.89)	(2.15)	—

Net asset value, end of period	$5.69	$6.22	$11.29	$10.63

TOTAL RETURN	(3.29)%	(33.62)%	30.34%	6.30	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$284,678	$316,827	$526,418	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	1.02%	0.89%	0.95%	1.36	%(d)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.79%	0.69%	0.75%	0.80	%(d)
Ratio of net investment income to average net assets	1.56%	1.95%	2.02%	0.94	%(d)
Portfolio turnover rate	118%	204%	179%	164%

TIAA-CREF International Equity Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS	(concluded)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(e)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.06

Gain (loss) from investment operations:
Net investment income(a)	0.00	(f)
Net realized and unrealized gain (loss) on total investments	—

Total gain (loss) from investment operations	0.00	(f)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$8.06

TOTAL RETURN	0.00	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	221.11	%(d)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.75	%(d)
Ratio of net investment income to average net assets	0.00	%(d)
Portfolio turnover rate	118%

70	Prospectus ▪ TIAA-CREF International Equity Fund

FINANCIAL HIGHLIGHTS (NOTES)

INTERNATIONAL EQUITY FUND

(a)	Based on average shares outstanding.
(b)	The Retail Class commenced operations on March 31, 2006.
(c)	The percentages shown for this period are not annualized.
(d)	The percentages shown for this period are annualized.
(e)	The Premier Class commenced operations on September 30, 2009.
(f)	Amount represents less than $0.01 per share.

TIAA-CREF International Equity Fund ▪ Prospectus	71

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail

1940 Act File No. 811-9301

address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

A11939 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF LARGE-CAP
GROWTH FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Large-Cap Growth Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF LARGE-CAP GROWTH FUND
of the TIAA-CREF Funds

Class Ticker: Retail TIRTX Retirement TILRX Premier TILPX Institutional TILGX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.45%	0.45%	0.45%	0.45%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.40%	0.32%	0.08%	0.08%

Total Annual Fund Operating Expenses	1.10%	0.77%	0.68%	0.53%

Waivers and Expense Reimbursements[3]	0.19%	—	0.01%	0.01%

Net Annual Fund Operating Expenses	0.91%	0.77%	0.67%	0.52%

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	3

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed: (i) 0.91% of average daily net assets for Retail Class shares; (ii) 0.77% of average daily net assets for Retirement Class shares; (iii) 0.67% of average daily net assets for Premier Class shares; and (iv) 0.52% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$93	$79	$68	$53

3 Years	$331	$246	$217	$169

5 Years	$588	$428	$378	$295

10 Years	$1,323	$954	$846	$664

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 269% of the average value of its portfolio.

4	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-cap equity securities. The Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings.

          The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Style Risk—The risk that use of a particular investing style (such as growth investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	5

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 13.92%, for the quarter ended September 30, 2009. Worst quarter: -23.27%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: March 31, 2006)

Return Before Taxes	34.99%	-0.32%

Return After Taxes on Distributions	34.89%	-0.63%

Return After Taxes on Distributions and Sale of Fund Shares	22.89%	-0.24%

Russell 1000® Growth Index	37.21%	-0.02%

Retail Class (Inception: March 31, 2006)

Return Before Taxes	34.77%	-0.50%

Retirement Class (Inception: March 31, 2006)

Return Before Taxes	34.79%	-0.55%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following person manages the Fund on a day-to-day basis:

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	7

Name:	Susan Hirsch
Title:	Managing Director
Experience on Fund:	since 2005

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 61 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

8	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	9

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risks of Growth Investing— Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth

10	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	11

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 1000® Growth Index

          The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. As of December 31, 2009 the market capitalization of companies in the Russell 1000® Growth Index ranged from $261 million to $332.7 billion, with a mean market capitalization of $78.2 billion and a median market capitalization of $4.5 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage

12	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	13

various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

14	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Large-Cap Growth Fund*	$0.0—$1.0	0.45%
	Over $1.0 - $2.5	0.43%
	Over $2.5 - $4.0	0.41%
	Over $4.0	0.39%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.45% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

LARGE-CAP GROWTH FUND
Susan Hirsch Managing Director	Stock Selection– Lead Portfolio Manager	Advisors, TIAA and its affiliates–2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates–2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	15

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows

16	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	17

attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign

18	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	19

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently

20	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	21

if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

22	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

           Purchasing Shares – Retail Class

         How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	23

U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

24	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	25

transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

         Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

26	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

         In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

           Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	27

emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

         Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

28	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

           Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

         You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	29

include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

         Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

30	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

RETIREMENT CLASS

Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	31

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web

32	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	33

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

34	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	35

by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly

36	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	37

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

38	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

PREMIER CLASS

Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer –sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	39

compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

40	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at
www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	41

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-

42	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	43

all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

          Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

44	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	45

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

46	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	47

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

48	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	49

Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

50	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	51

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your

52	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	53

kind purchases should contact either their Relationship Manager or the Fund directly.

Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of

54	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	55

Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

56	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	57

Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are

58	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	59

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

60	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	61

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

62	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Growth Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	63

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

64	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS

LARGE-CAP GROWTH FUND ▪  FOR THE PERIOD OR YEAR ENDED

	Institutional Class
	9/30/09	9/30/08	9/30/07	9/30/06(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$8.96	$12.04	$9.68	$10.00
Gain (loss) from investment operations:
Net investment income(b)	0.06	0.08	0.10	0.05
Net realized and unrealized
gain (loss) on total
investments	(0.44)	(2.47)	2.31	(0.37)
Total gain (loss) from
investment operations	(0.38)	(2.39)	2.41	(0.32)
Less distributions from:
Net investment income	(0.07)	(0.08)	(0.05)	—
Net realized gains	—	(0.57)	—	—
Return of capital	—	(0.04)	—	—
Total distributions	(0.07)	(0.69)	(0.05)	—
Net asset value, end of period	$8.51	$8.96	$12.04	$9.68
TOTAL RETURN	(3.97)%	(21.14)%	24.97%	(3.20	)%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$333,710	$127,255	$169,352	$12,465
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.53%	0.54%	0.65%	1.97	%(d)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.50%	0.31%	0.13%	0.13	%(d)
Ratio of net investment
income to average
net assets	0.76%	0.77%	0.95%	0.97	%(d)
Portfolio turnover rate	269%	192%	189%	81%

66	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪  FOR THE PERIOD OR YEAR ENDED

	Retirement Class
	9/30/09	9/30/08	9/30/07	9/30/06(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$8.90	$12.00	$9.67	$10.00
Gain (loss) from investment operations:
Net investment income(b)	0.04	0.05	0.18	0.03
Net realized and unrealized
gain (loss) on total
investments	(0.42)	(2.47)	2.19	(0.36)
Total gain (loss) from
investment operations	(0.38)	(2.42)	2.37	(0.33)
Less distributions from:
Net investment income	(0.04)	(0.07)	(0.04)	—
Net realized gains	—	(0.57)	—	—
Return of capital	—	(0.04)	—	—
Total distributions	(0.04)	(0.68)	(0.04)	—
Net asset value, end of period	$8.48	$8.90	$12.00	$9.67
TOTAL RETURN	(4.17)%	(21.45)%	24.67%	(3.30	)%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$39,754	$31,406	$28,308	$2,145
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.77%	0.78%	0.94%	6.76	%(d)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.72%	0.57%	0.38%	0.38	%(d)
Ratio of net investment
income to average
net assets	0.55%	0.50%	1.67%	0.69	%(d)
Portfolio turnover rate	269%	192%	189%	81%

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$8.93	$12.02	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.04	0.06	0.09	0.03
Net realized and unrealized
gain (loss) on total
investments	(0.43)	(2.48)	2.31	(0.36)

Total gain (loss) from
investment operations	(0.39)	(2.42)	2.40	(0.33)

Less distributions from:
Net investment income	(0.05)	(0.06)	(0.05)	—
Net realized gains	—	(0.57)	—	—
Return of capital	—	(0.04)	—	—

Total distributions	(0.05)	(0.67)	(0.05)	—

Net asset value, end of period	$8.49	$8.93	$12.02	$9.67

TOTAL RETURN	(4.21)%	(21.40)%	24.89%	(3.30	)%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$325,741	$344,298	$439,678	$2,196
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	1.05%	1.01%	1.22%	5.35	%(d)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.67%	0.52%	0.21%	0.43	%(d)
Ratio of net investment
income to average
net assets	0.63%	0.55%	0.82%	0.61	%(d)
Portfolio turnover rate	269%	192%	189%	81%

68	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

FINANCIAL HIGHLIGHTS	(concluded)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(e)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$8.51

Gain (loss) from investment operations:
Net investment income(b)	0.00	(f)
Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from investment operations	0.00	(f)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$8.51

TOTAL RETURN	0.00	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	221.05	%(d)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.67	%(d)
Ratio of net investment
income to average
net assets	0.00	%(d)
Portfolio turnover rate	269%

TIAA-CREF Large-Cap Growth Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS (NOTES)

LARGE-CAP GROWTH FUND

(a)	The Fund commenced operations on March 31, 2006.
(b)	Based on average shares outstanding.
(c)	The percentages shown for this period are not annualized.
(d)	The percentages shown for this period are annualized.
(e)	The Premier Class commenced operations on September 30, 2009.
(f)	Amount represents less than $0.01 per share.

70	Prospectus ▪ TIAA-CREF Large-Cap Growth Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11940 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF LARGE-CAP
VALUE FUND
of the TIAA-CREF Funds

■	Retail Class

■	Retirement Class

■	Premier Class

■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Large-Cap Value Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF LARGE-CAP VALUE FUND
of the TIAA-CREF Funds

Class Ticker: Retail TCLCX Retirement TRLCX Premier TRCPX Institutional TRLIX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.45%	0.45%	0.45%	0.45%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.31%	0.32%	0.08%	0.08%

Total Annual Fund Operating Expenses	1.01%	0.77%	0.68%	0.53%

Waivers and Expense Reimbursements[3]	0.10%	—	0.01%	0.01%

Net Annual Fund Operating Expenses	0.91%	0.77%	0.67%	0.52%

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	3

Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.91% of average daily net assets for Retail Class shares; (ii) 0.77% of average daily net assets for Retirement Class shares; (iii) 0.67% of average daily net assets for Premier Class shares; and (iv) 0.52% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$93	$79	$68	$53

3 Years	$312	$246	$217	$169

5 Years	$548	$428	$378	$295

10 Years	$1,227	$954	$846	$664

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-cap equity securities. The Fund will invest primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the

4	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

Russell 1000® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including analyses of historical valuations of the same security; valuations of comparable securities in the same sector or the overall market; various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Style Risk—The risk that use of a particular investing style (such as value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	5

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 22.75%, for the quarter ended June 30, 2009. Worst quarter: -22.69%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)

Return Before Taxes	30.88%	0.06%	7.70%

Return After Taxes on Distributions	30.62%	-0.79%	6.53%

Return After Taxes on Distributions and Sale of Fund Shares	20.40%	-0.04%	6.40%

Russell 1000® Value Index	19.69%	-0.25%	6.47%

Retail Class (Inception: October 1, 2002)

Return Before Taxes	30.72%	-0.09%	7.50%

Retirement Class (Inception: October 1, 2002)

Return Before Taxes	30.59%	-0.20%	7.45%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	7

Name:	Richard Cutler	Anthansios (Tom) Kolefas, CFA

Title:	Managing Director	Managing Director

Experience on Fund:	since 2002	since 2004

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 61 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

8	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	9

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

10	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

•

Risk of Value Investing— Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

         The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition,

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	11

          foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 1000® Value Index

          The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2009, the market capitalization of companies in the Russell 1000® Value Index ranged from $261 million to $332.7 billion, with a mean market capitalization of $68.3 billion and a median market capitalization of $3.9 billion.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the

12	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	13

Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the

14	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Large-Cap Value Fund*	$0.0—$1.0	0.45%
	Over $1.0 - $2.5	0.43%
	Over $2.5 - $4.0	0.41%
	Over $4.0	0.39%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.45% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	15

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

LARGE-CAP VALUE FUND
Richard Cutler Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TIAA and its affiliates - 1997 to Present (portfolio management of domestic large-cap value portfolios),	1997	1991	2002

Anthanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Advisors, TIAA and its affiliates–2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates–2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier

16	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	17

ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early

18	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	19

pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on

20	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	21

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state,

22	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

Eligibility – Retail Class

Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

Purchasing Shares – Retail Class

How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	23

You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

24	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	25

option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a

26	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	27

shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or

28	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	29

as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Exchanging:

•	Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange

30	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	31

to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

32	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

Eligible Investors should instruct their bank to wire money to:

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	33

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves

34	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	35

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

36	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	37

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

38	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

          Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	39

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer –sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

40	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

           Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

          Purchasing Shares—For Participants Purchasing Shares through a Plan or
          Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	41

your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

          Allocating Retirement Contributions to the Fund—For Participants
          Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes.

42	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	43

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

44	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

          Redeeming Shares – Premier Class

          Redeeming Shares—For Participants Holding Shares through a Plan or
          Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	45

information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor

46	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

          Exchanging Shares—For Participants Holding Shares through a Plan or
          Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	47

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

	•	accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain

48	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	49

compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they

50	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	51

any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

52	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	53

Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

54	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	55

Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of

56	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	57

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

58	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	59

Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate

60	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	61

amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

62	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Value Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	63

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

64	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS

LARGE-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.56	$17.02	$15.73	$14.41	$13.40

Gain (loss) from investment operations:

Net investment income(a)	0.19	0.28	0.30	0.27	0.30

Net realized and unrealized gain (loss) on total investments	(0.35)	(4.58)	2.10	1.75	1.92

Total gain (loss) from investment operations	(0.16)	(4.30)	2.40	2.02	2.22

Less distributions from:

Net investment income	(0.26)	(0.25)	(0.26)	(0.22)	(0.23)

Net realized gains	—	(0.91)	(0.85)	(0.48)	(0.98)

Total distributions	(0.26)	(1.16)	(1.11)	(0.70)	(1.21)

Net asset value, end of period	$11.14	$11.56	$17.02	$15.73	$14.41

TOTAL RETURN	(0.66)%	(26.78)%	15.71%	14.47%	16.73%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$372,327	$401,478	$487,144	$215,614	$216,512

Ratio of expenses to average net assets before expense waiver and reimbursement	0.53%	0.49%	0.52%	0.38%	0.14%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.52%	0.49%	0.50%	0.38%	0.14%

Ratio of net investment income to average net assets	2.17%	2.03%	1.78%	1.84%	2.11%

Portfolio turnover rate	139%	151%	136%	115%	113%

66	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.51	$16.96	$15.68	$14.43	$13.41

Gain (loss) from investment operations:

Net investment income(a)	0.17	0.25	0.26	0.23	0.26

Net realized and unrealized gain (loss) on total investments	(0.35)	(4.57)	2.10	1.75	1.90

Total gain (loss) from investment operations	(0.18)	(4.32)	2.36	1.98	2.16

Less distributions from:

Net investment income	(0.23)	(0.22)	(0.23)	(0.25)	(0.16)

Net realized gains	—	(0.91)	(0.85)	(0.48)	(0.98)

Total distributions	(0.23)	(1.13)	(1.08)	(0.73)	(1.14)

Net asset value, end of period	$11.10	$11.51	$16.96	$15.68	$14.43

TOTAL RETURN	(0.88)%	(26.99)%	15.51%	14.21%	16.23%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$630,788	$500,288	$500,511	$257,287	$159,064

Ratio of expenses to average net assets before expense waiver and reimbursement	0.77%	0.74%	0.75%	0.68%	0.48%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.76%	0.74%	0.73%	0.67%	0.48%

Ratio of net investment income to average net assets	1.86%	1.78%	1.55%	1.54%	1.82%

Portfolio turnover rate	139%	151%	136%	115%	113%

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.26	$16.60	$15.36	$14.17	$13.25

Gain (loss) from investment operations:

Net investment income(a)	0.17	0.25	0.28	0.25	0.26

Net realized and unrealized gain (loss) on total investments	(0.34)	(4.45)	2.06	1.71	1.88

Total gain (loss) from investment operations	(0.17)	(4.20)	2.34	1.96	2.14

Less distributions from:

Net investment income	(0.25)	(0.23)	(0.25)	(0.29)	(0.24)

Net realized gains	—	(0.91)	(0.85)	(0.48)	(0.98)

Total distributions	(0.25)	(1.14)	(1.10)	(0.77)	(1.22)

Net asset value, end of period	$10.84	$11.26	$16.60	$15.36	$14.17

TOTAL RETURN	(0.82)%	(26.87)%	15.70%	14.35%	16.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$74,703	$74,487	$115,149	$198,739	$170,748

Ratio of expenses to average net assets before expense waiver and reimbursement	0.92%	0.77%	0.71%	0.53%	0.44%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.71%	0.64%	0.55%	0.53%	0.44%

Ratio of net investment income to average net assets	1.96%	1.85%	1.72%	1.69%	1.87%

Portfolio turnover rate	139%	151%	136%	115%	113%

68	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

FINANCIAL HIGHLIGHTS	(concluded)

LARGE-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.14

Gain (loss) from investment operations:

Net investment income(a)	0.00	(c)

Net realized and unrealized gain (loss) on total investments	—

Total gain (loss) from investment operations	0.00	(c)

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—

Net asset value, end of period	$11.14

TOTAL RETURN	0.00	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$250

Ratio of expenses to average net assets before expense waiver and reimbursement	221.09	%(e)

Ratio of expenses to average net assets after expense waiver and reimbursement	0.67	%(e)

Ratio of net investment income to average net assets	0.00	%(e)

Portfolio turnover rate	139%

TIAA-CREF Large-Cap Value Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS (NOTES)

LARGE-CAP VALUE FUND

(a)	Based on average shares outstanding.

(b)	The Premier Class commenced operations on September 30, 2009.

(c)	Amount represents less than $0.01 per share.

(d)	The percentages shown for this period are not annualized.

(e)	The percentages shown for this period are annualized.

70	Prospectus ▪ TIAA-CREF Large-Cap Value Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11942 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF MID-CAP
GROWTH FUND

of the TIAA-CREF Funds

■	Retail Class

■	Retirement Class

■	Premier Class

■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Mid-Cap Growth Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF MID-CAP GROWTH FUND
of the TIAA-CREF Funds

Class Ticker: Retail TCMGX Retirement TRGMX Premier TRGPX Institutional TRPWX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.32%	0.30%	0.05%	0.05%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.06%	0.79%	0.69%	0.54%
Waivers and Expense Reimbursements[4]	0.11%	—	—	—
Net Annual Fund Operating Expenses	0.95%	0.79%	0.69%	0.54%

[1]	The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services,

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	3

Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s 2009 annual report.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed: (i) 0.94% of average daily net assets for Retail Class shares; (ii) 0.80% of average daily net assets for Retirement Class shares; (iii) 0.70% of average daily net assets for Premier Class shares; and (iv) 0.55% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$97	$81	$70	$55
3 Years	$326	$252	$221	$173
5 Years	$574	$439	$384	$302
10 Years	$1,284	$978	$859	$677

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s

4	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that Advisors believes present the opportunity for growth.

          Advisors looks for equity securities of companies that it believes have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new areas of the economy, that have distinctive products or services and that are growing faster than the overall equity market. The Fund may also invest in companies that Advisors believes to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          The Fund also uses proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	5

than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Style Risk—The risk that use of a particular investing style (such as growth investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•	Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 11 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark

6	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 19.86%, for the quarter ended June 30, 2009. Worst quarter: -28.66%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)
Return Before Taxes	46.92%	2.10%	10.06%
Return After Taxes on Distributions	46.87%	1.61%	9.42%
Return After Taxes on Distributions and Sale of
Fund Shares	30.56%	1.82%	8.77%
Russell Mid-Cap® Growth Index	46.29%	2.40%	9.89%
Retail Class (Inception: October 1, 2002)
Return Before Taxes	46.62%	1.86%	9.79%
Retirement Class (Inception: October 1, 2002)
Return Before Taxes	46.53%	1.83%	9.75%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	7

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	George (Ted) Scalise, CFA	Susan Hirsch
Title:	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2007

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 61 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

8	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	9

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some

10	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	11

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risks of Growth Investing— Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•	Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell Midcap® Growth Index

          The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities (according to the Russell Investment Group). The Russell Midcap® Growth Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology and health care. As of December 31, 2009, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $261 million to $15.5 billion, with a mean market capitalization of $6.6 billion and a median market capitalization of $3.6 billion.

12	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	13

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers

14	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Mid-Cap Growth Fund*	$0.0 - $0.5	0.48%
	Over $0.5 - $0.75	0.46%
	Over $0.75 - $1.00	0.44%
	Over $1.0	0.42%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.48% for the Fund.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	15

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

	Portfolio Role/ Coverage/ Expertise/Specialty		Total Experience (since dates specified below)
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team
MID-CAP GROWTH FUND

George (Ted) Scalise CFA Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TIAA and its affiliates—2006 to Present (portfolio management of domestic mid-cap growth portfolios), Duncan-Hurst Capital Management—1996 to 2006 (portfolio management of domestic large and mid-cap growth portfolios)	2006	1995	2006

Susan Hirsch Managing Director	Stock Selection	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates—2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2007

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services

16	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	17

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

18	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	19

price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a

20	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	21

gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are

22	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

Eligibility – Retail Class

Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	23

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

           How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing

24	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	25

semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

26	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	27

Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your

28	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	29

securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you

30	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	31

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being

32	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	33

accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other

34	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	35

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

36	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	37

manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

          Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

38	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

          Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	39

•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

           Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

	•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

40	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	41

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from

42	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	43

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

44	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	45

“good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund

46	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	47

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

48	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

           Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

           Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	49

entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

           Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

50	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

           Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	51

requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

           To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class

52	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

           Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	53

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

           In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

54	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

           Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

           Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

           In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	55

           Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

           Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

           Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

           Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer

56	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	57

information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

58	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	59

your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

60	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	61

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

62	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	63

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell Midcap® Growth Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

64	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

66	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.30	$20.33	$17.01	$17.01	$14.30

Gain (loss) from investment operations:

Net investment income(a)	0.04	0.06	0.03	0.06	0.06

Net realized and unrealized gain (loss) on total investments	(0.41)	(4.65)	4.20	0.41	3.33

Total gain (loss) from investment operations	(0.37)	(4.59)	4.23	0.47	3.39

Less distributions from:

Net investment income	(0.03)	(0.04)	(0.05)	(0.02)	(0.01)

Net realized gains	—	(1.40)	(0.86)	(0.45)	(0.67)

Total distributions	(0.03)	(1.44)	(0.91)	(0.47)	(0.68)

Net asset value, end of period	$13.90	$14.30	$20.33	$17.01	$17.01

TOTAL RETURN	(2.49)%	(24.33)%	25.76%	2.72%	24.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$92,912	$53,843	$51,145	$34,088	$20,808

Ratio of expenses to average net assets before expense waiver and reimbursement	0.53%	0.55%	0.59%	0.50%	0.15%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.52%	0.55%	0.55%	0.43%	0.15%

Ratio of net investment income to average net assets	0.35%	0.31%	0.18%	0.36%	0.39%

Portfolio turnover rate	80%	111%	127%	147%	115%

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.12	$20.12	$16.84	$16.88	$14.23

Gain (loss) from investment operations:

Net investment income(a)	0.01	0.01	0.00 (b)	0.02	0.01

Net realized and unrealized gain (loss) on total investments	(0.39)	(4.60)	4.16	0.39	3.31

Total gain (loss) from investment operations	(0.38)	(4.59)	4.16	0.41	3.32

Less distributions from:

Net investment income	—	(0.01)	(0.02)	—	—

Net realized gains	—	(1.40)	(0.86)	(0.45)	(0.67)

Total distributions	—	(1.41)	(0.88)	(0.45)	(0.67)

Net asset value, end of period	$13.74	$14.12	$20.12	$16.84	$16.88

TOTAL RETURN	(2.69)%	(24.56)%	25.54%	2.42%	23.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$525,148	$348,993	$313,908	$164,771	$131,943

Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.80%	0.84%	0.72%	0.48%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.76%	0.80%	0.78%	0.69%	0.48%

Ratio of net investment income to average net assets	0.10%	0.06%	(0.05)%	0.13%	0.06%

Portfolio turnover rate	80%	111%	127%	147%	115%

68	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.15	$20.14	$16.85	$16.89	$14.23

Gain (loss) from investment operations:

Net investment income(a)	0.02	0.03	0.00 (b)	0.02	0.01

Net realized and unrealized gain (loss) on total investments	(0.40)	(4.61)	4.17	0.40	3.32

Total gain (loss) from investment operations	(0.38)	(4.58)	4.17	0.42	3.33

Less distributions from:

Net investment income	(0.01)	(0.01)	(0.02)	(0.01)	0.00 (b)

Net realized gains	—	(1.40)	(0.86)	(0.45)	(0.67)

Total distributions	(0.01)	(1.41)	(0.88)	(0.46)	(0.67)

Net asset value, end of period	$13.76	$14.15	$20.14	$16.85	$16.89

TOTAL RETURN	(2.69)%	(24.46)%	25.66%	2.37%	23.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$68,849	$62,390	$84,847	$68,416	$62,481

Ratio of expenses to average net assets before expense waiver and reimbursement	0.97%	0.87%	0.90%	0.68%	0.44%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.73%	0.69%	0.70%	0.68%	0.44%

Ratio of net investment income to average net assets	0.15%	0.17%	0.03%	0.13%	0.09%

Portfolio turnover rate	80%	111%	127%	147%	115%

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS	(concluded)

MID-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(c)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$13.90

Gain (loss) from investment operations:

Net investment income(a)	0.00	(b)

Net realized and unrealized gain (loss) on total investments	—

Total gain (loss) from investment operations	0.00	(b)

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—

Net asset value, end of period	$13.90

TOTAL RETURN	0.00	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$250

Ratio of expenses to average net assets before expense waiver and reimbursement	221.08	%(e)

Ratio of expenses to average net assets after expense waiver and reimbursement	0.70	%(e)

Ratio of net investment income to average net assets	0.00	%(e)

Portfolio turnover rate	80%

70	Prospectus ▪ TIAA-CREF Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS (NOTES)

MID-CAP GROWTH FUND

(a)	Based on average shares outstanding.

(b)	Amount represents less than $0.01 per share.

(c)	The Premier Class commenced operations on September 30, 2009.

(d)	The percentages shown for this period are not annualized.

(e)	The percentages shown for this period are annualized.

TIAA-CREF Mid-Cap Growth Fund ▪ Prospectus	71

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund's annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11944 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF MID-CAP VALUE FUND

of the TIAA-CREF Funds

▪	Retail Class
▪	Retirement Class
▪	Premier Class
▪	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Mid-Cap Value Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF MID-CAP VALUE FUND
of the TIAA-CREF Funds

Class Ticker: Retail TCMVX Retirement TRVRX Premier TRVPX Institutional TIMVX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.46%	0.46%	0.46%	0.46%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.30%	0.33%	0.08%	0.08%

Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses	1.03%	0.81%	0.71%	0.56%

Waivers and Expense Reimbursements[4]	0.07%	—	—	—

Net Annual Fund Operating Expenses	0.96%	0.81%	0.71%	0.56%

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	3

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s 2009 annual report.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed: (i) 0.94% of average daily net assets for Retail Class shares; (ii) 0.80% of average daily net assets for Retirement Class shares; (iii) 0.70% of average daily net assets for Premier Class shares; and (iv) 0.55% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$98	$83	$73	$57

3 Years	$321	$259	$227	$179

5 Years	$562	$450	$395	$313

10 Years	$1,253	$1,002	$883	$701

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s

4	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets in (net assets, plus the amount of any borrowings for investment purposes) in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including analyses of historical valuations of the same security; valuations of comparable securities in the same sector or the overall market; various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Style Risk—The risk that use of a particular investing style (such as value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	5

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 20.46%, for the quarter ended June 30, 2009. Worst quarter: -26.96%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)
Return Before Taxes	37.39%	3.13%	11.64%
Return After Taxes on Distributions	37.10%	1.99%	10.38%
Return After Taxes on Distributions and Sale of
Fund Shares	24.67%	2.40%	9.86%
Russell Mid-Cap® Value Index	34.21%	1.98%	9.77%
Retail Class (Inception: October 1, 2002)
Return Before Taxes	37.21%	2.96%	11.41%
Retirement Class (Inception: October 1, 2002)
Return Before Taxes	37.10%	2.86%	11.33%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	7

Name:	Anthanasios (Tom) Kolefas, CFA	Richard Cutler
Title:	Managing Director	Managing Director
Experience on Fund:	since 2004	since 2002

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 61 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

8	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	9

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In

10	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risk of Value Investing— Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	11

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Russell Midcap® Value Index

          The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities (according to the Russell Investment Group). The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and utilities. As of December 31, 2009, the market capitalization of companies in the Russell Midcap® Value Index ranged from $261 million to $13.7 billion, with a mean market capitalization of $6.0 billion and a median market capitalization of $3.3 billion.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such

12	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	13

taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors

14	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Mid-Cap Value Fund*	$0.0 - $0.5	0.48%
	Over $0.5 - $0.75	0.46%
	Over $0.75 - $1.00	0.44%
	Over $1.0	0.42%

* For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.46% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	15

          investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

MID-CAP VALUE FUND
Anthanasios (Tom) Kolefas, CFA Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates—2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

Richard Cutler Managing Director	Stock Selection	Advisors, TIAA and its affiliates–1997 to Present (portfolio management of domestic large-cap value portfolios),	1997	1991	2002

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other

16	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution,

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	17

promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s

18	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	19

the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

20	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	21

account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

22	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	23

          Purchasing Shares – Retail Class

           How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

24	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	25

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

          Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•	If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other

26	Prospectus ■ TIAA-CREF Mid-Cap Value Fund

conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

TIAA-CREF Mid-Cap Value Fund ■ Prospectus	27

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you

28	Prospectus ■ TIAA-CREF Mid-Cap Value Fund

with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For

TIAA-CREF Mid-Cap Value Fund ■ Prospectus	29

purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

30	Prospectus ■ TIAA-CREF Mid-Cap Value Fund

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but

TIAA-CREF Mid-Cap Value Fund ■ Prospectus	31

that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

32	Prospectus ■ TIAA-CREF Mid-Cap Value Fund

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

TIAA-CREF Mid-Cap Value Fund ■ Prospectus	33

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•	If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer

34	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	35

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

         You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

36	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	37

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

38	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	39

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

	•	Trust companies that are not sponsored by an affiliate of Advisors;

40	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	41

retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

42	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	43

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

44	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	45

record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

46	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	47

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

48	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	49

(2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

50	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	51

requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class

52	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	53

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

54	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	55

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

           Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer

56	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

           Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	57

information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

58	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	59

your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

60	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	61

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

62	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	63

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell Midcap® Value Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

64	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

66	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

FINANCIAL HIGHLIGHTS

MID-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.78	$20.34	$18.59	$17.57	$14.44

Gain (loss) from investment operations:

Net investment income(a)	0.24	0.30	0.35	0.26	0.30

Net realized and unrealized gain (loss) on total investments	(0.88)	(4.54)	3.33	1.87	3.62

Total gain (loss) from investment operations	(0.64)	(4.24)	3.68	2.13	3.92

Less distributions from:

Net investment income	(0.22)	(0.26)	(0.31)	(0.23)	(0.22)

Net realized gains	(0.03)	(1.06)	(1.62)	(0.88)	(0.57)

Total distributions	(0.25)	(1.32)	(1.93)	(1.11)	(0.79)

Net asset value, end of period	$13.89	$14.78	$20.34	$18.59	$17.57

TOTAL RETURN	(3.74)%	(22.03)%	21.03%	12.68%	27.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$201,400	$127,218	$58,763	$38,173	$25,868

Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.51%	0.53%	0.47%	0.15%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.51%	0.53%	0.43%	0.15%

Ratio of net investment income to average net assets	2.18%	1.74%	1.76%	1.46%	1.82%

Portfolio turnover rate	57%	41%	90%	131%	110%

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.69	$20.23	$18.51	$17.52	$14.38

Gain (loss) from investment operations:

Net investment income(a)	0.21	0.26	0.29	0.21	0.25

Net realized and unrealized gain (loss) on total investments	(0.87)	(4.53)	3.32	1.87	3.60

Total gain (loss) from investment operations	(0.66)	(4.27)	3.61	2.08	3.85

Less distributions from:

Net investment income	(0.19)	(0.21)	(0.27)	(0.21)	(0.14)

Net realized gains	(0.03)	(1.06)	(1.62)	(0.88)	(0.57)

Total distributions	(0.22)	(1.27)	(1.89)	(1.09)	(0.71)

Net asset value, end of period	$13.81	$14.69	$20.23	$18.51	$17.52

TOTAL RETURN	(3.98)%	(22.25)%	20.70%	12.42%	27.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$1,052,151	$683,125	$600,104	$318,024	$266,360

Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.76%	0.78%	0.69%	0.48%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.79%	0.76%	0.78%	0.68%	0.48%

Ratio of net investment income to average net assets	1.93%	1.52%	1.47%	1.20%	1.50%

Portfolio turnover rate	57%	41%	90%	131%	110%

68	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.55	$20.04	$18.34	$17.36	$14.27

Gain (loss) from investment operations:

Net investment income(a)	0.22	0.29	0.32	0.22	0.25

Net realized and unrealized gain (loss) on total investments	(0.87)	(4.49)	3.29	1.85	3.57

Total gain (loss) from investment operations	(0.65)	(4.20)	3.61	2.07	3.82

Less distributions from:

Net investment income	(0.21)	(0.23)	(0.29)	(0.22)	(0.16)

Net realized gains	(0.03)	(1.06)	(1.62)	(0.87)	(0.57)

Total distributions	(0.24)	(1.29)	(1.91)	(1.09)	(0.73)

Net asset value, end of period	$13.66	$14.55	$20.04	$18.34	$17.36

TOTAL RETURN	(3.94)%	(22.09)%	20.87%	12.51%	27.23%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$140,846	$152,818	$198,698	$125,871	$95,608

Ratio of expenses to average net assets before expense waiver and reimbursement	0.92%	0.79%	0.79%	0.63%	0.44%

Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.62%	0.63%	0.63%	0.44%

Ratio of net investment income to average net assets	2.03%	1.69%	1.65%	1.25%	1.53%

Portfolio turnover rate	57%	41%	90%	131%	110%

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS	(concluded)

MID-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$13.89

Gain (loss) from investment operations:

Net investment income(a)	0.00	(c)

Net realized and unrealized gain (loss) on total investments	—

Total gain (loss) from investment operations	0.00	(c)

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—

Net asset value, end of period	$13.89

TOTAL RETURN	0.00	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$250

Ratio of expenses to average net assets before expense waiver and reimbursement	221.06	%(e)

Ratio of expenses to average net assets after expense waiver and reimbursement	0.70	%(e)

Ratio of net investment income to average net assets	0.00	%(e)

Portfolio turnover rate	57%

70	Prospectus ▪ TIAA-CREF Mid-Cap Value Fund

FINANCIAL HIGHLIGHTS (NOTES)

MID-CAP VALUE FUND

(a)	Based on average shares outstanding.
(b)	The Premier Class commenced operations on September 30, 2009.
(c)	Amount represents less than $0.01 per share.
(d)	The percentages shown for this period are not annualized.
(e)	The percentages shown for this period are annualized.

TIAA-CREF Mid-Cap Value Fund ▪ Prospectus	71

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11945 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF SMALL-CAP
EQUITY FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Small Cap Equity Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF SMALL-CAP EQUITY FUND
of the TIAA-CREF Funds

Class Ticker: Retail TCSEX Retirement TRSEX Premier TSRPX Institutional TISEX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%	2.00%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.40%	0.34%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.13%	0.82%	0.72%	0.57%
Waivers and Expense Reimbursements[3]	0.19%	0.02%	0.02%	0.02%
Net Annual Fund Operating Expenses	0.94%	0.80%	0.70%	0.55%

[1]	The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services,

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	3

Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.94% of average daily net assets for Retail Class shares; (ii) 0.80% of average daily net assets for Retirement Class shares; (iii) 0.70% of average daily net assets for Premier Class shares; and (iv) 0.55% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$96	$82	$72	$56
3 Years	$340	$260	$228	$181
5 Years	$604	$453	$399	$316
10 Years	$1,358	$1,012	$893	$712

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in small-cap equity securities. A small-cap equity security is a security within the

4	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

capitalization range of the companies included in the Russell 2000® Index at the time of purchase. The Fund will invest primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations, that appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers; future earnings and sustainable growth prospects; and the price and volume trends of the stock. The score is used to form the portfolio, along with the following additional inputs: weightings of the stock, and its corresponding sector, in the benchmark; correlations between the performance of the stocks in the universe; and trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	5

•	Quantitative Analysis Risk—The risk that stocks selected by the Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 23.52%, for the quarter ended June 30, 2003. Worst quarter: -24.81%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception
Institutional Class (Inception: October 1, 2002)

Return Before Taxes	26.97%	–0.44%	8.65%

Return After Taxes on Distributions	26.84%	–1.69%	7.21%

Return After Taxes on Distributions and Sale of Fund Shares	17.69%	–0.71%	7.08%

Russell 2000® Index	27.17%	0.51%	9.00%

Retail Class (Inception: October 1, 2002)

Return Before Taxes	26.76%	–0.60%	8.48%

Retirement Class (Inception: October 1, 2002)

Return Before Taxes	26.58%	–0.70%	8.34%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	7

Name:	Michael S. Shing, CFA	Adam Cao, CFA

Title:	Managing Director	Director

Experience on Fund:	since 2004	since 2007

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “For all Expenses” above.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 61 of the prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt

8	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	9

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

•	Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the

10	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 2000®Index

          The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities (according to the Russell Investment Group). As of December 31, 2009, the market capitalization of companies in the Russell 2000® Index ranged from $20 million to $5.6 billion, with a mean market capitalization of $1.0 million and a median market capitalization of $397 million. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	11

contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally

12	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	13

compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)
Small-Cap Equity Fund*	$0.0 - $0.5	0.48%

	Over $0.5 - $0.75	0.46%

	Over $0.75 - $1.00	0.44%

	Over $1.0	0.42%

* For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.48% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

14	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

SMALL CAP EQUITY FUND
Michael S. Shing, CFA Managing Director	Quantitative Portfolio Manager	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios); Barclays Global Investors—1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2004
Adam Cao, CFA Director	Quantitative Portfolio Manager	Advisors, TIAA and its affiliates—1993 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios); Procinea Management—2005 to 2006 (quantitative market research associate for alternative asset classes); Teachers Advisors, Inc., TIAA and its affiliates—2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios); Barra—1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2007

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	15

affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connectiion with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

16	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	17

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

18	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	19

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a

20	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	21

403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

         Eligibility – Retail Class

Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

22	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

           Purchasing Shares – Retail Class

How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	23

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next

24	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	25

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or

26	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

         Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          Usually, the Fund sends your redemption proceeds (minus any applicable Redemption Fee) to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds (minus any applicable Redemption Fee) to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	27

application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the

28	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

securities will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Retail Class

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	29

day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

         Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

30	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

         Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	31

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

32	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	33

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

34	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

          Redeeming Shares – Retirement Class

          Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	35

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any

36	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	37

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

         Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

         Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

38	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	39

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

40	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

         Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	41

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

         Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-

42	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	43

all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

44	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	45

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

46	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	47

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

48	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•	Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a)

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	49

(including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

50	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	51

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

52	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	53

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

54	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	55

purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

56	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

           Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	57

exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

58	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	59

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the

60	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	61

distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

62	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	63

protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.

          If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

         ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 2000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

64	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

66	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

SMALL CAP EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$12.12	$15.43	$15.91	$15.84	$14.29

Gain (loss) from investment operations:

Net investment income(a)	0.09	0.12	0.19	0.10	0.17

Net realized and unrealized
gain (loss) on total
investments	(1.13)	(2.36)	0.99	1.41	2.20

Total gain (loss) from
investment operations	(1.04)	(2.24)	1.18	1.51	2.37

Less distributions from:

Net investment income	(0.06)	(0.15)	(0.11)	(0.11)	(0.12)

Net realized gains	—	(0.92)	(1.55)	(1.33)	(0.70)

Total distributions	(0.06)	(1.07)	(1.66)	(1.44)	(0.82)

Net asset value, end of period	$11.02	$12.12	$15.43	$15.91	$15.84

TOTAL RETURN	(8.34)%	(15.23)%	7.43%	10.15%	16.69%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$253,985	$190,667	$181,032	$115,273	$116,652

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.57%	0.53%	0.57%	0.43%	0.15%

Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.53%	0.53%	0.55%	0.41%	0.15%

Ratio of net investment
income to average
net assets	1.01%	0.91%	1.16%	0.66%	1.11%

Portfolio turnover rate	91%	114%	127%	264%	273%

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(continued)

SMALL CAP EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$11.95	$15.23	$15.73	$15.71	$14.20

Gain (loss) from investment operations:

Net investment income(a)	0.07	0.09	0.15	0.06	0.12

Net realized and unrealized
gain (loss) on total
investments	(1.11)	(2.34)	0.98	1.40	2.19

Total gain (loss) from
investment operations	(1.04)	(2.25)	1.13	1.46	2.31

Less distributions from:

Net investment income	(0.03)	(0.11)	(0.08)	(0.11)	(0.10)

Net realized gains	—	(0.92)	(1.55)	(1.33)	(0.70)

Total distributions	(0.03)	(1.03)	(1.63)	(1.44)	(0.80)

Net asset value, end of period	$10.88	$11.95	$15.23	$15.73	$15.71

TOTAL RETURN	(8.57)%	(15.39)%	7.15%	9.90%	16.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$351,575	$285,643	$267,273	$216,828	$170,413

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.82%	0.78%	0.81%	0.72%	0.48%

Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.78%	0.78%	0.78%	0.69%	0.48%

Ratio of net investment
income to average
net assets	0.76%	0.66%	0.92%	0.39%	0.78%

Portfolio turnover rate	91%	114%	127%	264%	273%

68	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

FINANCIAL HIGHLIGHTS	(continued)

SMALL CAP EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$11.91	$15.18	$15.66	$15.65	$14.15

Gain (loss) from investment operations:

Net investment income(a)	0.08	0.09	0.15	0.07	0.14

Net realized and unrealized
gain (loss) on total
investments	(1.12)	(2.33)	1.01	1.39	2.19

Total gain (loss) from
investment operations	(1.04)	(2.24)	1.16	1.46	2.33

Less distributions from:

Net investment income	(0.04)	(0.11)	(0.09)	(0.12)	(0.13)

Net realized gains	—	(0.92)	(1.55)	(1.33)	(0.70)

Total distributions	(0.04)	(1.03)	(1.64)	(1.45)	(0.83)

Net asset value, end of period	$10.83	$11.91	$15.18	$15.66	$15.65

TOTAL RETURN	(8.59)%	(15.37)%	7.39%	9.97%	16.55%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$47,020	$50,731	$68,843	$85,719	$71,400

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	1.04%	0.87%	0.86%	0.61%	0.32%

Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.71%	0.72%	0.69%	0.61%	0.30%

Ratio of net investment
income to average
net assets	0.86%	0.71%	0.95%	0.48%	0.97%

Portfolio turnover rate	91%	114%	127%	264%	273%

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS	(concluded)

SMALL CAP EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$11.02

Gain (loss) from investment operations:

Net investment income(a)	0.00	(c)

Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from
investment operations	0.00	(c)

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—

Net asset value, end of period	$11.02

TOTAL RETURN	0.00	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$250

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	221.09	%(e)

Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.70	%(e)

Ratio of net investment
income to average
net assets	0.00	%(e)

Portfolio turnover rate	91%

70	Prospectus ▪ TIAA-CREF Small Cap Equity Fund

FINANCIAL HIGHLIGHTS (NOTES)

SMALL CAP EQUITY FUND

(a)	Based on average shares outstanding.

(b)	The Premier Class commenced operations on September 30, 2009.

(c)	Amount represents less than $0.01 per share.

(d)	The percentages shown for this period are not annualized.

(e)	The percentages shown for this period are annualized.

TIAA-CREF Small Cap Equity Fund ▪ Prospectus	71

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11946 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF LARGE-CAP GROWTH
INDEX FUND

of the TIAA-CREF Funds

■	Retirement Class
■	Institutional Class

This Prospectus describes the Retirement and Institutional Class shares offered by the TIAA-CREF Large-Cap Growth Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF LARGE-CAP GROWTH INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TRIRX Institutional TILIX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%
Maximum Deferred Sales Charge	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%
Redemption or Exchange Fee	0%	0%
Maximum Account Fee	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class

Management Fees	0.04%	0.04%
Other Expenses	0.35%	0.10%
Total Annual Fund Operating Expenses	0.39%	0.14%
Waivers and Expense Reimbursements[1]	0.05%	0.05%
Net Annual Fund Operating Expenses	0.34%	0.09%

TIAA-CREF Large-Cap Growth Index Fund ■ Prospectus	3

[1]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.34% of average daily net assets for Retirement Class shares and (ii) 0.09% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Institutional Class

1 Year	$35	$9
3 Years	$120	$40
5 Years	$214	$74
10 Years	$488	$174

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of its benchmark index (Russell 1000® Growth Index). For purposes of the 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity

4	Prospectus ■ TIAA-CREF Large-Cap Growth Index Fund

securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team will attempt to build a portfolio that generally matches the market-weighted investment characteristics of the Fund’s benchmark index.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Style Risk—The risk that use of a particular investing style (such as growth investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class

TIAA-CREF Large-Cap Growth Index Fund ■ Prospectus	5

will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class and Retirement Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, after-tax returns for the Retirement Class shares will vary from the after-tax returns presented for the Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ■ TIAA-CREF Large-Cap Growth Index Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 16.41%, for the quarter ended June 30, 2009. Worst quarter: -22.74%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)
Return Before Taxes	37.18%	1.54%	6.04%
Return After Taxes on Distributions	36.91%	1.25%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	24.52%	1.28%	5.02%
Russell 1000® Growth Index	37.21%	1.63%	6.16%
Retirement Class (Inception: October 1, 2002)
Return Before Taxes	36.92%	1.27%	5.73%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

TIAA-CREF Large-Cap Growth Index Fund ■ Prospectus	7

PURCHASE AND SALE OF FUND SHARES

          Retirement Class shares are generally available for purchase through employee benefit plans. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 40 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Prospectus ■ TIAA-CREF Large-Cap Growth Index Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	9

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risks of Growth Investing— Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

10	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Russell 1000® Growth Index

          The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. As of December 31, 2009 the market capitalization of companies in the Russell 1000® Growth Index ranged from $261 million to $332.7 billion, with a mean market capitalization of $78.2 billion and a median market capitalization of $4.5 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	11

potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may

12	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retirement and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	13

Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Large-Cap Growth Index Fund	All assets	0.04%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

LARGE-CAP GROWTH INDEX FUND

Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates–2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management–1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

14	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates–2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services–2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	15

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early

16	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	17

pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the particular Fund. All other Retirement Class shareholders, as well as Institutional Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on

18	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	19

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state,

20	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETIREMENT CLASS

         Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

         Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	21

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

22	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028

DDA Number 9905-454-6

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	23

Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

24	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	25

the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an

26	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•	a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	27

Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

28	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	29

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $10 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

30	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

           The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	31

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

32	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	33

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

            Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an

34	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	35

“distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

36	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements,

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	37

exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retirement Class. While there is currently no minimum account size for Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•	Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right,

38	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	39

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

40	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	41

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

42	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

           ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Growth Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	43

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

44	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	45

FINANCIAL HIGHLIGHTS

LARGE-CAP GROWTH INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$10.72	$13.78	$11.84	$11.33	$10.48

Gain (loss) from investment operations:
Net investment income(a)	0.15	0.16	0.14	0.13	0.12
Net realized and unrealized
gain (loss) on total
investments	(0.38)	(3.00)	2.09	0.54	1.07

Total gain (loss) from
investment operations	(0.23)	(2.84)	2.23	0.67	1.19

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.28)	(0.09)	(0.15)
Net realized gains	0.00 (b)	(0.08)	(0.01)	(0.07)	(0.19)

Total distributions	(0.14)	(0.22)	(0.29)	(0.16)	(0.34)

Net asset value, end of period	$10.35	$10.72	$13.78	$11.84	$11.33

TOTAL RETURN	(1.76)%	(20.96)%	19.15%	5.94%	11.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$307,978	$263,714	$272,610	$552,918	$464,761
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.14%	0.10%	0.12%	0.08%	0.08%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.07%	0.10%	0.08%	0.08%	0.08%
Ratio of net investment
income to average
net assets	1.78%	1.23%	1.10%	1.14%	1.08%
Portfolio turnover rate	28%	28%	53%	40%	61%

46	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

FINANCIAL HIGHLIGHTS	(concluded)

LARGE-CAP GROWTH INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$10.78	$13.86	$11.91	$11.47	$10.56

Gain (loss) from investment operations:
Net investment income(a)	0.13	0.12	0.12	0.10	0.12
Net realized and unrealized
gain (loss) on total
investments	(0.39)	(3.01)	2.10	0.53	1.04

Total gain (loss) from
investment operations	(0.26)	(2.89)	2.22	0.63	1.16

Less distributions from:
Net investment income	(0.11)	(0.11)	(0.26)	(0.12)	(0.06)
Net realized gains	0.00 (b)	(0.08)	(0.01)	(0.07)	(0.19)

Total distributions	(0.11)	(0.19)	(0.27)	(0.19)	(0.25)

Net asset value, end of period	$10.41	$10.78	$13.86	$11.91	$11.47

TOTAL RETURN	(2.06)%	(21.13)%	18.91%	5.53%	11.04%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$149,803	$98,784	$87,924	$42,719	$22,402
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.39%	0.35%	0.38%	0.43%	0.43%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.33%	0.35%	0.33%	0.36%	0.43%
Ratio of net investment
income to average
net assets	1.52%	0.98%	0.93%	0.86%	1.04%
Portfolio turnover rate	28%	28%	53%	40%	61%

TIAA-CREF Large-Cap Growth Index Fund ▪ Prospectus	47

FINANCIAL HIGHLIGHTS (NOTES)

LARGE-CAP GROWTH INDEX FUND

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01 per share.

48	Prospectus ▪ TIAA-CREF Large-Cap Growth Index Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail

1940 Act File No. 811-9301

address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

A11950 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF LARGE-CAP VALUE
INDEX FUND

of the TIAA-CREF Funds

■	Retirement Class
■	Institutional Class

This Prospectus describes the Retirement and Institutional Class shares offered by the TIAA-CREF Large-Cap Value Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF LARGE-CAP VALUE INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TRCVX Institutional TILVX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%
Maximum Deferred Sales Charge	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%
Redemption or Exchange Fee	0%	0%
Maximum Account Fee	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class

Management Fees	0.04%	0.04%
Other Expenses	0.34%	0.09%
Total Annual Fund Operating Expenses	0.38%	0.13%
Waivers and Expense Reimbursements[1]	0.04%	0.04%
Net Annual Fund Operating Expenses	0.34%	0.09%

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	3

[1]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.34% of average daily net assets for Retirement Class shares and (ii) 0.09% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Institutional Class

1 Year	$35	$9
3 Years	$118	$38
5 Years	$209	$69
10 Years	$477	$162

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of its benchmark index (the Russell 1000® Value Index). For purposes of the 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity

4	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team will attempt to build a portfolio that generally matches the market-weighted investment characteristics of the Fund’s benchmark index.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Style Risk—The risk that use of a particular investing style (such as value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	5

expenses of the Institutional Class are lower than expenses of the Retirement Class, the performance of the Institutional Class is higher than the performance of the Retirement Class. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class and Retirement Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, after-tax returns for the Retirement Class shares will vary from the after-tax returns presented for the Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 18.13%, for the quarter ended September 30, 2009. Worst quarter: -22.15%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)

Return Before Taxes	19.78%	-0.29%	6.39%

Return After Taxes on Distributions	19.41%	-1.07%	5.47%

Return After Taxes on Distributions and Sale of Fund Shares	13.34%	-0.25%	5.43%

Russell 1000® Value Index	19.69%	-0.25%	6.47%

Retirement Class (Inception: October 1, 2002)

Return Before Taxes	19.41%	-0.56%	6.08%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillp James (Jim) Campagna, CFA	Anne Sapp, CFA

Title:	Director	Managing Director

Experience on Fund:	since 2005	since 2004

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	7

PURCHASE AND SALE OF FUND SHARES

          Retirement Class shares are generally available for purchase through employee benefit plans. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 40 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	9

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risk of Value Investing— Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

10	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Russell 1000® Value Index

          The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2009, the market capitalization of companies in the Russell 1000® Value Index ranged from $261 million to $332.7 billion, with a mean market capitalization of $68.3 billion and a median market capitalization of $3.9 billion.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	11

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ

12	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retirement and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	13

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Large-Cap Value Index Fund	All assets	0.04%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

LARGE-CAP VALUE INDEX FUND

Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

14	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	15

financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant

16	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	17

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the particular Fund. All other Retirement Class shareholders, as well as Institutional Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

18	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	19

regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

20	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	21

         Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment

22	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	23

forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

24	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

         Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	25

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

         Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

26	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	27

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

         Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

28	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

         Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	29

the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $10 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

30	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

         Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	31

contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

           To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

32	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	33

Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

         Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

34	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

           Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

           Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

           Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	35

           In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

           Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

           Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

           Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

           Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of

36	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

           Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	37

contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than

38	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Minimum Account Size.

•

Retirement Class. While there is currently no minimum account size for Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

•	Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions.

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	39

Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market

40	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	41

management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

42	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Value Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	43

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

44	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	45

FINANCIAL HIGHLIGHTS

LARGE-CAP VALUE INDEX FUND ■ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$12.17	$16.89	$15.93	$14.50	$13.05

Gain (loss) from investment operations:
Net investment income(a)	0.27	0.40	0.41	0.36	0.34
Net realized and unrealized
gain (loss) on total
investments	(1.62)	(4.22)	1.80	1.68	1.77

Total gain (loss) from
investment operations	(1.35)	(3.82)	2.21	2.04	2.11

Less distributions from:
Net investment income	(0.32)	(0.38)	(0.59)	(0.29)	(0.27)
Net realized gains	(0.01)	(0.52)	(0.66)	(0.32)	(0.39)

Total distributions	(0.33)	(0.90)	(1.25)	(0.61)	(0.66)

Net asset value, end of period	$10.49	$12.17	$16.89	$15.93	$14.50

TOTAL RETURN	(10.56)%	(23.58)%	14.36%	14.54%	16.50%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$338,574	$319,533	$363,498	$518,223	$433,383
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.13%	0.09%	0.11%	0.08%	0.08%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.08%	0.09%	0.08%	0.08%	0.08%
Ratio of net investment
income to average
net assets	3.02%	2.83%	2.48%	2.45%	2.42%
Portfolio turnover rate	31%	33%	60%	49%	65%

46	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

FINANCIAL HIGHLIGHTS	(concluded)

LARGE-CAP VALUE INDEX FUND ■ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$12.30	$17.06	$16.09	$14.52	$13.07

Gain (loss) from investment operations:
Net investment income(a)	0.24	0.37	0.38	0.32	0.29
Net realized and unrealized
gain (loss) on total
investments	(1.62)	(4.26)	1.82	1.68	1.79

Total gain (loss) from
investment operations	(1.38)	(3.89)	2.20	2.00	2.08

Less distributions from:
Net investment income	(0.30)	(0.35)	(0.57)	(0.11)	(0.24)
Net realized gains	(0.01)	(0.52)	(0.66)	(0.32)	(0.39)

Total distributions	(0.31)	(0.87)	(1.23)	(0.43)	(0.63)

Net asset value, end of period	$10.61	$12.30	$17.06	$16.09	$14.52

TOTAL RETURN	(10.77)%	(23.77)%	14.17%	14.14%	16.18%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$169,714	$115,840	$101,949	$37,069	$778
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.38%	0.34%	0.32%	0.51%	0.44%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.33%	0.34%	0.30%	0.35%	0.44%
Ratio of net investment
income to average
net assets	2.68%	2.58%	2.26%	2.10%	2.07%
Portfolio turnover rate	31%	33%	60%	49%	65%

TIAA-CREF Large-Cap Value Index Fund ▪ Prospectus	47

FINANCIAL HIGHLIGHTS (NOTES)

LARGE-CAP VALUE INDEX FUND

(a) Based on average shares outstanding.

48	Prospectus ▪ TIAA-CREF Large-Cap Value Index Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11953 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF EQUITY INDEX FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Equity Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF EQUITY INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retail TINRX Retirement TIQRX Premier TCEPX Institutional TIEIX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.04%	0.04%	0.04%	0.04%

Distribution (Rule 12b-1) Fees[1]	0.25%	–	0.15%	–

Other Expenses[2]	0.25%	0.33%	0.08%	0.08%

Total Annual Fund Operating Expenses	0.54%	0.37%	0.27%	0.12%

Waivers and Expense Reimbursements[3]	0.06%	0.03%	0.03%	0.03%

Net Annual Fund Operating Expenses	0.48%	0.34%	0.24%	0.09%

[1]	The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services,

TIAA-CREF Equity Index Fund ■ Prospectus	3

Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed: (i) 0.48% of average daily net assets for Retail Class shares; (ii) 0.34% of average daily net assets for Retirement Class shares; (iii) 0.24% of average daily net assets for Premier Class shares; and (iv) 0.09% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

           This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$49	$35	$25	$9

3 Years	$167	$116	$84	$36

5 Years	$296	$205	$149	$65

10 Years	$671	$465	$340	$151

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of its benchmark index (the Russell 3000® Index). The Fund may use

4	Prospectus ■ TIAA-CREF Equity Index Fund

a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk— The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

TIAA-CREF Equity Index Fund ■ Prospectus	5

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ■ TIAA-CREF Equity Index Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 16.89%, for the quarter ended June 30, 2009. Worst quarter: -22.73%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Class (Inception: July 1, 1999)

Return Before Taxes	28.34%	0.76%	-0.27%

Return After Taxes on Distributions	28.04%	0.20%	-0.77%

Return After Taxes on Distributions and Sale of Fund Shares	18.82%	0.65%	-0.33%

Russell 3000® Index	28.34%	0.76%	-0.20%

Retail Class (Inception: March 31, 2006)

Return Before Taxes	28.16%	0.68%*	-0.31%*

Retirement Class (Inception: March 31, 2006)

Return Before Taxes	27.90%	0.59%*	-0.35%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Retail and Retirement Classes that is prior to their inception dates is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail and Retirement Classes. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

TIAA-CREF Equity Index Fund ▪ Prospectus	7

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA

Title:	Director	Managing Director

Experience on Fund:	since 2005	since 2004

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 60 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt

8	Prospectus ▪ TIAA-CREF Equity Index Fund

shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve their investment objective and investors should not consider any one fund to be a complete investment program.

TIAA-CREF Equity Index Fund ■ Prospectus	9

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of their interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic

10	Prospectus ■ TIAA-CREF Equity Index Fund

conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 3000® Index

          The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization (according to the Russell Investment

TIAA-CREF Equity Index Fund ■ Prospectus	11

Group). Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2009, the market capitalization of companies in the Russell 3000® Index ranged from $20 million to $332.7 billion, with a mean market capitalization of $67.7 billion and a median market capitalization of $753 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

12	Prospectus ■ TIAA-CREF Equity Index Fund

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

           The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers

TIAA-CREF Equity Index Fund ■ Prospectus	13

Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Equity Index Fund	All assets	0.04%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

14	Prospectus ■ TIAA-CREF Equity Index Fund

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

EQUITY INDEX FUND
Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of

TIAA-CREF Equity Index Fund ▪ Prospectus	15

0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

16	Prospectus ▪ TIAA-CREF Equity Index Fund

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

TIAA-CREF Equity Index Fund ▪ Prospectus	17

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

18	Prospectus ▪ TIAA-CREF Equity Index Fund

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

TIAA-CREF Equity Index Fund ▪ Prospectus	19

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a

20	Prospectus ▪ TIAA-CREF Equity Index Fund

capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section

TIAA-CREF Equity Index Fund ▪ Prospectus	21

403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

22	Prospectus ▪ TIAA-CREF Equity Index Fund

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

         Purchasing Shares – Retail Class

         How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

TIAA-CREF Equity Index Fund ▪ Prospectus	23

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next

24	Prospectus ▪ TIAA-CREF Equity Index Fund

business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

         Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

TIAA-CREF Equity Index Fund ▪ Prospectus	25

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or

26	Prospectus ▪ TIAA-CREF Equity Index Fund

their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

TIAA-CREF Equity Index Fund ■ Prospectus	27

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

         Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in their discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

28	Prospectus ▪ TIAA-CREF Equity Index Fund

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

         You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts

TIAA-CREF Equity Index Fund ▪ Prospectus	29

and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or their investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

30	Prospectus ▪ TIAA-CREF Equity Index Fund

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or

TIAA-CREF Equity Index Fund ▪ Prospectus	31

terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of their shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum

32	Prospectus ▪ TIAA-CREF Equity Index Fund

investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

TIAA-CREF Equity Index Fund ▪ Prospectus	33

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

         In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can

34	Prospectus ▪ TIAA-CREF Equity Index Fund

redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

         Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion

TIAA-CREF Equity Index Fund ▪ Prospectus	35

Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

36	Prospectus ▪ TIAA-CREF Equity Index Fund

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

TIAA-CREF Equity Index Fund ▪ Prospectus	37

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

Eligibility – Premier Class

Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

38	Prospectus ■ TIAA-CREF Equity Index Fund

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer –sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $5 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

	•	Trust companies that are not sponsored by an affiliate of Advisors;

TIAA-CREF Equity Index Fund ▪ Prospectus	39

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

           The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting

40	Prospectus ▪ TIAA-CREF Equity Index Fund

retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

TIAA-CREF Equity Index Fund ▪ Prospectus	41

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

42	Prospectus ▪ TIAA-CREF Equity Index Fund

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF Equity Index Fund ▪ Prospectus	43

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of

44	Prospectus ▪ TIAA-CREF Equity Index Fund

record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

TIAA-CREF Equity Index Fund ▪ Prospectus	45

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

46	Prospectus ▪ TIAA-CREF Equity Index Fund

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

TIAA-CREF Equity Index Fund ▪ Prospectus	47

INSTITUTIONAL CLASS

         Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

         Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and

48	Prospectus ▪ TIAA-CREF Equity Index Fund

(2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $10 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

TIAA-CREF Equity Index Fund ▪ Prospectus	49

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

           Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of their shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such

50	Prospectus ▪ TIAA-CREF Equity Index Fund

requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

         To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class

TIAA-CREF Equity Index Fund ▪ Prospectus	51

c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

         Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

52	Prospectus ▪ TIAA-CREF Equity Index Fund

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

         In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

         Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

         Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

TIAA-CREF Equity Index Fund ▪ Prospectus	53

         Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

54	Prospectus ▪ TIAA-CREF Equity Index Fund

         Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

         Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

         Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

         Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer

TIAA-CREF Equity Index Fund ▪ Prospectus	55

meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

         Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

         Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all

56	Prospectus ▪ TIAA-CREF Equity Index Fund

information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier or Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

TIAA-CREF Equity Index Fund ▪ Prospectus	57

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of

58	Prospectus ▪ TIAA-CREF Equity Index Fund

your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

TIAA-CREF Equity Index Fund ▪ Prospectus	59

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

60	Prospectus ▪ TIAA-CREF Equity Index Fund

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

TIAA-CREF Equity Index Fund ▪ Prospectus	61

there is no guarantee that the Fund or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

62	Prospectus ▪ TIAA-CREF Equity Index Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Equity Index Fund ▪ Prospectus	63

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

64	Prospectus ▪ TIAA-CREF Equity Index Fund

FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$8.70	$11.46	$10.09	$9.97	$8.85

Gain (loss) from investment operations:

Net investment income(a)	0.15	0.20	0.20	0.17	0.18

Net realized and unrealized
gain (loss) on total
investments	(0.73)	(2.59)	1.44	0.78	1.09

Total gain (loss) from
investment operations	(0.58)	(2.39)	1.64	0.95	1.27

Less distributions from:

Net investment income	(0.15)	(0.18)	(0.17)	(0.17)	(0.15)

Net realized gains	—	(0.19)	(0.10)	(0.66)	—

Total distributions	(0.15)	(0.37)	(0.27)	(0.83)	(0.15)

Net asset value, end of period	$7.97	$8.70	$11.46	$10.09	$9.97

TOTAL RETURN	(6.26)%	(21.43)%	16.49%	10.08%	14.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$884,250	$697,104	$844,429	$633,027	$606,341

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.12%	0.07%	0.09%	0.08%	0.09%

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.09%	0.07%	0.08%	0.08%	0.09%

Ratio of net investment
income to average
net assets	2.28%	2.02%	1.79%	1.74%	1.94%

Portfolio turnover rate	11%	9%	16%	32%	24%

TIAA-CREF Equity Index Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$8.81	$11.62	$10.24	$10.00

Gain (loss) from investment operations:

Net investment income(a)	0.12	0.18	0.17	0.07

Net realized and unrealized
gain (loss) on total
investments	(0.74)	(2.64)	1.48	0.17

Total gain (loss) from
investment operations	(0.62)	(2.46)	1.65	0.24

Less distributions from:

Net investment income	(0.13)	(0.16)	(0.17)	—

Net realized gains	—	(0.19)	(0.10)	—

Total distributions	(0.13)	(0.35)	(0.27)	—

Net asset value, end of period	$8.06	$8.81	$11.62	$10.24

TOTAL RETURN	(6.60)%	(21.71)%	16.29%	2.40	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$279,063	$13,487	$9,479	$1,909

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.37%	0.33%	0.36%	4.07	%(d)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.33%	0.33%	0.33%	0.34	%(d)

Ratio of net investment
income to average
net assets	1.66%	1.77%	1.54%	1.39	%(d)

Portfolio turnover rate	11%	9%	16%	32%

66	Prospectus ▪ TIAA-CREF Equity Index Fund

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(e)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$8.83	$11.63	$10.25	$10.00

Gain (loss) from investment operations:

Net investment income(a)	0.14	0.19	0.18	0.08

Net realized and unrealized
gain (loss) on total
investments	(0.74)	(2.63)	1.47	0.17

Total gain (loss) from
investment operations	(0.60)	(2.44)	1.65	0.25

Less distributions from:

Net investment income	(0.14)	(0.17)	(0.17)	—

Net realized gains	—	(0.19)	(0.10)	—

Total distributions	(0.14)	(0.36)	(0.27)	—

Net asset value, end of period	$8.09	$8.83	$11.63	$10.25

TOTAL RETURN	(6.46)%	(21.53)%	16.30%	2.50	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$312,098	$335,624	$440,181	$7,115

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.49%	0.39%	0.43%	1.49	%(d)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.27%	0.19%	0.22%	0.24	%(d)

Ratio of net investment
income to average
net assets	2.13%	1.89%	1.62%	1.53	%(d)

Portfolio turnover rate	11%	9%	16%	32%

TIAA-CREF Equity Index Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(concluded)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(f)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$7.97

Gain (loss) from investment operations:

Net investment income(a)	0.00	(g)

Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from
investment operations	0.00	(g)

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—

Net asset value, end of period	$7.97

TOTAL RETURN	0.00	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$250

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	220.64	%(d)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.24	%(d)

Ratio of net investment
income to average
net assets	0.00	%(d)

Portfolio turnover rate	11%

68	Prospectus ▪ TIAA-CREF Equity Index Fund

FINANCIAL HIGHLIGHTS (NOTES)

EQUITY INDEX FUND

(a)	Based on average shares outstanding.

(b)	The Retirement Class commenced operations on March 31, 2006.

(c)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

(e)	The Retail Class commenced operations on March 31, 2006.

(f)	The Premier Class commenced operations on September 30, 2009.

(g)	Amount represents less than $0.01 per share.

TIAA-CREF Equity Index Fund ▪ Prospectus	69

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11952 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF S&P 500 INDEX FUND

of the TIAA-CREF Funds

■	Retirement Class
■	Institutional Class

This Prospectus describes the Retirement and Institutional Class shares offered by the TIAA-CREF S&P 500 Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF S&P 500 INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TRSPX Institutional TISPX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%
Maximum Deferred Sales Charge	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%
Redemption or Exchange Fee	0%	0%
Maximum Account Fee	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class

Management Fees	0.04%	0.04%
Other Expenses	0.32%	0.07%
Total Annual Fund Operating Expenses	0.36%	0.11%
Waivers and Expense Reimbursements[1]	0.02%	0.02%
Net Annual Fund Operating Expenses	0.34%	0.09%

[1]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.34% of average daily net assets

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	3

for Retirement Class shares and (ii) 0.09% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Institutional Class

1 Year	$35	$9
3 Years	$114	$33
5 Years	$200	$60
10 Years	$454	$139

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of its benchmark index (the S&P 500® Index). The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the

4	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as the fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class and Retirement Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, after-tax returns for the Retirement Class shares will vary from the after-tax returns presented for the Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	5

not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 15.89%, for the quarter ended June 30, 2009. Worst quarter: -21.94%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)
Return Before Taxes	26.46%	0.39%	5.86%
Return After Taxes on Distributions	26.10%	0.04%	5.48%

Return After Taxes on Distributions and Sale of Fund Shares	17.68%	0.31%	5.06%
S&P 500® Index	26.46%	0.42%	5.94%
Retirement Class (Inception: October 1, 2002) Return Before Taxes	26.09%	0.11%	5.55%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

6	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

PURCHASE AND SALE OF FUND SHARES

          Retirement Class shares are generally available for purchase through employee benefit plans. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 39 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	7

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve their investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of their interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

8	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	9

           S&P 500® Index

          This is the benchmark index for the Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. As of December 31, 2009, the market capitalization of companies in the S&P 500® Index ranged from $1.2 billion to $329.6 billion, with a mean market capitalization of $20.2 billion and a median market capitalization of $8.7 billion. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying

10	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retirement and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	11

Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

12	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

S&P 500® Index Fund	All assets	0.04%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

S&P 500 INDEX FUND
Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	13

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

14	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance,

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	15

when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the particular Fund. All other Retirement Class shareholders, as well as Institutional Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.	Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the

16	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	17

maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s

18	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	19

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or their investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by

20	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	21

account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of their shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

22	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	23

verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of

24	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	25

generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

26	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

         The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	27

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

         Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such

28	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $10 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	29

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of their shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such

30	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

           To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail: The TIAA-CREF Funds—Institutional Class

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	31

c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

           Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

32	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

           In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

           Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

           Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	33

           Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

           Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

34	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	35

meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

           Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

           Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all

36	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retirement Class. There is currently no minimum account size for Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	37

distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

38	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	39

timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market

40	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	41

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

42	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	43

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$13.34	$17.54	$15.36	$14.08	$12.92

Gain (loss) from investment operations:
Net investment income(a)	0.26	0.33	0.31	0.27	0.26
Net realized and unrealized
gain (loss) on total
investments	(1.25)	(4.09)	2.17	1.22	1.31

Total gain (loss) from
investment operations	(0.99)	(3.76)	2.48	1.49	1.57

Less distributions from:
Net investment income	(0.29)	(0.31)	(0.27)	(0.18)	(0.21)
Net realized gains	0.00 (b)	(0.13)	(0.03)	(0.03)	(0.20)

Total distributions	(0.29)	(0.44)	(0.30)	(0.21)	(0.41)

Net asset value, end of period	$12.06	$13.34	$17.54	$15.36	$14.08

TOTAL RETURN	(6.88)%	(21.93)%	16.35%	10.70%	12.20%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$830,097	$851,272	$942,556	$783,876	$526,899
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.11%	0.06%	0.07%	0.07%	0.08%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.09%	0.06%	0.07%	0.07%	0.08%
Ratio of net investment
income to average
net assets	2.50%	2.12%	1.88%	1.86%	1.92%
Portfolio turnover rate	5%	14%	18%	25%	38%

44	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

FINANCIAL HIGHLIGHTS	(concluded)

S&P 500 INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$13.27	$17.45	$15.29	$14.08	$12.95

Gain (loss) from investment operations:
Net investment income(a)	0.23	0.29	0.27	0.23	0.22
Net realized and unrealized
gain (loss) on total
investments	(1.23)	(4.07)	2.16	1.22	1.29

Total gain (loss) from
investment operations	(1.00)	(3.78)	2.43	1.45	1.51

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.24)	(0.21)	(0.18)
Net realized gains	0.00 (b)	(0.13)	(0.03)	(0.03)	(0.20)

Total distributions	(0.27)	(0.40)	(0.27)	(0.24)	(0.38)

Net asset value, end of period	$12.00	$13.27	$17.45	$15.29	$14.08

TOTAL RETURN	(7.11)%	(22.11)%	16.05%	10.39%	11.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$303,619	$223,973	$231,854	$149,408	$98,508
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.36%	0.31%	0.32%	0.37%	0.44%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.34%	0.31%	0.32%	0.37%	0.44%
Ratio of net investment
income to average
net assets	2.22%	1.87%	1.63%	1.56%	1.65%
Portfolio turnover rate	5%	14%	18%	25%	38%

TIAA-CREF S&P 500 Index Fund ▪ Prospectus	45

FINANCIAL HIGHLIGHTS (NOTES)

S&P 500 INDEX FUND

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01 per share.

46	Prospectus ▪ TIAA-CREF S&P 500 Index Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The additional financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

     By telephone:
          Call 877 518-9161

     In writing:
          TIAA-CREF Funds
          P.O. Box 1259
          Charlotte, NC 28201

     Over the Internet:
          www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

     By telephone:
          Call 877 518-9161

     In writing:
          TIAA-CREF Funds
          P.O. Box 1259
          Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11951 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF SMALL-CAP BLEND
INDEX FUND

of the TIAA-CREF Funds

▪	Retirement Class
▪	Institutional Class

This Prospectus describes the Retirement and Institutional Class shares offered by the TIAA-CREF Small-Cap Blend Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF SMALL-CAP BLEND INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TRIBX Institutional TISBX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%
Maximum Deferred Sales Charge	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%
Maximum Account Fee	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class
Management Fees	0.04%	0.04%
Other Expenses	0.38%	0.13%
Total Annual Fund Operating Expenses	0.42%	0.17%
Waivers and Expense Reimbursements[1]	0.08%	0.08%
Net Annual Fund Operating Expenses	0.34%	0.09%

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	3

[1]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.34% of average daily net assets for Retirement Class shares and (ii) 0.09% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Institutional Class
1 Year	$35	$9
3 Years	$127	$47
5 Years	$227	$88
10 Years	$522	$209

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of its benchmark index (the Russell 2000® Index). The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and

4	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class and Retirement Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, after-tax returns for the Retirement Class shares will vary from the after-tax returns presented for the Institutional Class shares.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	5

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 23.22%, for the quarter ended June 30, 2003. Worst quarter: -26.18%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)
Return Before Taxes	26.83%	0.49%	8.92%
Return After Taxes on Distributions	26.63%	–0.75%	7.55%
Return After Taxes on Distributions and Sale of Fund Shares	17.62%	0.21%	7.48%
Russell 2000® Index	27.17%	0.51%	9.00%
Retirement Class (Inception: October 1, 2002)
Return Before Taxes	26.53%	0.26%	8.65%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

6	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

PURCHASE AND SALE OF FUND SHARES

          Retirement Class shares are generally available for purchase through employee benefit plans. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and Expenses” above.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 40 of the prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	7

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

8	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	9

or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Russell 2000® Index

          The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities (according to the Russell Investment Group). As of December 31, 2009, the market capitalization of companies in the Russell 2000® Index ranged from $20 million to $5.6 billion, with a mean market capitalization of $1.0 million and a median market capitalization of $397 million. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the

10	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	11

engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retirement and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The

12	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)
Small-Cap Blend Index Fund	All assets	0.04%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)
Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
SMALL-CAP BLEND INDEX FUND
Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005
Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	13

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

14	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	15

or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to

16	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the particular Fund. All other Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	17

dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

18	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state,

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	19

local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING OR EXCHANGING SHARES

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

20	Prospectus ▪ TIAA-CREF Small-cap Blend Index Fund

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

TIAA-CREF Small-cap Blend Index Fund ▪ Prospectus	21

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

22	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	23

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

24	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	25

agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

26	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

         The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	27

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

28	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	29

Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $10 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

30	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	31

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your

32	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	33

kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the address of record or bank account of record. If proceeds

34	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

In-Kind Redemptions of Shares
          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	35

Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

36	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

           Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

           Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	37

Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retirement Class. There is currently no minimum account size for Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and

38	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	39

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the

40	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	41

liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.

          If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

42	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 2000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	43

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

44	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	45

FINANCIAL HIGHLIGHTS

SMALL-CAP BLEND INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$12.91	$15.94	$15.54	$15.68	$14.33

Gain (loss) from investment operations:
Net investment income(a)	0.13	0.22	0.23	0.17	0.18
Net realized and unrealized
gain (loss) on total
investments	(1.61)	(2.39)	1.63	1.26	2.32

Total gain (loss) from
investment operations	(1.48)	(2.17)	1.86	1.43	2.50

Less distributions from:
Net investment income	(0.17)	(0.21)	(0.20)	(0.14)	(0.14)
Net realized gains	(0.57)	(0.65)	(1.26)	(1.43)	(1.01)

Total distributions	(0.74)	(0.86)	(1.46)	(1.57)	(1.15)

Net asset value, end of period	$10.69	$12.91	$15.94	$15.54	$15.68

TOTAL RETURN	(9.81)%	(14.07)%	12.32%	9.80%	17.74%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$301,142	$147,458	$179,670	$181,852	$156,344
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.17%	0.16%	0.22%	0.15%	0.08%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.08%	0.10%	0.08%	0.08%	0.08%
Ratio of net investment
income to average
net assets	1.42%	1.62%	1.41%	1.10%	1.22%
Portfolio turnover rate	36%	36%	69%	71%	63%

46	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

FINANCIAL HIGHLIGHTS	(concluded)

SMALL-CAP BLEND INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$12.93	$15.98	$15.58	$15.65	$14.32

Gain (loss) from investment operations:
Net investment income(a)	0.10	0.18	0.20	0.13	0.13
Net realized and unrealized
gain (loss) on total
investments	(1.61)	(2.40)	1.64	1.27	2.33

Total gain (loss) from
investment operations	(1.51)	(2.22)	1.84	1.40	2.46

Less distributions from:
Net investment income	(0.14)	(0.18)	(0.18)	(0.04)	(0.12)
Net realized gains	(0.57)	(0.65)	(1.26)	(1.43)	(1.01)

Total distributions	(0.71)	(0.83)	(1.44)	(1.47)	(1.13)

Net asset value, end of period	$10.71	$12.93	$15.98	$15.58	$15.65

TOTAL RETURN	(10.06)%	(14.34)%	12.15%	9.51%	17.43%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$303,721	$69,134	$54,334	$28,500	$409
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.42%	0.41%	0.48%	0.58%	0.44%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.33%	0.35%	0.33%	0.34%	0.44%
Ratio of net investment
income to average
net assets	1.06%	1.53%	1.23%	0.88%	0.86%
Portfolio turnover rate	36%	36%	69%	71%	63%

TIAA-CREF Small-Cap Blend Index Fund ▪ Prospectus	47

FINANCIAL HIGHLIGHTS (NOTES)

SMALL-CAP BLEND INDEX FUND

(a)	Based on average shares outstanding.

48	Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11954 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF INTERNATIONAL
EQUITY INDEX FUND

of the TIAA-CREF Funds

■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retirement, Premier and Institutional Class shares offered by the TIAA-CREF International Equity Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF INTERNATIONAL EQUITY INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TRIEX Premier TRIPX Institutional TCIEX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.04%	0.04%	0.04%

Distribution (Rule 12b-1) Fees[1]	—	0.15%	—

Other Expenses[2]	0.37%	0.12%	0.12%

Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.42%	0.32%	0.17%

Waivers and Expense Reimbursements[4]	0.01%	0.01%	0.01%

Net Annual Fund Operating Expenses	0.41%	0.31%	0.16%

TIAA-CREF International Equity Index Fund ▪ Prospectus	3

[1]

The Premier Class of the Fund has adopted a Distribution (12b-1) Plan that compensates the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Premier Class shares at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s 2009 annual report.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.40% of average daily net assets for Retirement Class shares; (ii) 0.30% of average daily net assets for Premier Class shares; and (iii) 0.15% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$42	$32	$16

3 Years	$134	$102	$54

5 Years	$234	$179	$95

10 Years	$529	$405	$216

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

4	Prospectus ▪ TIAA-CREF International Equity Index Fund

PRINCIPAL INVESTMENT STRATEGIES

          The Fund seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the foreign markets of publicly-traded stocks, as represented by a particular market index. The Fund has a policy of investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of its benchmark index (the MSCI EAFE® Index). The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          The Fund is designed to track foreign equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team will attempt to build a portfolio that generally matches the market-weighted investment characteristics of the Fund’s benchmark index.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

TIAA-CREF International Equity Index Fund ▪ Prospectus	5

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class and Retirement Class over the one-year, five-year, ten year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the Retirement Class shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF International Equity Index Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 25.38%, for the quarter ended June 30, 2009. Worst quarter: -19.93%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)

Return Before Taxes	29.59%	3.56%	10.72%

Return After Taxes on Distributions	29.34%	3.11%	10.25%

Return After Taxes on Distributions and Sale of Fund Shares	19.94%	3.07%	9.47%

MSCI EAFE® Index	31.78%	3.54%	10.83%

Retirement Class (Inception: October 1, 2002)

Return Before Taxes	29.25%	3.29%	10.40%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillp James (Jim) Campagna, CFA	Anne Sapp, CFA

Title:	Director	Managing Director

Experience on Fund:	since 2005	since 2004

TIAA-CREF International Equity Index Fund ▪ Prospectus	7

PURCHASE AND SALE OF FUND SHARES

          Purchasing Shares. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 52 of the prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Prospectus ▪ TIAA-CREF International Equity Index Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve their investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of their interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

TIAA-CREF International Equity Index Fund ▪ Prospectus	9

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Foreign Investment Risk— Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates;(2) possible imposition of market controls or currency exchange controls;(3) possible imposition of withholding taxes on dividends and interest;(4) possible seizure, expropriation or nationalization of assets;(5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards;(6) lower liquidity and higher volatility in some foreign markets;(7) the impact of political, social or diplomatic events;(8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

10	Prospectus ▪ TIAA-CREF International Equity Index Fund

•

Index Risk— Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

TIAA-CREF International Equity Index Fund ▪ Prospectus	11

           MSCI EAFE® Index

          The MSCI EAFE ® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage

12	Prospectus ▪ TIAA-CREF International Equity Index Fund

currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a

TIAA-CREF International Equity Index Fund ▪ Prospectus	13

particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The

14	Prospectus ▪ TIAA-CREF International Equity Index Fund

annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)
International Equity Index Fund	All assets	0.04%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)
Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

INTERNATIONAL EQUITY INDEX FUND

Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates–2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management–1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates–2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services–2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

TIAA-CREF International Equity Index Fund ▪ Prospectus	15

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and/or servicing of Premier Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

16	Prospectus ▪ TIAA-CREF International Equity Index Fund

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily

TIAA-CREF International Equity Index Fund ▪ Prospectus	17

available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

18	Prospectus ▪ TIAA-CREF International Equity Index Fund

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the particular Fund. All other Premier and Retirement Class shareholders, as well as Institutional Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TIAA-CREF International Equity Index Fund ▪ Prospectus	19

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your

20	Prospectus ▪ TIAA-CREF International Equity Index Fund

regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

TIAA-CREF International Equity Index Fund ▪ Prospectus	21

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or their investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

22	Prospectus ▪ TIAA-CREF International Equity Index Fund

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment

TIAA-CREF International Equity Index Fund ▪ Prospectus	23

form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of their shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following

24	Prospectus ▪ TIAA-CREF International Equity Index Fund

forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

TIAA-CREF International Equity Index Fund ▪ Prospectus	25

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

26	Prospectus ▪ TIAA-CREF International Equity Index Fund

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those

TIAA-CREF International Equity Index Fund ▪ Prospectus	27

specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

28	Prospectus ▪ TIAA-CREF International Equity Index Fund

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

TIAA-CREF International Equity Index Fund ▪ Prospectus	29

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

30	Prospectus ▪ TIAA-CREF International Equity Index Fund

•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer –sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $5 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

	•	Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and

TIAA-CREF International Equity Index Fund ▪ Prospectus	31

other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a

32	Prospectus ▪ TIAA-CREF International Equity Index Fund

currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

TIAA-CREF International Equity Index Fund ▪ Prospectus	33

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

34	Prospectus ▪ TIAA-CREF International Equity Index Fund

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and

TIAA-CREF International Equity Index Fund ▪ Prospectus	35

verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter (minus any

36	Prospectus ▪ TIAA-CREF International Equity Index Fund

applicable Redemption Fee). If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

TIAA-CREF International Equity Index Fund ▪ Prospectus	37

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•	a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real

38	Prospectus ▪ TIAA-CREF International Equity Index Fund

Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

TIAA-CREF International Equity Index Fund ▪ Prospectus	39

deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

         Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

40	Prospectus ▪ TIAA-CREF International Equity Index Fund

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $10 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

TIAA-CREF International Equity Index Fund ▪ Prospectus	41

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

           Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

42	Prospectus ▪ TIAA-CREF International Equity Index Fund

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of their shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

TIAA-CREF International Equity Index Fund ▪ Prospectus	43

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future

44	Prospectus ▪ TIAA-CREF International Equity Index Fund

purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

         Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an

TIAA-CREF International Equity Index Fund ▪ Prospectus	45

Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature

46	Prospectus ▪ TIAA-CREF International Equity Index Fund

sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

TIAA-CREF International Equity Index Fund ▪ Prospectus	47

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

         Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

48	Prospectus ▪ TIAA-CREF International Equity Index Fund

         Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•	Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or

TIAA-CREF International Equity Index Fund ▪ Prospectus	49

Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an

50	Prospectus ▪ TIAA-CREF International Equity Index Fund

account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the

TIAA-CREF International Equity Index Fund ▪ Prospectus	51

Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

           The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund

52	Prospectus ▪ TIAA-CREF International Equity Index Fund

may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and

TIAA-CREF International Equity Index Fund ▪ Prospectus	53

other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.

          If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

54	Prospectus ▪ TIAA-CREF International Equity Index Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF International Equity Index Fund ▪ Prospectus	55

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

56	Prospectus ▪ TIAA-CREF International Equity Index Fund

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY INDEX FUND  ▪  FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$16.09	$23.51	$19.33	$16.64	$13.70

Gain (loss) from investment operations:
Net investment income(a)	0.42	0.72	0.55	0.47	0.41
Net realized and unrealized
gain (loss) on total
investments	(0.31)	(7.40)	4.20	2.64	3.05

Total gain (loss) from
investment operations	0.11	(6.68)	4.75	3.11	3.46

Less distributions from:
Net investment income	(0.53)	(0.52)	(0.42)	(0.27)	(0.33)
Net realized gains	—	(0.23)	(0.15)	(0.15)	(0.19)

Total distributions	(0.53)	(0.75)	(0.57)	(0.42)	(0.52)

Redemption Fee	—	0.01	—	—	—

Net asset value, end of period	$15.67	$16.09	$23.51	$19.33	$16.64

TOTAL RETURN	1.76%	(29.23)%	25.01%	19.02%	25.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$551,312	$411,451	$496,975	$359,561	$237,853
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.16%	0.11%	0.16%	0.17%	0.16%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.15%	0.11%	0.15%	0.15%	0.16%
Ratio of net investment
income to average
net assets	3.33%	3.51%	2.54%	2.58%	2.67%
Portfolio turnover rate	31%	45%	46%	43%	32%

TIAA-CREF International Equity Index Fund ▪ Prospectus	57

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY INDEX FUND  ▪  FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$16.32	$23.87	$19.64	$16.76	$13.67

Gain (loss) from investment operations:
Net investment income(a)	0.40	0.70	0.56	0.48	0.27
Net realized and unrealized
gain (loss) on total
investments	(0.30)	(7.54)	4.22	2.63	3.12

Total gain (loss) from
investment operations	0.10	(6.84)	4.78	3.11	3.39

Less distributions from:
Net investment income	(0.50)	(0.49)	(0.40)	(0.08)	(0.11)
Net realized gains	—	(0.23)	(0.15)	(0.15)	(0.19)

Total distributions	(0.50)	(0.72)	(0.55)	(0.23)	(0.30)

Redemption Fee	—	0.01	—	—	—

Net asset value, end of period	$15.92	$16.32	$23.87	$19.64	$16.76

TOTAL RETURN	1.57%	(29.44)%	24.75%	18.72%	25.04%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$692,158	$414,882	$297,164	$82,537	$1,247
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.41%	0.35%	0.42%	0.47%	0.50%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.40%	0.35%	0.34%	0.41%	0.50%
Ratio of net investment
income to average
net assets	3.08%	3.39%	2.51%	2.56%	1.78%
Portfolio turnover rate	31%	45%	46%	43%	32%

58	Prospectus ▪ TIAA-CREF International Equity Index Fund

FINANCIAL HIGHLIGHTS	(concluded)

INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.67

Gain (loss) from investment operations:
Net investment income(a)	0.00	(c)
Net realized and unrealized gain (loss) on total investments	—

Total gain (loss) from investment operations	0.00	(c)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$15.67

TOTAL RETURN	0.00	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	220.65	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.30	%(e)
Ratio of net investment income to average net assets	0.00	%(e)
Portfolio turnover rate	31%

TIAA-CREF International Equity Index Fund ▪ Prospectus	59

FINANCIAL HIGHLIGHTS (NOTES)

INTERNATIONAL EQUITY INDEX FUND

(a)	Based on average shares outstanding.
(b)	The Premier Class commenced operations on September 30, 2009.
(c)	Amount represents less than $0.01 per share.
(d)	The percentages shown for this period are not annualized.
(e)	The percentages shown for this period are annualized.

60	Prospectus ▪ TIAA-CREF International Equity Index Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail

1940 Act File No. 811-9301

address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

A11949 (2/1/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF ENHANCED
INTERNATIONAL EQUITY
INDEX FUND

of the TIAA-CREF Funds

▪	Institutional Class

This Prospectus describes the Institutional Class shares offered by the TIAA-CREF Enhanced International Equity Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF ENHANCED
INTERNATIONAL EQUITY INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Institutional TFIIX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%

Maximum Deferred Sales Charge	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%

Redemption or Exchange Fee (on shares held less than 60 days)	2.00%

Maximum Account Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class

Management Fees	0.45%

Other Expenses	0.18%

Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses	0.64%

Waivers and Expense Reimbursements[2]	0.08%

Net Annual Fund Operating Expenses	0.56%

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	3

[1]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s 2009 annual report.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class

1 Year	$57

3 Years	$197

5 Years	$349

10 Years	$791

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the Fund’s benchmark index, the MSCI EAFE® Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. This index measures stock performance in 21 developed countries outside North America. Under normal circumstances, the Fund invests at least 80% of its assets (net

4	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

assets, plus the amount of any borrowings for investment purposes) in equity securities of foreign issuers included in the MSCI EAFE® Index at the time of purchase, but not necessarily at index weightings. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States.

          Enhanced index strategies employ quantitative modeling techniques for stock selection, country allocation and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index. Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy with the goal of outperforming its benchmark index while effectively managing benchmark relative risks.

          Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the MSCI EAFE® Index. The Fund uses a proprietary, quantitative stock scoring model to evaluate and score a broad universe of stocks in which the Fund invests.

          Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process. The Fund may also purchase and sell swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	5

volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

•	Quantitative Analysis Risk—The risk that stocks selected by the Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 25.11%, for the quarter ended June 30, 2009. Worst quarter: -20.99%, for the quarter ended September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: November 30, 2007)

Return Before Taxes	26.95%	-15.89%

Return After Taxes on Distributions	26.70%	-16.06%

Return After Taxes on Distributions and Sale of Fund Shares	18.23%	-13.24%

MSCI EAFE® Index	31.78%	-14.05%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Pablo Mitchell	Steve Rossiello, CFA	Ping Wang

Title	Director	Managing Director	Director

Experience on Fund:	since 2009	since 2007	since 2009

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	7

PURCHASE AND SALE OF FUND SHARES

          Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 32 of the prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment

8	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	9

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Foreign Investment Risk— Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Index Risk— Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•	Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

10	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

•

Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

•

Derivatives Risk— The risks associated with investing in derivatives by the Fund may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          MSCI EAFE® Index

          The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	11

capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and

12	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

          financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers only Institutional Class shares in this Prospectus.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	13

Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Enhanced International Equity Index Fund	All assets	0.45%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the

14	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

Name & Title			Total Experience (since dates specified below)

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

ENHANCED INTERNATIONAL EQUITY INDEX FUND

Pablo Mitchell Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek—2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2002	2009

Steve Rossiello, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—1996 to Present (portfolio management of developed market international equity index portfolios), Europe, Pacific and Canada) and small-cap developed foreign market and emerging market portfolios)	1996	1992	2007

Ping Wang Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2007 to Present (various quantitative equity research responsibilities): Allstate Investments, LLC—1998 to 2007 (senior quantitative investment analyst)	2007	1998	2009

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	15

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s

16	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	17

the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Institutional Class shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or

18	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	19

This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

20	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

INSTITUTIONAL CLASS

Eligibility – Institutional Class

           Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

	•	Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	21

other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to

22	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	23

Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

24	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	25

believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

           In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as

26	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

           Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	27

discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

           Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

           Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

28	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements,

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	29

exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

          IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to

30	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	31

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY— APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

32	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	33

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is

34	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.

          If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	35

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

36	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	37

FINANCIAL HIGHLIGHTS

ENHANCED INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$6.85	$10.00

Gain (loss) from investment operations:

Net investment income(b)	0.17	0.27

Net realized and unrealized gain (loss) on total investments	(0.20)	(3.41)

Total gain (loss) from investment operations	(0.03)	(3.14)

Less distributions from:

Net investment income	(0.11)	(0.01)

Net realized gains	—	—

Total distributions	(0.11)	(0.01)

Net asset value, end of period	$6.71	$6.85

TOTAL RETURN	0.05%	(31.42	)%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$359,697	$166,418

Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.72	%(d)

Ratio of expenses to average net assets after expense waiver and reimbursement	0.55%	0.55	%(d)

Ratio of net investment income to average net assets	3.20%	3.85	%(d)

Portfolio turnover rate	107%	88%

38	Prospectus ▪ TIAA-CREF Enhanced International Equity Index Fund

FINANCIAL HIGHLIGHTS (NOTES)

ENHANCED INTERNATIONAL EQUITY INDEX FUND

(a)	The Fund commenced operations on November 30, 2007.
(b)	Based on average shares outstanding.
(c)	The percentages shown for this period are not annualized.
(d)	The percentages shown for this period are annualized.

TIAA-CREF Enhanced International Equity Index Fund ▪ Prospectus	39

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877-518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877-518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11957 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF ENHANCED LARGE-
CAP GROWTH INDEX FUND

of the TIAA-CREF Funds

■	Institutional Class

This Prospectus describes the Institutional Class shares offered by the TIAA-CREF Enhanced Large-Cap Growth Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF ENHANCED LARGE-CAP GROWTH INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Institutional TLIIX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%

Maximum Deferred Sales Charge	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%

Redemption or Exchange Fee	0%

Maximum Account Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class

Management Fees	0.35%

Other Expenses	0.10%

Total Annual Fund Operating Expenses	0.45%

Waivers and Expense Reimbursements[1]	0.05%

Net Annual Fund Operating Expenses	0.40%

[1]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed 0.40% of average daily net assets for

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	3

Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class

1 Year	$41

3 Years	$139

5 Years	$247

10 Years	$562

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the Fund’s benchmark index, the Russell 1000® Growth Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-cap equity securities of issuers included in the Russell 1000® Growth Index at the time of purchase, but not necessarily at index weightings. For purposes of the 80% test, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by

4	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

capitalization within the Russell 1000® Index at the time of purchase. Generally, these equity securities will be those of large capitalization companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

          Enhanced index strategies employ quantitative modeling techniques for both stock selection and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index. Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy with the goal of outperforming its benchmark index while effectively managing benchmark relative risks.

          Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the Russell 1000® Growth Index. The Fund uses a proprietary, quantitative stock scoring model to evaluate and score a broad universe of stocks in which the Fund invests.

          Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process. The Fund may also purchase foreign securities and securities issued in connection with reorganizations, and may also purchase and sell swaps and other equity derivatives, to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•	Style Risk—The risk that use of a particular investing style (such as growth investing) may fall out of favor in the marketplace for various periods of

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	5

time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

•	Quantitative Analysis Risk—The risk that stocks selected by the Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•	Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark

6	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 15.40%, for the quarter ended June 30, 2009. Worst quarter: -22.34%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: November 30, 2007)

Return Before Taxes	35.98%	–7.74%

Return After Taxes on Distributions	35.77%	–7.89%

Return After Taxes on Distributions and Sale of Fund Shares	23.66%	–6.56%

Russell 1000® Growth Index	37.21%	–7.94%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	7

Name:	Ruxianag (Michael) Qian	Kevin Zhang

Title:	Managing Director	Director

Experience on Fund:	since 2007	since 2007

PURCHASE AND SALE OF FUND SHARES

          Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 32 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	9

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

10	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•	Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

•

Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

•	Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities.

•

Derivatives Risk—The risks associated with investing in derivatives by the Fund may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	11

realized, are greater than investing directly in the underlying security or other instrument.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 1000® Growth Index

          The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. As of December 31, 2009 the market capitalization of companies in the Russell 1000® Growth Index ranged from $261 million to $332.7 billion, with a mean market capitalization of $78.2 billion and a median market capitalization of $4.5 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging

12	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	13

investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers only Institutional Class shares in this Prospectus.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

14	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Enhanced Large-Cap Growth Index Fund	All assets	0.35%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience
			(since dates
	Portfolio Role/		specified below)

	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

ENHANCED LARGE-CAP GROWTH INDEX FUND

Ruxiang (Michael) Qian Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic large-cap and small-cap growth oriented portfolios)	2000	2000	2007

Kevin Zhang Director	Quantitative Portfolio Management	2000 to Present (portfolio management of domestic large-cap and small-cap growth oriented portfolios) Blackrock/Merrill Lynch & Co., Inc.—2003 to 2007 (various research and portfolio management responsibilities for domestic and international enhanced index strategies	2007	2003	2007

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	15

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining

16	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	17

pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Institutional Class shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

18	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	19

regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

20	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

INSTITUTIONAL CLASS

Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	21

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

•	Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•	Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments,

22	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	23

drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

24	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	25

redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an

26	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	27

sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

28	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	29

Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•	Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right,

30	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	31

TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

32	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	33

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Growth Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

34	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	35

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

36	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

FINANCIAL HIGHLIGHTS

ENHANCED LARGE-CAP GROWTH INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$7.99	$10.00

Gain (loss) from investment operations:

Net investment income(b)	0.09	0.07

Net realized and unrealized gain (loss) on total investments	(0.27)	(2.06)

Total gain (loss) from investment operations	(0.18)	(1.99)

Less distributions from:

Net investment income	(0.04)	(0.02)

Net realized gains	—	—

Total distributions	(0.04)	(0.02)

Net asset value, end of period	$7.77	$7.99

TOTAL RETURN	(2.04)%	(19.95	)%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$495,248	$162,184

Ratio of expenses to average net assets before expense waiver and reimbursement	0.45%	0.55	%(d)

Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.40	%(d)

Ratio of net investment income to average net assets	1.39%	0.90	%(d)

Portfolio turnover rate	141%	111%

TIAA-CREF Enhanced Large-Cap Growth Index Fund ▪ Prospectus	37

FINANCIAL HIGHLIGHTS (NOTES)

ENHANCED LARGE-CAP GROWTH INDEX FUND

(a)	The Fund commenced operations on November 30, 2007.

(b)	Based on average shares outstanding.

(c)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

38	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Growth Index Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11955 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF ENHANCED LARGE-
CAP VALUE INDEX FUND

of the TIAA-CREF Funds

■	Institutional Class

This Prospectus describes the Institutional Class shares offered by the TIAA-CREF Enhanced Large-Cap Value Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF ENHANCED LARGE-CAP VALUE INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Institutional TEVIX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%

Maximum Deferred Sales Charge	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%

Redemption or Exchange Fee	0%

Maximum Account Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class

Management Fees	0.35%

Other Expenses	0.10%

Total Annual Fund Operating Expenses	0.45%

Waivers and Expense Reimbursements[1]	0.05%

Net Annual Fund Operating Expenses	0.40%

[1]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed 0.40% of average daily net assets for

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	3

Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class

1 Year	$41

3 Years	$139

5 Years	$247

10 Years	$562

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the Fund’s benchmark index, the Russell 1000® Value Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The index represents those Russell 1000® Index securities with lower relative growth rates and price/book values. Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large domestic companies included in the Russell 1000® Value Index at the time of purchase, but not necessarily at index weightings. For purposes of the 80% test, “large-cap” securities are securities of issuers with a

4	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

          Enhanced index strategies employ quantitative modeling techniques for both stock selection and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index. Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy with the goal of outperforming its benchmark index while effectively managing benchmark relative risks.

          Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the Russell 1000® Value Index. The Fund uses a proprietary, quantitative stock scoring model to evaluate and score a broad universe of stocks in which the Fund invests.

          Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process. The Fund may also purchase foreign securities and securities issued in connection with reorganizations, and may also purchase and sell swaps and other equity derivatives, to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Style Risk—The risk that use of a particular investing style (such as value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	5

•

Foreign Investment Risk— Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

•	Quantitative Analysis Risk—The risk that stocks selected by the Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•	Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For

6	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 17.74%, for the quarter ended September 30, 2009. Worst quarter: -21.54%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: November 30, 2007)

Return Before Taxes	19.25%	-12.72%

Return After Taxes on Distributions	18.95%	-12.96%

Return After Taxes on Distributions and Sale of Fund Shares	12.90%	-10.72%

Russell 1000® Value Index	19.69%	-12.97%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	7

Name:	Michael S. Shing, CFA	Pei Chen CFA	Adam Cao

Title:	Managing Director	Director	Director

Experience on Fund:	since 2007	since 2004	since 2007

PURCHASE AND SALE OF FUND SHARES

          Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 33 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	9

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risk of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact

10	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Index Risk— Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•	Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

•

Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

•	Special Situation Risk —Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities.

•

Derivatives Risk—The risks associated with investing in derivatives by the Fund may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	11

derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 1000® Value Index

          The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2009, the market capitalization of companies in the Russell 1000® Value Index ranged from $261 million to $332.7 billion, with a mean market capitalization of $68.3 billion and a median market capitalization of $3.9 billion.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

12	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	13

Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers only Institutional Class shares in this Prospectus.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The

14	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Enhanced Large-Cap Value Index Fund	All assets	0.35%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

ENHANCED LARGE-CAP VALUE INDEX FUND

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates–2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios); Barclays Global Investors–1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2007

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	15

	Portfolio Role/ Coverage/ Expertise/Specialty		Total Experience (since dates specified below)

Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Pei Chen Director	Quantitative Portfolio Manager	Advisors, TIAA and its affiliates–2004 to Present (portfolio management of domestic large-cap core and value portfolios). Barra–1991 to 2004 (equity risk model research, market impact modeling and general quantitative equity research)	2004	1991	2007

Adam Cao, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates–1993 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios); Procinea Management–2005 to 2006 (quantitative market research associate for alternative asset classes); Teachers Advisors, Inc., TIAA and its affiliates–2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios); Barra–1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2007

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund

16	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

distribution platforms, as well as to provide transaction processing or administrative services.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	17

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Institutional Class shareholdersmay elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

18	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	19

scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you

20	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	21

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

	•	Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

22	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	23

reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following

24	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

TIAA-CREF Enhanced Large-Cap Value Index Fund ■ Prospectus	25

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

26	Prospectus ■ TIAA-CREF Enhanced Large-Cap Value Index Fund

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	27

agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

28	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	29

class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine

30	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	31

commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

32	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	33

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Value Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

34	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	35

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

36	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

FINANCIAL HIGHLIGHTS

ENHANCED LARGE-CAP VALUE INDEX FUND ■ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$8.03	$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.15	0.19
Net realized and unrealized
gain (loss) on total
investments	(0.97)	(2.14)

Total gain (loss) from
investment operations	(0.82)	(1.95)

Less distributions from:
Net investment income	(0.11)	(0.02)
Net realized gains	—	—

Total distributions	(0.11)	(0.02)

Net asset value, end of period	$7.10	$8.03

TOTAL RETURN	(10.01)%	(19.51	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$498,134	$158,440
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.45%	0.58	%(d)
Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.40%	0.40	%(d)
Ratio of net investment
income to average
net assets	2.50%	2.64	%(d)
Portfolio turnover rate	66%	70%

TIAA-CREF Enhanced Large-Cap Value Index Fund ▪ Prospectus	37

FINANCIAL HIGHLIGHTS (NOTES)

ENHANCED LARGE-CAP VALUE INDEX FUND

(a)	The Fund commenced operations on November 30, 2007.

(b)	Based on average shares outstanding.

(c)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

38	Prospectus ▪ TIAA-CREF Enhanced Large-Cap Value Index Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

     By telephone:
          Call 877 518-9161

     In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

     Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

     By telephone:
          Call 877 518-9161

     In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11956 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF SOCIAL CHOICE
EQUITY FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Social Choice Equity Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF SOCIAL CHOICE EQUITY FUND

of the TIAA-CREF Funds

Class Ticker: Retail TICRX Retirement TRSCX Premier TRPSX Institutional TISCX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.23%	0.34%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.63%	0.49%	0.39%	0.24%
Waivers and Expense Reimbursements[3]	0.02%	0.02%	0.02%	0.02%
Net Annual Fund Operating Expenses	0.61%	0.47%	0.37%	0.22%

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	3

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.61% of average daily net assets for Retail Class shares; (ii) 0.47% of average daily net assets for Retirement Class shares; (iii) 0.37% of average daily net assets for Premier Class shares; and (iv) 0.22% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$62	$48	$38	$23
3 Years	$200	$155	$123	$75
5 Years	$349	$272	$217	$133
10 Years	$784	$614	$491	$304

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

4	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amounts of any borrowings for investment purposes) in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.

          The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

          The Fund primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed certain environmental, social and governance (“ESG”) criteria. The Fund does this by investing in companies included in the FTSE KLD U.S. All Cap Sustainability Index (USSA) (formerly, the KLD Broad Market Social IndexSM) (the “FTSE KLD USSA Index”), which is a subset of the 3,000 largest publicly-traded U.S. companies that meet or exceed the screening criteria described below.

          Prior to being eligible for inclusion in the FTSE KLD USSA Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are: (i) strong stewards of the environment; (ii) devoted to serving local communities and society generally; (iii) committed to higher labor standards for their own employees and those in the supply chain; (iv) dedicated to producing high-quality and safe products; and (v) managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

          KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the FTSE KLD USSA Index. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the FTSE KLD USSA Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	5

power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the FTSE KLD USSA Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Index due to their poor overall ESG performance relative to their industry sector peers.

          The Corporate Governance and Social Responsibility Committee of the Fund’s Board of Trustees provides guidance with respect to the Fund’s social criteria. The Fund will do its best to ensure that its investments are consistent with its social criteria, but Advisors cannot guarantee that this will always be the case for every Fund holding. Even if an investment is not excluded by KLD’s criteria, Advisors has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any future modifications KLD makes to its ESG evaluation process.

          The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established

6	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Social Criteria Risk—The risk that because the Fund’s social criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 11 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	7

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 17.87%, for the quarter ended June 30, 2009. Worst quarter: -23.79%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Class (Inception: July 1, 1999)

Return Before Taxes	32.38%	1.42%	0.19%

Return After Taxes on Distributions	32.07%	1.10%	–0.23%

Return After Taxes on Distributions and Sale of

Fund Shares	21.46%	1.20%	0.01%

Russell 3000® Index	28.34%	0.76%	–0.20%

Retail Class (Inception: March 31, 2006)

Return Before Taxes	32.19%	1.34%*	0.15%*

Retirement Class (Inception: October 1, 2002)

Return Before Taxes	32.01%	1.14%	–0.05%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Retail and Retirement Classes that is prior to their inception dates is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail and Retirement Classes. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

8	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA

Title:	Director	Managing Director

Experience on Fund:	since 2005	since 2004

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 62 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	9

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

10	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	11

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of

12	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 3000® Index

          The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2009, the market capitalization of companies in the Russell 3000® Index ranged from $20 million to $332.7 billion, with a mean market capitalization of $67.7 billion and a median market capitalization of $753 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	13

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to

14	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	15

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Social Choice Equity Fund	All assets	0.15%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

SOCIAL CHOICE EQUITY FUND

Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

16	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	17

their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

18	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	19

arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

20	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	21

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

22	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

         Eligibility – Retail Class

         Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	23

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will

24	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	25

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

26	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

          Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	27

procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

28	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	29

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must

30	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	31

RETIREMENT CLASS

         Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

         Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

32	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	33

Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

         Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

         To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

34	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

         Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	35

         In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or

36	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	37

as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

38	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	39

PREMIER CLASS

         Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred

40	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	41

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

42	Prospectus ■ TIAA-CREF Social Choice Equity Fund

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-

TIAA-CREF Social Choice Equity Fund ■ Prospectus	43

party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for

44	Prospectus ■ TIAA-CREF Social Choice Equity Fund

all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

TIAA-CREF Social Choice Equity Fund ■ Prospectus	45

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

46	Prospectus ■ TIAA-CREF Social Choice Equity Fund

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

TIAA-CREF Social Choice Equity Fund ■ Prospectus	47

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

48	Prospectus ■ TIAA-CREF Social Choice Equity Fund

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

TIAA-CREF Social Choice Equity Fund ■ Prospectus	49

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

50	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	51

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

52	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	53

transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-

54	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	55

instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

56	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

TIAA-CREF Social Choice Equity Fund ■ Prospectus	57

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern

58	Prospectus ■ TIAA-CREF Social Choice Equity Fund

Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are

TIAA-CREF Social Choice Equity Fund ■ Prospectus	59

registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

60	Prospectus ■ TIAA-CREF Social Choice Equity Fund

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

TIAA-CREF Social Choice Equity Fund ■ Prospectus	61

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

62	Prospectus ■ TIAA-CREF Social Choice Equity Fund

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Social Choice Equity Fund ■ Prospectus	63

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The Social Choice Equity Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD Research and Analytics, Inc. KLD Research and Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, completeness or otherwise. KLD Research and Analytics, Inc.’s publication of its indices in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD Research and Analytics, Inc. makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to its indices or any data or any security (or combination thereof) included therein.

64	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

66	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

FINANCIAL HIGHLIGHTS

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.72	$12.25	$10.97	$10.13	$8.96

Gain (loss) from investment operations:
Net investment income(a)	0.16	0.20	0.20	0.18	0.18
Net realized and unrealized
gain (loss) on total
investments	(0.79)	(2.46)	1.38	0.80	1.16

Total gain (loss) from
investment operations	(0.63)	(2.26)	1.58	0.98	1.34

Less distributions from:
Net investment income	(0.17)	(0.15)	(0.18)	(0.14)	(0.13)
Net realized gains	0.00 (b)	(0.12)	(0.12)	0.00 (b)	(0.04)

Total distributions	(0.17)	(0.27)	(0.30)	(0.14)	(0.17)

Net asset value, end of period	$8.92	$9.72	$12.25	$10.97	$10.13

TOTAL RETURN	(5.98)%	(18.81)%	14.65%	9.77%	15.03%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$177,486	$165,991	$186,561	$129,712	$114,491
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.24%	0.21%	0.23%	0.19%	0.10%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.22%	0.21%	0.20%	0.17%	0.10%
Ratio of net investment
income to average
net assets	2.18%	1.82%	1.66%	1.69%	1.87%
Portfolio turnover rate	16%	15%	30%	18%	17%

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.81	$12.37	$11.08	$10.23	$9.08

Gain (loss) from investment operations:
Net investment income(a)	0.14	0.17	0.17	0.15	0.14
Net realized and unrealized
gain (loss) on total
investments	(0.79)	(2.48)	1.40	0.81	1.17

Total gain (loss) from
investment operations	(0.65)	(2.31)	1.57	0.96	1.31

Less distributions from:
Net investment income	(0.15)	(0.13)	(0.16)	(0.11)	(0.12)
Net realized gains	0.00 (b)	(0.12)	(0.12)	0.00 (b)	(0.04)

Total distributions	(0.15)	(0.25)	(0.28)	(0.11)	(0.16)

Net asset value, end of period	$9.01	$9.81	$12.37	$11.08	$10.23

TOTAL RETURN	(6.17)%	(19.02)%	14.36%	9.45%	14.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$377,937	$294,803	$145,444	$79,640	$50,855
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.49%	0.45%	0.48%	0.50%	0.44%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.47%	0.45%	0.45%	0.45%	0.44%
Ratio of net investment
income to average
net assets	1.92%	1.57%	1.43%	1.41%	1.46%
Portfolio turnover rate	16%	15%	30%	18%	17%

68	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(c)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$8.99	$11.35	$10.18	$10.00

Gain (loss) from investment operations:
Net investment income(a)	0.14	0.18	0.18	0.10
Net realized and unrealized
gain (loss) on total
investments	(0.74)	(2.27)	1.29	0.08

Total gain (loss) from
investment operations	(0.60)	(2.09)	1.47	0.18

Less distributions from:
Net investment income	(0.16)	(0.15)	(0.18)	—
Net realized gains	0.00 (b)	(0.12)	(0.12)	—

Total distributions	(0.16)	(0.27)	(0.30)	—

Net asset value, end of period	$8.23	$8.99	$11.35	$10.18

TOTAL RETURN	(6.16)%	(18.81)%	14.67%	1.80	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$144,580	$150,123	$173,911	$21,019
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.56%	0.49%	0.51%	0.99	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.38%	0.28%	0.21%	0.40	%(e)
Ratio of net investment
income to average
net assets	2.02%	1.75%	1.63%	1.95	%(e)
Portfolio turnover rate	16%	15%	30%	18%

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS	(concluded)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(f)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$8.92

Gain (loss) from investment operations:
Net investment income(a)	0.00	(b)
Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from investment operations	0.00	(b)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$8.92

TOTAL RETURN	0.00	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	220.76	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.37	%(e)
Ratio of net investment
income to average
net assets	0.00	%(e)
Portfolio turnover rate	16%

70	Prospectus ▪ TIAA-CREF Social Choice Equity Fund

FINANCIAL HIGHLIGHTS (NOTES)

SOCIAL CHOICE EQUITY FUND

(a)	Based on average shares outstanding.

(b)	Amount represents less than $0.01 per share.

(c)	The Retail Class commenced operations on March 31, 2006.

(d)	The percentages shown for this period are not annualized.

(e)	The percentages shown for this period are annualized.

(f)	The Premier Class commenced operations on September 30, 2009.

TIAA-CREF Social Choice Equity Fund ▪ Prospectus	71

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11943 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF REAL ESTATE
SECURITIES FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Real Estate Securities Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF REAL ESTATE SECURITIES FUND
of the TIAA-CREF Funds

Class Ticker: Retail TCREX Retirement TRRSX Premier TRRPX Institutional TIREX

INVESTMENT OBJECTIVE

          The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.39%	0.35%	0.10%	0.10%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.16%	0.87%	0.77%	0.62%
Waivers and Expense Reimbursements[4]	0.18%	0.03%	0.03%	0.03%
Net Annual Fund Operating Expenses	0.98%	0.84%	0.74%	0.59%

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s 2009 annual report.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.96% of average daily net assets for Retail Class shares; (ii) 0.82% of average daily net assets for Retirement Class shares; (iii) 0.72% of average daily net assets for Premier Class shares; and (iv) 0.57% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$100	$86	$76	$60
3 Years	$351	$275	$243	$196
5 Years	$621	$479	$425	$343
10 Years	$1,393	$1,070	$951	$771

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund will invest primarily in equity securities of such companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Advisors’ belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	5

industry. The benchmark index for the Fund is the FTSE NAREIT Equity REITs Index.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Real Estate Investing Risk—As a result of the Fund’s investment objective, the Fund is subject to all of the risks associated with the ownership of real estate. These risks include, among others, declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, decreases in property revenue, changes in zoning laws and costs resulting from the clean-up of environmental problems.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Industry Concentration Risk—Because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to greater risk of less than those of other funds.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•	Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized

6	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 11 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	7

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 31.84%, for the quarter ended September 30, 2009. Worst quarter: -37.54%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception
Institutional Class (Inception: October 1, 2002)
Return Before Taxes	24.65%	–1.88%	8.15%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of
Fund Shares	N/A	N/A	N/A
FTSE NAREIT Equity REITs Index	27.99%	0.36%	8.84%
Retail Class (Inception: October 1, 2002)
Return Before Taxes	24.44%	–1.95%	8.00%
Retirement Class (Inception: October 1, 2002)
Return Before Taxes	24.40%	–2.03%	7.98%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

8	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

Name:	David Copp	Brendan W. Lee
Title:	Director	Director
Experience on Fund:	since 2005	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 63 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	9

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

10	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Real Estate Investing Risk—As a result of the Fund’s investment objective, the Fund is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	11

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of

12	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Industry Concentration Risk—Because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to greater risk of less than those of other funds.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income and equity that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income and equity.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	13

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           FTSE NAREIT Equity REITS Index

          This is the benchmark for the Fund. The FTSE NAREIT Equity REITs Index (“NAREIT Index”). is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property. Constituents of the NAREIT Index must meet FTSE’s standard index methodology including minimum size, liquidity criteria and free float adjustments. Only companies valued at more than $100 million (on the date at which the data for the review are taken) will be included in the index. Securities which have not turned over at least 0.5% of their shares in issue (after the application of investability weightings) per month for ten of the twelve months prior to a full market review are not eligible for inclusion in the index. Existing constituents of the NAREIT Index failing to trade at least 0.5% of their shares in issue (after the application of any investability weightings) per month for more than four of the twelve months prior to the review will be removed. An issuer that has a free float of less than or equal to 15% will be ineligible for inclusion in the index.

          The Real Estate Securities Fund adopted the NAREIT Index as the Fund’s new benchmark for a number of reasons. The NAREIT Index is considered to be a more a comprehensive and actively monitored benchmark, and contains better index constituency disclosure and data availability, than the DJWRESI. In addition, NAREIT is the most widely used benchmark provider among peer funds and is one the largest and most respected advocacy groups in the industry.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

14	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. In addition, the Fund may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, the Fund will bear its proportionate share of expenses charged by these investment companies.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	15

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers

16	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Real Estate Securities Fund*	$0.0—$1.0	0.50%
	Over $1.0 - $2.5	0.48%
	Over $2.5 - $4.0	0.46%
	Over $4.0	0.44%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.50% for the Fund.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	17

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

REAL ESTATE SECURITIES FUND

David Copp Director	Stock Selection- REITS; Lead Portfolio Manager	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic REIT portfolios), RBC Capital Markets-2002 to 2005 (senior research analyst covering REITS)	2005	1996	2005

Brendan W. Lee Director	Stock Selection - REITs	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic REIT portfolios), Cliffwood Partners—1998 to 2006 (senior research analyst supporting REIT hedge fund and long-only strategies)	2006	1998	2006

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and

18	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	19

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable

20	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	21

one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on a quarterly basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This

22	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	23

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.)

24	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•	Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	25

federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

How to Open an Account and Make Subsequent Investments
          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund

26	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	27

authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

28	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	29

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or

30	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Redeeming:

• The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	31

the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

32	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	33

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares,

34	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	35

its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares;

36	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	37

in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

38	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	39

between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

40	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

          Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	41

•	investment companies,

•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

42	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	43

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from

44	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	45

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

46	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

           Redeeming Shares – Premier Class

           Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	47

“good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time. If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund

48	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	49

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

50	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	51

entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

52	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	53

requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class

54	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

         Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	55

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

         In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

         Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

         Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

         Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

56	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

         Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

         Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	57

           Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer

58	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	59

information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

60	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	61

your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

62	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	63

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

64	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	65

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

66	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$10.51	$14.65	$15.34	$14.46	$13.50

Gain (loss) from investment operations:
Net investment income(a)	0.23	0.27	0.22	0.34	0.52
Net realized and unrealized
gain (loss) on total
investments	(3.31)	(2.24)	0.47	2.69	2.47

Total gain (loss) from
investment operations	(3.08)	(1.97)	0.69	3.03	2.99

Less distributions from:
Net investment income	(0.19)	(0.39)	(0.48)	(0.57)	(0.57)
Net realized gains	—	(1.62)	(0.90)	(1.58)	(1.46)
Return of capital	—	(0.16)	—	—	—

Total distributions	(0.19)	(2.17)	(1.38)	(2.15)	(2.03)

Net asset value, end of period	$7.24	$10.51	$14.65	$15.34	$14.46

TOTAL RETURN	(28.84)%	(13.54)%	4.26%	23.49%	22.87%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$200,324	$242,867	$252,164	$218,442	$240,806
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.60%	0.56%	0.58%	0.42%	0.17%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.56%	0.56%	0.55%	0.42%	0.17%
Ratio of net investment
income to average
net assets	3.98%	2.38%	1.39%	2.40%	3.66%
Portfolio turnover rate	78%	94%	116%	174%	244%

68	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$10.81	$15.00	$15.66	$14.66	$13.62

Gain (loss) from investment operations:
Net investment income(a)	0.21	0.24	0.19	0.31	0.48
Net realized and unrealized
gain (loss) on total
investments	(3.39)	(2.28)	0.49	2.76	2.53

Total gain (loss) from
investment operations	(3.18)	(2.04)	0.68	3.07	3.01

Less distributions from:
Net investment income	(0.17)	(0.37)	(0.44)	(0.49)	(0.51)
Net realized gains	—	(1.62)	(0.90)	(1.58)	(1.46)
Return of capital	—	(0.16)	—	—	—

Total distributions	(0.17)	(2.15)	(1.34)	(2.07)	(1.97)

Net asset value, end of period	$7.46	$10.81	$15.00	$15.66	$14.66

TOTAL RETURN	(28.95)%	(13.76)%	4.11%	23.45%	22.86%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$159,554	$172,078	$191,671	$197,157	$150,382
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.85%	0.81%	0.84%	0.71%	0.48%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.81%	0.81%	0.80%	0.70%	0.48%
Ratio of net investment
income to average
net assets	3.53%	2.03%	1.18%	2.14%	3.36%
Portfolio turnover rate	78%	94%	116%	174%	244%

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$10.46	$14.59	$15.27	$14.35	$13.37

Gain (loss) from investment operations:
Net investment income(a)	0.23	0.31	0.21	0.31	0.47
Net realized and unrealized
gain (loss) on total
investments	(3.31)	(2.28)	0.47	2.70	2.48

Total gain (loss) from
investment operations	(3.08)	(1.97)	0.68	3.01	2.95

Less distributions from:
Net investment income	(0.18)	(0.38)	(0.46)	(0.51)	(0.51)
Net realized gains	—	(1.60)	(0.90)	(1.58)	(1.46)
Return of capital	—	(0.18)	—	—	—

Total distributions	(0.18)	(2.16)	(1.36)	(2.09)	(1.97)

Net asset value, end of period	$7.20	$10.46	$14.59	$15.27	$14.35

TOTAL RETURN	(29.01)%	(13.66)%	4.26%	23.50%	22.89%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$77,475	$118,076	$174,936	$189,084	$160,218
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	1.06%	0.85%	0.83%	0.62%	0.46%
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.75%	0.70%	0.65%	0.62%	0.46%
Ratio of net investment
income to average
net assets	3.89%	2.68%	1.32%	2.21%	3.37%
Portfolio turnover rate	78%	94%	116%	174%	244%

70	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

FINANCIAL HIGHLIGHTS	(concluded)

REAL ESTATE SECURITIES FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$7.24

Gain (loss) from investment operations:
Net investment income(a)	0.00	(c)
Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from	—
investment operations	0.00	(c)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$7.24

TOTAL RETURN	0.00	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	221.11	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.72	%(e)
Ratio of net investment
income to average
net assets	0.00	%(e)
Portfolio turnover rate		78%

TIAA-CREF Real Estate Securities Fund ▪ Prospectus	71

FINANCIAL HIGHLIGHTS (NOTES)

REAL ESTATE SECURITIES FUND

(a)	Based on average shares outstanding.

(b)	The Premier Class commenced operations on September 30, 2009.

(c)	Amount represents less than $0.01 per share.

(d)	The percentages shown for this period are not annualized.

(e)	The percentages shown for this period are annualized.

72	Prospectus ▪ TIAA-CREF Real Estate Securities Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11947 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF MANAGED
ALLOCATION FUND

of the TIAA-CREF Funds

▪	Retail Class

▪	Retirement Class

▪	Institutional Class

This Prospectus describes the Retail, Retirement and Institutional Class shares offered by the TIAA-CREF Managed Allocation Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF MANAGED ALLOCATION FUND

of the TIAA-CREF Funds

Class Ticker: Retail TIMRX Retirement TITRX Institutional TIMIX

INVESTMENT OBJECTIVE

          The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%

TIAA-CREF Managed Allocation Fund ▪ Prospectus	3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Institutional Class

Management Fees	—	—	—
Distribution (Rule 12b-1) Fees[1]	0.25%	—	—
Other Expenses	0.24%	0.34%	0.10%
Acquired Fund Fees and Expenses[2]	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	0.92%	0.77%	0.53%
Waivers and Expense Reimbursements[3]	0.24%	0.09%	0.10%
Net Annual Fund Operating Expenses	0.68%	0.68%	0.43%

[1]

The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail Class shares at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares. Although historically reimbursements under this Plan have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s 2009 annual report.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: 0.00% of average daily net assets for Institutional Class shares and 0.25% of average daily net assets for Retail and Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4	Prospectus ▪ TIAA-CREF Managed Allocation Fund

	Retail Class	Retirement Class	Institutional Class

1 Year	$69	$69	$44
3 Years	$269	$237	$160
5 Years	$486	$419	$286
10 Years	$1,109	$946	$655

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund may invest in shares of underlying funds such as: (1) the Trust’s other investment funds; and (2) other mutual funds or other permissible investment pools or products that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund may invest in underlying funds or products other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds or products may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. The Fund will notify you where the addition of underlying funds or products would have a material effect on the composition of the Fund’s investment portfolio.

          Generally, the Fund will seek to meet its investment objective by investing: (1) approximately 60% of its assets in equity funds including up to 5% of its assets in real estate funds; and (2) approximately 40% of its assets in fixed-income funds (“target allocations”).

          The Fund currently intends to invest in the following equity funds:

          •          Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

          •          International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

          •          Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that Advisors believes present the opportunity for growth, such as stocks of large-cap companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

          •          Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	5

          •          Mid-Cap Growth Fund, which invests primarily in mid-cap equity securities that Advisors believes present the opportunity for growth.

          •          Mid-Cap Value Fund, which invests primarily in mid-cap equity securities that Advisors believes are undervalued by the market based on an evaluation of their potential worth.

          •          Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

          •          Enhanced International Equity Index Fund, which seeks to enhance the return of the Fund relative to the MSCI EAFE® Index by investing in equity securities of foreign issuers within this index, but not necessarily at index weightings.

          •          Enhanced Large-Cap Growth Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Growth Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

          •          Enhanced Large-Cap Value Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Value Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

          •          The Managed Allocation Fund may invest in the Real Estate Securities Fund, which invests primarily in equity securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets such as REITs, to gain asset allocation exposure to the real estate industry.

          The Fund currently intends to invest in the following fixed-income funds:

          •          Bond Plus Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment-grade securities.

          •          Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and agency securities, and investment-grade corporate bonds with maturities from 1-5 years.

          •          High-Yield Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

          •          Inflation-Linked Bond Fund, which invests primarily in inflation-linked bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the security.

          As a result of its investments in the underlying funds, the Managed Allocation Fund’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities and a variety of domestic and

6	Prospectus ▪ TIAA-CREF Managed Allocation Fund

foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, the Fund monitors the foreign and domestic equity markets, as well as overall financial and economic conditions. If Advisors believes that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, it can adjust the percentage of investments in these underlying funds up or down by up to 5%. At any given time the Fund may hold between 0 to 5% of its assets in real estate funds. The Fund’s benchmark is a composite of three benchmark indices representing three types of market sectors within the equity and fixed-income underlying fund asset classes, i.e., domestic equity, international equity and fixed-income. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “More About Benchmarks and Other Indices” below.

          The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund will increase its investments in the Short-Term Bond Fund. The Fund will have less than 5% of its assets in the High-Yield Fund.

          The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if Advisors believes market conditions warrant. For example, the Fund might increase its holdings in fixed-income funds in periods when Advisors believes equity markets will decline.

          As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Board has authorized the Fund to invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

          For flexibility in meeting redemptions, expenses and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund may invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. The Fund cannot guarantee that this strategy will be successful.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	7

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•	Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

8	Prospectus ▪ TIAA-CREF Managed Allocation Fund

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

•

Underlying Fund Risk—The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 13 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	9

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 12.65%, for the quarter ended June 30, 2009. Worst quarter: -14.15%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: March 31, 2006)
Return Before Taxes	22.46%	0.64%
Return After Taxes on Distributions	21.46%	–0.48%
Return After Taxes on Distributions and Sale of
Fund Shares	14.71%	–0.02%
Russell 3000® Index	28.34%	–1.93%
Managed Allocation Composite Index	20.02%	1.74%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	22.35%	0.61%
Retirement Class (Inception: March 31, 2006)
Return Before Taxes	22.04%	0.36%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax

10	Prospectus ▪ TIAA-CREF Managed Allocation Fund

returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Associate
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class shares are generally available for purchase through employee benefit plans. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 57 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	11

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

12	Prospectus ▪ TIAA-CREF Managed Allocation Fund

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in equity or fixed-income underlying funds. More specifically, an investment in the Fund, or the Fund’s portfolio securities (including the equity or fixed-income underlying funds), typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that selection of market sectors and Underlying Funds and the allocations among them may result in the Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in the Fund meeting its investment objective, underlying fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause the Fund to not meet its investment objective. The Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of the Fund’s allocation can cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Fund and the Underlying Funds.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	13

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended

14	Prospectus ▪ TIAA-CREF Managed Allocation Fund

period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•	Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, the Fund would likely have to reinvest

TIAA-CREF Managed Allocation Fund ▪ Prospectus	15

the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested, resulting in a decline in income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Derivatives Risk—The risks associated with investing in derivatives by the Fund may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument.

•	Underlying Fund Risk—The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve

16	Prospectus ▪ TIAA-CREF Managed Allocation Fund

their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income or equity Underlying Funds that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income or equity Underlying Funds.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Managed Allocation Fund Composite Index

          The Managed Allocation Fund’s benchmark index is a composite index that is made up of three unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the three types of market sectors in which the Fund invests, i.e., domestic equity, international equity and fixed income. The domestic equity market sector is represented by the Russell 3000® Index, the international equity sector is represented by the MSCI EAFE® Index and the fixed-income sector is represented by the Barclays Capital U.S. Aggregate Bond Index. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the

TIAA-CREF Managed Allocation Fund ▪ Prospectus	17

potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. In addition, the Fund may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, the Fund will bear its proportionate share of expenses charged by these investment companies.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

18	Prospectus ▪ TIAA-CREF Managed Allocation Fund

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to

TIAA-CREF Managed Allocation Fund ▪ Prospectus	19

issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Managed Allocation Fund	All Assets	0.00%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members

20	Prospectus ▪ TIAA-CREF Managed Allocation Fund

of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MANAGED ALLOCATION FUND

John M. Cunniff, CFA Managing Director	Asset Allocation (Allocation Strategies)	Advisors, TIAA and its affiliates—2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management—2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments)	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates—1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2006

Pablo Mitchell Director	Asset Allocation (Daily Portfolio Management)	Advisors, TIAA and its affiliates—2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek—2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2002	2003

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses”

TIAA-CREF Managed Allocation Fund ▪ Prospectus	21

in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Retail Class shares to pay such other intermediaries for expenses incurred in the sale, promotion and servicing of Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

22	Prospectus ▪ TIAA-CREF Managed Allocation Fund

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Unaffiliated Underlying Funds held by the Fund are based on the market value of the shares. Therefore, the share price of the Fund is determined based on the NAV per share or market value per share of each of the Underlying Funds (and the value of any other assets and liabilities of the Funds), subject to the fair value pricing procedures described below.

          To value securities and other instruments held by the Underlying Funds of the Trust such Underlying Funds generally use market quotations or values obtained from independent pricing services to value such assets. Fixed-income securities with remaining maturities of 60 days or less that are held by the Underlying Funds of the Trust are generally valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. Like the Fund, the Underlying Funds of the Trust do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds of the Trust that

TIAA-CREF Managed Allocation Fund ▪ Prospectus	23

invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. For example, the Underlying Funds of the Trust might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Underlying Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see more of their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Underlying Funds of the Trust may fair value certain foreign securities when it is believed that the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The values of any securities of unaffiliated Underlying Funds held by the Fund are based on the market value of the securities. The Fund uses fair value pricing to value these securities under the same circumstances that the Underlying Funds use fair value pricing to value their portfolio securities, as described above. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV.

          Money market instruments (other than those held by a money market Underlying Fund) with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

24	Prospectus ▪ TIAA-CREF Managed Allocation Fund

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on a quarterly basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	25

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your

26	Prospectus ▪ TIAA-CREF Managed Allocation Fund

regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	27

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

28	Prospectus ▪ TIAA-CREF Managed Allocation Fund

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

TIAA-CREF Managed Allocation Fund ▪ Prospectus	29

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Once submitted, your transaction cannot be modified or canceled.

To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

30	Prospectus ▪ TIAA-CREF Managed Allocation Fund

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment). Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

           Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	31

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

           In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or

32	Prospectus ▪ TIAA-CREF Managed Allocation Fund

their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

           Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

           You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	33

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

           Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

           In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

34	Prospectus ▪ TIAA-CREF Managed Allocation Fund

           Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

           You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts

TIAA-CREF Managed Allocation Fund ▪ Prospectus	35

and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

         Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

         Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

36	Prospectus ▪ TIAA-CREF Managed Allocation Fund

         Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

          Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or

TIAA-CREF Managed Allocation Fund ▪ Prospectus	37

terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

         Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

         Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum

38	Prospectus ▪ TIAA-CREF Managed Allocation Fund

investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

         To open an account or purchase shares by wire:

Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

         Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	39

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

         In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

         Redeeming Shares – Retirement Class

         Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can

40	Prospectus ▪ TIAA-CREF Managed Allocation Fund

redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

         Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion

TIAA-CREF Managed Allocation Fund ▪ Prospectus	41

Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

42	Prospectus ▪ TIAA-CREF Managed Allocation Fund

         Exchanging Shares – Retirement Class

         Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	43

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

           Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

44	Prospectus ▪ TIAA-CREF Managed Allocation Fund

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

           Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

           Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

TIAA-CREF Managed Allocation Fund ▪ Prospectus	45

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

           Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class

46	Prospectus ▪ TIAA-CREF Managed Allocation Fund

shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

           Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been

TIAA-CREF Managed Allocation Fund ▪ Prospectus	47

established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

           To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

           Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•	If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your

48	Prospectus ▪ TIAA-CREF Managed Allocation Fund

investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

           In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible

TIAA-CREF Managed Allocation Fund ▪ Prospectus	49

Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

           Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

           Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

           Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

           Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

           Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different

50	Prospectus ▪ TIAA-CREF Managed Allocation Fund

address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

           In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

           Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

           Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

           Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	51

           Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

52	Prospectus ▪ TIAA-CREF Managed Allocation Fund

           Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

           Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern

TIAA-CREF Managed Allocation Fund ▪ Prospectus	53

Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Retirement Class. There is currently no minimum account size for Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number)

54	Prospectus ▪ TIAA-CREF Managed Allocation Fund

that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

TIAA-CREF Managed Allocation Fund ▪ Prospectus	55

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

56	Prospectus ▪ TIAA-CREF Managed Allocation Fund

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	57

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

           ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

58	Prospectus ▪ TIAA-CREF Managed Allocation Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Managed Allocation Fund ▪ Prospectus	59

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

60	Prospectus ▪ TIAA-CREF Managed Allocation Fund

FINANCIAL HIGHLIGHTS

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.86	$11.03	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.24	0.33	0.33	0.11
Net realized and unrealized gain (loss) on total investments	(0.13)	(2.16)	1.12	0.11

Total gain (loss) from investment operations	0.11	(1.83)	1.45	0.22

Less distributions from:
Net investment income	(0.24)	(0.33)	(0.53)	(0.11)
Net realized gains	—	(0.01)	—	—

Total distributions	(0.24)	(0.34)	(0.53)	(0.11)

Net asset value, end of period	$8.73	$8.86	$11.03	$10.11

TOTAL RETURN	1.74%	(16.92)%	14.68%	2.25	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,011	$1,832	$4,718	$2,046
Ratio of expenses to average net assets before expense waiver and reimbursement	0.10%	0.07%	0.12%	1.50	%(d)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%	0.00%	0.00%	0.00	%(d)
Ratio of net investment income to average net assets	3.15%	3.28%	3.12%	2.26	%(d)
Portfolio turnover rate	48%	26%	13%	8%

TIAA-CREF Managed Allocation Fund ▪ Prospectus	61

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.86	$11.03	$10.13	$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.21	0.29	0.35	0.11
Net realized and unrealized gain (loss) on total investments	(0.12)	(2.14)	1.06	0.11

Total gain (loss) from investment operations	0.09	(1.85)	1.41	0.22

Less distributions from:
Net investment income	(0.23)	(0.31)	(0.51)	(0.09)
Net realized gains	—	(0.01)	—	—

Total distributions	(0.23)	(0.32)	(0.51)	(0.09)

Net asset value, end of period	$8.72	$8.86	$11.03	$10.13

TOTAL RETURN	1.39%	(17.10)%	14.27%	2.17	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,287	$13,678	$16,570	$8,358
Ratio of expenses to average net assets before expense waiver and reimbursement	0.34%	0.31%	0.37%	1.59	%(d)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.25%	0.24%	0.25%	0.25	%(d)
Ratio of net investment income to average net assets	2.82%	2.84%	3.26%	2.14	%(d)
Portfolio turnover rate	48%	26%	13%	8%

62	Prospectus ▪ TIAA-CREF Managed Allocation Fund

FINANCIAL HIGHLIGHTS	(concluded)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.88	$11.05	$10.16	$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.24	0.32	0.22	0.13
Net realized and unrealized gain (loss) on total investments	(0.13)	(2.15)	1.21	0.10

Total gain (loss) from investment operations	0.11	(1.83)	1.43	0.23

Less distributions from:
Net investment income	(0.24)	(0.33)	(0.54)	(0.07)
Net realized gains	—	(0.01)	—	—

Total distributions	(0.24)	(0.34)	(0.54)	(0.07)

Net asset value, end of period	$8.75	$8.88	$11.05	$10.16

TOTAL RETURN	1.70%	(16.89)%	14.47%	2.36	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$471,190	$489,340	$620,616	$7,505
Ratio of expenses to average net assets before expense waiver and reimbursement	0.44%	0.37%	0.45%	1.38	%(d)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.05%	0.00%	0.00%	0.00	%(d)
Ratio of net investment income to average net assets	3.16%	3.16%	1.99%	2.56	%(d)
Portfolio turnover rate	48%	26%	13%	8%

TIAA-CREF Managed Allocation Fund ▪ Prospectus	63

FINANCIAL HIGHLIGHTS (NOTES)

MANAGED ALLOCATION FUND

(a)	The Fund commenced operations on March 31, 2006.
(b)	Based on average shares outstanding.
(c)	The percentages shown for this period are not annualized.
(d)	The percentages shown for this period are annualized.

64	Prospectus ▪ TIAA-CREF Managed Allocation Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161
In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201
Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161
In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11948 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF BOND FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Bond Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF BOND FUND
of the TIAA-CREF Funds

Class Ticker: Retail TIORX Retirement TIDRX Premier TIDPX Institutional TIBDX

INVESTMENT OBJECTIVE

          The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.19%	0.32%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.74%	0.62%	0.51%	0.36%
Waivers and Expense Reimbursements[3]	0.04%	0.02%	0.01%	0.01%
Net Annual Fund Operating Expenses	0.70%	0.60%	0.50%	0.35%

[1]	The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services,

TIAA-CREF Bond Fund ▪ Prospectus	3

Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed: (i) 0.70% of average daily net assets for Retail Class shares; (ii) 0.60% of average daily net assets for Retirement Class shares; (iii) 0.50% of average daily net assets for Premier Class shares; and (iv) 0.35% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

           Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$72	$61	$51	$36
3 Years	$233	$197	$163	$115
5 Years	$408	$344	$284	$201
10 Years	$915	$772	$640	$455

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in bonds. For these purposes, bonds include fixed-income securities of all types.

4	Prospectus ▪ TIAA-CREF Bond Fund

The Fund will primarily invest in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed or other asset backed securities. The Fund also invests in other fixed-income securities. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), also does its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index.

          The Fund is managed to maintain an average duration that is similar to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2009, the duration of the Barclays Capital U.S. Aggregate Bond Index was 4.57 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its assets in fixed-income securities of foreign issuers.

          The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMOs.

          The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon

TIAA-CREF Bond Fund ▪ Prospectus	5

the ability of Advisors to predict correctly mortgage prepayments and interest rates.

          The Fund may also engage in duration-neutral relative value trading, a strategy in which the Fund buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

6	Prospectus ▪ TIAA-CREF Bond Fund

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•	Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance.

•	Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 11 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF Bond Fund ▪ Prospectus	7

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter: -2.31%, for the quarter ended June 30, 2004.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Class (Inception: July 1, 1999)

Return Before Taxes	6.47%	4.41%	6.09%

Return After Taxes on Distributions	5.00%	2.78%	3.97%

Return After Taxes on Distributions and Sale of Fund Shares	4.17%	2.80%	3.93%

Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

Retail Class (Inception: March 31, 2006)

Return Before Taxes	6.28%	4.32%*	6.04%*

Retirement Class (Inception: March 31, 2006)

Return Before Taxes	6.17%	4.21%*	5.99%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Retail and Retirement Classes that is prior to their inception dates is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail and Retirement Classes. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

          For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

8	Prospectus ▪ TIAA-CREF Bond Fund

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Elizabeth (Lisa) D. Black, CFA	John M. Cerra	Steven Sterman

Title:	Managing Director	Managing Director	Managing Director

Experience on Fund:	since 2008	since 2003	Since 2009

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 63 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Bond Fund ▪ Prospectus	9

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Prospectus ▪ TIAA-CREF Bond Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a

TIAA-CREF Bond Fund ▪ Prospectus	11

fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities

12	Prospectus ▪ TIAA-CREF Bond Fund

because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested, resulting in a decline in income.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•
Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active

TIAA-CREF Bond Fund ▪ Prospectus	13

management, such funds could underperform other mutual funds with similar investment objectives.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such securities. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Barclays Capital U.S. Aggregate Bond Index

          The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 8,413 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million, and the securities must be rated investment-grade by two Nationally Recognized Statistical Rating Organizations (“NRSROs”).

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management and to

14	Prospectus ▪ TIAA-CREF Bond Fund

increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency swap contracts.

          The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio

TIAA-CREF Bond Fund ▪ Prospectus	15

turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at

16	Prospectus ▪ TIAA-CREF Bond Fund

cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Bond Fund*	$0.0—$1.0	0.30%
	Over $1.0 - $2.5	0.29%
	Over $2.5 - $4.0	0.28%
	Over $4.0	0.27%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.30% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

TIAA-CREF Bond Fund ▪ Prospectus	17

Name & Title			Total Experience (since dates specified below)

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates–1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates–1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

Steven Sterman Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates–1990 to Present (head of fixed-income trading; previously, fixed-income portfolio manager)	1990	1984	2009

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

18	Prospectus ▪ TIAA-CREF Bond Fund

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

TIAA-CREF Bond Fund ▪ Prospectus	19

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily

20	Prospectus ▪ TIAA-CREF Bond Fund

available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

TIAA-CREF Bond Fund ▪ Prospectus	21

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund declares dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

22	Prospectus ▪ TIAA-CREF Bond Fund

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your

TIAA-CREF Bond Fund ▪ Prospectus	23

regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

24	Prospectus ▪ TIAA-CREF Bond Fund

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

TIAA-CREF Bond Fund ▪ Prospectus	25

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

26	Prospectus ▪ TIAA-CREF Bond Fund

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

TIAA-CREF Bond Fund ▪ Prospectus	27

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

          Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

28	Prospectus ▪ TIAA-CREF Bond Fund

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or

TIAA-CREF Bond Fund ▪ Prospectus	29

their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

         Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

30	Prospectus ▪ TIAA-CREF Bond Fund

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Bond Fund ▪ Prospectus	31

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts

32	Prospectus ▪ TIAA-CREF Bond Fund

and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

TIAA-CREF Bond Fund ▪ Prospectus	33

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at
www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or

34	Prospectus ▪ TIAA-CREF Bond Fund

terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum

TIAA-CREF Bond Fund ▪ Prospectus	35

investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

36	Prospectus ▪ TIAA-CREF Bond Fund

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can

TIAA-CREF Bond Fund ▪ Prospectus	37

redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion

38	Prospectus ▪ TIAA-CREF Bond Fund

Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Bond Fund ▪ Prospectus	39

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

40	Prospectus ▪ TIAA-CREF Bond Fund

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

Eligibility – Premier Class

Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

TIAA-CREF Bond Fund ▪ Prospectus	41

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer –sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

	•	Trust companies that are not sponsored by an affiliate of Advisors;

42	Prospectus ▪ TIAA-CREF Bond Fund

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting

TIAA-CREF Bond Fund ▪ Prospectus	43

retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

44	Prospectus ▪ TIAA-CREF Bond Fund

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

TIAA-CREF Bond Fund ▪ Prospectus	45

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

46	Prospectus ▪ TIAA-CREF Bond Fund

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of

TIAA-CREF Bond Fund ▪ Prospectus	47

record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

48	Prospectus ▪ TIAA-CREF Bond Fund

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

TIAA-CREF Bond Fund ▪ Prospectus	49

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

50	Prospectus ▪ TIAA-CREF Bond Fund

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and

TIAA-CREF Bond Fund ▪ Prospectus	51

(2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

52	Prospectus ▪ TIAA-CREF Bond Fund

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such

TIAA-CREF Bond Fund ▪ Prospectus	53

requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class

54	Prospectus ▪ TIAA-CREF Bond Fund

c/o Boston Financial Data Services
P.O. Box 8009

Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

TIAA-CREF Bond Fund ▪ Prospectus	55

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

56	Prospectus ▪ TIAA-CREF Bond Fund

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Bond Fund ▪ Prospectus	57

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer

58	Prospectus ▪ TIAA-CREF Bond Fund

meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all

TIAA-CREF Bond Fund ▪ Prospectus	59

information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier or Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

60	Prospectus ▪ TIAA-CREF Bond Fund

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of

TIAA-CREF Bond Fund ▪ Prospectus	61

your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

62	Prospectus ▪ TIAA-CREF Bond Fund

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

TIAA-CREF Bond Fund ▪ Prospectus	63

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

64	Prospectus ▪ TIAA-CREF Bond Fund

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Bond Fund ▪ Prospectus	65

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

66	Prospectus ▪ TIAA-CREF Bond Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Bond Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09		9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.68		$9.94	$9.97	$10.10	$10.29

Gain (loss) from investment operations:
Net investment income(a)	0.41		0.48	0.49	0.47	0.42
Net realized and unrealized gain (loss) on total investments	0.52		(0.26)	(0.03)	(0.13)	(0.14)

Total gain (loss) from investment operations	0.93		0.22	0.46	0.34	0.28

Less distributions from:
Net investment income	(0.41)		(0.48)	(0.49)	(0.47)	(0.42)
Net realized gains	—		—	—	—	(0.04)
Return of capital	—		—	—	—	(0.01)

Total distributions	(0.41)		(0.48)	(0.49)	(0.47)	(0.47)

Net asset value, end of period	$10.20		$9.68	$9.94	$9.97	$10.10

TOTAL RETURN	10.00%		2.06%	4.74%	3.46%	2.86%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$2,151,009		$1,883,323	$1,615,363	$1,709,874	$1,455,931
Ratio of expenses to average net assets before expense waiver and reimbursement	0.36%		0.32%	0.32%	0.25%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%		0.32%	0.32%	0.25%	0.14%
Ratio of net investment income to average net assets	4.20%		4.79%	4.91%	4.71%	4.10%
Portfolio turnover rate	173	%(b)	113%	189%	183%	274%

68	Prospectus ▪ TIAA-CREF Bond Fund

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09		9/30/08	9/30/07	9/30/06	(c)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.84		$10.10	$10.13	$10.00

Gain (loss) from investment operations:
Net investment income(a)	0.39		0.46	0.47	0.24
Net realized and unrealized gain (loss) on total investments	0.54		(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.93		0.19	0.44	0.35

Less distributions from:
Net investment income	(0.40)		(0.45)	(0.47)		(0.22)
Net realized gains	—		—	—	—

Total distributions	(0.40)		(0.45)	(0.47)		(0.22)

Net asset value, end of period	$10.37		$9.84	$10.10	$10.13

TOTAL RETURN	9.64%		1.87%	4.43%	3.52	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$121,753		$28,760	$8,302	$1,270
Ratio of expenses to average net assets before expense waiver and reimbursement	0.62%		0.57%	0.59%	7.70	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.59%		0.57%	0.59%	0.55	%(e)
Ratio of net investment income to average net assets	3.86%		4.56%	4.69%	4.69	%(e)
Portfolio turnover rate	173	%(b)	113%	189%		183%

TIAA-CREF Bond Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09		9/30/08	9/30/07	9/30/06	(f)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.83		$10.09	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income(a)	0.41		0.48	0.49	0.23
Net realized and unrealized gain (loss) on total investments	0.53		(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.94		0.21	0.46	0.34

Less distributions from:
Net investment income	(0.41)		(0.47)	(0.48)		(0.23)
Net realized gains	—		—	—	—

Total distributions	(0.41)		(0.47)	(0.48)		(0.23)

Net asset value, end of period	$10.36		$9.83	$10.09	$10.11

TOTAL RETURN	9.75%		2.08%	4.68%	3.42	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$35,143		$21,166	$7,078	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	0.68%		0.56%	0.60%	7.52	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.50%		0.39%	0.42%	0.60	%(e)
Ratio of net investment income to average net assets	4.04%		4.73%	4.87%	4.63	%(e)
Portfolio turnover rate	173	%(b)	113%	189%		183%

70	Prospectus ▪ TIAA-CREF Bond Fund

FINANCIAL HIGHLIGHTS	(concluded)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09	(g)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.20

Gain (loss) from investment operations:
Net investment income(a)	0.00	(h)
Net realized and unrealized gain (loss) on total investments	—

Total gain (loss) from investment operations	0.00	(h)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$10.20

TOTAL RETURN	0.00	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	220.90	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.50	%(e)
Ratio of net investment income to average net assets	0.00	%(e)
Portfolio turnover rate	173	%(b)

TIAA-CREF Bond Fund ▪ Prospectus	71

FINANCIAL HIGHLIGHTS (NOTES)

BOND FUND

(a)	Based on average shares outstanding.
(b)	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended September 30, 2009 was 113%.
(c)	The Retirement Class commenced operations on March 31, 2006.
(d)	The percentages shown for this period are not annualized.
(e)	The percentages shown for this period are annualized.
(f)	The Retail Class commenced operations on March 31, 2006.
(g)	The Premier Class commenced operations on September 30, 2009.
(h)	Amount represents less than $0.01 per share.

72	Prospectus ▪ TIAA-CREF Bond Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

     By telephone:
Call 877 518-9161

     In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

     Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

     By telephone:
Call 877 518-9161

     In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11960 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF BOND PLUS FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Bond Plus Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF BOND PLUS FUND
of the TIAA-CREF Funds

Class Ticker: Retail TCBPX Retirement TCBRX Premier TBPPPX Institutional TIBFX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable a long-term total return, primarily through high current income consistent with preserving capital.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.30%	0.30%	0.30%	0.30%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.24%	0.35%	0.10%	0.10%

Total Annual Fund Operating Expenses	0.79%	0.65%	0.55%	0.40%

Waivers and Expense Reimbursements[3]	0.09%	0.05%	0.05%	0.05%

Net Annual Fund Operating Expenses	0.70%	0.60%	0.50%	0.35%

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier

TIAA-CREF Bond Plus Fund ▪ Prospectus	3

Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.70% of average daily net assets for Retail Class shares; (ii) 0.60% of average daily net assets for Retirement Class shares; (iii) 0.50% of average daily net assets for Premier Class shares; and (iv) 0.35% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$72	$61	$51	$36

3 Years	$243	$203	$171	$123

5 Years	$430	$357	$302	$219

10 Years	$970	$806	$684	$500

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in bonds. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a

4	Prospectus ▪ TIAA-CREF Bond Plus Fund

broad range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The securities within the Fund’s first segment are mainly high-quality instruments rated in the top four credit categories by Moody’s or S&P, or deemed to be of the same quality by Advisors using its own credit analysis. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features in an effort to improve the Fund’s total return. Potential investments in this segment include, but are not limited to, non-investment-grade securities (those rated Ba1 or lower by Moody’s or BB+ or lower by S&P), emerging market fixed-income securities and convertible and preferred securities.

          The Fund is designed to have a similar duration to its benchmark index, the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2009, the duration of the index was 4.57 years.

          The Fund can invest in foreign securities, including emerging market fixed-income securities and non-dollar-denominated instruments, but Advisors does not expect them to exceed 20% of the Fund’s assets. No more than 15% of the Fund’s assets can be invested in illiquid securities.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

TIAA-CREF Bond Plus Fund ▪ Prospectus	5

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•

Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds”, are typically in weak financial health and such securities can be harder to value and sell and their prices can be more volatile.

•	Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

•	Illiquid Securities Risk—The risk that illiquid securities may be difficult to sell for their fair market value.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 11 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31,

6	Prospectus ▪ TIAA-CREF Bond Plus Fund

2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF Bond Plus Fund ▪ Prospectus	7

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 5.36%, for the quarter ended September 30, 2009. Worst quarter: -2.30%, for the quarter ended September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: March 31, 2006)

Return Before Taxes	10.32%	4.61%

Return After Taxes on Distributions	8.41%	2.76%

Return After Taxes on Distributions and Sale of Fund Shares	6.65%	2.84%

Barclays Capital U.S. Aggregate Bond Index	5.93%	6.18%

Retail Class (Inception: March 31, 2006)

Return Before Taxes	10.17%	4.50%

Retirement Class (Inception: March 31, 2006)

Return Before Taxes	10.15%	4.40%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

          For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

8	Prospectus ▪ TIAA-CREF Bond Plus Fund

Name:	Elizabeth (Lisa) D. Black, CFA	John M. Cerra	Steven Sterman

Title:	Managing Director	Managing Director	Managing Director

Experience on Fund:	since 2008	since 2003	Since 2009

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 63 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

TIAA-CREF Bond Plus Fund ▪ Prospectus	9

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Prospectus ▪ TIAA-CREF Bond Plus Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a

TIAA-CREF Bond Plus Fund ▪ Prospectus	11

fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities

12	Prospectus ▪ TIAA-CREF Bond Plus Fund

because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested, resulting in a decline in income.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active

TIAA-CREF Bond Plus Fund ▪ Prospectus	13

management, such funds could underperform other mutual funds with similar investment objectives.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such securities. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

•

Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds”, are typically in weak financial health and such securities can be harder to value and sell and their prices can be more volatile.

•	Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

•	Illiquid Securities Risk—The risk that illiquid securities may be difficult to sell for their fair market value.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Barclays Capital U.S. Aggregate Bond Index

          The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 8,413 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million, and the securities must be rated investment-grade by two Nationally Recognized Statistical Rating Organizations (“NRSROs”).

14	Prospectus ▪ TIAA-CREF Bond Plus Fund

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency swap contracts.

          The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses

TIAA-CREF Bond Plus Fund ▪ Prospectus	15

or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment

16	Prospectus ▪ TIAA-CREF Bond Plus Fund

Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Bond Plus Fund*	$0.0—$1.0	0.30%
	Over $1.0 - $2.5	0.29%
	Over $2.5 - $4.0	0.28%
	Over $4.0	0.27%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.30% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the

TIAA-CREF Bond Plus Fund ▪ Prospectus	17

area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

BOND PLUS FUND
Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates–1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates–1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

Steven Sterman Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates–1990 to Present (head of fixed-income trading; previously, fixed- income portfolio manager)	1990	1984	2009

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

18	Prospectus ▪ TIAA-CREF Bond Plus Fund

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

TIAA-CREF Bond Plus Fund ▪ Prospectus	19

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily

20	Prospectus ▪ TIAA-CREF Bond Plus Fund

available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

TIAA-CREF Bond Plus Fund ▪ Prospectus	21

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund declares dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

22	Prospectus ▪ TIAA-CREF Bond Plus Fund

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your

TIAA-CREF Bond Plus Fund ▪ Prospectus	23

regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

24	Prospectus ▪ TIAA-CREF Bond Plus Fund

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

TIAA-CREF Bond Plus Fund ▪ Prospectus	25

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

26	Prospectus ▪ TIAA-CREF Bond Plus Fund

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

TIAA-CREF Bond Plus Fund ▪ Prospectus	27

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

          Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

28	Prospectus ▪ TIAA-CREF Bond Plus Fund

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

        In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or

TIAA-CREF Bond Plus Fund ▪ Prospectus	29

their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

         Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

30	Prospectus ▪ TIAA-CREF Bond Plus Fund

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

           In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Bond Plus Fund ▪ Prospectus	31

         Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

           You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at
www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts

32	Prospectus ▪ TIAA-CREF Bond Plus Fund

and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

        Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

         Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

TIAA-CREF Bond Plus Fund ▪ Prospectus	33

         Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or

34	Prospectus ▪ TIAA-CREF Bond Plus Fund

terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

         Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

         Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum

TIAA-CREF Bond Plus Fund ▪ Prospectus	35

investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

         To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

           Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

36	Prospectus ▪ TIAA-CREF Bond Plus Fund

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can

TIAA-CREF Bond Plus Fund ▪ Prospectus	37

redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

         Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion

38	Prospectus ▪ TIAA-CREF Bond Plus Fund

Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Bond Plus Fund ▪ Prospectus	39

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

40	Prospectus ▪ TIAA-CREF Bond Plus Fund

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

         Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

TIAA-CREF Bond Plus Fund ■ Prospectus	41

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer –sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

	•	Trust companies that are not sponsored by an affiliate of Advisors;

42	Prospectus ■ TIAA-CREF Bond Plus Fund

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting

TIAA-CREF Bond Plus Fund ■ Prospectus	43

retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

44	Prospectus ■ TIAA-CREF Bond Plus Fund

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

TIAA-CREF Bond Plus Fund ■ Prospectus	45

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

46	Prospectus ■ TIAA-CREF Bond Plus Fund

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of

TIAA-CREF Bond Plus Fund ■ Prospectus	47

record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

48	Prospectus ■ TIAA-CREF Bond Plus Fund

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

TIAA-CREF Bond Plus Fund ■ Prospectus	49

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

50	Prospectus ■ TIAA-CREF Bond Plus Fund

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and

TIAA-CREF Bond Plus Fund ■ Prospectus	51

(2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

52	Prospectus ■ TIAA-CREF Bond Plus Fund

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such

TIAA-CREF Bond Plus Fund ■ Prospectus	53

requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class

54	Prospectus ■ TIAA-CREF Bond Plus Fund

c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

TIAA-CREF Bond Plus Fund ■ Prospectus	55

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

56	Prospectus ■ TIAA-CREF Bond Plus Fund

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Bond Plus Fund ■ Prospectus	57

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer

58	Prospectus ■ TIAA-CREF Bond Plus Fund

meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all

TIAA-CREF Bond Plus Fund ■ Prospectus	59

information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

60	Prospectus ▪ TIAA-CREF Bond Plus Fund

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of

TIAA-CREF Bond Plus Fund ▪ Prospectus	61

your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

62	Prospectus ▪ TIAA-CREF Bond Plus Fund

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

TIAA-CREF Bond Plus Fund ▪ Prospectus	63

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

64	Prospectus ▪ TIAA-CREF Bond Plus Fund

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Bond Plus Fund ▪ Prospectus	65

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

66	Prospectus ▪ TIAA-CREF Bond Plus Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Bond Plus Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS

BOND PLUS FUND ■ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09		9/30/08	9/30/07		9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.38		$10.00	$10.10		$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.47		0.51	0.51		0.26
Net realized and unrealized
gain (loss) on total
investments	0.40		(0.62)	(0.10)		0.10

Total gain (loss) from
investment operations	0.87		(0.11)	0.41		0.36

Less distributions from:
Net investment income	(0.47)		(0.51)	(0.51)		(0.26)
Net realized gains	—		—	(0.00	)(c)	—

Total distributions	(0.47)		(0.51)	(0.51)		(0.26)

Net asset value, end of period	$9.78		$9.38	$10.00		$10.10

TOTAL RETURN	9.67%		(1.18)%	4.16%		3.62	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$206,893		$245,035	$282,159		$57,393
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.40%		0.38%	0.42%		0.62	%(e)
Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.35%		0.35%	0.35%		0.35	%(e)
Ratio of net investment
income to average
net assets	5.07%		5.17%	5.12%		5.15	%(e)
Portfolio turnover rate	143	%(f)	92%	137%		92%

68    Prospectus  ■  TIAA-CREF Bond Plus Fund

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ■ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09		9/30/08	9/30/07		9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.39		$10.02	$10.12		$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.45		0.49	0.49		0.25
Net realized and unrealized
gain (loss) on total
investments	0.40		(0.63)	(0.09)		0.10

Total gain (loss) from
investment operations	0.85		(0.14)	0.40		0.35

Less distributions from:
Net investment income	(0.45)		(0.49)	(0.50)		(0.23)
Net realized gains	—		—	(0.00	)(c)	—

Total distributions	(0.45)		(0.49)	(0.50)		(0.23)

Net asset value, end of period	$9.79		$9.39	$10.02		$10.12

TOTAL RETURN	9.39%		(1.49)%	4.01%		3.54	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$58,533		$9,913	$8,830		$2,474
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.65%		0.63%	0.72%		4.86	%(e)
Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.60%		0.61%	0.55%		0.55	%(e)
Ratio of net investment
income to average
net assets	4.80%		4.95%	4.92%		5.03	%(e)
Portfolio turnover rate	143	%(f)	92%	137%		92%

TIAA-CREF Bond Plus Fund  ■  Prospectus    69

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ■ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09		9/30/08	9/30/07		9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.40		$10.02	$10.12		$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.46		0.50	0.50		0.25
Net realized and unrealized
gain (loss) on total
investments	0.40		(0.61)	(0.10)		0.10

Total gain (loss) from
investment operations	0.86		(0.11)	0.40		0.35

Less distributions from:
Net investment income	(0.46)		(0.51)	(0.50)		(0.23)
Net realized gains	—		—	(0.00	)(c)

Total distributions	(0.46)		(0.51)	(0.50)		(0.23)

Net asset value, end of period	$9.80		$9.40	$10.02		$10.12

TOTAL RETURN	9.50%		(1.26)%	4.09%		3.55	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$247,928		$241,183	$264,897		$2,581
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.74%		0.74%	0.77%		3.73	%(e)
Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.49%		0.44%	0.41%		0.50	%(e)
Ratio of net investment
income to average
net assets	4.93%		5.09%	5.07%		5.06	%(e)
Portfolio turnover rate	143	%(f)	92%	137%		92%

70    Prospectus ■ TIAA-CREF Bond Plus Fund

FINANCIAL HIGHLIGHTS	(concluded)

BOND PLUS FUND ■ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(g)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.78

Gain (loss) from investment operations:
Net investment income(b)	0.00	(c)
Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from
investment operations	0.00	(c)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$9.78

TOTAL RETURN	0.00	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	220.91	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.50	%(e)
Ratio of net investment
income to average
net assets	0.00	%(e)
Portfolio turnover rate	143	%(f)

TIAA-CREF Bond Plus Fund  ■  Prospectus    71

FINANCIAL HIGHLIGHTS (NOTES)

BOND PLUS FUND

(a)	The Fund commenced operations on March 31, 2006.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

(d)	The percentages shown for this period are not annualized.

(e)	The percentages shown for this period are annualized.

(f)	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended September 30, 2009 was 108%.

(g)	The Premier Class commenced operations on September 30, 2009.

72    Prospectus  ■  TIAA-CREF Bond Plus Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11959 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF SHORT-TERM
BOND FUND

of the TIAA-CREF Funds

▪	Retail Class
▪	Retirement Class
▪	Premier Class
▪	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Short-Term Bond Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF SHORT-TERM BOND FUND
of the TIAA-CREF Funds

Class Ticker: Retail TCTRX Retirement TISRX Premier TSTPX Institutional TISIX

INVESTMENT OBJECTIVE

          The Fund seeks high current income consistent with preservation of capital.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.26%	0.39%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.76%	0.64%	0.53%	0.38%
Waivers and Expense Reimbursements[3]	0.11%	0.09%	0.08%	0.08%
Net Annual Fund Operating Expenses	0.65%	0.55%	0.45%	0.30%

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	3

Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.65% of average daily net assets for Retail Class shares; (ii) 0.55% of average daily net assets for Retirement Class shares; (iii) 0.45% of average daily net assets for Premier Class shares; and (iv) 0.30% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

           Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$66	$56	$46	$31
3 Years	$232	$196	$162	$114
5 Years	$412	$348	$288	$205
10 Years	$932	$790	$657	$473

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in U.S. Treasury and agency securities and investment-grade corporate bonds with maturities less than 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed

4	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

securities, asset-backed securities, convertible securities and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index when Advisors finds undervalued or overlooked issues that it believes offer the potential for superior returns.

          The Fund generally seeks to maintain an average duration similar to that of its benchmark, the Barclays Capital 1-5 Year U.S. Government/Credit Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2009, the duration of the index was 2.58 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

          The Short-Term Bond Fund also may invest up to 15% of its assets in the securities of foreign issuers.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	5

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 3.13%, for the quarter ended September 30, 2009. Worst quarter: -0.70%, for the quarter ended September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: March 31, 2006)
Return Before Taxes	5.71%	4.65%
Return After Taxes on Distributions	4.41%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares	3.69%	3.06%
Barclays Capital U.S. 1-5 Year Government/Credit Bond Index	4.62%	5.62%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	5.58%	4.57%
Retirement Class (Inception: March 31, 2006)
Return Before Taxes	5.45%	4.42%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

          For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	7

Name:	Elizabeth (Lisa) D. Black, CFA	John M. Cerra	Steven Sterman
Title:	Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2008	since 2003	Since 2009

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

8	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	9

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a

10	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such securities. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	11

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested, resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the

12	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Barclays Capital 1-5 Year U.S. Government/Credit Index

          The Barclays Capital 1-5 Year U.S. Government/Credit Index (formerly known as the Lehman Brothers U.S. Government/Credit (1-5 year) Index) tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	13

expenses charged by the investment company in which it invests. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency swap contracts.

          The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

14	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	15

supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate

	(Billions)	(average daily net assets)

Short-Term Bond Fund*	$0.0—$1.0	0.25%
	Over $1.0 - $2.5	0.24%
	Over $2.5 - $4.0	0.23%
	Over $4.0	0.22%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.25% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

SHORT-TERM BOND FUND
Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates—1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

16	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

John Cerra Managing Director	Fixed-Income Security Selection-Lead Portfolio Manager	Advisors, TIAA and its affiliates—1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

Steven Sterman Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates—1990 to Present (head of fixed-income trading; previously, fixed-income portfolio manager)	1990	1984	2009

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	17

servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

18	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	19

quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund declares dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually.

20	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	21

cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and

22	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	23

the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

Purchasing Shares – Retail Class

How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-

24	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	25

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which

26	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	27

Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or

28	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate or change the amount or frequency of

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	29

redemptions will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional

30	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	31

market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able

32	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	33

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

34	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	35

the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

36	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	37

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

38	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	39

deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

         Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

40	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	41

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in

42	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	43

Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

44	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	45

Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further

46	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	47

receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

           Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

48	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

•	state-sponsored tuition savings plans or prepaid plans,

•	insurance company separate accounts,

•	employer-sponsored employee benefit plans, or

•	accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	49

employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred

50	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

           Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	51

hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer

52	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	53

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible

54	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	55

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct

56	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	57

share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

58	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	59

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature

60	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	61

Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

62	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	63

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

64	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

FINANCIAL HIGHLIGHTS

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07		9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.78	$10.04	$10.04		$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.36	0.45	0.48		0.24
Net realized and unrealized
gain (loss) on total
investments	0.33	(0.26)	(0.00	)(c)	0.04

Total gain (loss) from
investment operations	0.69	0.19	0.48		0.28

Less distributions from:
Net investment income	(0.36)	(0.45)	(0.48)		(0.24)
Net realized gains	—	—	(0.00	)(c)	—

Total distributions	(0.36)	(0.45)	(0.48)		(0.24)

Net asset value, end of period	$10.11	$9.78	$10.04		$10.04

TOTAL RETURN	7.23%	1.88%	4.87%		2.83	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$101,583	$135,936	$163,035		$56,867
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.38%	0.37%	0.40%		0.55	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.29%	0.31%	0.30%		0.30	%(e)
Ratio of net investment
income to average
net assets	3.66%	4.46%	4.76%		4.87	%(e)
Portfolio turnover rate	173%	102%	82%		83%

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07		9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.78	$10.05	$10.06		$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.34	0.42	0.46		0.24
Net realized and unrealized
gain (loss) on total
investments	0.34	(0.26)	(0.00	)(c)	0.03

Total gain (loss) from
investment operations	0.68	0.16	0.46		0.27

Less distributions from:
Net investment income	(0.34)	(0.43)	(0.47)		(0.21)
Net realized gains	—	—	(0.00	)(c)	—

Total distributions	(0.34)	(0.43)	(0.47)		(0.21)

Net asset value, end of period	$10.12	$9.78	$10.05		$10.06

TOTAL RETURN	7.07%	1.56%	4.63%		2.75	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$56,366	$19,752	$12,785		$2,473
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.64%	0.63%	0.67%		4.50	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.54%	0.56%	0.50%		0.50	%(e)
Ratio of net investment
income to average
net assets	3.40%	4.23%	4.58%		4.76	%(e)
Portfolio turnover rate	173%	102%	82%		83%

66	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07		9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.78	$10.05	$10.05		$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.35	0.44	0.47		0.24
Net realized and unrealized
gain (loss) on total
investments	0.34	(0.27)	0.01		0.03

Total gain (loss) from
investment operations	0.69	0.17	0.48		0.27

Less distributions from:
Net investment income	(0.35)	(0.44)	(0.48)		(0.22)
Net realized gains	—	—	(0.00	)(c)	—

Total distributions	(0.35)	(0.44)	(0.48)		(0.22)

Net asset value, end of period	$10.12	$9.78	$10.05		$10.05

TOTAL RETURN	7.19%	1.71%	4.86%		2.75	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$111,912	$104,084	$101,059		$3,331
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.71%	0.67%	0.76%		2.88	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.43%	0.38%	0.34%		0.45	%(e)
Ratio of net investment
income to average
net assets	3.53%	4.40%	4.69%		4.82	%(e)
Portfolio turnover rate	173%	102%	82%		83%

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(concluded)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(f)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$10.11

Gain (loss) from investment operations:
Net investment income(b)	0.00	(c)
Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from
investment operations	0.00	(c)

Less distributions from:
Net investment income	—
Net realized gains	—

Total distributions	—

Net asset value, end of period	$10.11

TOTAL RETURN	0.00	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	220.86	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.45	%(e)
Ratio of net investment
income to average
net assets	0.00	%(e)
Portfolio turnover rate	173%

68	Prospectus ▪ TIAA-CREF Short-Term Bond Fund

FINANCIAL HIGHLIGHTS (NOTES)

SHORT-TERM BOND FUND

(a)	The Fund commenced operations on March 31, 2006.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

(d)	The percentages shown for this period are not annualized.

(e)	The percentages shown for this period are annualized.

(f)	The Premier Class commenced operations on September 30, 2009.

TIAA-CREF Short-Term Bond Fund ▪ Prospectus	69

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund's annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

     By telephone:
          Call 877 518-9161

     In writing:
          TIAA-CREF Funds
          P.O. Box 1259
          Charlotte, NC 28201

     Over the Internet:
          www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

     By telephone:
          Call 877 518-9161

     In writing:
          TIAA-CREF Funds
          P.O. Box 1259
          Charlotte, NC 28201

Important Information about
procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11962 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF HIGH-YIELD FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF High-Yield Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF HIGH-YIELD FUND
of the TIAA-CREF Funds

Class Ticker: Retail TIYRX Retirement TIHRX Premier TIHPX Institutional TIHYX

INVESTMENT OBJECTIVE

          The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%	2.00%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.35%	0.35%	0.35%	0.35%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.25%	0.36%	0.10%	0.10%

Total Annual Fund Operating Expenses	0.85%	0.71%	0.60%	0.45%

Waivers and Expense Reimbursements[3]	0.10%	0.06%	0.05%	0.05%

Net Annual Fund Operating Expenses	0.75%	0.65%	0.55%	0.40%

[1]	The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services,

TIAA-CREF High-Yield Fund ▪ Prospectus	3

Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.75% of average daily net assets for Retail Class shares; (ii) 0.65% of average daily net assets for Retirement Class shares; (iii) 0.55% of average daily net assets for Premier Class shares; and (iv) 0.40% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$77	$66	$56	$41

3 Years	$261	$221	$187	$139

5 Years	$462	$389	$330	$247

10 Years	$1,040	$877	$745	$562

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan

4	Prospectus ▪ TIAA-CREF High-Yield Fund

participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s.

          The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies and securities having limited liquidity.

          The Fund can make foreign investments, but the Fund does not expect them to be over 20% of its assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities are not available, or when Advisors would like to build the Fund’s liquidity.

          Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. Advisors attempts to minimize the risks of investing in lower-rated securities by:

•

Doing its own credit analysis (independent of the rating agencies). The Fund will buy securities of issuers with a balance of operational and financial risks that Advisors believes make it likely that such issuers will be able to meet their financial obligations;

•	Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

•	Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

          Advisors’ judgment of the value of any particular security is a function of its experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

          Advisors may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association of America (“TIAA”). While Advisors believes that such sharing of information provides benefits to the Fund and its shareholders, the Fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it may otherwise do so, in order to comply with the federal securities laws.

TIAA-CREF High-Yield Fund ▪ Prospectus	5

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds”, are typically in weak financial health and such securities can be harder to value and sell and their prices can be more volatile.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 11 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and

6	Prospectus ▪ TIAA-CREF High-Yield Fund

worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF High-Yield Fund ▪ Prospectus	7

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 17.76%, for the quarter ended June 30, 2009. Worst quarter: -12.70%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: March 31, 2006)

Return Before Taxes	41.72%	6.31%

Return After Taxes on Distributions	37.24%	3.30%

Return After Taxes on Distributions and Sale of Fund Shares	26.71%	3.56%

Merrill Lynch BB/B Cash Pay Issuer Constrained Index	45.98%	5.82%

Retail Class (Inception: March 31, 2006)

Return Before Taxes	41.56%	6.25%

Retirement Class (Inception: March 31, 2006)

Return Before Taxes	41.37%	6.03%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

          For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

8	Prospectus ▪ TIAA-CREF High-Yield Fund

          Portfolio Managers. The following person manages the Fund on a day-to-day basis:

Name:	Kevin R. Lorenz, CFA

Title:	Managing Director

Experience on Fund:	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 63 of the prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TIAA-CREF High-Yield Fund ▪ Prospectus	9

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Prospectus ▪ TIAA-CREF High-Yield Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a

TIAA-CREF High-Yield Fund ▪ Prospectus	11

fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested, resulting in a decline in income.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such securities. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

12	Prospectus ▪ TIAA-CREF High-Yield Fund

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds”, are typically in weak financial health and such securities can be harder to value and sell and their prices can be more volatile.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

TIAA-CREF High-Yield Fund ▪ Prospectus	13

          Merrill Lynch BB/B Cash Pay Issuer Constrained Index

          The Bank of America Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Bank of America Merrill Lynch uses a composite of Fitch, Inc., Moody’s and S&P’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency swap contracts.

          The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

14	Prospectus ▪ TIAA-CREF High-Yield Fund

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

TIAA-CREF High-Yield Fund ▪ Prospectus	15

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

16	Prospectus ▪ TIAA-CREF High-Yield Fund

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

High Yield Fund*	$0.0—$1.0	0.35%
	Over $1.0 - $2.5	0.34%
	Over $2.5 - $4.0	0.33%
	Over $4.0	0.32%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.35% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

HIGH-YIELD FUND
Kevin R. Lorenz, CFA Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1987 to Present (Managing Director and former analyst in Private Placements Group (evaluating both investment-grade and high-yield securities)	1987	1987	2006

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing,

TIAA-CREF High-Yield Fund ▪ Prospectus	17

accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an

18	Prospectus ▪ TIAA-CREF High-Yield Fund

ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes

TIAA-CREF High-Yield Fund ▪ Prospectus	19

on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the

20	Prospectus ▪ TIAA-CREF High-Yield Fund

detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund declares dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

TIAA-CREF High-Yield Fund ▪ Prospectus	21

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that

22	Prospectus ▪ TIAA-CREF High-Yield Fund

will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these

TIAA-CREF High-Yield Fund ▪ Prospectus	23

requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

         Eligibility – Retail Class

         Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

24	Prospectus ▪ TIAA-CREF High-Yield Fund

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly

TIAA-CREF High-Yield Fund ▪ Prospectus	25

to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name,

26	Prospectus ▪ TIAA-CREF High-Yield Fund

address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

TIAA-CREF High-Yield Fund ▪ Prospectus	27

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

          Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

28	Prospectus ▪ TIAA-CREF High-Yield Fund

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          Usually, the Fund sends your redemption proceeds (minus any applicable Redemption Fee) to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds (minus any applicable Redemption Fee) to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

TIAA-CREF High-Yield Fund ▪ Prospectus	29

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

30	Prospectus ▪ TIAA-CREF High-Yield Fund

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retail Class

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

TIAA-CREF High-Yield Fund ▪ Prospectus	31

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

32	Prospectus ▪ TIAA-CREF High-Yield Fund

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

         Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

TIAA-CREF High-Yield Fund ▪ Prospectus	33

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web

34	Prospectus ▪ TIAA-CREF High-Yield Fund

Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

         To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

TIAA-CREF High-Yield Fund ▪ Prospectus	35

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

36	Prospectus ▪ TIAA-CREF High-Yield Fund

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay

TIAA-CREF High-Yield Fund ▪ Prospectus	37

payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

38	Prospectus ▪ TIAA-CREF High-Yield Fund

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

TIAA-CREF High-Yield Fund ▪ Prospectus	39

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of

40	Prospectus ▪ TIAA-CREF High-Yield Fund

shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

          Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

TIAA-CREF High-Yield Fund ▪ Prospectus	41

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer-sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

	•	Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

42	Prospectus ▪ TIAA-CREF High-Yield Fund

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in

TIAA-CREF High-Yield Fund ▪ Prospectus	43

your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes.

44	Prospectus ▪ TIAA-CREF High-Yield Fund

Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

TIAA-CREF High-Yield Fund ▪ Prospectus	45

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

46	Prospectus ▪ TIAA-CREF High-Yield Fund

Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

TIAA-CREF High-Yield Fund ▪ Prospectus	47

          Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund,

48	Prospectus ▪ TIAA-CREF High-Yield Fund

at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

TIAA-CREF High-Yield Fund ▪ Prospectus	49

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

         Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

50	Prospectus ▪ TIAA-CREF High-Yield Fund

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

	•	Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

TIAA-CREF High-Yield Fund ▪ Prospectus	51

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a

52	Prospectus ▪ TIAA-CREF High-Yield Fund

reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following

TIAA-CREF High-Yield Fund ▪ Prospectus	53

forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

           To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

54	Prospectus ▪ TIAA-CREF High-Yield Fund

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF High-Yield Fund ▪ Prospectus	55

         In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

         Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

         Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

         Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

         Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

56	Prospectus ▪ TIAA-CREF High-Yield Fund

         Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a

TIAA-CREF High-Yield Fund ▪ Prospectus	57

purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

         Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

         Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

         Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

58	Prospectus ▪ TIAA-CREF High-Yield Fund

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

         Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

         Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners

TIAA-CREF High-Yield Fund ▪ Prospectus	59

exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

60	Prospectus ▪ TIAA-CREF High-Yield Fund

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

TIAA-CREF High-Yield Fund ▪ Prospectus	61

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the

62	Prospectus ▪ TIAA-CREF High-Yield Fund

beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains

TIAA-CREF High-Yield Fund ▪ Prospectus	63

distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

           The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

64	Prospectus ▪ TIAA-CREF High-Yield Fund

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

TIAA-CREF High-Yield Fund ▪ Prospectus	65

REDEMPTION OR EXCHANGE FEE

          The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.

          If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of

66	Prospectus ▪ TIAA-CREF High-Yield Fund

the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF High-Yield Fund ▪ Prospectus	67

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

68	Prospectus ▪ TIAA-CREF High-Yield Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF High-Yield Fund ▪ Prospectus	69

FINANCIAL HIGHLIGHTS

HIGH-YIELD FUND ■ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$8.41	$9.94	$9.92	$10.00

Gain (loss) from investment operations:

Net investment income(b)	0.78	0.76	0.72	0.35

Net realized and unrealized
gain (loss) on total
investments	0.63	(1.52)	0.02	(0.08)

Total gain (loss) from

investment operations	1.41	(0.76)	0.74	0.27

Less distributions from:

Net investment income	(0.78)	(0.76)	(0.72)	(0.35)

Net realized gains	—	(0.01)	—	—

Total distributions	(0.78)	(0.77)	(0.72)	(0.35)

Net asset value, end of period	$9.04	$8.41	$9.94	$9.92

TOTAL RETURN	18.83%	(8.15)%	7.66%	2.82	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$245,983	$228,048	$228,834	$53,478

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.45%	0.43%	0.49%	0.67	%(d)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.40%	0.40%	0.40%	0.40	%(d)

Ratio of net investment
income to average
net assets	10.07%	8.05%	7.30%	7.16	%(d)

Portfolio turnover rate	79%	59%	43%	26%

70	Prospectus ▪ TIAA-CREF High-Yield Fund

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ■ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$8.41	$9.95	$9.92	$10.00

Gain (loss) from investment operations:

Net investment income(b)	0.76	0.74	0.71	0.36

Net realized and unrealized gain (loss) on total investments	0.63	(1.53)	0.03	(0.12)

Total gain (loss) from investment operations	1.39	(0.79)	0.74	0.24

Less distributions from:

Net investment income	(0.76)	(0.74)	(0.71)	(0.32)

Net realized gains	—	(0.01)	—	—

Total distributions	(0.76)	(0.75)	(0.71)	(0.32)

Net asset value, end of period	$9.04	$8.41	$9.95	$9.92

TOTAL RETURN	18.54%	(8.45)%	7.61%	2.51	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$125,322	$28,694	$15,869	$6,620

Ratio of expenses to average net assets before expense waiver and reimbursement	0.71%	0.69%	0.73%	5.28	%(d)

Ratio of expenses to average net assets after expense waiver and reimbursement	0.65%	0.65%	0.60%	0.60	%(d)

Ratio of net investment income to average net assets	9.38%	7.91%	7.10%	7.19	%(d)

Portfolio turnover rate	79%	59%	43%	26%

TIAA-CREF High-Yield Fund ▪ Prospectus	71

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ■ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$8.44	$9.98	$9.94	$10.00

Gain (loss) from investment operations:

Net investment income(b)	0.77	0.75	0.72	0.35

Net realized and unrealized gain (loss) on total investments	0.64	(1.53)	0.03	(0.09)

Total gain (loss) from investment operations	1.41	(0.78)	0.75	0.26

Less distributions from:

Net investment income	(0.77)	(0.75)	(0.71)	(0.32)

Net realized gains	—	(0.01)	—	—

Total distributions	(0.77)	(0.76)	(0.71)	(0.32)

Net asset value, end of period	$9.08	$8.44	$9.98	$9.94

TOTAL RETURN	18.78%	(8.28)%	7.76%	2.72	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$126,323	$101,026	$143,329	$2,819

Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.71%	0.76%	3.56	%(d)

Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.48%	0.47%	0.55	%(d)

Ratio of net investment income to average net assets	9.86%	7.94%	7.25%	7.13	%(d)

Portfolio turnover rate	79%	59%	43%	26%

72	Prospectus ▪ TIAA-CREF High-Yield Fund

FINANCIAL HIGHLIGHTS	(concluded)

HIGH-YIELD FUND ■ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(e)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.04

Gain (loss) from investment operations:

Net investment income(b)	0.00	(f)

Net realized and unrealized gain (loss) on total investments	—

Total gain (loss) from investment operations	0.00	(f)

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—

Net asset value, end of period	$9.04

TOTAL RETURN	0.00	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)	$250

Ratio of expenses to average net assets before expense waiver and reimbursement	220.96	%(d)

Ratio of expenses to average net assets after expense waiver and reimbursement	0.55	%(d)

Ratio of net investment income to average net assets	0.00	%(d)

Portfolio turnover rate	79%

TIAA-CREF High-Yield Fund ▪ Prospectus	73

FINANCIAL HIGHLIGHTS (NOTES)

HIGH-YIELD FUND

(a)	The Fund commenced operations on March 31, 2006.

(b)	Based on average shares outstanding.

(c)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

(e)	The Premier Class commenced operations on September 30, 2009.

(f)	Amount represents less than $0.01 per share.

74	Prospectus ▪ TIAA-CREF High-Yield Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Important Information about
procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11958 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF TAX-EXEMPT
BOND FUND

of the TIAA-CREF Funds

▪ Retail Class

▪ Institutional Class

This Prospectus describes the Retail and Institutional Class shares offered by the TIAA-CREF Tax-Exempt Bond Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF TAX-EXEMPT BOND FUND
of the TIAA-CREF Funds

Class Ticker: Retail TIXRX Institutional TITIX

INVESTMENT OBJECTIVE

          The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail	Institutional
	Class	Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%
Maximum Deferred Sales Charge	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%
Redemption or Exchange Fee	0%	0%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Institutional Class

Management Fees	0.30%	0.30%
Distribution (Rule 12b-1) Fees[1]	0.25%	—
Other Expenses	0.20%	0.12%
Total Annual Fund Operating Expenses	0.75%	0.42%
Waivers and Expense Reimbursements[2]	0.05%	0.07%
Net Annual Fund Operating Expenses	0.70%	0.35%

[1]

The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail Class shares at the annual rate of 0.25% of average daily net assets

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	3

attributable to Retail Class shares. Although historically reimbursements under this Plan have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.70% of average daily net assets for Retail Class shares; and (ii) 0.35% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Institutional Class

1 Year	$72	$36
3 Years	$235	$128
5 Years	$412	$228
10 Years	$926	$523

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in tax-exempt bonds, a type of municipal security, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt from federal income tax, including federal alternative minimum tax (“AMT”). The Fund may also invest in other municipal securities including bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions

4	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers at the time of issuance, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from AMT). Some of these securities may also be exempt from certain state and local income taxes.

          Municipal securities are often issued to raise funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works.

          The Fund may invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to finance private, for-profit organizations. The interest on these securities (including the Fund’s distribution of that interest) may be a preference item for purposes of the AMT. The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

          The Fund can also invest in other municipal securities, including certificates of participation, municipal leases, municipal obligation components and municipal custody receipts. In addition, the Fund can invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The Fund’s investments in these securities are subject to prepayment and extension risk. All of the Fund’s assets are dollar-denominated securities.

          The Fund may invest up to 20% of its assets in securities rated below investment-grade, or unrated securities of comparable quality, which are usually called “junk” bonds. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

          The Fund pursues superior returns using historical yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. The Fund usually sells investments that Advisors believes to be overvalued on a relative basis. The Fund generally seeks to maintain an average duration in the Fund equal to that of its benchmark, the Barclays Capital 10-Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	5

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•	Illiquid Securities Risk—The risk that illiquid securities may be difficult to sell for their fair market value.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns

6	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

for the Retail Class of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 6.48%, for the quarter ended September 30, 2009. Worst quarter: -2.00%, for the quarter ended September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception

Institutional Class (Inception: March 31, 2006)
Return Before Taxes	11.76%	4.74%
Return After Taxes on Distributions	11.73%	4.72%
Return After Taxes on Distributions and Sale of Fund Shares	9.08%	4.58%
Barclays Capital 10-Year Municipal Bond Index	9.85%	5.42%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	11.62%	4.65%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	7

are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

          For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following person manages the Fund on a day-to-day basis:

Name:	Peter Scola
Title:	Managing Director
Experience on Fund:	since 2006

PURCHASE AND SALE OF FUND SHARES

          Purchasing Shares. For information on how to purchase shares of the Fund, please see page 22 of the prospectus. To purchase shares through a financial intermediary or plan sponsor, contact the intermediary or plan sponsor.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 42 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be tax-exempt income, taxable ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

8	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	9

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. The 80% policy can only be changed by a vote of shareholders.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a

10	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such securities. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

•	Illiquid Securities Risk—The risk that illiquid securities may be difficult to sell for their fair market value.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	11

security is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested, resulting in a decline in income.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Barclays Capital 10-Year Municipal Bond Index

          This is the benchmark for the Fund. The Barclays Capital 10-Year Municipal Bond Index (formerly known as the Lehman Brothers 10-Year Municipal Bond Index) is a weighted index that tracks the performance of tax-exempt bonds which have maturities between eight and 12 years with an average life of 10 years. Bonds in the index must have a minimum credit rating of Baa3/BBB– or higher, an outstanding par value of at least $7 million, and be issued as part of a transaction of at least $75 million. These requirements may skew performance of the index because the return of a larger security typically has a greater effect on the return of the index than that of a smaller security.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

12	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency swap contracts.

          The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized capital gains. This is because these gains, if not offset by activity in the Fund, must be distributed to shareholders as taxable capital gains. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	13

activity that may increase the Fund’s portfolio turnover rates and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The

14	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Tax-Exempt Bond Fund*	$0.0—$1.0	0.30%
	Over $1.0 - $2.5	0.29%
	Over $2.5 - $4.0	0.28%
	Over $4.0	0.27%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.30% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

TAX-EXEMPT BOND FUND

Peter Scola Managing Director	Fixed-Income Security Selection- Research	Advisors, TIAA and its affiliates—1998 to Present (fixed-income credit research and portfolio management)	1998	1967	2006

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	15

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Retail Class shares to pay such other intermediaries for expenses incurred in the sale, promotion and servicing of Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

16	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	17

NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund declares dividends as of each business day of the calendar year (to the extent

18	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually.

          Institutional and Retail Class shareholdersmay elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. The Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that are exempt from regular federal income tax. Distributions derived from net long-term capital gains of the Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	19

foreign exchange gains will be taxable to shareholders as ordinary income. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on taxable distributions each year. Your taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, taxable distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          Every January, a statement showing the tax-exempt distributions and taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

20	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state,

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	21

local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200.

22	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Once submitted, your transaction cannot be modified or canceled.

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	23

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase

24	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	25

shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of

26	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	27

reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums

28	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Exchanging:

•	Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	29

shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

30	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

TIAA-CREF Tax-Exempt Bond Fund ▪ Prospectus	31

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

32	Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	33

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future

34	Prospectus ■ TIAA-CREF Tax-Exempt Bond Fund

purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	35

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the

36	Prospectus ■ TIAA-CREF Tax-Exempt Bond Fund

lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares.

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	37

The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

           Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class

38	Prospectus ■ TIAA-CREF Tax-Exempt Bond Fund

or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	39

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

40	Prospectus ■ TIAA-CREF Tax-Exempt Bond Fund

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	41

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

42	Prospectus ■ TIAA-CREF Tax-Exempt Bond Fund

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	43

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

44	Prospectus ■ TIAA-CREF Tax-Exempt Bond Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	45

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

46	Prospectus ■ TIAA-CREF Tax-Exempt Bond Fund

FINANCIAL HIGHLIGHTS

TAX-EXEMPT BOND FUND   ■  FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.69	$10.13	$10.19	$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.38	0.36	0.38	0.19
Net realized and unrealized
gain (loss) on total
investments	0.82	(0.44)	(0.06)	0.19

Total gain (loss) from
investment operations	1.20	(0.08)	0.32	0.38

Less distributions from:
Net investment income	(0.38)	(0.36)	(0.38)	(0.19)
Net realized gains	0.00 (c)	0.00 (c)	—	—

Total distributions	(0.38)	(0.36)	(0.38)	(0.19)

Net asset value, end of period	$10.51	$9.69	$10.13	$10.19

TOTAL RETURN	12.70%	(0.87)%	3.21%	3.85	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$23,263	$66,144	$75,790	$51,414
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.42%	0.41%	0.46%	0.63	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.35%	0.36%	0.35%	0.35	%(e)
Ratio of net investment
income to average
net assets	3.83%	3.51%	3.76%	3.79	%(e)
Portfolio turnover rate	28%	50%	48%	73%

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	47

FINANCIAL HIGHLIGHTS	(concluded)

TAX-EXEMPT BOND FUND  ■ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$9.70	$10.14	$10.20	$10.00

Gain (loss) from investment operations:
Net investment income(b)	0.36	0.35	0.38	0.19
Net realized and unrealized
gain (loss) on total
investments	0.83	(0.44)	(0.06)	0.18

Total gain (loss) from
investment operations	1.19	(0.09)	0.32	0.37

Less distributions from:
Net investment income	(0.37)	(0.35)	(0.38)	(0.17)
Net realized gains	0.00 (c)	0.00 (c)	—	—

Total distributions	(0.37)	(0.35)	(0.38)	(0.17)

Net asset value, end of period	$10.52	$9.70	$10.14	$10.20

TOTAL RETURN	12.55%	(0.90)%	3.16%	3.77	%(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$236,065	$179,559	$179,606	$4,302
Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.70%	0.65%	0.72%	2.93	%(e)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.47%	0.39%	0.39%	0.50	%(e)
Ratio of net investment
income to average
net assets	3.67%	3.49%	3.76%	3.77	%(e)
Portfolio turnover rate	28%	50%	48%	73%

48	Prospectus ■ TIAA-CREF Tax-Exempt Bond Fund

FINANCIAL HIGHLIGHTS (NOTES)

TAX-EXEMPT BOND FUND

(a)	The Fund commenced operations on March 31, 2006.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01 per share.
(d)	The percentages shown for this period are not annualized.
(e)	The percentages shown for this period are annualized.

TIAA-CREF Tax-Exempt Bond Fund ■ Prospectus	49

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11963 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF INFLATION-LINKED
BOND FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Inflation-Linked Bond Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF INFLATION-LINKED BOND FUND

of the TIAA-CREF Funds

Class Ticker: Retail TCILX Retirement TIKRX Premier TIKPX Institutional TIILX

INVESTMENT OBJECTIVE

          The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.30%	0.30%	0.30%	0.30%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.20%	0.34%	0.09%	0.09%

Total Annual Fund Operating Expenses	0.75%	0.64%	0.54%	0.39%

Waivers and Expense Reimbursements[3]	0.05%	0.04%	0.04%	0.04%

Net Annual Fund Operating Expenses	0.70%	0.60%	0.50%	0.35%

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	3

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.70% of average daily net assets for Retail Class shares; (ii) 0.60% of average daily net assets for Retirement Class shares; (iii) 0.50% of average daily net assets for Premier Class shares; and (iv) 0.35% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$72	$61	$51	$36

3 Years	$235	$201	$169	$121

5 Years	$412	$353	$298	$215

10 Years	$926	$795	$673	$489

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

4	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in fixed-income securities whose principal value increases or decreases based on changes in the Consumer Price Index for All Urban Consumers (“CPI-U”), over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the CPI-U. Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

          The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its assets.

          The Fund is managed to maintain a duration that is similar to its benchmark index, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L). Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2009, the duration of the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) was 4.92 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

          The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its assets are invested in fixed-income securities rated below investment-grade.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	5

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 5.32%, for the quarter ended March 31, 2008. Worst quarter: -3.46%, for the quarter ended September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)

Return Before Taxes	9.54%	4.29%	5.35%

Return After Taxes on Distributions	9.28%	2.79%	3.82%

Return After Taxes on Distributions and Sale of Fund Shares	6.20%	2.80%	3.72%

Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	11.41%	4.63%	5.65%

Retail Class (Inception: October 1, 2002)

Return Before Taxes	9.49%	4.18%	5.22%

Retirement Class (Class Inception: March 31, 2006)

Return Before Taxes	9.28%	4.15%*	5.25%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Retirement Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retirement Class. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

          For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	7

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following person manages the Fund on a day-to-day basis:

Name:	John M. Cerra

Title:	Managing Director

Experience on Fund:	since 2008

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan–level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 60 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

8	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	9

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a

10	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Active Management Risk—The risk that the performance of funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of active management, such funds could underperform other mutual funds with similar investment objectives.

•

Special Risks Relating to Inflation-Indexed Bonds—The risk that market values of inflation-index bonds held by the Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed bonds fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those bonds could be adversely affected.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

         Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)

           The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (formerly known as the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	11

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency swap contracts.

          The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses

12	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	13

Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Inflation-Linked Bond Fund*	$0.0—$1.0	0.30%
	Over $1.0 - $2.5	0.29%
	Over $2.5 - $4.0	0.28%
	Over $4.0	0.27%

*	For the fiscal year ended September 30, 2009, the effective annual fee rate was 0.30% for the Fund.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the

14	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

INFLATION-LINKED BOND FUND
John Cerra Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates–1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2008

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	15

receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an

16	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	17

or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to

18	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

pay dividends on a quarterly basis. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	19

dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

20	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Special Considerations for Inflation-Linked Bond Fund Shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	21

your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

22	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	23

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

24	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

         Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	25

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or

26	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	27

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

28	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	29

and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

30	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

         Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

         Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	31

terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record.

          The Fund will not accept a P.O. Box as the address of record. There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum

32	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	33

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can

34	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	35

Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

36	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	37

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

38	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer –sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

	•	Trust companies that are not sponsored by an affiliate of Advisors;

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	39

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

           Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting

40	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	41

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

42	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	43

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

          Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of

44	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	45

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

46	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	47

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and

48	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

(2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	49

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such

50	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	51

c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

52	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	53

         Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

         Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

54	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	55

meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all

56	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	57

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•	Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of

58	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	59

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic

60	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	61

there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

62	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	63

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

64	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

FINANCIAL HIGHLIGHTS

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$10.07	$10.12	$10.08	$10.69	$10.75

Gain (loss) from investment operations:

Net investment income(a)	(0.02)	0.71	0.41	0.56	0.43

Net realized and unrealized
gain (loss) on total
investments	0.48	(0.07)	0.03	(0.39)	0.12

Total gain (loss) from
investment operations	0.46	0.64	0.44	0.17	0.55

Less distributions from:

Net investment income	0.00 (b)	(0.69)	(0.40)	(0.57)	(0.46)

Net realized gains	—	—	—	(0.21)	(0.15)

Total distributions	0.00 (b)	(0.69)	(0.40)	(0.78)	(0.61)

Net asset value, end of period	$10.53	$10.07	$10.12	$10.08	$10.69

TOTAL RETURN	4.57%	6.20%	4.51%	1.70%	5.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$524,468	$440,993	$438,862	$363,157	$325,636

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.39%	0.34%	0.36%	0.28%	0.14%

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.35%	0.34%	0.35%	0.28%	0.14%

Ratio of net investment
income to average
net assets	(0.18)%	6.67%	4.07%	5.46%	3.97%

Portfolio turnover rate	17%	16%	26%	83%	239%

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06(c)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$10.18	$10.23	$10.19	$10.00

Gain (loss) from investment operations:

Net investment income(a)	(0.02)	0.82	0.45	0.31

Net realized and unrealized
gain (loss) on total
investments	0.46	(0.20)	(0.02)	0.09

Total gain (loss) from
investment operations	0.44	0.62	0.43	0.40

Less distributions from:

Net investment income	0.00 (b)	(0.67)	(0.39)	(0.21)

Net realized gains	—	—	—	—

Total distributions	0.00 (b)	(0.67)	(0.39)	(0.21)

Net asset value, end of period	$10.62	$10.18	$10.23	$10.19

TOTAL RETURN	4.33%	5.95%	4.29%	4.04	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$112,192	$88,127	$17,840	$5,661

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.64%	0.59%	0.61%	2.44	%(e)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.60%	0.59%	0.55%	0.55	%(e)

Ratio of net investment
income to average
net assets	(0.20)%	7.57%	4.47%	6.08	%(e)

Portfolio turnover rate	17%	16%	26%	83%

66	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class
	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$9.90	$9.96	$9.93	$10.54	$10.63

Gain (loss) from investment operations:

Net investment income(a)	(0.06)	0.77	0.38	0.54	0.43

Net realized and unrealized
gain (loss) on total
investments	0.50	(0.15)	0.04	(0.39)	0.11

Total gain (loss) from
investment operations	0.44	0.62	0.42	0.15	0.54

Less distributions from:

Net investment income	0.00 (b)	(0.68)	(0.39)	(0.55)	(0.48)

Net realized gains	—	—	—	(0.21)	(0.15)

Total distributions	0.00 (b)	(0.68)	(0.39)	(0.76)	(0.63)

Net asset value, end of period	$10.34	$9.90	$9.96	$9.93	$10.54

TOTAL RETURN	4.45%	6.11%	4.35%	1.53%	5.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$127,272	$131,575	$56,824	$59,388	$70,277

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.66%	0.58%	0.63%	0.47%	0.30%

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.49%	0.44%	0.48%	0.43%	0.30%

Ratio of net investment
income to average
net assets	(0.59)%	7.28%	3.85%	5.32%	4.04%

Portfolio turnover rate	17%	16%	26%	83%	239%

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS	(concluded)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class
	9/30/09(f)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$10.53

Gain (loss) from investment operations:

Net investment income(a)	0.00	(b)

Net realized and unrealized
gain (loss) on total
investments	—
Total gain (loss) from investment operations	0.00	(b)

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—
Net asset value, end of period	$10.53

TOTAL RETURN	0.00	%(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$250

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	220.91	%(e)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.50	%(e)

Ratio of net investment
income to average
net assets	0.00	%(e)

Portfolio turnover rate	17%

68	Prospectus ▪ TIAA-CREF Inflation-Linked Bond Fund

FINANCIAL HIGHLIGHTS (NOTES)

INFLATION-LINKED BOND FUND

(a)	Based on average shares outstanding.

(b)	Amount represents less than $0.01 per share.

(c)	The Retirement Class commenced operations on March 31, 2006.

(d)	The percentages shown for this period are not annualized.

(e)	The percentages shown for this period are annualized.

(f)	The Premier Class commenced operations on September 30, 2009.

TIAA-CREF Inflation-Linked Bond Fund ▪ Prospectus	69

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds P.O. Box 1259 Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11961 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF BOND INDEX FUND

of the TIAA-CREF Funds

■	Retail Class
■	Retirement Class
■	Premier Class
■	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Bond Index Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF BOND INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retail TBILX Retirement TBIRX Premier TBIPX Institutional TBIIX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.23%	0.38%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.58%	0.48%	0.38%	0.23%
Waivers and Expense Reimbursements[3]	0.10%	0.10%	0.10%	0.10%
Net Annual Fund Operating Expenses	0.48%	0.38%	0.28%	0.13%

[1]	The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that compensates the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing

TIAA-CREF Bond Index Fund ▪ Prospectus	3

distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed: (i) 0.48% of average daily net assets for Retail Class shares; (ii) 0.38% of average daily net assets for Retirement Class shares; (iii) 0.28% of average daily net assets for Premier Class shares; and (iv) 0.13% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$49	$39	$29	$13
3 Years	$176	$144	$112	$64
5 Years	$314	$259	$203	$119
10 Years	$716	$594	$471	$283

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 279% (non-annualized) of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in bonds within its benchmark and portfolio tracking index, the Barclays Capital U.S. Aggregate Bond Index (the “Index”). The Fund uses a sampling technique to create a portfolio that closely matches the overall investment characteristics of the Index (for, example, duration, sector diversification and credit quality) without investing in all of the securities in its index. At times the Fund may

4	Prospectus ▪ TIAA-CREF Bond Index Fund

purchase securities not held in the Index, but which Advisors, believes have similar investment characteristics to securities held in its index. Generally, the Fund intends to invest in a wide spectrum of public, investment-grade, taxable debt securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed, commercial mortgage-backed and asset-backed securities. The Fund’s investments in mortgage-backed securities may include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations, to the extent that such instruments are held by the Index. The Fund generally will invest in foreign securities only to the extent they are held in the Index.

          The securities purchased by the Fund will mainly be high-quality instruments rated in the top four credit categories by Moody’s or S&P or deemed to be of the same quality by Advisors using its own credit quality analysis. The Fund may continue to hold instruments that were rated as high-quality when purchased, but which subsequently are downgraded to below-investment-grade status.

          Because the return of the Index is not reduced by investment and other operating expenses, the Fund’s ability to match the Index is negatively affected by the costs of buying and selling securities, as well as other expenses. The use of this index by the Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Bond Index Fund ▪ Prospectus	5

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Elizabeth (Lisa) D. Black, CFA	Steven Sterman, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

6	Prospectus ▪ TIAA-CREF Bond Index Fund

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 60 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Bond Index Fund ▪ Prospectus	7

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and

8	Prospectus ▪ TIAA-CREF Bond Index Fund

interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested, resulting in a decline in income.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such securities. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates,

TIAA-CREF Bond Index Fund ▪ Prospectus	9

resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

10	Prospectus ▪ TIAA-CREF Bond Index Fund

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income securities that are discussed in the “Summary Information” section above, which risks may include some of the risks previously identified for fixed-income securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

         Barclays Capital U.S. Aggregate Bond Index

          The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 8,413 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million, and the securities must be rated investment-grade by two Nationally Recognized Statistical Rating Organizations (“NRSROs”).

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities

TIAA-CREF Bond Index Fund ▪ Prospectus	11

or instruments. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as ETFs. The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency swap contracts.

          The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights. The Fund is not generally

12	Prospectus ▪ TIAA-CREF Bond Index Fund

managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to

TIAA-CREF Bond Index Fund ▪ Prospectus	13

compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Bond Index Fund	All Assets	0.10%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience
			(since dates
			specified below)

	Portfolio Role/
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

BOND INDEX FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates–1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2009

14	Prospectus ▪ TIAA-CREF Bond Index Fund

			Total Experience
			(since dates
			specified below)

	Portfolio Role/
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Steven Sterman Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates–1990 to Present (head of fixed-income trading; previously, fixed-income portfolio manager)	1990	1984	2009

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may

TIAA-CREF Bond Index Fund ▪ Prospectus	15

include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

16	Prospectus ▪ TIAA-CREF Bond Index Fund

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security

TIAA-CREF Bond Index Fund ▪ Prospectus	17

basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund declares dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in

18	Prospectus ▪ TIAA-CREF Bond Index Fund

additional same class shares of the particular Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

TIAA-CREF Bond Index Fund ▪ Prospectus	19

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25

20	Prospectus ▪ TIAA-CREF Bond Index Fund

dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

TIAA-CREF Bond Index Fund ▪ Prospectus	21

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

         Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

         Purchasing Shares – Retail Class

         How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

22	Prospectus ▪ TIAA-CREF Bond Index Fund

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

TIAA-CREF Bond Index Fund ▪ Prospectus	23

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which

24	Prospectus ▪ TIAA-CREF Bond Index Fund

you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

         Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the

TIAA-CREF Bond Index Fund ▪ Prospectus	25

Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

         Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or

26	Prospectus ▪ TIAA-CREF Bond Index Fund

automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of

TIAA-CREF Bond Index Fund ▪ Prospectus	27

redemptions will become effective within 5 days after the Fund receives your instructions.

          Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional

28	Prospectus ▪ TIAA-CREF Bond Index Fund

IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

         Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the

TIAA-CREF Bond Index Fund ▪ Prospectus	29

market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

         Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

          Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able

30	Prospectus ▪ TIAA-CREF Bond Index Fund

to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

TIAA-CREF Bond Index Fund ▪ Prospectus	31

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

         To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

32	Prospectus ▪ TIAA-CREF Bond Index Fund

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves

TIAA-CREF Bond Index Fund ▪ Prospectus	33

the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

          Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

34	Prospectus ▪ TIAA-CREF Bond Index Fund

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

TIAA-CREF Bond Index Fund ▪ Prospectus	35

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

          Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

36	Prospectus ▪ TIAA-CREF Bond Index Fund

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

TIAA-CREF Bond Index Fund ▪ Prospectus	37

deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

         Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

38	Prospectus ▪ TIAA-CREF Bond Index Fund

Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $5 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

TIAA-CREF Bond Index Fund ▪ Prospectus	39

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in

40	Prospectus ▪ TIAA-CREF Bond Index Fund

your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes.

TIAA-CREF Bond Index Fund ▪ Prospectus	41

Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

42	Prospectus ▪ TIAA-CREF Bond Index Fund

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

TIAA-CREF Bond Index Fund ▪ Prospectus	43

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further

44	Prospectus ▪ TIAA-CREF Bond Index Fund

information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor

TIAA-CREF Bond Index Fund ▪ Prospectus	45

receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

46	Prospectus ▪ TIAA-CREF Bond Index Fund

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

         Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

         Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

	•	accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain

TIAA-CREF Bond Index Fund ▪ Prospectus	47

employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

          Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred

48	Prospectus ▪ TIAA-CREF Bond Index Fund

compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $10 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

           Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they

TIAA-CREF Bond Index Fund ▪ Prospectus	49

hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer

50	Prospectus ▪ TIAA-CREF Bond Index Fund

any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

TIAA-CREF Bond Index Fund ▪ Prospectus	51

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible

52	Prospectus ▪ TIAA-CREF Bond Index Fund

Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

         Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

         Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

         Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

         Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

TIAA-CREF Bond Index Fund ▪ Prospectus	53

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

         Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

         Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct

54	Prospectus ▪ TIAA-CREF Bond Index Fund

Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

         Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of

TIAA-CREF Bond Index Fund ▪ Prospectus	55

share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

         Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

         Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

56	Prospectus ▪ TIAA-CREF Bond Index Fund

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

TIAA-CREF Bond Index Fund ▪ Prospectus	57

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature

58	Prospectus ▪ TIAA-CREF Bond Index Fund

Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate

TIAA-CREF Bond Index Fund ▪ Prospectus	59

Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or

60	Prospectus ▪ TIAA-CREF Bond Index Fund

amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Bond Index Fund ▪ Prospectus	61

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

62	Prospectus ▪ TIAA-CREF Bond Index Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Bond Index Fund ▪ Prospectus	63

FINANCIAL HIGHLIGHTS

BOND INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$10.00

Gain (loss) from investment operations:

Net investment income(b)	0.01

Net realized and unrealized
gain (loss) on total
investments	0.04

Total gain (loss) from
investment operations	0.05

Less distributions from:

Net investment income	(0.01)

Net realized gains	—

Total distributions	(0.01)

Net asset value, end of period	$10.04

TOTAL RETURN	0.48	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$99,497

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	3.37	%(d)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.12	%(d)

Ratio of net investment
income to average
net assets	1.65	%(d)

Portfolio turnover rate	279%

64	Prospectus ▪ TIAA-CREF Bond Index Fund

FINANCIAL HIGHLIGHTS	(continued)

BOND INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$10.00

Gain (loss) from investment operations:

Net investment income(b)	0.01

Net realized and unrealized
gain (loss) on total
investments	0.04

Total gain (loss) from
investment operations	0.05

Less distributions from:

Net investment income	(0.01)

Net realized gains	—

Total distributions	(0.01)

Net asset value, end of period	$10.04

TOTAL RETURN	0.48	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$1,005

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	6.81	%(d)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.36	%(d)

Ratio of net investment
income to average
net assets	1.41	%(d)

Portfolio turnover rate	279%

TIAA-CREF Bond Index Fund ▪ Prospectus	65

FINANCIAL HIGHLIGHTS	(continued)

BOND INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09(a)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.00

Gain (loss) from investment operations:

Net investment income(b)	0.01

Net realized and unrealized
gain (loss) on total
investments	0.04

Total gain (loss) from
investment operations	0.05

Less distributions from:

Net investment income	(0.01)

Net realized gains	—

Total distributions	(0.01)

Net asset value, end of period	$10.04

TOTAL RETURN	0.46	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$1,005

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	6.81	%(d)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.45	%(d)

Ratio of net investment
income to average
net assets	1.32	%(d)

Portfolio turnover rate	279%

66	Prospectus ▪ TIAA-CREF Bond Index Fund

FINANCIAL HIGHLIGHTS	(concluded)

BOND INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(a)(e)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.04

Gain (loss) from investment operations:

Net investment income(b)	—

Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from investment operations	—

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—

Net asset value, end of period	$10.04

TOTAL RETURN	0.00	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$1,000

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	55.37	%(d)

Ratio of expenses to average
net assets after expense
waiver and reimbursement	0.28	%(d)

Ratio of net investment
income to average
net assets	0.00	%(d)

Portfolio turnover rate	279%

TIAA-CREF Bond Index Fund ▪ Prospectus	67

FINANCIAL HIGHLIGHTS (NOTES)

BOND INDEX FUND

(a)	The Fund commenced operations on September 14, 2009.

(b)	Based on average shares outstanding.

(c)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

(e)	The Premier Class commenced operations on September 30, 2009.

68	Prospectus ▪ TIAA-CREF Bond Index Fund

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail

1940 Act File No. 811-9301

address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

A11964 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF MONEY MARKET FUND

of the TIAA-CREF Funds

▪	Retail Class

▪	Retirement Class

▪	Premier Class

▪	Institutional Class

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Money Market Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF MONEY MARKET FUND

of the TIAA-CREF Funds

Class Ticker: Retail TIRXX Retirement TIEXX Premier TPPXX Institutional TCIXX

INVESTMENT OBJECTIVE

          The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.10%	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—

Other Expenses[2]	0.24%	0.37%	0.12%	0.12%

Total Annual Fund Operating Expenses	0.59%	0.47%	0.37%	0.22%

Waivers and Expense Reimbursements[3]	0.09%	0.07%	0.07%	0.07%

Net Annual Fund Operating Expenses	0.50%	0.40%	0.30%	0.15%

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier

TIAA-CREF Money Market Fund ▪ Prospectus	3

Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.50% of average daily net assets for Retail Class shares; (ii) 0.40% of average daily net assets for Retirement Class shares; (iii) 0.30% of average daily net assets for Premier Class shares; and (iv) 0.15% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail	Retirement	Premier	Institutional
	Class	Class	Class	Class

1 Year	$51	$41	$31	$15
3 Years	$180	$144	$112	$64
5 Years	$320	$256	$201	$117
10 Years	$729	$585	$461	$273

PRINCIPAL INVESTMENT STRATEGIES

          The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share.

          The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

4	Prospectus ▪ TIAA-CREF Money Market Fund

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

(9)	Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

          The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

          The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates.

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

TIAA-CREF Money Market Fund ▪ Prospectus	5

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

          Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Money Market Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 1.64%, for the quarter ended September 30, 2000. Worst quarter: 0.04%, for the quarter ended December 31, 2009.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years		Ten Years

Institutional Class (Inception: July 1, 1999)
Return Before Taxes	0.51%	3.35%		3.13%
iMoneyNet Money Fund Report Average™—All Taxable	0.17%	2.80%		2.61%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	0.37%	3.28	%*	3.09	%*
Retirement Class (Inception: March 31, 2006)
Return Before Taxes	0.28%	3.17	%*	3.04	%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Retail and Retirement Classes that is prior to their inception dates is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail and Retirement Classes. If those expenses had been reflected, the performance would have been lower.

          For the Fund’s most current 7-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following person manages the Fund on a day-to-day basis:

Name:	Michael Ferraro, CFA
Title:	Director
Experience on Fund:	since 1999

TIAA-CREF Money Market Fund ▪ Prospectus	7

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

8	Prospectus ▪ TIAA-CREF Money Market Fund

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its interest in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates.

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby

TIAA-CREF Money Market Fund ▪ Prospectus	9

depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages.

10	Prospectus ▪ TIAA-CREF Money Market Fund

Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in the Fund’s investments that are discussed in the” Summary Information” section above, which risks may include some of the risks previously identified for equity, fixed-income and other securities.

          Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund, like other mutual funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          iMoney Net Money Fund Report Average™ - All Taxable

          This is the benchmark for the Fund. The iMoney Net Money Fund Report Average™ – All Taxable, which is a simple average of over 1,000 taxable mutual funds, covers all major taxable money market mutual fund yields published weekly for 7- and 30-day simple and compound (assumes reinvested dividends) yields.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. The Money Market Fund cannot assure you that it will be able to maintain a stable net asset value of $1.00 per share.

          Please see the Statement of Additional Information (“SAI”) for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

TIAA-CREF Money Market Fund ▪ Prospectus	11

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also

12	Prospectus ▪ TIAA-CREF Money Market Fund

supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by shareholders of the Funds (the “Management Agreement”). The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Money Market Fund	All Assets	0.10%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

MONEY MARKET FUND
Michael F. Ferraro, CFA Director	Fixed-Income Security Selection- Trader/Research	Advisors, TIAA and its affiliates—1998 to Present (fixed-income credit research and portfolio management)	1998	1974	1999

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Fund.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing,

TIAA-CREF Money Market Fund ▪ Prospectus	13

accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an

14	Prospectus ▪ TIAA-CREF Money Market Fund

ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.

          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Fund pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes

TIAA-CREF Money Market Fund ▪ Prospectus	15

on the NYSE (generally, 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. The Fund’s NAV is computed by calculating the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class by the number of outstanding shares of that class.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          To calculate the Fund’s NAV per share, the Fund’s portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund declares dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pays dividends monthly. The Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

16	Prospectus ▪ TIAA-CREF Money Market Fund

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

TIAA-CREF Money Market Fund ▪ Prospectus	17

          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce such Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

18	Prospectus ▪ TIAA-CREF Money Market Fund

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

TIAA-CREF Money Market Fund ▪ Prospectus	19

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•	Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will

20	Prospectus ▪ TIAA-CREF Money Market Fund

not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

TIAA-CREF Money Market Fund ▪ Prospectus	21

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

22	Prospectus ▪ TIAA-CREF Money Market Fund

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security

TIAA-CREF Money Market Fund ▪ Prospectus	23

procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

          Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

24	Prospectus ▪ TIAA-CREF Money Market Fund

You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

          By Check: If you’ve elected the Money Market Fund’s check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request. Checks are issued 10 days after the check writing privilege has been added to the account.

                    For joint accounts, the Fund requires only the signature of any one owner on a check. You can write up to 24 checks per year, as long as each check is for at least $250. Checks written for less than $250 will not be honored. The Fund reserves the right to charge a $25 fee if there are insufficient Money

TIAA-CREF Money Market Fund ▪ Prospectus	25

Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

                    You cannot write a check to close your Money Market Fund account because the value of the Fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after your check or automatic investment plan payment to purchase Money Market Fund shares is received if your Fund account does not otherwise have a sufficient balance to support the redemption check.

Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

26	Prospectus ▪ TIAA-CREF Money Market Fund

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the

TIAA-CREF Money Market Fund ▪ Prospectus	27

amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Exchanging:

•	Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Fund are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

28	Prospectus ▪ TIAA-CREF Money Market Fund

          Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment

TIAA-CREF Money Market Fund ▪ Prospectus	29

form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following

30	Prospectus ▪ TIAA-CREF Money Market Fund

forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

TIAA-CREF Money Market Fund ▪ Prospectus	31

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

32	Prospectus ▪ TIAA-CREF Money Market Fund

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

TIAA-CREF Money Market Fund ▪ Prospectus	33

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

34	Prospectus ▪ TIAA-CREF Money Market Fund

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

TIAA-CREF Money Market Fund ▪ Prospectus	35

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

          Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

36	Prospectus ▪ TIAA-CREF Money Market Fund

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

           Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•	Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the

TIAA-CREF Money Market Fund ▪ Prospectus	37

plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Fund may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

           Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In

38	Prospectus ▪ TIAA-CREF Money Market Fund

addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

          The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund you wish to invest in and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the

TIAA-CREF Money Market Fund ▪ Prospectus	39

right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes.

Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

           Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund in which you want to invest and amount to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

           Points to Remember for All Purchases by Eligible Investors:

•	Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept

40	Prospectus ▪ TIAA-CREF Money Market Fund

purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

•

If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

           In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases

TIAA-CREF Money Market Fund ▪ Prospectus	41

should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

           Redeeming Shares – Premier Class

           Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

           Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

42	Prospectus ▪ TIAA-CREF Money Market Fund

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Fund sends redemption proceeds to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

           In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this

TIAA-CREF Money Market Fund ▪ Prospectus	43

manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

           Exchanging Shares – Premier Class

           Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Fund at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares.

44	Prospectus ▪ TIAA-CREF Money Market Fund

The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Fund are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

TIAA-CREF Money Market Fund ▪ Prospectus	45

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•	Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a)

46	Prospectus ▪ TIAA-CREF Money Market Fund

(including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis;and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

TIAA-CREF Money Market Fund ▪ Prospectus	47

          Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

          There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

          As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

48	Prospectus ▪ TIAA-CREF Money Market Fund

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing);and

•	The Fund in which you want to invest and the amount to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

TIAA-CREF Money Market Fund ▪ Prospectus	49

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

•

If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

•

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

50	Prospectus ▪ TIAA-CREF Money Market Fund

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise;and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—for All Redemptions

          The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Redemption Proceeds—All Investors

          Usually, the Fund sends redemption proceeds on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer

TIAA-CREF Money Market Fund ▪ Prospectus	51

agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Fund generally sends redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a purchase of shares in another fund.)

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

52	Prospectus ▪ TIAA-CREF Money Market Fund

Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new

TIAA-CREF Money Market Fund ▪ Prospectus	53

class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

           Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

           Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine

54	Prospectus ▪ TIAA-CREF Money Market Fund

whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account

TIAA-CREF Money Market Fund ▪ Prospectus	55

(applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the

56	Prospectus ▪ TIAA-CREF Money Market Fund

Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center

TIAA-CREF Money Market Fund ▪ Prospectus	57

or by telephone are genuine. The Fund also tape records telephone instructions and provide written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

58	Prospectus ▪ TIAA-CREF Money Market Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Money Market Fund ▪ Prospectus	59

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

60	Prospectus ▪ TIAA-CREF Money Market Fund

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations:

Net investment income(a)	0.01	0.03	0.05	0.05	0.03

Net realized and unrealized
gain (loss) on total
investments	—	—	—	—	—

Total gain (loss) from
investment operations	0.01	0.03	0.05	0.05	0.03

Less distributions from:

Net investment income	(0.01)	(0.03)	(0.05)	(0.05)	(0.03)

Net realized gains	—	—	—	—	—

Total distributions	(0.01)	(0.03)	(0.05)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	1.03%	3.51%	5.37%	4.70%	2.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$336,137	$293,537	$235,421	$272,119	$200,545

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.22%	0.14%	0.14%	0.14%	0.09%

Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.17%	0.14%	0.14%	0.13%	0.09%

Ratio of net investment
income to average
net assets	1.00%	3.39%	5.21%	4.65%	2.65%

TIAA-CREF Money Market Fund ▪ Prospectus	61

FINANCIAL HIGHLIGHTS	(continued)

MONEY MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06(b)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations:

Net investment income(a)	0.01	0.03	0.05	0.03

Net realized and unrealized
gain (loss) on total
investments	—	—	—	—

Total gain (loss) from
investment operations	0.01	0.03	0.05	0.03

Less distributions from:

Net investment income	(0.01)	(0.03)	(0.05)	(0.03)

Net realized gains	—	—	—	—

Total distributions	(0.01)	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.78%	3.25%	5.12%	2.45	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$133,415	$97,832	$98,903	$43,804

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.47%	0.39%	0.39%	0.71	%(d)

Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.41%	0.39%	0.35%	0.35	%(d)

Ratio of net investment
income to average
net assets	0.75%	3.26%	5.01%	5.07	%(d)

62	Prospectus ▪ TIAA-CREF Money Market Fund

FINANCIAL HIGHLIGHTS	(continued)

MONEY MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/09	9/30/08	9/30/07	9/30/06(e)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations:

Net investment income(a)	0.01	0.03	0.05	0.03

Net realized and unrealized
gain (loss) on total
investments	—	—	—	—

Total gain (loss) from
investment operations	0.01	0.03	0.05	0.03

Less distributions from:

Net investment income	(0.01)	(0.03)	(0.05)	(0.03)

Net realized gains	—	—	—	—

Total distributions	(0.01)	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.91%	3.43%	5.25%	2.53	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$887,149	$1,093,363	$1,034,417	$127,318

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	0.54%	0.40%	0.43%	0.25	%(d)

Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.28%	0.22%	0.25%	0.25	%(d)

Ratio of net investment
income to average
net assets	0.95%	3.34%	5.11%	5.16	%(d)

TIAA-CREF Money Market Fund ▪ Prospectus	63

FINANCIAL HIGHLIGHTS	(concluded)

MONEY MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class

	9/30/09(f)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value,
beginning of period	$1.00

Gain (loss) from investment operations:

Net investment income(a)	—

Net realized and unrealized
gain (loss) on total
investments	—

Total gain (loss) from
investment operations	—

Less distributions from:

Net investment income	—

Net realized gains	—

Total distributions	—

Net asset value, end of period	$1.00

TOTAL RETURN	0.00	%(c)

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
(in thousands)	$250

Ratio of expenses to average
net assets before expense
waiver and
reimbursement	220.71	%(d)

Ratio of expenses to average
net assets after expense
waiver and
reimbursement	0.00	%(d)

Ratio of net investment
income to average
net assets	0.00	%(d)

64	Prospectus ▪ TIAA-CREF Money Market Fund

FINANCIAL HIGHLIGHTS (NOTES)

MONEY MARKET FUND

(a)	Based on average shares outstanding.

(b)	The Retirement Class commenced operations on March 31, 2006.

(c)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

(e)	The Retail Class commenced operations on March 31, 2006.

(f)	The Premier Class commenced operations on September 30, 2009.

TIAA-CREF Money Market Fund ▪ Prospectus	65

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it need, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11965 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF LIFECYCLE FUNDS
of the TIAA-CREF Funds

Fund Class Ticker:	Retail Class	Retirement Class	Premier Class	Institutional Class
▪ Lifecycle Retirement Income Fund	TLRRX	TLIRX	TPILX	TLRIX
▪ Lifecycle 2010 Fund	—	TCLEX	TCTPX	TCTIX
▪ Lifecycle 2015 Fund	—	TCLIX	TCFPX	TCNIX
▪ Lifecycle 2020 Fund	—	TCLTX	TCWPX	TCWIX
▪ Lifecycle 2025 Fund	—	TCLFX	TCQPX	TCYIX
▪ Lifecycle 2030 Fund	—	TCLNX	TCHPX	TCRIX
▪ Lifecycle 2035 Fund	—	TCLRX	TCYPX	TCIIX
▪ Lifecycle 2040 Fund	—	TCLOX	TCZPX	TCOIX
▪ Lifecycle 2045 Fund	—	TTFRX	TTFPX	TTFIX
▪ Lifecycle 2050 Fund	—	TLFRX	TCLPX	TFTIX

This Prospectus describes the Retirement, Premier and Institutional Class shares offered by ten investment portfolios (each, a “Fund”) of the TIAA-CREF Funds (the “Trust”). The Lifecycle Retirement Income Fund also offers Retail Class shares. These Funds comprise the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”), a sub-family of funds offered by the Trust.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE RETIREMENT INCOME FUND
of the TIAA-CREF Funds

Class Ticker: Retail TLRRX Retirement TLIRX Premier TPILX Institutional TLRIX

INVESTMENT OBJECTIVE

          The Lifecycle Retirement Income Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%	0%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15	0%	0%	0%

6	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.25%	0.05%	0.15%	—
Other Expenses[2]	0.70%	0.86%	0.63%	0.63%
Acquired Fund Fees and Expenses[3]	0.40%	0.40%	0.40%	0.40%

Total Annual Fund Operating Expenses	1.45%	1.41%	1.28%	1.13%
Waivers and Expense Reimbursements[4]	0.80%	0.76%	0.73%	0.73%

Net Annual Fund Operating Expenses	0.65%	0.65%	0.55%	0.40%

[1]

The Retail, Retirement and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates (as applicable) the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail, Retirement and Premier Class shares at the annual rate of 0.25%, 0.05% and 0.15% of average daily net assets attributable to Retail, Retirement and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay. In addition, TPIS has contractually agreed not to seek payment of this fee under the Plan for Retirement Class shares through January 31, 2011. This agreement may not be continued after that date.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retail Class shares; (ii) 0.25% of average daily net assets for Retirement Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

       Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TIAA-CREF Lifecycle Funds ▪ Prospectus	7

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$66	$66	$56	$41

3 Years	$380	$371	$334	$287

5 Years	$716	$699	$632	$552

10 Years	$1,666	$1,625	$1,481	$1,309

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively fixed, more conservative asset allocation strategy that will not gradually adjust over time and is designed for investors who are already in or entering retirement (i.e., have already passed their retirement year).

          The Fund pursues this objective by investing in a diversified portfolio of approximately 40% stocks and 60% bonds. The Fund expects to allocate approximately 40.0% of its assets to equity Underlying Funds and 60.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 30.0%; International Equity: 10.0%; Fixed Income: 40.0%; Short-Term Fixed-Income: 10.0%; and Inflation-Protected Assets: 10.0%. Investors should note that the allocations listed above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value

8	Prospectus ▪ TIAA-CREF Lifecycle Funds

Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets).

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change. The Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result

TIAA-CREF Lifecycle Funds ▪ Prospectus	9

in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

10	Prospectus ▪ TIAA-CREF Lifecycle Funds

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund,

TIAA-CREF Lifecycle Funds ▪ Prospectus	11

before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional and Retail Classes over the one-year and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

12	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle Retirement Fund

Best quarter: 8.88%, for the quarter ended September 30, 2009. Worst quarter: -7.81%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle Retirement Income Fund	One Year	Since Inception

Retirement Class (Inception: November 30, 2007)

Return Before Taxes	16.08%	–2.04%

Return After Taxes on Distributions	15.27%	–3.06%

Return After Taxes on Distributions and Sale of Fund Shares	10.53%	–2.28%

Barclays Capital U.S. Aggregate Bond Index	5.93%	5.49%

Lifecycle Retirement Income Fund Composite Index	15.19%	–0.77%

Institutional Class (Inception: November 30, 2007)

Return Before Taxes	16.33%	–1.80%

Retail Class (Inception: November 30, 2007)

Return Before Taxes	16.28%	–1.82%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ▪ Prospectus	13

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell

Title:	Managing Director	Managing Director	Director

Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

14	Prospectus ▪ TIAA-CREF Lifecycle Funds

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ▪ Prospectus	15

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2010 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TCLEX Premier TCTPX Institutional TCTIX

INVESTMENT OBJECTIVE

          The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	0.36%	0.11%	0.11%

Acquired Fund Fees and Expenses[3]	0.40%	0.40%	0.40%

Total Annual Fund Operating Expenses	0.91%	0.76%	0.61%

Waivers and Expense Reimbursements[4]	0.26%	0.21%	0.21%

Net Annual Fund Operating Expenses	0.65%	0.55%	0.40%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

16	Prospectus ▪ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

        Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$66	$56	$41

3 Years	$264	$222	$174

5 Years	$478	$402	$319

10 Years	$1,096	$923	$742

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more

TIAA-CREF Lifecycle Funds ▪ Prospectus	17

conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010.

          The Fund expects to allocate approximately 50.0% of its assets to equity Underlying Funds and 50.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2010 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2017 to 2020. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 37.5%; International Equity: 12.5%; Fixed Income: 38.0%; Short-Term Fixed Income: 6.0%; and Inflation-Protected Assets: 6.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund

18	Prospectus ▪ TIAA-CREF Lifecycle Funds

may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ▪ Prospectus	19

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

20	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ▪ Prospectus	21

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year, five-year (as applicable) and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

22	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2010 Fund

Best quarter: 10.87%, for the quarter ended June 30, 2009. Worst quarter: -11.04%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2010 Fund	One Year	Five Years	Since Inception

Retirement Class (Inception: October 15, 2004)
Return Before Taxes	19.36%	2.39%	3.55%
Return After Taxes on Distributions	18.68%	1.61%	2.63%
Return After Taxes on Distributions and Sale of Fund Shares	12.73%	1.67%	2.59%
Barclays Capital Aggregate U.S. Bond Index	5.93%	4.97%	4.85%
Lifecycle 2010 Fund Composite Index	17.79%	2.90%	3.96%
Institutional Class (Class Inception: January 17, 2007)
Return Before Taxes	19.52%	2.54%*	3.69%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Institutional Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ▪ Prospectus	23

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

24	Prospectus ▪ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ▪ Prospectus	25

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2015 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TCLIX Premier TCFPX Institutional TCNIX

INVESTMENT OBJECTIVE

          The Lifecycle 2015 Fund seeks high total return over time primarily through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	0.36%	0.12%	0.11%

Acquired Fund Fees and Expenses[3]	0.42%	0.42%	0.42%

Total Annual Fund Operating Expenses	0.93%	0.79%	0.63%

Waivers and Expense Reimbursements[4]	0.26%	0.22%	0.21%

Net Annual Fund Operating Expenses	0.67%	0.57%	0.42%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

26	Prospectus ▪ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$68	$58	$43

3 Years	$270	$230	$181

5 Years	$489	$417	$330

10 Years	$1,119	$957	$766

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

TIAA-CREF Lifecycle Funds ▪ Prospectus	27

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015.

          The Fund expects to allocate approximately 58.0% of its assets to equity Underlying Funds and 42.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2015 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2022 to 2025. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 43.5%; International Equity: 14.5%; Fixed Income: 34.0%; Short-Term Fixed Income: 4.0%; and Inflation-Protected Assets: 4.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

28	Prospectus ▪ TIAA-CREF Lifecycle Funds

equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ▪ Prospectus	29

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

30	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ▪ Prospectus	31

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year, five-year (as applicable) and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

32	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2015 Fund

Best quarter: 12.39%, for the quarter ended June 30, 2009. Worst quarter: -12.97%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2015 Fund	One Year	Five Years		Since Inception

Retirement Class (Inception: October 15, 2004)

Return Before Taxes	21.32%	2.04%		3.40%

Return After Taxes on Distributions	20.71%	1.29%		2.52%

Return After Taxes on Distributions and Sale of Fund Shares	14.03%	1.40%		2.49%

Russell 3000® Index	28.34%	0.76%		2.72%

Lifecycle 2015 Fund Composite Index	19.68%	2.62%		3.78%

Institutional Class (Class Inception: January 17, 2007)

Return Before Taxes	21.55%	2.19	% *	3.55	% *

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Institutional Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ■ Prospectus	33

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

34	Prospectus ▪ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ▪ Prospectus	35

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2020 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TCLTX Premier TCWPX Institutional TCWIX

INVESTMENT OBJECTIVE

          The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	0.36%	0.13%	0.11%

Acquired Fund Fees and Expenses[3]	0.42%	0.42%	0.42%

Total Annual Fund Operating Expenses	0.93%	0.80%	0.63%

Waivers and Expense Reimbursements[4]	0.26%	0.23%	0.21%

Net Annual Fund Operating Expenses	0.67%	0.57%	0.42%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

36	Prospectus ▪ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$68	$58	$43

3 Years	$270	$232	$181

5 Years	$489	$422	$330

10 Years	$1,119	$968	$766

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

TIAA-CREF Lifecycle Funds ▪ Prospectus	37

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020.

          The Fund expects to allocate approximately 66.0% of its assets to equity Underlying Funds and 34.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2020 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2027 to 2030. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 49.5%; International Equity: 16.5%; Fixed Income: 30.0%; Short-Term Fixed Income: 2.0%; and Inflation-Protected Assets: 2.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

38	Prospectus ▪ TIAA-CREF Lifecycle Funds

equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ▪ Prospectus	39

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

40	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ▪ Prospectus	41

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year, five-year (as applicable) and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

42	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2020 Fund

Best quarter: 13.85%, for the quarter ended June 30, 2009. Worst quarter: -14.95%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2020 Fund	One Year	Five Years	Since Inception

Retirement Class (Inception: October 15, 2004)

Return Before Taxes	23.15%	1.60%	3.03%

Return After Taxes on Distributions	22.62%	0.91%	2.19%

Return After Taxes on Distributions and Sale of Fund Shares	15.24%	1.06%	2.21%

Russell 3000® Index	28.34%	0.76%	2.72%

Lifecycle 2020 Fund Composite Index	21.57%	2.14%	3.41%

Institutional Class (Class Inception: January 17, 2007)

Return Before Taxes	23.37%	1.74%*	3.16%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Institutional Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ▪ Prospectus	43

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell

Title:	Managing Director	Managing Director	Director

Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

44	Prospectus ▪ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ▪ Prospectus	45

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2025 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TCLFX Premier TCQPX Institutional TCYIX

INVESTMENT OBJECTIVE

          The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	0.37%	0.14%	0.12%
Acquired Fund Fees and Expenses[3]	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	0.96%	0.83%	0.66%
Waivers and Expense Reimbursements[4]	0.27%	0.24%	0.22%
Net Annual Fund Operating Expenses	0.69%	0.59%	0.44%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

46	Prospectus ▪ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$70	$60	$45
3 Years	$279	$241	$189
5 Years	$505	$437	$346
10 Years	$1,153	$1,003	$802

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

TIAA-CREF Lifecycle Funds ▪ Prospectus	47

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025.

          The Fund expects to allocate approximately 74.0% of its assets to equity Underlying Funds and 26.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2025 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2032 to 2035. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 55.5%; International Equity: 18.5%; Fixed Income: 26.0%; Short-Term Fixed Income: 0.0%; and Inflation-Protected Assets: 0.0% Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

48	Prospectus ▪ TIAA-CREF Lifecycle Funds

equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ▪ Prospectus	49

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

50	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ▪ Prospectus	51

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year, five-year (as applicable) and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

52	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2025 Fund

Best quarter: 15.33%, for the quarter ended June 30, 2009. Worst quarter: -16.97%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2025 Fund	One Year	Five Years		Since Inception

Retirement Class (Inception: October 15, 2004)
Return Before Taxes	24.96%	1.13%		2.69%
Return After Taxes on Distributions	24.48%	0.47%		1.88%
Return After Taxes on Distributions and Sale of
Fund Shares	16.44%	0.69%		1.95%
Russell 3000® Index	28.34%	0.76%		2.72%
Lifecycle 2025 Fund Composite Index	23.45%	1.68%		3.05%
Institutional Class (Class Inception: January 17, 2007)
Return Before Taxes	25.40%	1.30	% *	2.86	% *

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Institutional Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ▪ Prospectus	53

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

54	Prospectus ▪ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ▪ Prospectus	55

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2030 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TCLNX Premier TCHPX Institutional TCRIX

INVESTMENT OBJECTIVE

          The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	0.37%	0.15%	0.12%
Acquired Fund Fees and Expenses[3]	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	0.98%	0.86%	0.68%
Waivers and Expense Reimbursements[4]	0.27%	0.25%	0.22%
Net Annual Fund Operating Expenses	0.71%	0.61%	0.46%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

56	Prospectus ▪ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$73	$62	$47
3 Years	$285	$249	$195
5 Years	$515	$452	$357
10 Years	$1,177	$1,038	$826

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

TIAA-CREF Lifecycle Funds ▪ Prospectus	57

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030.

          The Fund expects to allocate approximately 82.0% of its assets to equity Underlying Funds and 18.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2030 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2037 to 2040. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 61.5%; International Equity: 20.5%; Fixed Income: 18.0%; Short-Term Fixed Income: 0.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

58	Prospectus ▪ TIAA-CREF Lifecycle Funds

equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ▪ Prospectus	59

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

60	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ▪ Prospectus	61

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year, five-year (as applicable) and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

62	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2030 Fund

Best quarter: 16.62%, for the quarter ended June 30, 2009. Worst quarter: -19.05%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2030 Fund	One Year	Five Years		Since Inception

Retirement Class (Inception: October 15, 2004)
Return Before Taxes	26.70%	0.61%		2.27%
Return After Taxes on Distributions	26.29%	–0.01%		1.49%
Return After Taxes on Distributions and Sale of Fund Shares	17.60%	0.28%		1.62%
Russell 3000® Index	28.34%	0.76%		2.72%
Lifecycle 2030 Fund Composite Index	25.30%	1.22%		2.70%
Institutional Class (Class Inception: January 17, 2007)
Return Before Taxes	27.01%	0.75	% *	2.41	% *

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Institutional Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ▪ Prospectus	63

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

64	Prospectus ▪ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ▪ Prospectus	65

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2035 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TCLRX Premier TCYPX Institutional TCIIX

INVESTMENT OBJECTIVE

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	0.36%	0.11%	0.11%
Acquired Fund Fees and Expenses[3]	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses	0.98%	0.83%	0.68%
Waivers and Expense Reimbursements[4]	0.26%	0.21%	0.21%

Net Annual Fund Operating Expenses	0.72%	0.62%	0.47%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

66	Prospectus ■ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

           Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class
1 Year	$74	$63	$48
3 Years	$286	$244	$196
5 Years	$516	$440	$358
10 Years	$1,178	$1,006	$827

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

TIAA-CREF Lifecycle Funds ■ Prospectus	67

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035.

          The Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2035 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2042 to 2045. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 67.5%; International Equity: 22.5%; Fixed Income: 10.0%; Short-Term Fixed Income: 0.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

68	Prospectus ■ TIAA-CREF Lifecycle Funds

equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ■ Prospectus	69

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

70	Prospectus ■ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ■ Prospectus	71

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year, five-year (as applicable) and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

72	Prospectus ■ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2035 Fund

Best quarter: 17.55%, for the quarter ended June 30, 2009. Worst quarter: -20.30%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2035 Fund	One Year	Five Years	Since Inception
Retirement Class (Inception: October 15, 2004)
Return Before Taxes	28.30%	0.58%	2.33%
Return After Taxes on Distributions	27.94%	–0.03%	1.55%

Return After Taxes on Distributions and Sale of Fund Shares	18.66%	0.26%	1.68%
Russell 3000® Index	28.34%	0.76%	2.72%
Lifecycle 2035 Fund Composite Index	26.98%	1.17%	2.74%
Institutional Class (Class Inception: January 17, 2007)
Return Before Taxes	28.65%	0.73%*	2.48%*
Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Institutional Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ■ Prospectus	73

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

74	Prospectus ■ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ■ Prospectus	75

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2040 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TCLOX Premier TCZPX Institutional TCOIX

INVESTMENT OBJECTIVE

          The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement	Premier	Institutional
	Class	Class	Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	0.35%	0.13%	0.10%
Acquired Fund Fees and Expenses[3]	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	0.97%	0.85%	0.67%
Waivers and Expense Reimbursements[4]	0.25%	0.23%	0.20%
Net Annual Fund Operating Expenses	0.72%	0.62%	0.47%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

76	Prospectus ▪ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement	Premier	Institutional
	Class	Class	Class

1 Year	$74	$63	$48
3 Years	$284	$248	$194
5 Years	$512	$449	$353
10 Years	$1,167	$1,028	$816

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

TIAA-CREF Lifecycle Funds ▪ Prospectus	77

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040.

          The Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2040 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2047 to 2050. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 67.5%; International Equity: 22.5%; Fixed Income: 10.0%; Short-Term Fixed Income: 0.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

78	Prospectus ▪ TIAA-CREF Lifecycle Funds

equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ▪ Prospectus	79

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

80	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ▪ Prospectus	81

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year, five-year (as applicable) and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

82	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2040 Fund

Best quarter: 17.54%, for the quarter ended June 30, 2009. Worst quarter: -20.27%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

			Since
Lifecycle 2040 Fund	One Year	Five Years	Inception

Retirement Class (Inception: October 15, 2004)
Return Before Taxes	28.39%	0.85%	2.72%
Return After Taxes on Distributions	28.03%	0.25%	1.94%
Return After Taxes on Distributions and Sale of
Fund Shares	18.72%	0.50%	2.01%
Russell 3000® Index	28.34%	0.76%	2.72%
Lifecycle 2040 Fund Composite Index	26.98%	1.41%	3.06%
Institutional Class (Class Inception: January 17, 2007)
Return Before Taxes	28.64%	1.01%*	2.87%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Institutional Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ▪ Prospectus	83

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

84	Prospectus ▪ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ▪ Prospectus	85

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2045 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TTFRX Premier TTFPX Institutional TTFIX

INVESTMENT OBJECTIVE

          The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	0.83%	0.60%	0.60%

Acquired Fund Fees and Expenses[3]	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses	1.45%	1.32%	1.17%

Waivers and Expense Reimbursements[4]	0.73%	0.70%	0.70%

Net Annual Fund Operating Expenses	0.72%	0.62%	0.47%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

86	Prospectus ■ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$74	$63	$48

3 Years	$387	$349	$302

5 Years	$723	$656	$576

10 Years	$1,672	$1,529	$1,358

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

TIAA-CREF Lifecycle Funds ■ Prospectus	87

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045.

          The Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2045 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2052 to 2055. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 67.5%; International Equity: 22.5%; Fixed Income: 10.0%; Short-Term Fixed Income: 0.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

88	Prospectus ■ TIAA-CREF Lifecycle Funds

equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ■ Prospectus	89

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

90	Prospectus ■ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ■ Prospectus	91

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

92	Prospectus ■ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2045 Fund

Best quarter: 17.33%, for the quarter ended June 30, 2009. Worst quarter: -21.15%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2045 Fund	One Year	Since Inception

Retirement Class (Inception: November 30, 2007)

Return Before Taxes	28.28%	–11.12%

Return After Taxes on Distributions	27.95%	–11.77%

Return After Taxes on Distributions and Sale of Fund Shares	18.65%	–9.61%

Russell 3000® Index	28.34%	–10.16%

Lifecycle 2045 Fund Composite Index	26.98%	–9.31%

Institutional Class (Inception: November 30, 2007)

Return Before Taxes	28.57%	–10.90%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ■ Prospectus	93

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell

Title:	Managing Director	Managing Director	Director

Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

94	Prospectus ■ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ■ Prospectus	95

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE 2050 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLFRX Premier TCLPX Institutional TFTIX

INVESTMENT OBJECTIVE

          The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	1.30%	1.08%	1.08%

Acquired Fund Fees and Expenses[3]	0.46%	0.46%	0.46%

Total Annual Fund Operating Expenses	1.91%	1.79%	1.64%

Waivers and Expense Reimbursements[4]	1.20%	1.18%	1.18%

Net Annual Fund Operating Expenses	0.71%	0.61%	0.46%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

96	Prospectus ▪ TIAA-CREF Lifecycle Funds

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$73	$62	$47

3 Years	$483	$448	$402

5 Years	$920	$859	$780

10 Years	$2,135	$2,008	$1,844

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

TIAA-CREF Lifecycle Funds ▪ Prospectus	97

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050.

          The Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2050 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2057 to 2060. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 67.5%; International Equity: 22.5%; Fixed Income: 10.0%; Short-Term Fixed Income: 0.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund and Enhanced International Equity Index Fund (International Equity); Bond Fund, Bond Plus Fund and High-Yield Fund (Fixed Income); Short-Term Bond Fund and Money Market Fund (Short Term Fixed Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the

98	Prospectus ▪ TIAA-CREF Lifecycle Funds

equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

TIAA-CREF Lifecycle Funds ▪ Prospectus	99

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

100	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

TIAA-CREF Lifecycle Funds ▪ Prospectus	101

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

102	Prospectus ▪ TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2050 Fund

Best quarter: 17.30%, for the quarter ended June 30, 2009. Worst quarter: -21.79%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2050 Fund	One Year	Since Inception

Retirement Class (Inception: November 30, 2007)

Return Before Taxes	28.05%	–11.21%

Return After Taxes on Distributions	27.69%	–11.84%

Return After Taxes on Distributions and Sale of

Fund Shares	18.50%	–9.69%

Russell 3000® Index	28.34%	–10.16%

Lifecycle 2050 Fund Composite Index	26.98%	–9.31%

Institutional Class (Inception: November 30, 2007)

Return Before Taxes	28.35%	–10.98%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

TIAA-CREF Lifecycle Funds ▪ Prospectus	103

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell

Title:	Managing Director	Managing Director	Director

Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

104	Prospectus ▪ TIAA-CREF Lifecycle Funds

investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds ▪ Prospectus	105

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUNDS

          Each of the Funds is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially other investment pools or investment products (the “Underlying Funds”). In general, each Fund (except the Lifecycle Retirement Income Fund) is designed for investors who have a specific target retirement year in mind, and each Fund’s investments are adjusted from more aggressive to more conservative as a target retirement year approaches and for approximately seven to ten years afterwards. Generally, this means that each Fund’s investments (except the investments of the Lifecycle Retirement Income Fund) will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

          The Lifecycle Retirement Income Fund is not designed for investors who have a specific retirement year in mind and their allocations will not gradually adjust over time. Instead, the Lifecycle Retirement Income Fund is designed for investors who are already in or entering retirement (i.e., have already passed their target retirement year). The Lifecycle Retirement Income Fund has relatively fixed asset allocations between Underlying Funds that invest primarily in equity securities and those that invest primarily in fixed-income (including money market) securities.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

          No one can assure that the Funds will achieve their investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

MORE ABOUT THE FUNDS’ STRATEGY

          General Information About the Funds

          This Prospectus describes the shares of ten Lifecycle Funds, a sub-family of funds offered by the Trust. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Fund separately to determine if it is an appropriate investment. Allocations for the Funds are based on historical risk/return characteristics and Advisors’

106	Prospectus ▪ TIAA-CREF Lifecycle Funds

assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

          Investment Glidepath and Target Allocations

          The target allocations along the investment glidepath for each Fund (except the Lifecycle Retirement Income Fund) will gradually become more conservative (i.e., invest less in Underlying Funds holding primarily equity securities and invest more in Underlying Funds holding primarily fixed-income securities) over time as the target retirement year of the Fund approaches and is passed.

          Investors should plan to fund their investment in a Fund up to and through their target retirement date. In the event that investors stop funding their investment in a Fund prior to their target retirement date, they should re-think whether they need to be in a different Fund. In addition, investors should note that each Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund, depending on performance of the equity markets generally.

          The following chart shows how the investment glidepath for each Fund (except the Lifecycle Retirement Income Fund) is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The Lifecycle Retirement Income Fund has relatively fixed asset allocations that will not gradually adjust over time. The actual asset allocations of any particular Fund may differ from this chart.

TIAA-CREF Lifecycle Funds ▪ Prospectus	107

          The Funds’ Investment Glidepath

          Future Potential Investments

          A portion of each Fund may be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received the necessary exemptive relief from the SEC.

          Rebalancing

          In order to maintain its target allocations, each of the Funds will invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the prescribed target allocation for a particular Fund, the Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Funds’ portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ COMPOSITE BENCHMARK INDEX

          The composite benchmark index for each of the Funds is a composite of five unmanaged benchmark indices that represent the five market sectors in which the Funds invest across the equity and fixed-income asset classes. The composite benchmark is created by applying the performance of the benchmark indices in proportion to each Fund’s target allocations across the market sectors. As a result, each Fund’s composite benchmark changes over time with changes in the Fund’s target allocations.

          The five market sectors and the related benchmark indices for the Lifecycle Funds are as follows: U.S. Equity (Russell 3000® Index); International Equity

108	Prospectus ▪ TIAA-CREF Lifecycle Funds

(MSCI EAFE® Index); Fixed Income (Barclays Capital U.S. Aggregate Bond Index); Short-Term Fixed-Income (Barclays Capital 1-5 Year U.S. Government/Credit Index) and Inflation-Protected Assets (Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series –L)).

          The benchmark indices for the Lifecycle Funds are described below.

          Russell 3000® Index (U.S. Equity)

          The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2009, the market capitalization of companies in the Russell 3000® Index ranged from $20 million to $332.7 billion, with a mean market capitalization of $67.7 billion and a median market capitalization of $753 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

          MSCI EAFE® Index (International Equity)

          The MSCI EAFE ® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Barclays Capital U.S. Aggregate Bond Index (Fixed-Income)

          The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 8,413 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the

TIAA-CREF Lifecycle Funds ▪ Prospectus	109

Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million, and the securities must be rated investment-grade by two Nationally Recognized Statistical Rating Organizations (“NRSROs”).

Barclays Capital 1-5 Year U.S. Government/Credit Index (Short-Term Fixed-Income)

          The Barclays Capital 1-5 Year U.S. Government/Credit Index (formerly known as the Lehman Brothers U.S. Government/Credit (1-5 year) Index) tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (Inflation-Protected)

          The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (formerly known as the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

ADDITIONAL INFORMATION ABOUT THE UNDERLYING FUNDS

          The following is a description of the objectives and principal investment strategies of the Underlying Funds of the Trust in which the Funds currently invest. For a discussion of the risks associated with these investments, see the “Principal Risks of the Funds and the Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectus for the Institutional Class of the TIAA-CREF Funds at www.tiaa-cref.org/prospectuses.

Fund	Investment Objective and Strategies/Benchmark

Growth & Income Fund

Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund will invest primarily in (1) income- producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500® Index.

International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund will invest primarily in equity securities of foreign issuers in at least three countries other than the United States. The Fund’s benchmark index is the MSCI EAFE® Index.

Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. The Fund’s benchmark index is the

110	Prospectus ▪ TIAA-CREF Lifecycle Funds

Russell 1000® Growth Index.

Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. The Fund’s benchmark index is the Russell 1000® Value Index.

Mid-Cap Growth Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Growth Index, a growth-oriented subset of the Russell Midcap Index, which represents the 800 U.S. equity securities following the top 200 U.S. equity securities based on market capitalization.

Mid-Cap Value Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Value Index, a value-oriented subset of the Russell Midcap® Index.

Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund Invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations, that appear to have favorable prospects for significant long-term capital appreciation. The Fund’s benchmark index is the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities in market capitalization.

Enhanced Large-Cap Growth Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Growth Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Index represents the top 1,000 U.S. equity securities in market capitalization, and the Russell 1000® Growth Index represents securities within the Russell 1000® Index that have higher relative forecasted growth rates and price-to-book ratios.

Enhanced Large-Cap Value Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Value Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Value Index includes companies with lower price-to-book ratios and lower expected growth values.

TIAA-CREF Lifecycle Funds ▪ Prospectus	111

Enhanced International Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the MSCI EAFE® Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index.

Bond Fund

Seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities. The Fund’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Bond Plus Fund

Seeks a favorable long-term return, primarily through high current income consistent with preserving capital. The Fund’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad-range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features (such as non-investment-grade securities, emerging market fixed-income securities and convertible and preferred securities) in an effort to improve the Fund’s total return.

Short-Term Bond Fund

Seeks high current income consistent with preservation of capital by investing primarily in U.S. Treasury and agency securities and corporate bonds with maturities of less than 5 years. The Fund’s benchmark index is the Barclays Capital 1-5 Year U.S. Government/Credit Index.

High-Yield Fund

Seeks high current income and, when consistent with its primary objective, capital appreciation. Invests primarily in lower-rated, higher-yielding fixed-income securities (often called “junk” bonds), such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. The Fund’s benchmark index is the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, which tracks the performance of debt securities that pay interest in cash, and have a credit rating of BB or B.

Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests primarily in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers, over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities. The Fund’s benchmark index is the Barclays Capital U.S. Treasury Inflation Protected Securities Index (series L) (formerly known as the Lehman Brothers U.S. Treasury Inflation Protected Securities Index), which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

Money Market Fund

Seeks high current income consistent with maintaining liquidity and preserving capital. The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a

112	Prospectus ▪ TIAA-CREF Lifecycle Funds

share value of $1.00 per share. The Fund’s benchmark index is the iMoneyNet Money Fund Report AverageTM—All Taxable.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUNDS AND UNDERLYING FUNDS

          The assets of each of the Funds are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities. Each Fund is subject to asset allocation risk and, depending on the allocation of Fund assets among Underlying Funds, proportionately subject to the risks of equity securities and the risks of fixed-income securities. Because certain Underlying Funds use derivatives to a limited degree, the Funds have limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

          Asset Allocation

          The Funds may not achieve their target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in each Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Fund to not meet its investment objective. A Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of a Fund’s allocation can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Funds and the Underlying Funds.

           Equity Securities

          Each of the Funds invests to some degree, at different levels depending on where it is on the investment glidepath, in equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Funds may increase or decrease as a result of their interest in equity securities. More specifically, the Funds, or any of the Funds’ portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that an Underlying

TIAA-CREF Lifecycle Funds ▪ Prospectus	113

Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Style Risk—Some of the Underlying Funds in which the Lifecycle Funds invest use either a growth or value investing style. Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in an Underlying Fund’s portfolio value.

•

Risks of Growth Investing—Underlying Funds with a growth investing style, like the Large-Cap Growth Fund or the Enhanced Large-Cap Growth Index Fund, may be invested in growth stocks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Risk of Value Investing—Underlying Funds with a value investing style, like the Large-Cap Value Fund or the Enhanced Large-Cap Value Index Fund, may be invested in securities believed to be undervalued. Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, an Underlying Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger

114	Prospectus ▪ TIAA-CREF Lifecycle Funds

companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

•

Foreign Investment Risk—Each of the Lifecycle Funds may include an allocation to the International Equity Fund and the Enhanced International Equity Index Fund. Each of these Underlying Funds invests primarily in foreign securities. Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political,

TIAA-CREF Lifecycle Funds ▪ Prospectus	115

social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

•

Index Risk—Each of the Lifecycle Funds may invest in the Enhanced International Equity Index Fund, the Enhanced Large-Cap Growth Index Fund, and the Enhanced Large-Cap Value Index Fund (the “Enhanced Index Funds”) or in the other Underlying Funds that may be managed to a specified index (each, an “Underlying Index Fund” and collectively, the “Underlying Index Funds”.) Index risk is the risk that the performance of an Underlying Index Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although each Underlying Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Underlying Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Seeking enhanced results relative to an index may cause an Enhanced Index Fund to actually underperform its index. Therefore, none of the Underlying Index Funds can guarantee that its performance will match or exceed its index for any period of time.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

•

Active Management Risk—The risk that the performance of Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that securities selected for Underlying Funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis,

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the weight placed on each factor and changes in the factor’s historical trends.

          Fixed Income Securities

          A portion of each of the Funds is allocated to Underlying Funds investing primarily in fixed-income securities. An investment in fixed-income securities typically will be subject to the following investment risks described below:

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Underlying Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Underlying invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Underlying to properly value assets represented by such securities. In addition, the Underlying may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Underlying Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Underlying Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested.

TIAA-CREF Lifecycle Funds ▪ Prospectus	117

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in an Underlying Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in an Underlying Fund.

•

Special Risks Relating to Inflation-Indexed Bonds—The risk that market values of inflation-index bonds held by an Underlying Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed bonds fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those bonds could be adversely affected.

•

Active Management Risk—The risk that the performance of Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment

118	Prospectus ▪ TIAA-CREF Lifecycle Funds

decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

          Derivatives

•

Derivatives Risk—The risks associated with investing in derivatives by the Underlying Funds may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Underlying Funds than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Funds and in fixed income and equity securities that are discussed in the “Summary Information” sections above, which risks may include some of the risks previously identified for fixed income and equity securities.

          No one can assure that the Fund or an Underlying Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

NON-PRINCIPAL INVESTMENT STRATEGIES OF UNDERLYING FUNDS

          The Equity Funds

          The Underlying Funds of the Trust that invest primarily in equity securities—the Growth &Income Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Enhanced Large-Cap Growth Index Fund, the Enhanced Large-Cap Value Index Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Equity Fund, the International Equity Fund and the Enhanced International Equity Index Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities.

TIAA-CREF Lifecycle Funds ▪ Prospectus	119

The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

          Each Equity Fund also may buy and sell (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Equity Funds may use such options and futures contracts for hedging, cash management and increasing total return. Futures contracts permit an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Equity Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, an Equity Fund may invest in investment company securities, such as ETFs. The Lifecycle Funds may also invest in ETFs, as well as ETNs, for investment exposure, cash management hedging or short-term defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When the Equity Funds or the Funds invest in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Unaffiliated Underlying Funds”), they will bear a proportionate share of expenses charged by these pools or products to their investors.

          The Equity Funds may also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFDS”), an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies, as well as current regulations.

           The Fixed-Income Funds

          The Underlying Funds of the Trust that invest primarily in fixed-income securities—the Bond Fund, the Bond Plus Fund, the Inflation-Linked Bond, the High-Yield Fund and the Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds

120	Prospectus ▪ TIAA-CREF Lifecycle Funds

may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, these Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

          Investments for Temporary Defensive Purposes

          Each Underlying Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Underlying Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

          While each Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocation. Therefore, a Fund may sell shares of Underlying Funds regardless of how long they have been held. Although a Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust, it may bear brokerage commissions or other transaction costs when it transacts in shares of Unaffiliated Underlying Funds. A “high portfolio turnover rate” for a Fund with respect to its holdings of Unaffiliated Underlying Funds generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The portfolio turnover rate of the Fund during recent fiscal periods is provided in the Financial Highlights. The Funds are not subject to a specific limitation on portfolio turnover and are generally not managed to minimize tax burdens of shareholders.

          An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Fund and, ultimately, by shareholders. Also, Underlying Funds with high turnover rates may be more likely to generate capital gains that must be distributed to the Fund, and, ultimately to shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

TIAA-CREF Lifecycle Funds ▪ Prospectus	121

SHARE CLASSES

          Each Fund offers Retirement, Premier and Institutional Class shares in this Prospectus. The Lifecycle Retirement Income Fund also offers Retail Class shares. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Funds’ distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also

122	Prospectus ▪ TIAA-CREF Lifecycle Funds

supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

INVESTMENT MANAGEMENT FEES

          Under the terms of an Investment Management Agreement between the Trust and Advisors, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of each Lifecycle Fund. Advisors has contractually agreed to waive this management fee on the Lifecycle Funds through January 31, 2011. In addition, Advisers has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.25% of average daily net assets for Retail Class shares; (ii) 0.25% of average daily net assets for Retirement Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees. Due to these waivers, Advisors received no management fees from the Lifecycle Funds during the 2009 fiscal year. However, Advisors receives management fees as the investment adviser to the Underlying Funds.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Funds’ Management Agreement is available in the Funds’ annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Funds’ shareholder report, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Funds are managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)
Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
LIFECYCLE FUNDS

John M. Cunniff, CFA Managing Director	Asset Allocation (allocation strategies)	Advisors, TIAA and its affiliates— 2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management—2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments)	2006	1992	2006

TIAA-CREF Lifecycle Funds ▪ Prospectus	123

			Total Experience (since dates specified below)
Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Hans L. Erickson, CFA Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates— 1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2006

Pablo Mitchell Director	Asset Allocation (daily portfolio management)	Advisors, TIAA and its affiliates— 2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek—2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2002	2006

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

 OTHER SERVICES – RETIREMENT CLASS

          The Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for Retirement Class shares, including services associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of each Fund pays a monthly fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Funds’ shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Funds. For Premier Class and Retail Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares. In addition TPIS, Services or

124	Prospectus ▪ TIAA-CREF Lifecycle Funds

Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Funds’ Retail Class shares. The Funds have adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Funds to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, the Funds may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Funds’ distribution arrangements for Retail Class shares appears in the Funds’ SAI.

RETIREMENT CLASS

          TPIS distributes the Funds’ Retirement Class shares. The Funds have adopted a distribution plan under Rule 12b-1 with respect to Retirement Class shares that allows the Funds to reimburse TPIS for expenses related to the sale and promotion of Retirement Class shares and providing ongoing servicing and maintenance of accounts of the Funds’ shareholders, including sales and other expense relating to the servicing efforts.

          Under the plan, the Funds may reimburse TPIS up to 0.05% of average daily net assets attributable to Retirement Class shares for distribution and promotion-related expenses as well as shareholder services. Because Rule 12b-1 plan fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment in the Funds. TPIS has contractually agree not to seek any reimbursements from the Funds under the Distribution Plan through at least January 31, 2011. This agreement may be amended or terminated at any time by TPIS with the approval of the Board of Trustees.

          More information about the Funds’ distribution arrangements for Retirement Class shares appears in the Funds’ SAI.

PREMIER CLASS

          TPIS distributes the Funds’ Premier Class shares. The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which

TIAA-CREF Lifecycle Funds ▪ Prospectus	125

the Funds pay TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Funds pay TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Funds’ distribution arrangements for Premier Class shares appears in the Funds’ SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Funds’ Institutional Class shares. More information about the Funds’ distribution arrangements for Institutional Class shares appears in the Funds’ SAI.

CALCULATING SHARE PRICE

          Each Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4 p.m. Eastern Time). The Funds do not price their shares on days that the NYSE is closed. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of each Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Unaffiliated Underlying Funds held by a Fund are based on the market value of the shares. Therefore, the share price of each of the Funds is determined based on the NAV per share or market value per share of each of the Underlying Funds (and the value of any other assets and liabilities of the Funds), subject to the fair value pricing procedures described below.

          To value securities and other instruments held by the Underlying Funds of the Trust (other than for the Money Market Fund), such Underlying Funds generally use market quotations or values obtained from independent pricing services to value such assets. Fixed-income securities with remaining maturities of 60 days or less that are held by the Underlying Funds of the Trust are generally valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered

126	Prospectus ▪ TIAA-CREF Lifecycle Funds

reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. Like the Funds, the Underlying Funds of the Trust do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. For example, the Underlying Funds of the Trust might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Underlying Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see more of their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Underlying Funds of the Trust may fair value certain foreign securities when it is believed that the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The values of any securities of unaffiliated Underlying Funds held by a Fund are based on the market value of the securities. The Funds use fair value pricing to value these securities under the same circumstances that the Underlying Funds use fair value pricing to value their portfolio securities, as described above. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

TIAA-CREF Lifecycle Funds ▪ Prospectus	127

          Money market instruments (other than those held by a money market Underlying Fund) with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. Each Fund plans to pay dividends on an annual basis (except for the Retirement Income Fund, which plans to pay dividends on a quarterly basis). Each Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the particular Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On each Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below

128	Prospectus ▪ TIAA-CREF Lifecycle Funds

under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Funds’ SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your

TIAA-CREF Lifecycle Funds ▪ Prospectus	129

shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its Underlying Funds and their investments and these taxes generally will reduce such Fund’s distributions.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of

130	Prospectus ▪ TIAA-CREF Lifecycle Funds

your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

TIAA-CREF Lifecycle Funds ▪ Prospectus	131

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Funds’ consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Funds will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Lifecycle Funds-Retail Class will be considered a third-party check). The Funds cannot accept checks made out to you or other parties and signed over to the Fund.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Funds’ Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Lifecycle Funds—Retail Class, and application to:

132	Prospectus ▪ TIAA-CREF Lifecycle Funds

First Class Mail:	The TIAA-CREF Lifecycle Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Lifecycle Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Lifecycle Funds—Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund and amount to be invested.

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Funds to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Funds a voided checking or savings account investment slip. It will take the Funds up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

TIAA-CREF Lifecycle Funds ▪ Prospectus	133

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Funds receive your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Funds at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Funds’ website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

           Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Funds reserve the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

134	Prospectus ▪ TIAA-CREF Lifecycle Funds

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Funds’ Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer, the Funds will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or

TIAA-CREF Lifecycle Funds ▪ Prospectus	135

their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

           Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Funds at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Funds send your redemption proceeds to you on the next business day after the Funds receive your request, but not later than seven days afterwards, assuming the request is received in good order by the Funds’ transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Funds send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Funds generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Funds can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

           You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Funds any time after opening your account. Telephone redemptions are not available for IRA accounts.

136	Prospectus ▪ TIAA-CREF Lifecycle Funds

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Funds will automatically redeem shares in a Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

          If you want to set up a systematic redemption plan, contact the Funds and they will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Funds can terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Funds receive your instructions.

           Points To Remember When Redeeming:

•	The Funds cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Funds your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to a Funds’ other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Funds’ assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or an Underlying Fund entire portfolio. The securities you receive will be selected by the Funds in their discretion. The

TIAA-CREF Lifecycle Funds ▪ Prospectus	137

shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retail Class

          Investors holding Retail Class shares of the Funds are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

           You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Funds automatically redeems Retail Class shares from the Funds and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you

138	Prospectus ▪ TIAA-CREF Lifecycle Funds

already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Funds and they will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Funds. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Funds receive your instructions.

           Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the funds into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Funds are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Funds, or their investment adviser or distributor that enables them to purchase shares on behalf of their clients.

TIAA-CREF Lifecycle Funds ▪ Prospectus	139

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

           Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Funds are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Funds impose no minimum investment requirement for Retirement Class shares. The Funds also do not currently restrict the frequency of investments made in the Funds by participant accounts, although the Funds reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Funds.

          The Funds have the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Funds to any investor for any

140	Prospectus ▪ TIAA-CREF Lifecycle Funds

reason. The Funds treat all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds may suspend or terminate the offering of Retirement Class shares of one or more of the Funds to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF Lifecycle Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Funds’ Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Funds reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Funds.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

TIAA-CREF Lifecycle Funds ▪ Prospectus	141

          The Funds do not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Lifecycle Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund or Funds in which you want to invest and amount per Fund to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Funds an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Funds must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return these investments.

142	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

If you invest in the Retirement Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Funds do not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds’ Market Timing/Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

TIAA-CREF Lifecycle Funds ▪ Prospectus	143

          Redeeming Shares – Retirement Class

          Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Lifecycle Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Funds reinvest redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Funds’ transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Funds may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Funds will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Funds by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

144	Prospectus ▪ TIAA-CREF Lifecycle Funds

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Funds send redemption proceeds to the Eligible Investor on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Funds generally send redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Funds generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally

TIAA-CREF Lifecycle Funds ▪ Prospectus	145

held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund or an Underlying Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

          Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of a Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Lifecycle Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

146	Prospectus ▪ TIAA-CREF Lifecycle Funds

deemed to be harmful to a Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in a Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

          Eligibility – Premier Class

          Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

TIAA-CREF Lifecycle Funds ▪ Prospectus	147

•	investment companies,

•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

•	other affiliates of TIAA-CREF, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Funds may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to each Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent, including:

	•	Financial intermediaries affiliated with Advisors,

148	Prospectus ▪ TIAA-CREF Lifecycle Funds

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Funds may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Funds’ management, over a reasonable period of time. At its sole discretion, each Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Funds’ management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

          Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

TIAA-CREF Lifecycle Funds ▪ Prospectus	149

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Premier Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Funds impose no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Funds also do not currently restrict the frequency of investments made in the Funds by participant accounts, although the Funds reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Funds.

          The Funds have the right to reject your application and to refuse to sell additional Premier Class shares of any Funds to any investor for any reason. The Funds treat all orders to purchase Premier Class shares as being received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds may suspend or terminate the offering of Premier Class shares of one or more of the Funds to your employer’s plan.

Allocating Retirement Contributions to a Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Lifecycle Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

150	Prospectus ▪ TIAA-CREF Lifecycle Funds

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF Lifecycle Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of shares by one or more of the Funds at any time without prior notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Funds by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Lifecycle Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028

TIAA-CREF Lifecycle Funds ▪ Prospectus	151

DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Lifecycle Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund or Funds in which you want to invest and amount per Fund to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Funds an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Funds must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return the money you sent.

•

If you invest in the Premier Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Funds do not receive good funds through wire transfer, they will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

152	Prospectus ▪ TIAA-CREF Lifecycle Funds

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds’ Market Timing/Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Premier Class

          Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Funds at: 800 914-8922; or

•	write to the Funds at: TIAA-CREF Lifecycle Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Funds reinvest redemption proceeds in (1) Premier Class shares of other funds or series of the

TIAA-CREF Lifecycle Funds ▪ Prospectus	153

TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Funds may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Funds will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Funds by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Funds send redemption proceeds to the Eligible Investor on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

154	Prospectus ▪ TIAA-CREF Lifecycle Funds

          The Funds generally send redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Funds generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund or an Underlying Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Premier Class

          Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of a Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of a Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of a Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a

TIAA-CREF Lifecycle Funds ▪ Prospectus	155

CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF Lifecycle Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in a Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Funds, including if it is considered to be market-timing activity.

156	Prospectus ▪ TIAA-CREF Lifecycle Funds

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Funds are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

•	state-sponsored tuition savings plans or prepaid plans,

•	insurance company separate accounts,

•	employer-sponsored employee benefit plans, or

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

           Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

           Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

TIAA-CREF Lifecycle Funds ▪ Prospectus	157

•	Certain financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent, including:

•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Funds for any services provided to clients who hold Fund shares through such entities,

•	Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Funds for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Funds may approve from time to time.

          Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Funds is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in a Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

158	Prospectus ▪ TIAA-CREF Lifecycle Funds

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Funds’ management, over a reasonable period of time. At its sole discretion, each Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Funds may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Funds’ management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

           Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior

TIAA-CREF Lifecycle Funds ▪ Prospectus	159

notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

          As described above, the Funds impose minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Lifecycle Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

160	Prospectus ▪ TIAA-CREF Lifecycle Funds

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund or Funds in which you want to invest and the amount per Fund to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

           To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Lifecycle Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Lifecycle Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in each Fund.

           Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return these investments.

•

If you invest in the Institutional Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Funds).

•

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer, the Funds will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for

TIAA-CREF Lifecycle Funds ▪ Prospectus	161

all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds’ Market Timing/Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

           In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds or their intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an

162	Prospectus ▪ TIAA-CREF Lifecycle Funds

Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

           Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

           Points to Remember—for All Redemptions

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

           Redemption Proceeds—All Investors

          Usually, the Funds send redemption proceeds on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Funds generally send redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Funds generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

           In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature

TIAA-CREF Lifecycle Funds ▪ Prospectus	163

sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund or an Underlying Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

           Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in a Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in a fund and a purchase of shares in another fund.)

           Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

           Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Funds and/or accounts you want to exchange between.

           Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is

164	Prospectus ▪ TIAA-CREF Lifecycle Funds

deemed to be harmful to a Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Funds will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

           Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a

TIAA-CREF Lifecycle Funds ▪ Prospectus	165

voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

           Mandatory Conversions

          The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier or Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

166	Prospectus ▪ TIAA-CREF Lifecycle Funds

          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserve the right to waive or reduce the minimum account size for a Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Funds charge an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Funds reserve the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the

TIAA-CREF Lifecycle Funds ▪ Prospectus	167

annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to

168	Prospectus ▪ TIAA-CREF Lifecycle Funds

accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Lifecycle Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          TIAA-CREF Web Center and Telephone Transactions. The Funds are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Funds also tape records telephone instructions and provide written confirmations of such instructions. The Funds accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Funds and other funds in an effort to “time” the market. As money is shifted in and out of a Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of

TIAA-CREF Lifecycle Funds ▪ Prospectus	169

pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management. The Funds’ management may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Funds’ efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Funds’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

          The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Funds

170	Prospectus ▪ TIAA-CREF Lifecycle Funds

may agree to defer to an intermediary’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Funds through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

TIAA-CREF Lifecycle Funds ▪ Prospectus	171

           ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

172	Prospectus ▪ TIAA-CREF Lifecycle Funds

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: A bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default.

Investment Glidepath: The general movement of the target allocations of the Funds (other than the Lifecycle Retirement Income Fund) from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as a Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating

TIAA-CREF Lifecycle Funds ▪ Prospectus	173

organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

Short-Term Fixed Income: Fixed Income Securities with maturities from less than one year to five years.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

174	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Lifecycle Funds for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Lifecycle Funds ▪ Prospectus	175

FINANCIAL HIGHLIGHTS

LIFECYCLE RETIREMENT INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class			Institutional Class

	9/30/09	11/30/07 to 9/30/08	**	9/30/09	11/30/07 to 9/30/08	**

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$8.65	$10.00		$8.65	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.21	0.31		0.23	0.34
Net realized and
unrealized gain (loss)
on total investments	0.19	(1.34)		0.19	(1.36)

Total gain (loss) from
investment operations	0.40	(1.03)		0.42	(1.02)

Less distributions from:
Net investment income	(0.21)	(0.32)		(0.22)	(0.33)
Net realized gains	—	—		—	—

Total distributions	(0.21)	(0.32)		(0.22)	(0.33)

Net asset value, end of period	$8.84	$8.65		$8.85	$8.65

TOTAL RETURN	4.86%	(10.49%	)(b)	5.19%	(10.37%	)(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$19,384	$4,800		$5,554	$2,691
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	1.01%	1.79%	(c)	0.73%	1.49%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	(c)	0.00%	0.00%	(c)
Ratio of net investment
income to average
net assets	2.59%	4.00%	(c)	2.86%	4.30%	(c)
Portfolio turnover rate	38%	26%	(b)	38%	26%	(b)

See notes to financial highlights.

176	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE RETIREMENT INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class			Premier Class	§

	9/30/09	11/30/07 to 9/30/08	**	9/30/09 to 9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$8.65	$10.00		$8.85

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.32		—	(d)
Net realized and
unrealized gain (loss)
on total investments	0.19	(1.34)		—

Total gain (loss) from
investment operations	0.42	(1.02)		—	(d)

Less distributions from:
Net investment income	(0.22)	(0.33)		—
Net realized gains	—	—		—

Total distributions	(0.22)	(0.33)		—

Net asset value, end of period	$8.85	$8.65		$8.85

TOTAL RETURN	5.16%	(10.37%	)(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$8,460	$6,171		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.97%	1.72%	(c)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.05%	0.00%	(c)	0.15%	(c)
Ratio of net investment
income to average
net assets	2.92%	4.09%	(c)	0.00%	(c)
Portfolio turnover rate	38%	26%	(b)	38%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	177

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2010 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	10/15/04 to 9/30/05	*	10/04/04 to 9/30/05	†

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.06	$12.04	$10.99	$10.61	$9.92		$10.00

Gain (loss) from investment operations:
Net investment
income (a)	0.24	0.37	0.34	0.36	0.26		0.26
Net realized and
unrealized gain (loss)
on total investments	0.05	(1.95)	0.98	0.29	0.70		0.62

Total gain (loss) from
investment operations	0.29	(1.58)	1.32	0.65	0.96		0.88

Less distributions from:
Net investment income	(0.21)	(0.34)	(0.24)	(0.25)	(0.27)		(0.27)
Net realized gains	(0.09)	(0.06)	(0.03)	(0.02)	—	(d)	—	(d)

Total distributions	(0.30)	(0.40)	(0.27)	(0.27)	(0.27)		(0.27)

Net asset value, end of period	$10.05	$10.06	$12.04	$10.99	$10.61		$10.61

TOTAL RETURN	3.36%	(13.59% )	12.21%	6.32%	9.76%	(b)	8.88%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$395,514	$351,907	$255,875	$59,699	$3,770		$3,770
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.51%	0.46%	0.48%	0.69%	0.46%	(c)	0.46%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	0.26%	0.33%	0.46%	(c)	0.46%	(c)
Ratio of net investment
income to average
net assets	2.76%	3.27%	2.93%	3.32%	2.57%	(c)	2.573%	(c)
Portfolio turnover rate	60%	26%	12%	13%	11%	(b)	11%	(b)

See notes to financial highlights.

178	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2010 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class				Premier Class	§

	9/30/09	9/30/08	1/17/07 to 9/30/07	‡	9/30/09 to 9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$9.02	$10.83	$10.00		$8.97

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.32	0.22		—	(d)
Net realized and unrealized
gain (loss) on total
investments	0.05	(1.71)	0.61		—

Total gain (loss) from
investment operations	0.28	(1.39)	0.83		—	(d)

Less distributions from:
Net investment income	(0.24)	(0.36)	—		—
Net realized gains	(0.09)	(0.06)	—		—

Total distributions	(0.33)	(0.42)	—		—

Net asset value, end of period	$8.97	$9.02	$10.83		$8.97

TOTAL RETURN	3.63%	(13.37% )	8.30%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$17,753	$9,649	$3,735		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.21%	0.17%	0.31%	(c)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.00%	0.00%	0.00%	(c)	0.15%	(c)
Ratio of net investment
income to average
net assets	2.90%	3.24%	3.04%	(c)	0.00%	(c)
Portfolio turnover rate	60%	26%	12%	(b)	60%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	179

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2015 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	10/15/04 to 9/30/05	*	10/04/04 to 9/30/05	†

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$9.99	$12.26	$11.06	$10.66	$9.90		$10.00

Gain (loss) from investment operations:
Net investment
income (a)	0.22	0.35	0.32	0.31	0.26		0.26
Net realized and
unrealized gain (loss)
on total investments	(0.02)	(2.23)	1.16	0.40	0.79		0.69

Total gain (loss) from
investment operations	0.20	(1.88)	1.48	0.71	1.05		0.95

Less distributions from:
Net investment income	(0.21)	(0.32)	(0.26)	(0.26)	(0.29)		(0.29)
Net realized gains	(0.04)	(0.07)	(0.02)	(0.05)	—	(d)	—	(d)

Total distributions	(0.25)	(0.39)	(0.28)	(0.31)	(0.29)		(0.29)

Net asset value, end of period	$9.94	$9.99	$12.26	$11.06	$10.66		$10.66

TOTAL RETURN	2.49%	(15.83% )	13.60%	6.80%	10.64%	(b)	9.54%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$456,392	$295,996	$201,246	$53,660	$5,628		$5,628
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.51%	0.47%	0.49%	0.61%	0.46%	(c)	0.46%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	0.26%	0.33%	0.46%	(c)	0.46%	(c)
Ratio of net investment
income to average
net assets	2.57%	3.08%	2.74%	2.91%	2.57%	(c)	2.54%	(c)
Portfolio turnover rate	34%	22%	15%	6%	3%	(b)	3%	(b)

See notes to financial highlights.

180	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2015 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class				Premier Class	§

	9/30/09	9/30/08	1/17/07 to 9/30/07	‡	9/30/09 to 9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$8.84	$10.88	$10.00		$8.75

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.33	0.18		—	(d)
Net realized and unrealized
gain (loss) on total
investments	(0.02)	(1.96)	0.70		—

Total gain (loss) from
investment operations	0.18	(1.63)	0.88		—	(d)

Less distributions from:
Net investment income	(0.23)	(0.34)	—		—
Net realized gains	(0.04)	(0.07)	—		—

Total distributions	(0.27)	(0.41)	—		—

Net asset value, end of period	$8.75	$8.84	$10.88		$8.75

TOTAL RETURN	2.66%	(15.57% )	8.80%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$18,419	$6,896	$3,525		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.21%	0.17%	0.32%	(c)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.00%	0.00%	0.00%	(c)	0.15%	(c)
Ratio of net investment
income to average
net assets	2.59%	3.36%	2.37%	(c)	0.00%	(c)
Portfolio turnover rate	34%	22%	15%	(b)	34%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	181

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2020 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	10/15/04 to 9/30/05	*	10/04/04 to 9/30/05	†

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$9.87	$12.48	$11.18	$10.71	$9.89		$10.00

Gain (loss) from investment operations:
Net investment
income (a)	0.20	0.32	0.29	0.29	0.21		0.21
Net realized and
unrealized gain (loss)
on total investments	(0.11)	(2.52)	1.28	0.48	0.91		0.80

Total gain (loss) from
investment operations	0.09	(2.20)	1.57	0.77	1.12		1.01

Less distributions from:
Net investment income	(0.17)	(0.32)	(0.26)	(0.27)	(0.30)		(0.30)
Net realized gains	(0.05)	(0.09)	(0.01)	(0.03)	—	(d)	—	(d)

Total distributions	(0.22)	(0.41)	(0.27)	(0.30)	(0.30)		(0.30)

Net asset value, end of period	$9.74	$9.87	$12.48	$11.18	$10.71		$10.71

TOTAL RETURN	1.40%	(18.21% )	14.23%	7.30%	11.46%	(b)	10.24%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$479,735	$277,700	$181,152	$45,193	$2,874		$2,874
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.51%	0.48%	0.50%	0.70%	0.46%	(c)	0.46%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	0.26%	0.32%	0.46%	(c)	0.46%	(c)
Ratio of net investment
income to average
net assets	2.41%	2.87%	2.42%	2.66%	2.11%	(c)	2.07%	(c)
Portfolio turnover rate	27%	20%	20%	1%	12%	(b)	12%	(b)

See notes to financial highlights.

182	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2020 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class				Premier Class	§

	9/30/09	9/30/08	1/17/07 to 9/30/07	‡	9/30/09 to 9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$8.58	$10.89	$10.00		$8.43

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.28	0.13		—	(d)
Net realized and unrealized
gain (loss) on total
investments	(0.09)	(2.16)	0.76		—

Total gain (loss) from
investment operations	0.09	(1.88)	0.89		—	(d)

Less distributions from:
Net investment income	(0.19)	(0.34)	—		—
Net realized gains	(0.05)	(0.09)	—		—

Total distributions	(0.24)	(0.43)	—		—

Net asset value, end of period	$8.43	$8.58	$10.89		$8.43

TOTAL RETURN	1.66%	(17.95% )	8.90%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$16,959	$5,618	$1,472		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.21%	0.19%	0.43%	(c)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.00%	0.00%	0.00%	(c)	0.15%	(c)
Ratio of net investment
income to average
net assets	2.45%	2.91%	1.83%	(c)	0.00%	(c)
Portfolio turnover rate	27%	20%	20%	(b)	27%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	183

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2025 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	10/15/04 to 9/30/05	*	10/04/04 to 9/30/05	†

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$9.75	$12.62	$11.24	$10.75	$9.87		$10.00

Gain (loss) from investment operations:
Net investment
income (a)	0.18	0.30	0.26	0.25	0.19		0.19
Net realized and
unrealized gain (loss)
on total investments	(0.21)	(2.78)	1.42	0.55	1.01		0.88

Total gain (loss) from
investment operations	(0.03)	(2.48)	1.68	0.80	1.20		1.07

Less distributions from:
Net investment income	(0.15)	(0.31)	(0.28)	(0.28)	(0.32)		(0.32)
Net realized gains	(0.06)	(0.08)	(0.02)	(0.03)	—	(d)	—	(d)

Total distributions	(0.21)	(0.39)	(0.30)	(0.31)	(0.32)		(0.32)

Net asset value, end of period	$9.51	$9.75	$12.62	$11.24	$10.75		$10.75

TOTAL RETURN	0.08%	(20.25% )	15.18%	7.59%	12.24%	(b)	10.78%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$447,297	$246,043	$143,559	$34,164	$4,095		$4,095
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.52%	0.49%	0.53%	0.73%	0.46%	(c)	0.46%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	0.26%	0.33%	0.46%	(c)	0.46%	(c)
Ratio of net investment
income to average
net assets	2.27%	2.64%	2.12%	2.25%	1.86%	(c)	1.83%	(c)
Portfolio turnover rate	22%	17%	25%	3%	2%	(b)	2%	(b)

See notes to financial highlights.

184	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2025 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class				Premier Class	§

	9/30/09	9/30/08	1/17/07 to 9/30/07	‡	9/30/09 to 9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$8.41	$10.93	$10.00		$8.17

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.26	0.11		—	(d)
Net realized and unrealized
gain (loss) on total
investments	(0.17)	(2.37)	0.82		—

Total gain (loss) from
investment operations	(0.01)	(2.11)	0.93		—	(d)

Less distributions from:
Net investment income	(0.17)	(0.33)	—		—
Net realized gains	(0.06)	(0.08)	—		—

Total distributions	(0.23)	(0.41)	—		—

Net asset value, end of period	$8.17	$8.41	$10.93		$8.17

TOTAL RETURN	0.37%	(20.04% )	9.30%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$17,434	$5,096	$2,204		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.22%	0.19%	0.38%	(c)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.00%	0.00%	0.00%	(c)	0.15%	(c)
Ratio of net investment
income to average
net assets	2.21%	2.63%	1.45%	(c)	0.00%	(c)
Portfolio turnover rate	22%	17%	25%	(b)	22%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	185

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2030 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	10/15/04 to 9/30/05	*	10/04/04 to 9/30/05	†

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$9.65	$12.81	$11.30	$10.74	$9.85		$10.00

Gain (loss) from investment operations:
Net investment
income (a)	0.16	0.28	0.24	0.23	0.17		0.17
Net realized and
unrealized gain (loss)
on total investments	(0.34)	(3.03)	1.55	0.63	1.05		0.90

Total gain (loss) from
investment operations	(0.18)	(2.75)	1.79	0.86	1.22		1.07

Less distributions from:
Net investment income	(0.15)	(0.32)	(0.26)	(0.27)	(0.33)		(0.33)
Net realized gains	(0.04)	(0.09)	(0.02)	(0.03)	—	(d)	—	(d)

Total distributions	(0.19)	(0.41)	(0.28)	(0.30)	(0.33)		(0.33)

Net asset value, end of period	$9.28	$9.65	$12.81	$11.30	$10.74		$10.74

TOTAL RETURN	(1.41% )	(22.21% )	16.07%	8.20%	12.55%	(b)	10.86%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$429,188	$222,388	$128,768	$29,807	$3,017		$3,017
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.52%	0.50%	0.55%	0.85%	0.46%	(c)	0.46%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	0.26%	0.33%	0.46%	(c)	0.46%	(c)
Ratio of net investment
income to average
net assets	2.05%	2.43%	1.94%	2.06%	1.72%	(c)	1.68%	(c)
Portfolio turnover rate	18%	17%	29%	0% (f)	5%	(b)	5%	(b)

See notes to financial highlights.

186	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2030 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class				Premier Class	§

	9/30/09	9/30/08	1/17/07 to 9/30/07	‡	9/30/09 to 9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$8.22	$10.96	$10.00		$7.87

Gain (loss) from investment operations:
Net investment income (a)	0.14	0.26	0.02		—	(d)
Net realized and unrealized
gain (loss) on total
investments	(0.28)	(2.58)	0.94		—

Total gain (loss) from
investment operations	(0.14)	(2.32)	0.96		—	(d)

Less distributions from:
Net investment income	(0.17)	(0.33)	—		—
Net realized gains	(0.04)	(0.09)	—		—

Total distributions	(0.21)	(0.42)	—		—

Net asset value, end of period	$7.87	$8.22	$10.96		$7.87

TOTAL RETURN	(1.14% )	(21.99% )	9.60%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$15,396	$4,003	$1,735		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.22%	0.19%	0.46%	(c)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.00%	0.00%	0.00%	(c)	0.15%	(c)
Ratio of net investment
income to average
net assets	2.11%	2.68%	0.33%	(c)	0.00%	(c)
Portfolio turnover rate	18%	17%	29%	(b)	18%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	187

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2035 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	10/15/04 to 9/30/05	*	10/04/04 to 9/30/05	†

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$9.68	$12.98	$11.38	$10.78	$9.83		$10.00

Gain (loss) from investment operations:
Net investment
income (a)	0.14	0.25	0.21	0.19	0.16		0.16
Net realized and
unrealized gain (loss)
on total investments	(0.38)	(3.16)	1.68	0.73	1.14		0.97

Total gain (loss) from
investment operations	(0.24)	(2.91)	1.89	0.92	1.30		1.13

Less distributions from:
Net investment income	(0.16)	(0.31)	(0.27)	(0.28)	(0.35)		(0.35)
Net realized gains	(0.04)	(0.08)	(0.02)	(0.04)	—	(d)	—	(d)

Total distributions	(0.20)	(0.39)	(0.29)	(0.32)	(0.35)		(0.35)

Net asset value, end of period	$9.24	$9.68	$12.98	$11.38	$10.78		$10.78

TOTAL RETURN	(1.94% )	(23.10% )	16.91%	8.62%	13.36%	(b)	11.43%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$421,832	$197,256	$102,014	$19,426	$2,713		$2,713
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.51%	0.51%	0.60%	1.03%	0.46%	(c)	0.46%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	0.26%	0.33%	0.46%	(c)	0.46%	(c)
Ratio of net investment
income to average
net assets	1.86%	2.22%	1.72%	1.76%	1.57%	(c)	1.53%	(c)
Portfolio turnover rate	15%	17%	24%	1%	5%	(b)	5%	(b)

See notes to financial highlights.

188	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2035 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class				Premier Class	§

	9/30/09	9/30/08	1/17/07 to 9/30/07	‡	9/30/09 to 9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$8.16	$11.00	$10.00		$7.75

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.23	0.07		—	(d)
Net realized and unrealized
gain (loss) on total
investments	(0.31)	(2.66)	0.93		—

Total gain (loss) from
investment operations	(0.19)	(2.43)	1.00		—	(d)

Less distributions from:
Net investment income	(0.18)	(0.33)	—		—
Net realized gains	(0.04)	(0.08)	—		—

Total distributions	(0.22)	(0.41)	—		—

Net asset value, end of period	$7.75	$8.16	$11.00		$7.75

TOTAL RETURN	(1.67% )	(22.94% )	10.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$14,247	$3,569	$1,432		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.21%	0.21%	0.55%	(c)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.00%	0.00%	0.00%	(c)	0.15%	(c)
Ratio of net investment
income to average
net assets	1.87%	2.35%	0.90%	(c)	0.00%	(c)
Portfolio turnover rate	15%	17%	24%	(b)	15%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	189

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2040 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/09	9/30/08	9/30/07	9/30/06	10/15/04 to 9/30/05	*	10/04/04 to 9/30/05	†

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$9.83	$13.16	$11.45	$10.81	$9.82		$10.00

Gain (loss) from investment operations:
Net investment
income (a)	0.15	0.26	0.20	0.17	0.15		0.15
Net realized and
unrealized gain (loss)
on total investments	(0.38)	(3.21)	1.82	0.79	1.21		1.03

Total gain (loss) from
investment operations	(0.23)	(2.95)	2.02	0.96	1.36		1.18

Less distributions from:
Net investment income	(0.16)	(0.31)	(0.28)	(0.27)	(0.37)		(0.37)
Net realized gains	(0.04)	(0.07)	(0.03)	(0.05)	—	(d)	—	(d)

Total distributions	(0.20)	(0.38)	(0.31)	(0.32)	(0.37)		(0.37)

Net asset value, end of period	$9.40	$9.83	$13.16	$11.45	$10.81		$10.81

TOTAL RETURN	(1.91% )	(23.09% )	17.93%	9.04%	13.93%	(b)	11.88%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$639,490	$285,171	$141,996	$21,093	$2,066		$2,066
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.50%	0.48%	0.57%	1.19%	0.46%	(c)	0.46%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	0.26%	0.33%	0.46%	(c)	0.46%	(c)
Ratio of net investment
income to average
net assets	1.84%	2.21%	1.59%	1.50%	1.45%	(c)	1.41%	(c)
Portfolio turnover rate	14%	16%	18%	17%	10%	(b)	10%	(b)

See notes to financial highlights.

190	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2040 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class				Premier Class	§

	9/30/09	9/30/08	1/17/07 to 9/30/07	‡	9/30/09 to 9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$8.21	$11.04	$10.00		$7.81

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.23	0.06		—	(d)
Net realized and unrealized
gain (loss) on total
investments	(0.31)	(2.67)	0.98		—

Total gain (loss) from
investment operations	(0.19)	(2.44)	1.04		—	(d)

Less distributions from:
Net investment income	(0.17)	(0.32)	—		—
Net realized gains	(0.04)	(0.07)	—		—

Total distributions	(0.21)	(0.39)	—		—

Net asset value, end of period	$7.81	$8.21	$11.04		$7.81

TOTAL RETURN	(1.66% )	(22.87% )	10.40%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$21,359	$5,714	$2,414		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.20%	0.18%	0.44%	(c)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.00%	0.00%	0.00%	(c)	0.15%	(c)
Ratio of net investment
income to average
net assets	1.86%	2.39%	0.78%	(c)	0.00%	(c)
Portfolio turnover rate	14%	16%	18%	(b)	14%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	191

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2045 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class			Institutional Class
		11/30/07	**		11/30/07	**
		to			to
	9/30/09	9/30/08		9/30/09	9/30/08
SELECTED PER SHARE DATA
Net asset value,
beginning of period	$7.56	$10.00		$7.57	$10.00
Gain (loss) from investment operations:
Net investment income (a)	0.07	0.16		0.12	0.26
Net realized and unrealized
loss on total investments	(0.33)	(2.38)		(0.37)	(2.47)
Total loss from
investment operations	(0.26)	(2.22)		(0.25)	(2.21)
Less distributions from:
Net investment income	(0.12)	(0.22)		(0.12)	(0.22)
Net realized gains	(0.04)	—		(0.04)	—
Total distributions	(0.16)	(0.22)		(0.16)	(0.22)
Net asset value, end of period	$7.14	$7.56		$7.16	$7.57

TOTAL RETURN	(2.93% )	(22.69%	)(b)	(2.68% )	(22.57%	)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$30,587	$3,287		$2,039	$780
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	0.98%	6.60%	(c)	0.70%	6.40%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	(c)	0.00%	0.00%	(c)
Ratio of net investment
income to average
net assets	1.21%	2.23%	(c)	1.95%	3.55%	(c)
Portfolio turnover rate	8%	27%	(b)	8%	27%	(b)

See notes to financial highlights.

192	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2045 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Premier Class	§
	9/30/09
	to
	9/30/09
SELECTED PER SHARE DATA
Net asset value,
beginning of period	$7.16
Gain (loss) from investment operations:
Net investment income (a)	—	(d)
Net realized and unrealized
gain on total investments	—
Total gain from
investment operations	—	(d)
Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$7.16

TOTAL RETURN	0.00%	(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.15%	(c)
Ratio of net investment
income to average
net assets	0.00%	(c)
Portfolio turnover rate	8%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	193

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2050 FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class			Institutional Class
		11/30/07	**		11/30/07	**
		to			to
	9/30/09	9/30/08		9/30/09	9/30/08
SELECTED PER SHARE DATA
Net asset value,
beginning of period	$7.62	$10.00		$7.64	$10.00
Gain (loss) from investment operations:
Net investment income (a)	0.08	0.20		0.12	0.27
Net realized and unrealized
loss on total investments	(0.42)	(2.36)		(0.45)	(2.41)
Total loss from
investment operations	(0.34)	(2.16)		(0.33)	(2.14)
Less distributions from:
Net investment income	(0.13)	(0.22)		(0.13)	(0.22)
Net realized gains	— (d)	—		— (d)	—
Total distributions	(0.13)	(0.22)		(0.13)	(0.22)
Net asset value, end of period	$7.15	$7.62		$7.18	$7.64

TOTAL RETURN	(4.08% )	(22.08%	)(b)	(3.81% )	(21.86%	)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$14,383	$1,973		$1,633	$783
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	1.45%	7.70%	(c)	1.18%	7.46%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.25%	0.25%	(c)	0.00%	0.00%	(c)
Ratio of net investment
income to average
net assets	1.35%	2.75%	(c)	2.04%	3.55%	(c)
Portfolio turnover rate	18%	73%	(b)	18%	73%	(b)

See notes to financial highlights.

194	Prospectus ▪ TIAA-CREF Lifecycle Funds

FINANCIAL HIGHLIGHTS	(concluded)

LIFECYCLE 2050 FUND ▪FOR THE PERIOD OR YEAR ENDED

	Premier	§
	Class
	9/30/09 to 9/30/09
SELECTED PER SHARE DATA
Net asset value,
beginning of period	$7.18
Gain (loss) from investment operations:
Net investment income (a)	—	(d)
Net realized and unrealized
gain on total investments	—
Total gain from
investment operations	—	(d)
Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$7.18

TOTAL RETURN	0.00%	(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	220.71%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.15%	(c)
Ratio of net investment
income to average
net assets	0.00%	(c)
Portfolio turnover rate	18%

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Prospectus	195

FINANCIAL HIGHLIGHTS (NOTES)

TIAA-CREF LIFECYCLE FUNDS

*	The Retirement Class effective date of SEC registration was October 15, 2004.
**	Fund commenced operations on November 30, 2007.
†	The Retirement Class commenced operations on October 4, 2004.
‡	The Institutional Class commenced operations on January 17, 2007.
§	The Premier Class commenced operations on September 30, 2009.
(a)	Per share information is calculated based on average number of shares outstanding.
(b)	The percentage for the period of less than one year is not annualized.
(c)	The percentages shown for this period are annualized.
(d)	Amount represents less than $0.01 per share.
(e)	The Fund’s expenses do not include the expenses of the Underlying Funds.
(f)	Percentage is less than 1%.

196	Prospectus ▪ TIAA-CREF Lifecycle Funds

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Funds’ SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201
Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Funds’ SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, social security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A12013 (2/10)

PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF LIFECYCLE
INDEX FUNDS
of the TIAA-CREF Funds

Fund Class Ticker:	Retirement Class	Premier Class	Institutional Class
▪ Lifecycle Index Retirement Income Fund	TRCIX	TLIPX	TRILX
▪ Lifecycle Index 2010 Fund	TLTRX	TLTPX	TLTIX
▪ Lifecycle Index 2015 Fund	TLGRX	TLFPX	TLFIX
▪ Lifecycle Index 2020 Fund	TLWRX	TLWPX	TLWIX
▪ Lifecycle Index 2025 Fund	TLQRX	TLVPX	TLQIX
▪ Lifecycle Index 2030 Fund	TLHRX	TLHPX	TLHIX
▪ Lifecycle Index 2035 Fund	TLYRX	TLYPX	TLYIX
▪ Lifecycle Index 2040 Fund	TLZRX	TLPRX	TLZIX
▪ Lifecycle Index 2045 Fund	TLMRX	TLMPX	TLXIX
▪ Lifecycle Index 2050 Fund	TLLRX	TLLPX	TLLIX

This Prospectus describes the Retirement, Premier and Institutional Class shares offered by ten investment portfolios (each, a “Fund”) of the TIAA-CREF Funds (the “Trust”). These Funds comprise the TIAA-CREF Lifecycle Index Funds (the “Lifecycle Index Funds”), a sub-family of funds offered by the Trust.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX RETIREMENT INCOME FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TRCIX Premier TTFPX Institutional TTFIX

INVESTMENT OBJECTIVE

          The Lifecycle Index Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement	Premier	Institutional
	Class	Class	Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

6	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	1.55%	1.30%	1.20%
Acquired Fund Fees and Expenses[3]	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.84%	1.69%	1.44%
Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%
Net Annual Fund Operating Expenses	0.46%	0.36%	0.21%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement	Premier	Institutional
	Class	Class	Class

1 Year	$49	$37	$22
3 Years	$444	$402	$334
5 Years	$866	$792	$669
10 Years	$2,045	$1,886	$1,618

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	7

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively fixed, more conservative asset allocation strategy that will not gradually adjust over time and is designed for investors who are already in or entering retirement (i.e., have already passed their retirement year). The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund pursues this objective by investing in a diversified portfolio of approximately 40% stocks and 60% bonds. The Fund expects to allocate approximately 40.0% of its assets to equity Underlying Funds and 60.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 30.0%; International Equity: 10.0%; Fixed Income: 50.0%; and Inflation-Protected Assets: 10.0%. Investors should note that the allocations listed above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets).

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and

8	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change. The Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	9

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

	•	Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline

10	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•	There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	11

shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2010 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLTRX Premier TLTPX Institutional TLFIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement	Premier	Institutional
	Class	Class	Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	1.55%	1.30%	1.20%
Acquired Fund Fees and Expenses[3]	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.83%	1.68%	1.43%
Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%
Net Annual Fund Operating Expenses	0.45%	0.35%	0.20%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	13

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement	Premier	Institutional
	Class	Class	Class

1 Year	$46	$36	$20
3 Years	$441	$399	$331
5 Years	$861	$787	$664
10 Years	$2,034	$1,875	$1,607

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the

14	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 50.00% of its assets to equity Underlying Funds and 50.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2010 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2017 to 2020. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 37.5%; International Equity: 12.5%; Fixed Income: 44.0%; and Inflation-Protected Assets: 6.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	15

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

16	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	17

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

18	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	19

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2015 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLGRX Premier TLFPX Institutional TLFIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	1.55%	1.30%	1.20%

Acquired Fund Fees and Expenses[3]	0.12%	0.12%	0.12%

Total Annual Fund Operating Expenses	1.82%	1.67%	1.42%

Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%

Net Annual Fund Operating Expenses	0.44%	0.34%	0.19%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	21

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$45	$35	$19
3 Years	$438	$396	$328
5 Years	$856	$782	$659
10 Years	$2,023	$1,864	$1,595

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

22	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 58.00% of its assets to equity Underlying Funds and 42.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2015 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2022 to 2025. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 43.5%; International Equity: 14.5%; Fixed Income: 38.0%; and Inflation-Protected Assets: 4.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	23

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the

24	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	25

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

26	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell

Title:	Managing Director	Managing Director	Director

Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	27

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2020 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLWRX Premier TLWPX Institutional TLWIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	1.55%	1.30%	1.20%

Acquired Fund Fees and Expenses[3]	0.13%	0.13%	0.13%

Total Annual Fund Operating Expenses	1.83%	1.68%	1.43%

Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%

Net Annual Fund Operating Expenses	0.45%	0.35%	0.20%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	29

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$46	$36	$20

3 Years	$441	$399	$331

5 Years	$861	$787	$664

10 Years	$2,034	$1,875	$1,607

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

30	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 66.0% of its assets to equity Underlying Funds and 34.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2020 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2027 to 2030. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 49.5%; International Equity: 16.5%; Fixed Income: 32.0%; and Inflation-Protected Assets: 2.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	31

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the

32	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	33

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

34	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell

Title:	Managing Director	Managing Director	Director

Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	35

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2025 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLQRX Premier TLVPX Institutional TLQIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	1.55%	1.30%	1.20%
Acquired Fund Fees and Expenses[3]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.82%	1.67%	1.42%
Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%
Net Annual Fund Operating Expenses	0.44%	0.34%	0.19%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	37

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$45	$35	$19
3 Years	$438	$396	$328
5 Years	$856	$782	$659
10 Years	$2,023	$1,864	$1,595

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

38	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 74.0% of its assets to equity Underlying Funds and 26.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2025 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2032 to 2035. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 55.5%; International Equity: 18.5%; Fixed Income: 26.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	39

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the

40	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	41

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

42	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	43

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2030 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLHRX Premier TLHPX Institutional TLHIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	1.55%	1.30%	1.20%
Acquired Fund Fees and Expenses[3]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.82%	1.67%	1.42%
Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%
Net Annual Fund Operating Expenses	0.44%	0.34%	0.19%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	45

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

           Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$45	$35	$19
3 Years	$438	$396	$328
5 Years	$856	$782	$659
10 Years	$2,023	$1,864	$1,595

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

46	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 82.0% of its assets to equity Underlying Funds and 18.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2030 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2037 to 2040. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 61.5%; International Equity: 20.5%; Fixed Income: 18.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	47

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the

48	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	49

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

50	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	51

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2035 FUND

of the TIAA-CREF Funds

Class Ticker: Retirement TLYRX Premier TLYPX Institutional TLYIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	1.55%	1.30%	1.20%
Acquired Fund Fees and Expenses[3]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.82%	1.67%	1.42%
Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%
Net Annual Fund Operating Expenses	0.44%	0.34%	0.19%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	53

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$45	$35	$19
3 Years	$438	$396	$328
5 Years	$856	$782	$659
10 Years	$2,023	$1,864	$1,595

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

54	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2035 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2042 to 2045. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 67.5%; International Equity: 22.5%; Fixed Income: 10.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	55

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the

56	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	57

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

58	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	59

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

60	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2040 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLZRX Premier TLPRX Institutional TLZIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	1.55%	1.30%	1.20%
Acquired Fund Fees and Expenses[3]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.82%	1.67%	1.42%
Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%
Net Annual Fund Operating Expenses	0.44%	0.34%	0.19%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	61

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Funds’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

           Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$45	$35	$19
3 Years	$438	$396	$328
5 Years	$856	$782	$659
10 Years	$2,023	$1,864	$1,595

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

62	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2040 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2047 to 2050. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 67.5%; International Equity: 22.5%; Fixed Income: 10.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	63

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the

64	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	65

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

66	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	67

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

68	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2045 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLMRX Premier TLMPX Institutional TLXIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—
Other Expenses[2]	1.55%	1.30%	1.20%
Acquired Fund Fees and Expenses[3]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.82%	1.67%	1.42%
Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%
Net Annual Fund Operating Expenses	0.44%	0.34%	0.19%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	69

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$45	$35	$19
3 Years	$438	$396	$328
5 Years	$856	$782	$659
10 Years	$2,023	$1,864	$1,595

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

70	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2045 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2052 to 2055. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 67.5%; International Equity: 22.5%; Fixed Income: 10.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	71

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the

72	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	73

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

74	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	75

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

76	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

SUMMARY INFORMATION

TIAA-CREF LIFECYCLE INDEX 2050 FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TLLRX Premier TLLPX Institutional TLLIX

INVESTMENT OBJECTIVE

          The Lifecycle Index 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	1.55%	1.30%	1.20%

Acquired Fund Fees and Expenses[3]	0.12%	0.12%	0.12%

Total Annual Fund Operating Expenses	1.82%	1.67%	1.42%

Waivers and Expense Reimbursements[4,5]	1.38%	1.33%	1.23%

Net Annual Fund Operating Expenses	0.44%	0.34%	0.19%

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	77

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Fund.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Teachers Advisors, Inc. (“Advisors”), the Fund’s investment adviser, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

[5]

Advisors has contractually agreed to waive a portion of the Fund’s Management Fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2011, unless changed with approval of the Board of Trustees.

Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$45	$35	$19

3 Years	$438	$396	$328

5 Years	$856	$782	$659

10 Years	$2,023	$1,864	$1,595

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% (non-annualized) of the average value of its portfolio.

78	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

          The Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2050 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2057 to 2060. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 67.5%; International Equity: 22.5%; Fixed Income: 10.0%; and Short-Term Fixed Income: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s target market sector allocations to Underlying Funds include the TIAA-CREF Equity Index Fund (U.S. Equity); International Equity Index Fund (International Equity); Bond Index Fund (Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets). Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	79

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Index Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Index Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Index Retirement Income Fund is contained in the prospectus.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the

80	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	81

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 90 of the prospectus for detailed information about the risks described above.

82	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund has recently commenced operations. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell

Title:	Managing Director	Managing Director	Director

Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $5 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 136 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	83

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

84	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUNDS

          Each of the Funds is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially other investment pools or investment products (the “Underlying Funds”). In general, each Fund (except the Lifecycle Index Retirement Income Fund) is designed for investors who have a specific target retirement year in mind, and each Fund’s investments are adjusted from more aggressive to more conservative as a target retirement year approaches and for approximately seven to ten years afterwards. Generally, this means that each Fund’s investments (except the investments of the Lifecycle Index Retirement Income Fund) will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

          Each of the Lifecycle Index Funds has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek an investment return that tracks particular market indices.

          The Lifecycle Index Retirement Income Fund is not designed for investors who have a specific retirement year in mind and their allocations will not gradually adjust over time. Instead, the Lifecycle Index Retirement Income Fund is designed for investors who are already in or entering retirement (i.e., have already passed their target retirement year). The Lifecycle Index Retirement Income Fund has relatively fixed asset allocations between Underlying Funds that invest primarily in equity securities and those that invest primarily in fixed-income (including money market) securities.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

          No one can assure that the Funds will achieve their investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

MORE ABOUT THE FUNDS’ STRATEGY

         General Information About the Funds

          This Prospectus describes the shares of ten Lifecycle Index Funds, a sub-family of funds offered by the Trust. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	85

strategies, restrictions and associated risks. An investor should consider each Fund separately to determine if it is an appropriate investment. Allocations for the Funds are based on historical risk/return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

          Investment Glidepath and Target Allocations

          The target allocations along the investment glidepath for each Fund (except the Lifecycle Index Retirement Income Fund) will gradually become more conservative (i.e., invest less in Underlying Funds holding primarily equity securities and invest more in Underlying Funds holding primarily fixed-income securities) over time as the target retirement year of the Fund approaches and is passed.

          Investors should plan to fund their investment in a Fund up to and through their target retirement date. In the event that investors stop funding their investment in a Fund prior to their target retirement date, they should re-think whether they need to be in a different Fund. In addition, investors should note that each Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund, depending on performance of the equity markets generally.

          The following chart shows how the investment glidepath for each Fund (except the Lifecycle Index Retirement Income Fund) is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The Lifecycle Index Retirement Income Fund has relatively fixed asset allocations that will not gradually adjust over time. The actual asset allocations of any particular Fund may differ from this chart.

86	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

The Funds’ Investment Glidepath

          Future Potential Investments

          A portion of each Fund may be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received the necessary exemptive relief from the SEC.

          Rebalancing

          In order to maintain its target allocations, each of the Funds will invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the prescribed target allocation for a particular Fund, the Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Funds’ portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ COMPOSITE BENCHMARK INDEX

          The composite benchmark index for each of the Funds is a composite of four unmanaged benchmark indices that represent the four market sectors in which the Funds invest across the equity and fixed-income asset classes. The composite benchmark is created by applying the performance of the benchmark indices in proportion to each Fund’s target allocations across the market sectors. As a result, each Fund’s composite benchmark changes over time with changes in the Fund’s target allocations.

          The four market sectors and the related benchmark indices for the Lifecycle Index Funds are as follows: U.S. Equity (Russell 3000® Index); International

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	87

Equity (MSCI EAFE® Index); Fixed Income (Barclays Capital U.S. Aggregate Bond Index); Inflation-Protected Assets (U.S. Treasury Inflation Protected Securities (TIPS Index (Series L).

          The benchmark indices for the Lifecycle Index Funds are described below.

          Russell 3000® Index (U.S. Equity)

          The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2009, the market capitalization of companies in the Russell 3000® Index ranged from $20 million to $332.7 billion, with a mean market capitalization of $67.7 billion and a median market capitalization of $753 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

          MSCI EAFE® Index (International Equity)

          The MSCI EAFE ® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Barclays Capital U.S. Aggregate Bond Index (Fixed-Income)

          The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 8,413 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a

88	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

minimum maturity of one year and a minimum par amount outstanding of $250 million, and the securities must be rated investment-grade by two Nationally Recognized Statistical Rating Organizations (“NRSROs”).

          Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (Inflation-Protected)

          The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (formerly known as the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

ADDITIONAL INFORMATION ABOUT THE UNDERLYING FUNDS

          The following is a description of the objectives and principal investment strategies of the Underlying Funds of the Trust in which the Funds currently invest. For a discussion of the risks associated with these investments, see the “Principal Risks of the Funds and the Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectus for the Institutional Class of the TIAA-CREF Funds at www.tiaa-cref.org/prospectuses.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	89

Fund	Investment Objective and Strategies/Benchmark
Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of large-, mid- and small-cap equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index, which is also its benchmark index. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities within the Russell 3000® Index.

International Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index, which is also its benchmark index. Under normal circumstances, the Fund will invest primarily in equity securities of foreign issuers in at least three countries other than the United States. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities within the MSCI EAFE® Index.

Bond Index Fund

Seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities (including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed, commercial mortgage-backed and asset- backed securities) that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on the Barclays Capital U.S. Aggregate Bond Index. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities within the Barclays Capital U.S. Aggregate Bond Index

Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests primarily in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers, over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities. The Fund’s benchmark index is the Barclays Capital U.S. Treasury Inflation Protected Securities Index (formerly known as the Lehman Brothers U.S. Treasury Inflation Protected Securities Index), which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUNDS AND UNDERLYING FUNDS

          The assets of each of the Funds are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities. Each Fund is subject to asset allocation risk and index risk and, depending on the allocation of Fund assets among Underlying Funds, proportionately subject to the risks of equity securities and the risks of fixed-income securities. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

          Asset Allocation

          The Funds may not achieve their target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Fund underperforming other similar funds or cause an investor to

90	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

lose money. Although the allocation decisions of Advisors are intended to result in each Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Fund to not meet its investment objective. A Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of a Fund’s allocation can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Funds and the Underlying Funds.

•

Index Risk—Each of the Lifecycle Index Funds may invest in the Equity Index Fund, the International Equity Index Fund, and the Bond Index Fund (each, an “Underlying Index Fund” and collectively, the “Underlying Index Funds”.) Index risk is the risk that the performance of an Underlying Index Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although each Underlying Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Underlying Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Underlying Index Funds can guarantee that its performance will match or exceed its index for any period of time.

          Equity Securities

          Each of the Funds invests to some degree, at different levels depending on where it is on the investment glidepath, in equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Funds may increase or decrease as a result of their interest in equity securities. More specifically, the Funds, or any of the Funds’ portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that an Underlying Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	91

conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, an Underlying Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

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•

Foreign Investment Risk—Each of the Lifecycle Index Funds may include an allocation to the International Equity Fund and the Enhanced International Equity Index Fund, which is an Underlying Fund that invests primarily in foreign securities. Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          Fixed Income Securities

          A portion of each of the Funds is allocated to Underlying Funds investing primarily in fixed-income securities. An investment in fixed-income securities typically will be subject to the following investment risks described below:

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Underlying Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	93

companies may fail rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Underlying invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Underlying to properly value assets represented by such securities. In addition, the Underlying may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Underlying Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Underlying Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the

94	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

resulting decline in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in an Underlying Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in an Underlying Fund.

•

Special Risks Relating to Inflation-Indexed Bonds—The risk that market values of inflation-index bonds held by an Underlying Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed bonds fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those bonds could be adversely affected.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Funds and in fixed income and equity securities that are discussed in the “Summary Information” sections above, which risks may include some of the risks previously identified for fixed income and equity securities.

          No one can assure that the Fund or an Underlying Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

NON-PRINCIPAL INVESTMENT STRATEGIES OF UNDERLYING FUNDS

          The Equity Funds

          The Underlying Funds of the Trust that invest primarily in equity securities—the Equity Index and the International Equity Index Funds (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	95

          Each Equity Fund also may buy and sell (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Equity Funds may use such options and futures contracts for hedging, cash management and increasing total return. Futures contracts permit an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Equity Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, an Equity Fund may invest in investment company securities, such as ETFs. The Lifecycle Index Funds may also invest in ETFs, as well as ETNs, for investment exposure, cash management hedging or short-term defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When the Equity Funds or the Funds invest in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Unaffiliated Underlying Funds”), they will bear a proportionate share of expenses charged by these pools or products to their investors.

          The Equity Funds may also invest in derivatives and other similar financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies, as well as current regulations.

           The Fixed-Income Funds

          The Underlying Funds of the Trust that invest primarily in fixed-income securities—the Bond Fund and the Inflation-Linked Bond Funds (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, these Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so

96	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

           Investments for Temporary Defensive Purposes

          Each Underlying Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Underlying Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

          While each Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocation. Therefore, a Fund may sell shares of Underlying Funds regardless of how long they have been held. Although a Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust, it may bear brokerage commissions or other transaction costs when it transacts in shares of Unaffiliated Underlying Funds. A “high portfolio turnover rate” for a Fund with respect to its holdings of Unaffiliated Underlying Funds generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The portfolio turnover rate of the Fund during recent fiscal periods is provided in the Financial Highlights. The Funds are not subject to a specific limitation on portfolio turnover and are generally not managed to minimize tax burdens of shareholders.

          An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Fund and, ultimately, by shareholders. Also, Underlying Funds with high turnover rates may be more likely to generate capital gains that must be distributed to the Fund, and, ultimately to shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

SHARE CLASSES

          Each Fund offers Retirement, Premier and Institutional Class shares in this Prospectus. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	97

matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Funds’ distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities for the Fund. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

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INVESTMENT MANAGEMENT FEES

          Under the terms of an Investment Management Agreement between the Trust and Advisors, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of each Lifecycle Index Fund. Advisers has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; and (iii) 0.10% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees. Each Fund also pays Advisors for certain administrative services Advisors provides to the Funds on an at-cost basis. In addition, Advisors receives management fees as the investment adviser to the Underlying Funds. However, Advisors has contractually agreed to waive a portion of each Fund’s advisory fees equal to, on an annual basis, 0.03%. This waiver will remain in effect through January 31, 2001, unless changed with approval by the Board of Directors.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Funds’ Management Agreement is available in the Funds’ annual shareholder report for the fiscal year ended September 30, 2009. For a free copy of the Funds’ shareholder report, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Funds are managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

LIFECYCLE INDEX FUNDS
John M. Cunniff, CFA Managing Director	Asset Allocation (allocation strategies)	Advisors, TIAA and its affiliates—2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management—2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments)	2006	1992	2009

Hans L. Erickson, CFA Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates—1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2009

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	99

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Pablo Mitchell Director	Asset Allocation (daily portfolio management)	Advisors, TIAA and its affiliates—2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek—2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2002	2009

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES – RETIREMENT CLASS

          The Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for Retirement Class shares, including services associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of each Fund pays a monthly fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Funds’ shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Funds. For Premier Class shares, TPIS may utilize some or all of the 12b-1 fees it receives from Premier Class shares to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/ or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund

100	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

distribution platforms, as well as to provide transaction processing or administrative services.

RETIREMENT CLASS

          TPIS distributes the Funds’ Retirement Class shares. The Funds have adopted a distribution plan under Rule 12b-1 with respect to Retirement Class shares that allows the Funds to compensate TPIS for expenses related to the sale and promotion of Retirement Class shares and providing ongoing servicing and maintenance of accounts of the Funds’ shareholders, including sales and other expense relating to the servicing efforts.

          Under the plan, the Funds may compensate TPIS up to 0.05% of average daily net assets attributable to Retirement Class shares for distribution and promotion-related expenses as well as shareholder services. Because Rule 12b-1 plan fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment in the Funds. TPIS has contractually agreed not to seek any payments from the Funds under the Distribution Plan through at least January 31, 2011. This agreement may be amended or terminated at any time by TPIS with the approval of the Board of Trustees.

          More information about the Funds’ distribution arrangements for Retirement Class shares appears in the Funds’ SAI.

PREMIER CLASS

          TPIS distributes the Funds’ Premier Class shares. The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Funds pay TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Funds pay TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. This plan became effective on September 30, 2009. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.

          More information about the Funds’ distribution arrangements for Premier Class shares appears in the Funds’ SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Funds’ Institutional Class shares. More information about the Funds’ distribution arrangements for Institutional Class shares appears in the Funds’ SAI.

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CALCULATING SHARE PRICE

          Each Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4 p.m. Eastern Time). The Funds do not price their shares on days that the NYSE is closed. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of each Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Unaffiliated Underlying Funds held by a Fund are based on the market value of the shares. Therefore, the share price of each of the Funds is determined based on the NAV per share or market value per share of each of the Underlying Funds (and the value of any other assets and liabilities of the Funds), subject to the fair value pricing procedures described below.

          To value securities and other instruments held by the Underlying Funds of the Trust such Underlying Funds generally use market quotations or values obtained from independent pricing services to value such assets. Fixed-income securities with remaining maturities of 60 days or less that are held by the Underlying Funds of the Trust are generally valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. Like the Funds, the Underlying Funds of the Trust do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. For example, the Underlying Funds of the Trust might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Underlying Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see more of their portfolio

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securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Underlying Funds of the Trust may fair value certain foreign securities when it is believed that the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The values of any securities of unaffiliated Underlying Funds held by a Fund are based on the market value of the securities. The Funds use fair value pricing to value these securities under the same circumstances that the Underlying Funds use fair value pricing to value their portfolio securities, as described above. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

          Money market instruments (other than those held by a money market Underlying Fund) with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. Each Fund plans to pay dividends on an annual basis (except for the Retirement Income Fund, which plans to pay dividends on a quarterly basis). Each Fund intends to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the particular Fund. All other Premier and Retirement Class shareholders, as well as Institutional Class shareholders, may

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elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On each Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain

104	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Funds’ SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a),

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	105

401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its Underlying Funds and their investments and these taxes generally will reduce such Fund’s distributions.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

106	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETIREMENT CLASS

          Eligibility – Retirement Class

          Retirement Class shares of the Funds are (or may be made) available by or through

•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

•	certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

•	certain intermediaries who have entered into a contract or arrangement with the Funds, or their investment adviser or distributor that enables them to purchase shares on behalf of their clients.

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Funds are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	107

of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Funds impose no minimum investment requirement for Retirement Class shares. The Funds also do not currently restrict the frequency of investments made in the Funds by participant accounts, although the Funds reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Funds.

          The Funds have the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Funds to any investor for any reason. The Funds treat all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds may suspend or terminate the offering of Retirement Class shares of one or more of the Funds to your employer’s plan.

          Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF Lifecycle Index Funds, P.O. Box 1259, Charlotte, NC 28201.

108	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Funds’ Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Funds reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Funds.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

          The Funds do not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	109

•	The TIAA-CREF Lifecycle Index Funds—Retirement Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund or Funds in which you want to invest and amount per Fund to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Funds an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Funds must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return these investments.

•

If you invest in the Retirement Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Funds do not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds’ Market Timing/Excessive Trading Policy (see below).

110	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Fund at: 800 914-8922; or

•	write to the Fund at: TIAA-CREF Lifecycle Index Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Funds reinvest redemption proceeds in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Funds’ transfer agent (or other authorized Fund agent) receives your request in

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	111

“good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Funds may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Funds will send the proceeds by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Funds by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Funds send redemption proceeds to the Eligible Investor on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

112	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

          The Funds generally send redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Funds generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund or an Underlying Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of a Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•	a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	113

Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Fund at: TIAA-CREF Lifecycle Index Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in a Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

114	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

          Eligibility – Premier Class

Premier Class shares of the Fund are available for purchase by or through

•	certain intermediaries or entities affiliated with TIAA-CREF including

	•	registered investment companies,

	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or

	•	insurance company separate accounts advised by or affiliated with Advisors;

•	other non-affiliated persons, entities or intermediaries including

	•	investment companies,

	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,

•

through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or

	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

          Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	115

TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

          Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Funds may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $5 million with respect to each Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Funds may approve from time to time.

          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Funds’ management, over a reasonable period of time. At its sole discretion, each Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is

116	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Funds’ management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

          Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Premier Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          No Minimum Investment Requirements are imposed at the Participant Level.

          The Funds impose no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Funds also do not currently restrict the frequency of investments made in the Funds by participant accounts, although the Funds reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Funds.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	117

          The Funds have the right to reject your application and to refuse to sell additional Premier Class shares of any Funds to any investor for any reason. The Funds treat all orders to purchase Premier Class shares as being received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds may suspend or terminate the offering of Premier Class shares of one or more of the Funds to your employer’s plan.

Allocating Retirement Contributions to a Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Lifecycle Index Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF Lifecycle Index Funds, P.O. Box 1259, Charlotte, NC 28201.

          Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of shares by one or more of the Funds at any time without prior notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Funds by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their

118	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Lifecycle Index Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

          Opening an account or purchasing shares by wire—Eligible Investors:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Lifecycle Index Funds – Premier Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund or Funds in which you want to invest and amount per Fund to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Funds an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Funds must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return the money you sent.

•

If you invest in the Premier Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds).

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	119

Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Funds do not receive good funds through wire transfer, they will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds’ Market Timing/Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

120	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

          Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Funds at: 800 914-8922; or

•	write to the Funds at: TIAA-CREF Lifecycle Index Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Funds reinvest redemption proceeds in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Premier Class shares by check, the Funds may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Funds will send the proceeds by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Funds by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	121

information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Funds send redemption proceeds to the Eligible Investor on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Funds generally send redemption proceeds to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Funds generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund or an Underlying Fund’s entire portfolio. The

122	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of a Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of a Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of a Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF Lifecycle Index Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

TIAA-CREF Lifecycle Index Funds ■ Prospectus	123

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in a Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Funds, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Funds are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,

•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

	•	state-sponsored tuition savings plans or prepaid plans,

	•	insurance company separate accounts,

	•	employer-sponsored employee benefit plans, or

	•	accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain

124	Prospectus ■ TIAA-CREF Lifecycle Index Funds

employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

           Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Funds for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred

TIAA-CREF Lifecycle Index Funds ■ Prospectus	125

compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Funds for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Funds may approve from time to time.

Account Minimums—Other Investors

With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Funds is applicable:

•
Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in a Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•
Financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•
Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Funds’ management, over a reasonable period of time. At its sole discretion, each Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors who do not hold their Institutional Class shares directly with the Funds may be subject to additional expenses or eligibility requirements imposed by the

126	Prospectus ■ TIAA-CREF Lifecycle Index Funds

financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

          The Funds’ management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

          As described above, the Funds impose minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

TIAA-CREF Lifecycle Index Funds ■ Prospectus	127

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Lifecycle Index Funds—Institutional Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing); and

•	The Fund or Funds in which you want to invest and the amount per Fund to be invested.

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail: The TIAA-CREF Lifecycle Index Funds—Institutional Class

c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Lifecycle Index Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

128	Prospectus ■ TIAA-CREF Lifecycle Index Funds

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in each Fund.

Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return these investments.

•

If you invest in the Institutional Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Funds).

•

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer, the Funds will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds’ Market Timing/Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF Lifecycle Index Funds ■ Prospectus	129

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds or their intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

         Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

         Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

           Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

           Points to Remember—for All Redemptions

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

         Redemption Proceeds—All Investors

          Usually, the Funds send redemption proceeds on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer

130	Prospectus ■ TIAA-CREF Lifecycle Index Funds

agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Funds generally send redemption proceeds to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Funds generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund or an Underlying Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in a Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in a fund and a purchase of shares in another fund.)

TIAA-CREF Lifecycle Index Funds ■ Prospectus	131

          Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

          Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Funds and/or accounts you want to exchange between.

          Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Fund, including if it is considered to be market-timing activity.

          Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is

132	Prospectus ■ TIAA-CREF Lifecycle Index Funds

open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Funds will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or

TIAA-CREF Lifecycle Index Funds ■ Prospectus	133

other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Institutional, Premier or Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Minimum Account Size.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class.” there is currently no minimum account size for Premier or Retirement Class shares. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

134	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds or your Relationship Manager (for Direct Purchasers).

          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Lifecycle Index Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Funds are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	135

reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Funds also tape records telephone instructions and provide written confirmations of such instructions. The Funds accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Funds and other funds in an effort to “time” the market. As money is shifted in and out of a Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management. The Funds’ management may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

136	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

          The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Funds’ efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

           The Funds’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

          The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Funds through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	137

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138	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

          ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	139

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: A bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default.

Investment Glidepath: The general movement of the target allocations of the Funds (other than the Lifecycle Retirement Income Fund) from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as a Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating

140	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

Short-Term Fixed Income: Fixed Income Securities with maturities from less than one year to five years.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	141

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of each class of shares of the Lifecycle Index Funds for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Fund for the one-year period ended September 30, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

142	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

FINANCIAL HIGHLIGHTS

LIFECYCLE INDEX RETIREMENT INCOME FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	143

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE INDEX 2010 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

144	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE INDEX 2015 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	145

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE INDEX 2020 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

146	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE INDEX 2025 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	147

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE INDEX 2030 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

148	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE INDEX 2035 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	149

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE INDEX 2040 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

150	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE INDEX 2045 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	151

FINANCIAL HIGHLIGHTS	(concluded)

LIFECYCLE INDEX 2050 FUND ▪ FOR THE PERIOD ENDED

	Retirement Class	*	Institutional Class	*	Premier Class	*

	9/30/09		9/30/09		9/30/09

SELECTED PER SHARE DATA
Net asset value,
beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	—	(d)	—	(d)	—	(d)
Net realized and
unrealized gain
on total investments	—		—		—

Total gain from
investment operations	—	(d)	—	(d)	—	(d)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$10.00		$10.00		$10.00

TOTAL RETURN	0.00%	(b)	0.00%	(b)	0.00%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)	$250		$3,500		$250
Ratio of expenses to average
net assets before expense
waiver and
reimbursement (e)	875.82%	(c)	670.85%	(c)	875.72%	(c)
Ratio of expenses to average
net assets after expense
waiver and
reimbursement (e)	0.35%	(c)	0.10%	(c)	0.25%	(c)
Ratio of net investment
income to average
net assets	(0.35)%	(c)	(0.10)%	(c)	(0.25)%	(c)
Portfolio turnover	0%	(b)	0%	(b)	0%	(b)

See notes to financial highlights.

152	Prospectus ▪ TIAA-CREF Lifecycle Index Funds

FINANCIAL HIGHLIGHTS (NOTES)

TIAA-CREF LIFECYCLE INDEX FUNDS

*	The Retirement Class, Institutional Class, and Premier Class commenced operations on September 30, 2009.
(a)	Per share information is calculated based on average number of shares outstanding.
(b)	The percentages for the period of less than one year are not annualized.
(c)	The percentages shown for this period are annualized.
(d)	Amount represents less than $0.01 per share.
(e)	The Fund’s expenses do not include the expenses of the Underlying Funds.

TIAA-CREF Lifecycle Index Funds ▪ Prospectus	153

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year. The audited financial statements in the Funds' annual shareholder report dated September 30, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Funds’ SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Funds’ SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail

1940 Act File No. 811-9301
address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, social security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

A12014 (2/10)

TIAA CREF

FINANCIAL SERVICES
FOR THE GREATER GOOD®

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF
LIFECYCLE FUNDS and

TIAA-CREF LIFECYCLE
INDEX FUNDS

FEBRUARY 1, 2010

Lifecycle Retirement Income Fund

Lifecycle Index Retirement Income Fund

Lifecycle 2010 Fund
Lifecycle 2015 Fund
Lifecycle 2020 Fund
Lifecycle 2025 Fund
Lifecycle 2030 Fund
Lifecycle 2035 Fund
Lifecycle 2040 Fund
Lifecycle 2045 Fund
Lifecycle 2050 Fund

Lifecycle Index 2010 Fund
Lifecycle Index 2015 Fund
Lifecycle Index 2020 Fund
Lifecycle Index 2025 Fund
Lifecycle Index 2030 Fund
Lifecycle Index 2035 Fund
Lifecycle Index 2040 Fund
Lifecycle Index 2045 Fund
Lifecycle Index 2050 Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in the Lifecycle Funds and Lifecycle Index Funds, investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and is made part of the Lifecycle Funds’ and Lifecycle Index Funds’ prospectuses, dated February 1, 2010 (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes ten Lifecycle Funds and ten Lifecycle Index Funds. Each Lifecycle Fund and Lifecycle Index Fund offers Retirement Class, Premier Class and Institutional Class shares. The Lifecycle Retirement Income Fund also offers Retail Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements for the fiscal year ended September 30, 2009 are incorporated into this SAI by reference to the TIAA-CREF Lifecycle Funds’ Annual Report to shareholders. The Funds will furnish you, without charge, a copy of the Annual Report on request.

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies

B-20	Disclosure of Portfolio Holdings

B-22	Management of the Trust
B-22	The Board of Trustees
B-22	Trustees and Officers
B-25	Equity Ownership of the Trustees
B-25	Trustee and Officer Compensation
B-26	Board Committees

B-26	Proxy Voting Policies

B-28	Principal Holders of Securities

B-29	Investment Advisory and Other Services
B-29	Investment Advisory Services
B-30	Retirement Class Service Agreement
B-30	Underwriter
B-30	Custodian, Transfer Agent and Fund Accounting Agent
B-30	Independent Registered Public Accounting Firm
B-30	Personal Trading Policy

B-31	Information about the Funds’ Portfolio Management Team
B-31	Structure of Compensation for Portfolio Managers
B-31	Additional Information Regarding Portfolio Managers
B-31	Potential Conflicts of Interest of Advisors and Portfolio Managers

B-32	About the Trust and the Shares
B-32	Class Structure

B-33	Distribution (12b-1) Plans
B-34	Indemnification of Shareholders
B-34	Indemnification of Trustees
B-35	Limitation of Fund Liability
B-35	Shareholder Meetings and Voting Rights
B-35	Shares
B-35	Additional Funds or Classes
B-35	Dividends and Distributions

B-35	Pricing of Shares
B-35	Investments for Which Market Quotations Are Readily Available
B-35	Equity Securities
B-35	Foreign Investments
B-36	Debt Securities
B-36	Special Valuation Procedures for the Money Market Fund
B-36	Options and Futures
B-36	Investments for Which Market Quotations Are Not Readily Available

B-37	Tax Status

B-41	Brokerage Allocation
B-42	Directed Brokerage

B-42	Legal Matters

B-42	Experts

B-42	Financial Statements

B-43	Appendix: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

          The investment objectives and policies of each Lifecycle Fund and Lifecycle Index Fund are discussed in their respective Prospectuses. Because each Lifecycle Fund and Lifecycle Index Fund invests in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”), investors in each Fund will be affected by an Underlying Fund’s investment strategies in direct proportion to the amount of assets the Fund allocates to the Underlying Fund pursuing such strategies. Accordingly, each Fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following discussion of investment policies and restrictions supplements the descriptions in the Prospectuses of the Funds as well as the prospectuses of the Underlying Funds of the Trust.

          Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, the investment objective of each Fund as described in the Prospectuses, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

          Each Fund is classified as “diversified” within the meaning of the 1940 Act. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

          Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.

2.

The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33⅓% of the market value of that Fund’s assets at the time of borrowing), and, from other sources for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Fund will not purchase real estate or mortgages directly, except that the Fund may invest in investment vehicles that purchase real estate or mortgages directly.

5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.	The Fund will not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

B-2	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

8.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). With respect to investment restriction number 8, each Fund may invest more than 25% of its assets in any one Underlying Fund. For concentration purposes, each Fund will look through to the holdings of its affiliated Underlying Funds to assess its industry concentration. Currently, neither any of the Funds nor any of the Underlying Funds concentrates, or intends to concentrate, its investments in a particular industry.

9.

The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or hold more than 10% of the outstanding voting securities of any one issuer.

          With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specific limited resulting from a change in the value of portfolio securities will not be considered a violation by the Fund.

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board of Trustees without the approval of Fund shareholders. Since each Fund will invest primarily in shares of other investment companies, rather than investing directly in individual securities, the investment policies listed below are applicable to the Underlying Funds of the Trust (but not to other Underlying Funds unless specifically noted below) in which the Funds invest.

          Non-Equity Investments of the Equity Underlying Funds. The equity Underlying Funds (the “Equity Funds”) can, in addition to common stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, the Equity Funds may hold the same types of money market instruments as the TIAA-CREF Money Market Fund invests in (as described in the Underlying Funds’ prospectuses), as well as other short-term instruments. These other instruments are similar to the instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds may invest directly in investment-grade debt securities similar to those the TIAA-CREF Bond Fund may invest in. The Equity Funds may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

          These investments and other Underlying Fund investment strategies are discussed in detail below.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Underlying Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of an Underlying Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Underlying Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Underlying Fund’s investment objective and policies. Under normal circumstances, each Underlying Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Underlying Fund’s investment objective and policies and to meet operating expenses. To the extent that an Underlying Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Credit Facility. Many of the Underlying Funds and the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds and Underlying Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

          If an Underlying Fund or Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments temporarily banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-3

reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds and Underlying Funds.

          The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

          For example, various agencies and instrumentalities of the U.S. Government have recently implemented or announced programs that support short-term debt instruments, including commercial paper, in an attempt to sustain liquidity in the markets for these securities. Among these programs are: the FDIC administered Temporary Liquidity Guarantee Program, which guarantees certain debt issued by FDIC insured institutions; the Federal Reserve Bank of New York administered Term Asset-Backed Securities Loan Facility (“TALF”), Commercial Paper Funding Facility (“CPFF”), and Money Market Investor Funding Facility (“MMIFF”); and the Asset Backed Commercial Paper Money Market Fund Liquidity Program (“AMLF”) administered by the Federal Reserve Bank of Boston. The U.S. Treasury Department also has announced or implemented various programs and initiatives aimed at supporting and increasing liquidity in the credit markets, including the Public-Private Investment Program for Legacy Assets, which among other things, is designed to combine federal funding with private investments to purchase certain troubled real estate-related assets from financial institutions.

          Recently, legislators, regulatory agencies, the U.S. Treasury Department, trade groups, and others have proposed significant and sweeping changes to the U.S. financial regulatory system. For example, under the Troubled Asset Relief Program (“TARP”), the U.S. Government invested more than approximately $204 billion in financial institutions during 2009 alone.

          The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases, a lack of liquidity.

          Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

          Illiquid Investments. The Board of Trustees of the Underlying Funds has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. The Underlying Funds may invest up to 15% (10% in the case of an Underlying Money Market Fund) of their net assets (taken a current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investments in illiquid securities poses risks of potential delays in resale. Limitations, or delays in, resale may have an adverse effect on the marketability of portfolio securities and it may be difficult for the Underlying Fund to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Restricted Securities. The Underlying Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by an Underlying Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees of the Underlying Funds has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Underlying Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Underlying Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”). The Underlying Funds are not expected to use options and futures strategies in a speculative manner but rather they may use them primarily as hedging techniques or for cash management purposes.

          Options and futures transactions may increase an Underlying Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

          Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2)

B-4	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Underlying Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          The Underlying Funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that they had previously sold on that security. Depending on the premium for the call option purchased by an Underlying Fund, the Underlying Fund will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          The Underlying Funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on that security. Depending on the premium for the put option purchased by an Underlying Fund, the Underlying Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls on groups of securities can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Underlying Fund’s portfolio of securities. To the extent that an Underlying Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of an Underlying Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          Futures. To the extent permitted by applicable regulatory authorities, each Underlying Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Underlying Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

          By purchasing a futures contract — assuming a “long” position — Advisors will legally obligate an Underlying Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — Advisors will legally obligate an Underlying Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Underlying Fund usually will be liquidated in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or instruments whenever it appears

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-5

economically advantageous to an Underlying Fund to do so. A clearing corporation associated with the exchange on which the futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of each Underlying Fund with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Underlying Funds’ securities portfolios against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, an Underlying Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by an Underlying Fund upon the purchase or sale of a futures contract. Initially, the Underlying Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Underlying Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

          For example, when an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Underlying Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Underlying Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate the Underlying Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Underlying Fund, and the Underlying Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of an Underlying Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Underlying Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where an Underlying Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Underlying Fund’s portfolio may decline. If this occurred, the Underlying Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of an Underlying Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

          It is also possible that, for example, if an Underlying Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Underlying Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if an Underlying Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Underlying Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures

B-6	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          The Underlying Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Underlying Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Underlying Funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Underlying Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and, therefore, are not subject to registration or regulation as commodity pool operators.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Underlying Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Underlying Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Underlying Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Underlying Funds’ risk of early repayment of principal, but exposes the Underlying Funds to some additional risk that the transaction will not be consummated.

          When an Underlying Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Underlying Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Underlying Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Underlying Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt Instruments Generally

          A debt instrument held by an Underlying Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Underlying Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying Fund holding a significant amount of fixed-income instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Underlying Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Underlying Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Underlying Fund. These events will not require the sale of the securities by the Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Underlying Funds’ investments in accordance with their investment objectives and policies.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Underlying Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were or currently are part of the Farm Credit System, including The National Bank for Cooperatives, The Farm Credit Banks, and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only sup-

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-7

ported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors or its securities, an Underlying Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Underlying Fund.

          In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps, a liquidity backstop and the mortgage-backed securities purchase program, expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Underlying Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Underlying Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, the High-Yield Fund will invest at least 80% of its net assets in below-investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Underlying Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          An Underlying Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Underlying Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Underlying Funds to obtain accurate market quotations for purposes of valuing an Underlying Fund’s assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued by using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by an Underlying Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Underlying Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Underlying Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

B-8	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

          The Underlying Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Underlying Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

          Although most of the Underlying Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of High-Yield Fund’s assets may be invested in securities rated lower than B- or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

          Corporate Debt Securities. An Underlying Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Underlying Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Underlying Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of an Underlying Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that an Underlying Fund otherwise would not have done so. To the extent an Underlying Fund is required to liquidate thinly traded securities, an Underlying Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Underlying Fund to pay distributions, the Underlying Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Custodial receipts issued in connection with so-called trademark zero coupon securities, such as Certificates of Accrual on Treasuries (“CATs”), and Treasury Income Growth Receipts (“TIGRs”), are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., those purchased through the Federal Reserve’s Separate Trading of Registered Interest and Principal of Securities Program (“STRIPs”), and Coupons Under Book Entry Safekeeping (“CUBEs”)) are direct obligations of the U.S. Government.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1-3 months. Some of the Underlying Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          An Underlying Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-9

the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Underlying Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          An Underlying Fund may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities (Including Exchange-Traded Notes and Inflation-Indexed Bonds). Some of the Underlying Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a Reference such as specific currencies, interest rates, commodities, indices or other financial indicators or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Underlying Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          An Underlying Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

B-10	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          An Underlying Fund may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed-income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the Underlying Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment-grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Underlying Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable-rate-mortgage related securities and collateralized mortgage obligations. Some of the Underlying Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Underlying Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-11

maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Underlying Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Underlying Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Underlying Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue soft bullet maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the credit worthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified timeframe and a stable regulatory environment.

          Mortgage Dollar Rolls. Some of the Underlying Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Underlying Fund compared with what such performance would have been without the use of mortgage rolls. The Underlying Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Underlying Funds treat mortgage rolls as a financing transaction.

          Securities Lending. Subject to the Underlying Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Underlying Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Underlying Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collat-

B-12	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

eral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities (or such lesser percentage as may be permitted by the SEC, not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by an Underlying Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Underlying Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of (including a decline in the value of) the cash collateral, and the Underlying Fund may lose money as a result of the investment of such collateral. In addition, an Underlying Fund could suffer loss if the loan terminates and the Underlying Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

          By lending its securities, an Underlying Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Underlying Fund by the borrower of the securities. Such loans will be terminable by the Underlying Fund at any time and will not be made to affiliates of TIAA. The Underlying Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Underlying Fund may pay reasonable fees to persons unaffiliated with the Underlying Fund for services, for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or even loss of rights in the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements are one of several short-term vehicles an Underlying Fund can use to manage cash balances effectively. In a repurchase agreement, the Underlying Funds buys an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Underlying Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Underlying Fund’s seller to deposit with the Underlying Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Underlying Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Underlying Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Underlying Fund. In such event, the Underlying Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Underlying Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments or financial indices.

          By entering into a swap transaction, an Underlying Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Underlying Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Underlying Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Underlying Fund. However, there can be no assurance that the return an Underlying Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While the Underlying Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Underlying Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Underlying Fund will succeed when pursuing its contractual remedies. To minimize an Underlying Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before

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such payments are made). When an Underlying Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Underlying Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Underlying Fund’s custodian. To the extent an Underlying Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Underlying Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          In addition to other swap transactions, certain Underlying Funds (including the Enhanced International Equity Index Fund) may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Underlying Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, the Underlying Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, the Underlying Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Underlying Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Underlying Fund’s shares, may be reduced.

          Certain Underlying Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond) undergoes a “credit event” (e.g., a default). CDS shares many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin, and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on an Underlying Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Underlying Fund’s financial risk. No Underlying Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Underlying Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Underlying Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which an Underlying Fund incurs an obligation to make payments in the future, an Underlying Fund may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities obligations as may be permitted by law.

          Investment Companies. Subject to certain exceptions and limitations, each Underlying Fund can invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Underlying Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Funds’ investments in the Underlying Funds. Additionally, the Funds may invest in other investment companies besides the Underlying Funds of the Trust for investment exposure, cash management and defensive purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. Each Fund bears a proportionate share of the expenses of each Underlying Fund in which it invests and the Underlying Funds similarly will bear a proportionate share of the expenses of any investment companies in which they invest.

          Other investment products similar to ETFs in which the Funds may invest are exchange-traded notes (“ETNs”). While ETNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by the ETNs’ issuers. As with ETFs, when a Fund invests in an ETN, it will bear certain investor expenses charged by the ETN.

          Exchange-Traded Funds. A Fund may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in

B-14	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on a Fund’s investments in other investment companies, which are described above under the heading “Investment Companies.”

          Exchange-Traded Notes. A Fund may purchase shares of ETNs. ETNs are exchange-traded fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). Often, ETNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN. The price of an ETN can fluctuate within a wide range, and a Fund could lose money investing in an ETN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          Borrowing. Each Underlying Fund may generate cash by borrowing money from banks (no more than 33% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Underlying Fund. Each Underlying Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Underlying Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

CURRENCY TRANSACTIONS

          The value of an Underlying Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an Underlying Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, an Underlying Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Underlying Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Underlying Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, an Underlying Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Underlying Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Underlying Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Underlying Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Underlying Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Underlying Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-15

portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Underlying Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Underlying Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that an Underlying Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of an Underlying Fund’s assets that may be committed to foreign currency exchange contracts. An Underlying Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Underlying Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Fund’s investment adviser believes will correlate closely to the currency’s price movements. The Underlying Funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS

          As described more fully in the Prospectuses and the prospectuses for the Underlying Funds, certain of the Underlying Funds (but especially the International Equity Fund, International Equity Index Fund and Enhanced International Equity Index Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country- or region-specific risks and other considerations that may adversely affect these investments. These are also discussed in the Underlying Funds’ Statement of Additional Information. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Underlying Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds and Underlying Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Losses to the Underlying Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Underlying Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Underlying Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Underlying Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Underlying Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is

B-16	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Underlying Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Underlying Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Underlying Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Underlying Funds’ shareholders, including the Funds.

          Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for an Underlying Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Underlying Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-17

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Underlying Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the

B-18	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

Underlying Funds to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge over-hang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan’s economic recovery, which set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Underlying Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Equity Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Equity Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Equity Fund will avoid

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-19

currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Other Investment Techniques and Opportunities. The Underlying Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Underlying Fund’s portfolio.

          Industry Concentration. None of the Underlying Funds will concentrate more than 25% of its total assets in any one industry.

          Portfolio Turnover. Generally, the transactions an Underlying Fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Underlying Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover for an Underlying Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Underlying Fund and ultimately by the Underlying Fund’s shareholders, including the Funds. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. Because each Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer (the Underlying Funds), the Funds will not incur any brokerage commissions on most of their portfolio trades.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

          The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

Fund holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•

Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•

Any waiver to the policies and procedures must be approved in writing by an individual holding the title of Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

          On an annual basis, the Boards of the respective Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; and Bloomberg L.P. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by

B-20	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Fund’s and Underlying Funds’ assets.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

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MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

          The Board of Trustees oversees the Trust’s business affairs. The Board delegates the day-to-day management of the Funds to Advisors and its officers (see below). The Board meets periodically to review, among other things, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios.

TRUSTEES AND OFFICERS

          The following tables include certain information about the trustees and certain primary officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years. The first table includes information about the Trust’s disinterested trustees and the second table includes information about the Trust’s officers. The first table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The Trust has no interested trustees.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990-2005) and Head of Global Product Management (2003-2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	66

Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee Member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990-2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	66

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	66	None

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since September 2007) of Copper Rock Capital Partners, LLC (investment adviser). Formerly, Chief Operating Officer, DDJ Capital Management (2003-2006); and Executive Vice President (2000-2002), Senior Vice President (1995-2000) and Vice President (1992-1995), Fidelity Investments.	66	Member, Board of Directors of Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004). Formerly, Acting Dean of Harvard Law School (2009); Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	66	None

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997-2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997).	66	None

B-22    Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	President and Chief Operating Officer, Amhold S. Bleichroeder Advisers, Inc (since 2009); Principal and Founder BAM Consulting LLC (since 2003). Formerly, Independent Consultant for Merrill Lynch (2003-2009); Chairman, Oppenheimer Funds, Inc. (2000-2001); and Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	66	Director, Prudential plc and International Advisory Board, British-American Business Council.

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and CEO, National Bureau of Research (since 2008); Head (2006-2008) and Associate Head (1994-2000 and 2001-2006) Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996), and Program Director, National Bureau of Economic Research (1990-2008).	66	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); the Alfred P. Sloan Foundation; and the National Bureau of Economic Research.

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term. Trustee since 1999. Chairman of the Board (since 2009).	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); Chairman CEO and CIO, NCM Capital Advisers, Inc. (since 2003) and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	66	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001-2002) and Associate Director of Research (2000-2003), the Center for International Business Education and Research, University of Texas at Austin and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

				66	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since 2007.

Executive Vice President (EVP), Individual & Institutional Client Services (since 2009), EVP, Individual Client Services (2007-2009) of Teachers Insurance and Annuity Association (“TIAA”) and EVP of TIAA-CREF Funds, College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since 2008); EVP of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007-2008); Manager, President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (2004-2007). Partner, Spyglass Investments (2002-2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997-2003).

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information    B-23

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.

EVP and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996-2009), Special Advisor to the Chairman for International Derivatives (1995-1996), U.S. Securities and Exchange Commission; and Director, Division of Market Regulation (1993-1995), U.S. Securities and Exchange Commission.

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Teachers Advisors, Inc. (“Advisors”), Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008) and Chief Compliance Officer of TIAA Separate Account VA-3 (since 2008). Chief Compliance Officer of Advisors (2008); Managing Director/Director of Global Compliance, AIG Investments (2000-2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998-2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997-1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994-1997); and Staff Attorney, Division of Enforcement, U.S. Securities and Exchange Commission (1988-1994); and Staff Attorney, New York Office of the Special Prosecutor (Howard Beach case) (1987-1988).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.

President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007); EVP (since 1997) of CREF and TIAA Separate Account VA-1; EVP, Investments, Research, Institute & Strategy (since 2009) and EVP, Head of Asset Management (2006-2009), and EVP and Chief Investment Officer (2005) of TIAA. Director of Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Fund Complex (2003-2006). Director of TIAA Global Markets, Inc. (2004-2005); Director of TIAA-CREF Life Insurance Company (1997-2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006-2008).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Funds Treasurer of TIAA since 2007, Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds (since 2007) and TIAA Separate Account VA-1 (since 2009) and Treasurer of CREF (since 2008). Director (since 2008) and Funds Treasurer (since 2007) of Advisors; Manager and Funds Treasurer of Investment Management (since 2008); Director of TIAA-CREF Trust Company, FSB (since 2008). Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

EVP, Chief Communications Officer of TIAA (since 2009) and EVP of the TIAA-CREF Fund Complex (since 2003). Formerly, EVP Public Affairs of TIAA (2005-2009); Director of TIAA-CREF Life Insurance Company (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.

EVP, Head of Risk Management of TIAA and EVP of the TIAA-CREF Fund Complex (since 2009) and EVP, Risk Management of Advisors and Investment management (since 2009). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008-2009), Senior Managing Director of Advisors and Investment Management (2006-2009), Senior Managing Director, Chief Credit Risk Officer (2004-2008) of TIAA. Director, TIAA-CREF Life Insurance Company (2006-2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005-2006). Senior Vice President, Risk Management Department, Lehman Brothers (1996-2004).

William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One year term. Vice President and Corporate Secretary since 2008.

Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2008). Deputy General Counsel and Corporate Secretary, Bank of America (2005-2008); and Deputy General Counsel, Secretary and Corporate Governance Officer, The Gillette Company (2000-2005).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

EVP, Human Resources and Corporate Services (since 2007), and EVP, Human Resources (2005-2007) of TIAA and EVP of the TIAA-CREF Fund Complex (since 2003) and Head of Corporate Services of TIAA (since 2006). Director, TIAA-CREF Life Insurance Company (2003-2006); First Vice President and Head of Human Resources, International Private Client Division and Global Debt Markets, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).

Cara L. Schnaper TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-Year Term. Executive Vice President since February 2008.

EVP, Technology and Operations of TIAA (since 2008), and EVP of the TIAA-CREF Fund Complex (since 2008). Principal, Market Resolve, LLC (2006-2008); and Head, Middle Office, Investment Banking (2000-2002), Head, Technology and Operations, Equities (1999-2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997-1999), JP Morgan Chase & Co.

B-24    Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.

EVP, and Chief Institutional Development and Sales Officer (since 2008); EVP, Strategy, Integration and Policy (2007-2008); EVP, Strategy, Implementation and Policy (2006-2007), EVP, Product Management (2005-2006) of TIAA and EVP of the TIAA-CREF Fund Complex (since 2008); EVP, Strategy Implementation and Policy of TIAA (2006-2008); Manager of TIAA-CREF Redwood, LLC (since 2007); Director of TCT Holdings, Inc. (since 2007); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). EVP, Product Management of TIAA (2000-2005); and President and Chief Executive Officer, Horizon Mercy (1996-2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006

EVP, Product Development and Management (since 2009), EVP, Institutional Client Services 2006-2009), EVP, Product Management (2005-2006) of TIAA and EVP of the TIAA Fund Complex (since 2008); EVP, Institutional Client Services of TIAA (2006-2008) Director of TCT Holdings, Inc. (since 2007); EVP of TIAA-CREF Life Insurance Company (since 2009); Director (since 2007) and EVP (since 2008) of TIAA-CREF Enterprises, Inc. and Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006). Director of Tuition Financing (2006-2009); Senior Vice President, Pension Products (2003-2006) and Vice President, Support Services (1998-2003) of TIAA and the TIAA-CREF Fund Complex.

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2009. At that time, the Funds’ family of investment companies included the Funds and all of the other series of the Trust, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Eugene Flood, Jr.	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	$10,001-$50,000	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bridget Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	$10,001-$50,000	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation from the Trust and the TIAA-CREF Fund Complex received by each non-officer trustee for the fiscal year ended September 30, 2009. The Trust’s officers received no compensation from the Trust during the fiscal year ended September 30, 2009. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and the Trust (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), each a registered investment company.

DISINTERESTED TRUSTEES

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation Paid From TIAA-CREF Fund Complex

Forrest Berkley *	$12,646.58	$7,903.86	$195,000
Nancy A. Eckl	$15,169.83	$7,903.86	$218,750
Eugene Flood, Jr.	$13,715.98	$7,903.86	$205,000
Michael A. Forrester	$14,232.89	$7,903.86	$210,000
Howell E. Jackson	$16,069.11	$7,903.86	$227,500
Nancy L. Jacob	$17,485.26	$7,903.86	$241,250
Bridget Macaskill	$12,005.45	$7,903.86	$189,000
James M. Poterba *	$16,869.29	$7,903.86	$235,000
Maceo K. Sloan *	$19,276.22	$7,903.86	$257,500
Laura T. Starks	$16,618.17	$7,903.86	$232,500
Total:	$154,090.59	$79,038.59	$2,211,500

*

This compensation, or a portion of it, was not actually paid based on the prior elections of Messrs. Berkley, Poterba and Sloan to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. For the fiscal year ended September 30, 2009, Mr. Berkley elected to defer $172,835, Mr. Poterba elected to defer $22,935 and Mr. Sloan elected to defer $206,855 of total compensation from the TIAA-CREF Fund Complex.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information    B-25

          The Board has approved trustee compensation at the following currently effective rates: an annual retainer of $100,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $16,000 ($20,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $16,000 ($21,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees for service on that committee. The trustees may also receive special or ad hoc Board or Committee fees of $2,500 per meeting. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter that is available upon request. During the fiscal year ended September 30, 2009, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended September 30, 2009, the Investment Committee held five meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2009, the Corporate Governance and Social Responsibility Committee held ten meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended September 30, 2009, the Executive Committee held one meeting. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Prof. Jackson and Dr. Jacob.

(5)
A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain Trust officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended September 30, 2009, the Nominating and Governance Committee held seven meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)
An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended September 30, 2009, the Operations Committee held seven meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create

B-26    Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

          Advisors votes proxies solicited by an Underlying Fund in the same proportion as the vote of the Underlying Fund’s shareholders other than the Funds (sometimes called “mirror” or “echo” voting).

          Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third party proxy advisory firms and consultants, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, the Trust has adopted special proxy voting policies for that Fund. Shares of the companies held in the Social Choice Equity Fund will be voted consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where Advisors is asked to vote on social matters that are not covered under the Fund’s screens, Advisors will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          A record of all proxy votes cast for the Funds for the twelve-month period ended June 30, 2009, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information    B-27

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2009, the following persons are known by the Trust to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund/Class	Percentage of Holding	Shares

JPMorgan Chase Bank NA FBO
TIAA-CREF Trust Co as Cust for
IRA Clients
Attn DC Plan Service Team
1 New York Plz Fl 17
New York NY 10004-1949
Lifecycle 2010 Fund - Retirement Class	16.72%	7,074,405.952
Lifecycle 2015 Fund - Retirement Class	15.58%	7,759,978.954
Lifecycle 2020 Fund - Retirement Class	11.94%	6,553,697.837
Lifecycle 2025 Fund - Retirement Class	9.62%	5,027,146.102
Lifecycle 2030 Fund - Retirement Class	7.42%	3,794,867.584
Lifecycle 2035 Fund - Retirement Class	5.71%	2,904,432.931
Lifecycle 2045 Fund - Retirement Class	7.74%	440,592.974
Lifecycle 2050 Fund - Retirement Class	10.15%	253,161.644
Lifecycle Retirement Income Fund - Retirement Class	61.67%	1,595,701.634

JPMorgan Chase Bank TTEE/Cust FBO
Ret Plans With TIAA as Recordkeeper
Attn DC Plan Service Team
4 New York Plaza FL 17
New York NY 10004-2413
Lifecycle Index 2010 Fund - Institutional Class	65.31%	662,125.610
Lifecycle Index 2015 Fund - Institutional Class	73.31%	965,179.739
Lifecycle Index 2020 Fund - Institution Class	72.72%	937,519.483
Lifecycle Index 2025 Fund - Institutional Class	69.25%	792,340.770
Lifecycle Index 2030 Fund - Institutional Class	76.40%	1,137,821.746
Lifecycle Index Retirement Income Fund - Institutional Class	24.48%	114,516.944
Lifecycle Index 2035 Fund - Institutional Class	73.88%	994,572.978
Lifecycle Index 2040 Fund - Institutional Class	85.91%	2,138,868.998
Lifecycle Index 2045 Fund - Institutional Class	43.70%	274,278.512
Lifecycle Index 2050 Fund - Institutional Class	37.95%	216,314.610
Lifecycle 2010 Fund - Retirement Class	83.21%	35,199,430.695
Lifecycle 2015 Fund - Retirement Class	84.39%	42,027,207.724
Lifecycle 2020 Fund - Retirement Class	88.03%	48,339,973.634
Lifecycle 2025 Fund - Retirement Class	90.32%	47,211,253.645
Lifecycle 2030 Fund - Retirement Class	92.54%	47,329,501.954
Lifecycle 2035 Fund - Retirement Class	94.22%	47,929,729.515
Lifecycle 2040 Fund - Retirement Class	96.07%	72,056,343.977
Lifecycle 2045 Fund - Retirement Class	90.37%	5,144,310.288
Lifecycle 2050 Fund - Retirement Class	85.57%	2,134,008.708

Fund/Class	Percentage of Holding	Shares

Teachers Insurance & Annuity Assoc
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Lifecycle Index 2010 Fund - Institutional Class	34.69%	351,729.028
Lifecycle Index 2015 Fund - Institutional Class	26.69%	351,478.578
Lifecycle Index 2020 Fund - Institutional Class	27.28%	351,615.965
Lifecycle Index 2025 Fund - Institutional Class	30.75%	351,809.305
Lifecycle Index 2030 Fund - Institutional Class	23.60%	351,477.930
Lifecycle Index Retirement Income Fund - Institutional Class	75.52%	353,198.765
Lifecycle Index 2035 Fund - Institutional Class	26.12%	351,648.927
Lifecycle Index 2040 Fund - Institutional Class	14.09%	350,916.407
Lifecycle Index 2045 Fund - Institutional Class	56.30%	353,386.422
Lifecycle Index 2050 Fund - Institutional Class	62.05%	353,704.367
Lifecycle Index 2010 Fund - Premier Class	100.00%	25,113.949
Lifecycle Index 2015 Fund - Premier Class	100.00%	25,096.103
Lifecycle Index 2020 Fund - Premier Class	100.00%	25,105.901
Lifecycle Index 2025 Fund - Premier Class	100.00%	25,119.594
Lifecycle Index 2030 Fund - Premier Class	100.00%	25,096.045
Lifecycle Index Retirement Income Fund - Premier Class	100.00%	25,218.898
Lifecycle Index 2035 Fund - Premier Class	100.00%	25,108.268
Lifecycle Index 2040 Fund - Premier Class	100.00%	25,055.910
Lifecycle Index 2045 Fund - Premier Class	100.00%	25,232.328
Lifecycle Index 2050 Fund - Premier Class	100.00%	25,255.029
Lifecycle Index 2010 Fund - Retirement Class	100.00%	25,107.687
Lifecycle Index 2015 Fund - Retirement Class	100.00%	25,089.828
Lifecycle Index 2020 Fund - Retirement Class	100.00%	25,099.657
Lifecycle Index 2025 Fund - Retirement Class	100.00%	25,113.307
Lifecycle Index 2030 Fund - Retirement Class	100.00%	25,089.795
Lifecycle Index Retirement Income Fund - Retirement Class	100.00%	25,212.599
Lifecycle Index 2035 Fund - Retirement Class	100.00%	25,102.024
Lifecycle Index 2040 Fund - Retirement Class	100.00%	25,049.684
Lifecycle Index 2045 Fund - Retirement Class	100.00%	25,226.029
Lifecycle Index 2050 Fund - Retirement Class	100.00%	25,248.724
Lifecycle 2045 Fund - Institutional Class	26.67%	106,814.069
Lifecycle Retirement Income Fund - Institutional Class	41.34%	322,751.446
Lifecycle Retirement Income Fund - Retirement Class	12.42%	321,464.849
Lifecycle 2050 Fund - Institutional Class	32.50%	106,331.383
Lifecycle 2010 Fund - Premier Class	100.00%	28,558.115
Lifecycle 2015 Fund - Premier Class	100.00%	29,237.704
Lifecycle 2020 Fund - Premier Class	100.00%	30,306.250
Lifecycle 2025 Fund - Premier Class	100.00%	31,240.302
Lifecycle 2030 Fund - Premier Class	100.00%	32,395.917
Lifecycle 2035 Fund - Premier Class	100.00%	32,863.470
Lifecycle Retirement Income Fund - Premier Class	100.00%	28,515.261
Lifecycle 2040 Fund - Premier Class	100.00%	32,622.455
Lifecycle 2045 Fund - Premier Class	100.00%	35,425.516
Lifecycle 2050 Fund - Premier Class	100.00%	35,351.557

B-28   Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

TIAA-CREF
Individual & Institutional Serv Inc
For Exclusive Benefit of Customers
Attn Patrick Nelson
730 Third Ave
New York NY 10017-3206
Lifecycle 2010 Fund - Institutional Class	98.53%	2,274,908.454
Lifecycle 2015 Fund - Institutional Class	99.19%	2,607,699.399
Lifecycle 2020 Fund - Institutional Class	98.91%	2,457,909.571
Lifecycle 2025 Fund - Institutional Class	99.43%	2,667,565.223
Lifecycle 2030 Fund - Institutional Class	99.93%	2,399,149.368
Lifecycle 2035 Fund - Institutional Class	99.85%	235,427.046
Lifecycle 2040 Fund - Institutional Class	99.98%	3,308,275.437
Lifecycle 2045 Fund - Institutional Class	73.27%	293,422.233
Lifecycle 2050 Fund - Institutional Class	66.67%	218,136.312
Lifecycle Retirement Income Fund - Institutional Class	58.66%	458,016.529

          The current trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the shares of each of the classes of the Funds as of December 31, 2009.

          Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

          As explained in the Prospectus, investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          As noted in the Prospectuses, Advisors manages the Funds pursuant to an Investment Management Agreement. Under the Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses. However, Advisors has contractually agreed to waive its 0.10% investment management fee on each Lifecycle Fund through January 31, 2011. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

          Advisors has also contractually agreed to reimburse the Lifecycle Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.25% of average daily net assets for Retail Class shares; (ii) 0.25% of average daily net assets for Retirement Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.00% of average daily net assets for Institutional Class shares of the Lifecycle Funds. Advisors has contractually agreed to reimburse the Lifecycle Index Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; and (iii) 0.10% of average daily net assets for Institutional Class shares of the Lifecycle Index Funds. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Each of the Underlying Funds has also entered into an investment management agreement with Advisors. Each Fund indirectly bears a pro rata share of the investment management fees and other expenses incurred by the Underlying Funds in which the Fund invests.

          For the fiscal years ended September 30, 2009, 2008 and 2007 the table below reflects the total dollar amount of investment management fees paid by each Lifecycle Fund and Lifecycle Index Fund.

	Gross				Waived				Net
	Fiscal Years Ended September 30,				Fiscal Years Ended September 30,				Fiscal Years Ended September 30,

Fund	2009	2008	2007	*	2009	2008	2007	*	2009	2008	2007	*

Lifecycle 2010 Fund	$322,820	$323,474	$153,196		$322,820	$323,474	$153,196		$—	$—	$—
Lifecycle 2015 Fund	$334,285	$268,332	$121,498		$334,285	$268,332	$121,498		$—	$—	$—
Lifecycle 2020 Fund	$332,187	$237,577	$107,307		$332,187	$237,577	$107,307		$—	$—	$—
Lifecycle 2025 Fund	$301,245	$203,434	$84,220		$301,245	$203,434	$84,220		$—	$—	$—
Lifecycle 2030 Fund	$281,695	$185,557	$75,020		$281,695	$185,557	$75,020		$—	$—	$—
Lifecycle 2035 Fund	$265,350	$156,524	$55,444		$265,350	$156,524	$55,444		$—	$—	$—
Lifecycle 2040 Fund	$400,586	$224,381	$71,701		$400,586	$224,381	$71,701		$—	$—	$—
Lifecycle 2045 Fund	$13,199	$2,013	$—		$13,199	$2,013	$—		$—	$—	$—
Lifecycle 2050 Fund	$6,725	$1,717	$—		$6,725	$1,717	$—		$—	$—	$—
Lifecycle Retirement Income Fund	$19,618	$9,689	$—		$19,618	$9,689	$—		$—	$—	$—

*	The Lifecycle 2045, 2050 and Retirement Income Funds were not operational during this fiscal period.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information   B-29

	Gross					Waived					Net
	Fiscal Years Ended September 30,					Fiscal Years Ended September 30,					Fiscal Years Ended September 30,

Fund	2009	2008	*	2007	*	2009	2008	*	2007	*	2009	2008	*	2007	*

Lifecycle Index 2010 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index 2015 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index 2020 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index 2025 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index 2030 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index 2035 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index 2040 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index 2045 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index 2050 Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—
Lifecycle Index Retirement Income Fund	$11	$—		$—		$—	$—		$—		$—	$—		$—

*	The Lifecycle Index Funds were not operational during this fiscal period.

          Additionally, under the Investment Management Agreement, the Trust paid to Advisors the allocated cost of certain compliance and administrative services provided by Advisors. During fiscal years 2007, 2008 and 2009, the amounts paid to Advisors by the Trust for these compliance services were $173,577, $160,181 and $295,967, respectively, and the amounts paid to Advisors by the Trust for these administrative services were $2,044,232, $725,755 and $4,134,613, respectively.

RETIREMENT CLASS SERVICE AGREEMENT

          The Trust, on behalf of each Fund, has entered into a service agreement with Advisors, whereby Advisors provides or arranges for the provision of certain administrative services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).

          For the services rendered, the facilities furnished and expenses assumed by Advisors, the Funds pay an annual rate of 0.25% of net assets attributable to Retirement Class shares of the Funds under the Retirement Class Service Agreement. The service fees are accrued daily at their proportional annual rate. The fees paid under the Service Agreement for the fiscal years ended September 30, 2009, 2008 and 2007 by the Lifecycle Funds and Lifecycle Index Funds are set forth in the table below:

	Fiscal Years Ended September 30,

Fund	2009	2008		2007

Lifecycle 2010 Fund	$778,375	$799,579		$380,979
Lifecycle 2015 Fund	$809,322	$666,039		$301,572
Lifecycle 2020 Fund	$807,462	$592,201		$267,077
Lifecycle 2025 Fund	$730,529	$506,655		$208,623
Lifecycle 2030 Fund	$684,155	$463,337		$186,235
Lifecycle 2035 Fund	$645,416	$391,295		$137,477
Lifecycle 2040 Fund	$974,851	$559,713		$177,569
Lifecycle 2045 Fund	$30,620	$3,144		$—
Lifecycle 2050 Fund	$14,607	$2,394		$—
Lifecycle Retirement Income Fund	$24,827	$7,297		$—

	Fiscal Years Ended September 30,

Fund	2009	2008	*	2007	*

Lifecycle Index 2010 Fund	$2	$—		$—
Lifecycle Index 2015 Fund	$2	$—		$—
Lifecycle Index 2020 Fund	$2	$—		$—
Lifecycle Index 2025 Fund	$2	$—		$—
Lifecycle Index 2030 Fund	$2	$—		$—
Lifecycle Index 2035 Fund	$2	$—		$—
Lifecycle Index 2040 Fund	$2	$—		$—
Lifecycle Index 2045 Fund	$2	$—		$—
Lifecycle Index 2050 Fund	$2	$—		$—
Lifecycle Index Retirement Income Fund	$2	$—		$—

*	The Lifecycle Index Funds were not operational during this fiscal period.

          The Retirement Class Service Agreement will continue in effect until terminated. The Agreement provides that it may be terminated without penalty by the Board of Trustees or by Advisors, in each case on sixty (60) days’ written notice to the other party. The Agreement may also be amended as to any Fund by the parties only if such amendment is specifically approved by the Board of Trustees.

UNDERWRITER

          Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the Funds.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171, acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

          Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers, LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm of the Trust and audited the Lifecycle Funds’, Lifecycle Index Funds’ and the Underlying Funds’ annual financial statements for the fiscal year ended September 30, 2009.

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted codes of ethics under Rule 17j-l of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear

B-30   Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT TEAM

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of each Fund is calculated versus each Fund’s composite benchmark index. Please see the Funds’ prospectuses for more detail regarding the components of their composite benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

          Portfolio managers for the Lifecycle Retirement Income Fund and Lifecycle Index Retirement Income Fund receive long-term compensation awards that are divided into two components —50% is awarded as units under the TIAA-CREF Long-Term Performance Plan, and 50% is invested in shares of the Fund or Funds managed by the individual(s). Portfolio managers for all other Funds receive 100% of their long-term compensation awards in TIAA-CREF Long-Term Performance Plan units.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage as of September 30, 2009.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Funds

John M. Cunniff, CFA	1*	0	$3,475	$0	Lifecycle 2030 Fund — Retirement Class — $50,001 — $100,000
Hans L. Erickson, CFA	2*	0	$98,031	$0	Lifecycle 2030 Fund — Retirement Class — Over $1,000,000
Pablo Mitchell	2*	0	$3,834	$0	Lifecycle 2035 Fund — Retirement Class — $10,001 — $50,000

*	Not including the twenty Lifecycle and Lifecycle Index Funds.

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds and the Underlying Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made for the Funds or the Underlying Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while an Underlying Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund or Underlying Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as an Underlying Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by an Underlying Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Underlying Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as an Underlying Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of an Underlying Fund. In addition, an Underlying Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information   B-31

          Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Underlying Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

          Advisors’ procedures also address basket trades (trades in a wide variety of securities — on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Underlying Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Underlying Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Underlying Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and nonproprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

          IPO allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Underlying Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds and the Underlying Funds, as well as certain other clients, is based on a percentage of assets under management whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ABOUT THE TRUST AND THE SHARES

          The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          Each of the Funds offers three classes of shares (Retirement Class, Premier Class and Institutional Class). The Lifecycle Retirement Income Fund also offers Retail Class shares. The distribution and service fee arrangements of each share class are described below.

          Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements apply to certain Retail Class investors, as well as a small account maintenance fee. The Lifecycle Retirement Income Fund has adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act for its Retail Class through which it can reimburse (with respect to the Lifecycle Funds) TPIS, and TPIS in turn, may pay other entities) for its expenses associated with distributing, promoting and/or servicing Retail Class shares of the Fund in an annual amount up to 0.25% of average daily net assets.

          Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Retirement Class shares also may be offered through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code. Additionally, Retirement Class shares may be offered by certain intermediaries who have entered into a contract arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. The Retirement Class of the Funds has adopted distribution Rule (12b-1) plans under which the Funds may either reimburse (with respect to the Lifecycle Funds) TPIS for its expenses or compensate (with respect to the Lifecycle Index Funds) TPIS for its activities associated with dis-

B-32	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

tributing, promoting and/or servicing Retirement Class shares in an annual amount up to 0.05% of average daily net assets.

          Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, inconnection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b) (7) or 457 of the Code. Premier Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be offered by certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net assets.

          Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investments will apply to certain investors in Institutional Class shares.

          Shareholders investing through employee plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors.

          The Funds invest in the Institutional Class Shares of the Underlying Funds. Institutional Class shares of the Underlying Funds are offered without distribution plan or shareholder service expenses or fees.

DISTRIBUTION (12b-1) PLANS

          The Trust’s Board of Trustees has adopted four types of Distribution Plans pursuant to Rule 12b-1 under the 1940 Act related to the Funds. The first type of distribution plan concerns the Retirement Class shares of each of the Lifecycle Funds (the “Lifecycle Retirement Class Plan”); the second type of distribution plan concerns Retirement Class shares of each of the Lifecycle Index Funds (the “Lifecycle Index Retirement Class Plan”); the third type of distribution plan concerns Retail Class shares of the Lifecycle Retirement Income Fund (the “Retail Class Plan”); and the fourth type of distribution plan concerns the Premier Class shares of the Lifecycle Funds and Lifecycle Index Funds (the “Premier Class Plan”) (collectively, the “Plans”).

          Under the Lifecycle Retirement and Retail Class Plans, the applicable Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion, distribution and/or shareholder servicing of its Retirement Class shares or Retail Class shares, respectively. Under the Lifecycle Index Retirement and all of the Funds’ Premier Class Plans, the applicable Fund pays TPIS at a set annual rate to compensate TPIS for promoting, distributing and/or servicing Retirement or Premier Class shares, respectively. The expenses for which a Fund may compensate or reimburse TPIS under the Plans include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of the applicable class of shares, as well as for shareholder servicing expenses.

          Reimbursements by a Lifecycle Fund under the Lifecycle Retirement Class Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate approved by the Board for any Fund may exceed the annual rate of 0.05% of the average daily net asset value of Retirement Class shares of such Fund. Payments by a Lifecycle Index Fund under the Lifecycle Index Retirement Class Plan are calculated daily and paid monthly at the annual rate of 0.05% of the average daily net asset value of Retirement Class shares of each such Fund. Reimbursements by the Lifecycle Retirement Income Fund under the Retail Class Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net asset value of Retail Class shares of the Fund. For purposes of determining the reimbursements payable under each Plan, the NAV of the Funds’ outstanding Retirement Class or Retail Class shares are computed in accordance with the Declaration of Trust. Payments by a Fund under the Premier Class Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund.

          Please note, however, that TPIS has contractually agreed not to seek any payment or reimbursement under the Lifecycle Retirement Class Plan through January 31, 2011 and under the Lifecycle Index Retirement Plan through January 31, 2011. Prior to August 1, 2009, TPIS also contractually agreed not to seek reimbursement under the Retail Class Plan. Therefore, no 12b-1 fees were paid by the Lifecycle Funds pursuant to the Lifecycle Retirement Class Plan or the Lifecycle Index Funds pursuant to the Lifecycle Index Retirement Plan in 2009. However, effective August 1, 2009, the Lifecycle Retirement Income Fund began reimbursing TPIS under the Retail Class Plan. As a result, Retail Class shares of the Lifecycle Retirement Income Fund did pay 12b-1 fees for a portion of the fiscal year between August 1, 2009 and September 30, 2009. These 12b-1 fees amounted to $3,324 in the aggregate for the fiscal year ended September 30, 2009. The continuing suspension agreement concerning the Lifecycle and Lifecycle Index Retirement Class Plans may be amended or terminated at any time by TPIS with the approval of the Board of Trustees.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-33

          For the fiscal year ended September 30, 2009, the table below reflects the aggregate amount of 12b-1 fees paid by Premier Class shares of each Lifecycle Fund and Lifecycle Index Fund under the Premier Class Plan:

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Lifecycle 2010 Fund	$1	Lifecycle Index 2010 Fund	$1
Lifecycle 2015 Fund	$1	Lifecycle Index 2015 Fund	$1
Lifecycle 2020 Fund	$1	Lifecycle Index 2020 Fund	$1
Lifecycle 2025 Fund	$1	Lifecycle Index 2025 Fund	$1
Lifecycle 2030 Fund	$1	Lifecycle Index 2030 Fund	$1
Lifecycle 2035 Fund	$1	Lifecycle Index 2035 Fund	$1
Lifecycle 2040 Fund	$1	Lifecycle Index 2040 Fund	$1
Lifecycle 2045 Fund	$1	Lifecycle Index 2045 Fund	$1
Lifecycle 2050 Fund	$1	Lifecycle Index 2050 Fund	$1
Lifecycle Retirement Income Fund	$1	Lifecycle Index Retirement Income Fund	$1

          Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred or fees accrued with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of the Board. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAV of the participating Fund.

          Each Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Plan (the “Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Plans. In adopting each Plan, the trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Fund’s Retirement Class shares, Premier Class shares or Retail Class shares, respectively.

          Pursuant to each Plan, at least quarterly, TPIS provides the Trust with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

          One of the potential benefits of each Plan is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions of Retirement Class, Retail Class and Premier Class shares, respectively, which could assist a Fund in achieving scale and contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          Each Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty with respect to a Fund at any time: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a Fund’s Retirement Class shares, Retail Class shares or Premier Class shares (as applicable). Each Plan further provides that it may not be amended to increase materially the maximum amount of the fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to Retirement Class, Retail Class or Premier Class shares of the Fund, respectively. In addition, each Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees with respect to the applicable Fund or Class. The holders of Retirement Class shares, Retail Class shares and Premier Class shares of each Fund have respective exclusive voting rights with respect to the application of the Plan applicable to the respective share class of each Fund.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series of the Trust, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder of a series of the Trust incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indi-

B-34	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

rectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents, nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes, although the Trust may do so periodically. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

          Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the net asset value per share of the applicable Fund.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically “series” of shares) or “classes” of shares in the Trust without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing Funds.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

          The share price of each Fund and Underlying Fund is determined based on the Fund’s net asset value, and the assets of each Fund consist primarily of shares of the Underlying Funds. Therefore, the prices of Fund shares are primarily determined based on the net asset values per share of the Underlying Funds. The assets of each Underlying Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Underlying Fund investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

FOREIGN INVESTMENTS

          Underlying Fund investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund of the Fund’s net asset value. If events materially affecting the value of foreign investments occur between the time their share price is deter-

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-35

mined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing services, except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

          All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE UNDERLYING MONEY MARKET FUND

          For the Underlying Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Underlying Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Underlying Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by an Underlying Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of an Underlying Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when an Underlying Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from an Underlying Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectuses.

B-36	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

TAX STATUS

          The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

          This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

          YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

          If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits).

EQUALIZATION ACCOUNTING

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          As of September 30, 2009, the following Funds have capital loss “carryforwards” as indicated in the table below. To the extent provided in the Code and Regulations thereunder, a Fund may carry forward capital losses to offset realized capital gains in

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-37

future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

          Due to large shifts in the ownership percentage of the Lifecycle 2050 Fund during the fiscal year ended September 30, 2009, the use of capital losses and capital loss carryforwards in future fiscal years for the Fund may be subject to limitations under the Code and Regulations thereunder.

Fund	Date of Expiration 9/30/2017

Lifecycle 2010	$3,985,880
Lifecycle 2015	3,200,320
Lifecycle 2020	2,008,560
Lifecycle 2025	1,468,893
Lifecycle 2030	771,801
Lifecycle 2035	192,929
Lifecycle 2040	394,030
Lifecycle 2045	2,643
Lifecycle 2050	11,163
Lifecycle Retirement Income	157,038

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Fund or Underlying Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund or Underlying Funds may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Trust will report to the shareholders of the Funds, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Fund or Underlying Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Fund or Underlying Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Fund or Underlying Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Fund or Underlying Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements

B-38	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund or Underlying Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

          Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

DISTRIBUTIONS

          Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At the Trust’s option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any of its distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-39

received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. A Fund may receive qualified dividend income to the extent it receives qualifying distributions from Underlying Funds and meets certain holding period requirements with respect to the Underlying Fund. In order to constitute qualified dividend income to an Underlying Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Underlying Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income from Underlying Funds during the taxable year. Capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Funds, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, individual shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. These maximum rates on long-term capital gains apply to taxable years beginning prior to January 1, 2011. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will be 20% (or 10% in the case of individual investors who are in the 10% or 15% tax bracket). Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

B-40	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Funds with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder who is identified by the IRS in a notice to the Funds as having failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

BROKERAGE ALLOCATION

          Each Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer — the Underlying Funds. As such, the Funds incur minimal brokerage commissions. The Lifecycle Funds incurred no brokerage commissions in 2009.

          Advisors is responsible for decisions to buy and sell securities for the Underlying Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Underlying Fund, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Advisors deems the purchase or sale of a security to be in the best interests of an Underlying Fund, its personnel also may, consistent with their fiduciary obligations, decide to either buy or sell a particular security for the Underlying Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

          Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Underlying Funds and its other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Underlying Fund may be used by Advisors in managing other Underlying Funds and other investment company clients and advisory clients of Advisors. If such research or services are obtained for cash and not through the allocation of brokerage commissions, then the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Underlying Funds. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the Trust.

          Information about the amounts of commissions paid by the Underlying Funds is included in the SAI for the Underlying Funds.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-41

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Underlying Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Underlying Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Vice President, General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

          The financial statements for the fiscal year ended September 30, 2009 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers, LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

          The audited financial statements of the Funds are incorporated herein by reference to the Trust’s report on Form N-CSR for the fiscal year ended September 30, 2009 which contains the Funds’ Annual Report. These financial statements have been filed with the SEC and the report has been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual Report on request.

B-42	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

B-43	I. Introduction: Historical Perspective

B-44	II. Shareholder Rights

B-44	III. Director Elections — Majority Voting

B-45	IV. The Board of Directors

B-45	V. Board Structure and Processes
B-45	A. Board Membership
B-46	B. Board Responsibilities
B-46	C. Board Operation and Organization

B-48	VI. Executive Compensation
B-49	A. Equity-Based Compensation
B-49	B. Perquisites
B-49	C. Supplemental Executive Retirement Plans
B-49	D. Executive Contracts

B-50	VII. TIAA-CREF Corporate Governance Program
B-50	A. Engagement Policy and Practices
B-50	B. Proxy Voting
B-50	C. Influencing Public Policy and Regulation
B-50	D. Divestment

B-50	VIII. International Governance

B-51	IX. Environmental and Social Issues

B-52	X. Securities Lending Policy

B-52	APPENDIX A: Proxy Voting Guidelines
B-52	Guidelines for Board-Related Issues
B-53	Guidelines for Other Governance Issues
B-53	Guidelines for Compensation Issues
B-54	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account invests only in companies that meet specified environmental, social and governance criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-43

development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right tone at the top.

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections — Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

B-44	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

          TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors”). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

           A. Board Membership

          1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

          The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

          An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.” Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

          2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

          3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

          4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

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          5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

          6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

          7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

          8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

          9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

          B. Board Responsibilities

          1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

          2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

          3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

          The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

          The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

          4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

          C. Board Operation and Organization

          1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

          2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

          3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

          4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

          5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement pol-

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icy. A director retirement policy can contribute to board stability, vitality and renewal.

          6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

          Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

          Committee Structure. Under existing regulations, boards are required to establish three standing committees — an audit committee, a compensation committee and a nominating/governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

          Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

          Each committee should have the power to hire independent experts and advisors.

          Each committee should report to the full board on the issues and decisions for which it is responsible.

          Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

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•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.

Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

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          A. Equity-Based Compensation

          Oversight of Equity-Based Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

          In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

          B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

          C. Supplemental Executive Retirement Plans

          Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

          D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

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VII. TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

          A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

          B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

          C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

          D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from our accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate gover-

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nance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

          TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

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          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

          Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities — acting as responsible owners while maximizing value — can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict — whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

          Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

B-52	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

          Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

          Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-53

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

          Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

B-54	Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds

          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

          Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

          Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

          Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds of the TIAA-CREF Funds ▪ Statement of Additional Information	B-55

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TIAA CREF

FINANCIAL SERVICES
FOR THE GREATER GOOD®

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF FUNDS

FEBRUARY 1, 2010

Growth & Income Fund
International Equity Fund
Large-Cap Growth Fund
Large-Cap Value Fund
Mid-Cap Growth Fund
Mid-Cap Value Fund
Small-Cap Equity Fund
Large-Cap Growth Index Fund
Large-Cap Value Index Fund
Equity Index Fund
S&P 500 Index Fund
Small-Cap Blend Index Fund
International Equity Index Fund
Enhanced International Equity
     Index Fund

Enhanced Large-Cap Growth Index Fund
Enhanced Large-Cap Value Index Fund
Social Choice Equity Fund
Real Estate Securities Fund
Managed Allocation Fund
Bond Fund
Bond Plus Fund
Short-Term Bond Fund
High-Yield Fund
Tax-Exempt Bond Fund
Inflation-Linked Bond Fund
Bond Index Fund
Money Market Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the TIAA-CREF Funds’ prospectuses, dated February 1, 2010 (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes 27 Funds. Each Fund offers Institutional Class shares. Certain of the Funds also offer other share classes, such as Retail Class, Retirement Class, and/or Premier Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements for the fiscal year ended September 30, 2009 are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Report to shareholders. The Funds will furnish you, without charge, a copy of the Annual Report on request.

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies

B-23	Disclosure of Portfolio Holdings

B-25	Management of the Trust
B-25	The Board of Trustees
B-25	Trustees and Officers
B-28	Equity Ownership of the Trustees
B-28	Trustee and Officer Compensation
B-29	Board Committees

B-29	Proxy Voting Policies

B-31	Principal Holders of Securities

B-35	Underwriter

B-35	Investment Advisory and Other Services
B-35	Investment Advisory Services
B-36	Service Agreements
B-38	Custodian, Transfer Agent and Fund Accounting Agent
B-38	Independent Registered Public Accounting Firm
B-38	Personal Trading Policy

B-38	Information about the Funds’ Portfolio Management Teams

B-42	About the Trust and the Shares
B-42	Class Structure
B-42	Distribution (12b-1) Plans
B-43	Indemnification of Shareholders

B-44	Indemnification of Trustees
B-44	Limitation of Fund Liability
B-44	Shareholder Meetings and Voting Rights
B-44	Shares
B-44	Additional Funds or Classes
B-44	Dividends and Distributions

B-44	Pricing of Shares
B-44	Investments for Which Market Quotations Are Readily Available
B-44	Equity Securities
B-45	Foreign Investments
B-45	Debt Securities
B-45	Special Valuation Procedures for the Money Market Fund
B-45	Options and Futures
B-46	Investments for Which Market Quotations Are Not Readily Available

B-46	Tax Status

B-51	Brokerage Allocation
B-55	Directed Brokerage

B-55	Legal Matters

B-55	Experts

B-55	Financial Statements

B-56	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

          The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of twenty-seven Funds of the Trust described in this SAI.

          Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the Tax-Exempt Bond Fund, the investment objective of each Fund as described in the Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

          Each Fund is classified as “diversified” within the meaning of the 1940 Act. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

          Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.

2.

The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Fund will not purchase real estate or mortgages directly.

5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.	The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Fund will not purchase any security on margin except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each Fund other than the Managed Allocation Fund:

8.

The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of the Managed Allocation Fund:

9.	The Fund will not invest in securities other than securities of other registered investment companies or other permissible

B-2	Statement of Additional Information ▪ TIAA-CREF Funds

investment products or pools that are approved by the Board of Trustees, government securities or short-term securities.

The following restrictions are fundamental policies of the Tax-Exempt Bond Fund:

10.

The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

11.

Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund:

12.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry. With respect to this restriction, the Managed Allocation Fund may invest more than 25% of its assets in any one investment company or other permissible invest product or pool.

          While the Managed Allocation Fund does not intend to concentrate its investments in a particular industry, the Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more of its underlying funds, pools or products. Currently, no underlying investment of the Managed Allocation Fund, other than the Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

          With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

          Non-Equity Investments of the Equity Funds. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

          These investments and other Fund investment strategies are discussed in detail below.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Credit Facility. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

          If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

          Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the

TIAA-CREF Funds ▪ Statement of Additional Information	B-3

Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments temporarily banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

          For example, various agencies and instrumentalities of the U.S. Government have recently implemented or announced programs that support short-term debt instruments, including commercial paper, in an attempt to sustain liquidity in the markets for these securities. Among these programs are: the FDIC-administered Temporary Liquidity Guarantee Program, which guarantees certain debt issued by FDIC-insured institutions; the Federal Reserve Bank of New York-administered Term Asset-Backed Securities Loan Facility (“TALF”), Commercial Paper Funding Facility (“CPFF”), and Money Market Investor Funding Facility (“MMIFF”); and the Asset Backed Commercial Paper Money Market Fund Liquidity Program (“AMLF”) administered by the Federal Reserve Bank of Boston. The U.S. Treasury Department also has announced or implemented various programs and initiatives aimed at supporting and increasing liquidity in the credit markets, including the Public-Private Investment Program for Legacy Assets, which, among other things, is designed to combine federal funding with private investments to purchase certain troubled real estate-related assets from financial institutions.

          Recently, legislators, regulatory agencies, the U. S. Treasury Department, trade groups, and others have proposed significant and sweeping changes to the U.S. financial regulatory system. For example, under the Troubled Asset Relief Program (“TARP”), the U. S. Government invested more than approximately $204 billion in financial institutions during 2009 alone.

          The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

          Illiquid Investments. The Board of Trustees of the Funds has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. The Funds may invest up to 15% (10% in the case of the Money Market Fund) of their net assets (taken at current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations, or delays in, resale may have an adverse effects on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

          Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

          Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally

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have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). The Funds are not expected to use options and futures strategies in a speculative manner, but rather they may use them primarily as hedging techniques or for cash management purposes.

          Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

          Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          The Funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that they had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          The Funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an

TIAA-CREF Funds ▪ Statement of Additional Information	B-5

obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

          By purchasing a futures contract — assuming a “long” position —Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Funds usually will be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Funds’ securities portfolios against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

          For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

          It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the

B-6	Statement of Additional Information ▪ TIAA-CREF Funds

futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration or regulation as commodity pool operators.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds’ risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

          When a Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt Instruments Generally

          A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit

TIAA-CREF Funds ▪ Statement of Additional Information	B-7

of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

          In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps — a liquidity backstop and the mortgage-backed securities purchase program — expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, the High-Yield Fund will invest at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and there-

B-8	Statement of Additional Information ▪ TIAA-CREF Funds

fore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

          The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

          Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

          Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly-traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Custodial receipts issued in connection with so-called trademark zero coupon securities, such as Certificates of Accrual on Treasuries (“CATS”) and Treasury Income Growth Receipts (“TIGRs”), are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., those purchased through the Federal Reserve’s Separate Trading of Registered Interest and Principal of Securities Program (“STRIPs”) and Coupons Under Book Entry Safekeeping (“CUBEs”)) are direct obligations of the U.S. Government.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1-3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable

TIAA-CREF Funds ▪ Statement of Additional Information	B-9

rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          A Fund may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities (Including Exchange-Traded Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly

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by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          A Fund may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed-income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment-grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral.

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CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

          Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue soft bullet maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the credit worthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified timeframe and a stable regulatory environment.

          Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

          Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by the SEC (including a decline in

B-12	Statement of Additional Information ▪ TIAA-CREF Funds

the value of) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

          By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Funds may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the credit-worthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s

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obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          In addition to other swap transactions, the Funds (including the Enhanced International Equity Index Fund) may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Enhanced International Equity Index Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, the Enhanced International Equity Index Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, the Enhanced International Equity Index Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Enhanced International Equity Index Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Enhanced International Equity Index Fund’s shares, may be reduced.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

          Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond) undergoes a “credit event” (e.g., a default). CDS shares many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

          Investment Companies. Subject to certain exceptions and limitations, each Fund other than the Managed Allocation Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund other than Managed Allocation Fund can hold more than 3% of the total outstanding voting stock of any single investment company. The Managed Allocation Fund can invest all of its assets in the securities of other investment companies. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the Funds may invest in other investment companies for cash management and defensive purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above.

          Other investment products similar to ETFs in which the Managed Allocation Fund may invest are exchange-traded notes (“ETNs”). While ETNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by the ETNs’ issuers. As with ETFs, when the Managed Allocation Fund invests in an ETN, it will bear certain investor expenses charged by the ETN.

          Exchange-Traded Funds. A Fund may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in

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stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on a Fund’s investments in other investment companies, which are described above under the heading “Investment Companies.”

          Exchange-Traded Notes. The Managed Allocation Fund may purchase shares of ETNs. ETNs are exchange-traded fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). Often, ETNs are structured as uncollateralized medium-term notes. Typically, the Managed Allocation Fund would purchase ETNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN. The price of an ETN can fluctuate within a wide range, and the Managed Allocation Fund could lose money investing in an ETN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

CURRENCY TRANSACTIONS

          The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Funds may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Funds in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately

TIAA-CREF Funds ▪ Statement of Additional Information	B-15

negotiated transactions, there can be no assurance that the Funds will have flexibility to roll-over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

          Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

          Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

          In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

FOREIGN INVESTMENTS

          As described more fully in the Prospectuses, certain of the Funds (but especially the International Equity Fund, International Equity Index Fund and Enhanced International Equity Index Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s abil-

B-16	Statement of Additional Information ▪ TIAA-CREF Funds

ity to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria, it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the “World Bank”) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated

TIAA-CREF Funds ▪ Statement of Additional Information	B-17

political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

B-18	Statement of Additional Information ▪ TIAA-CREF Funds

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000’s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the

TIAA-CREF Funds ▪ Statement of Additional Information	B-19

government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japanese economic recovery, which set the stage for bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Municipal Securities. The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (AMT) or from state or local taxes).

          Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

          Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

          Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to heath care delivery and competition from alternative health care of conventional housing facilities.

B-20	Statement of Additional Information ▪ TIAA-CREF Funds

          Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

          Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Tax-Exempt Bond Fund within the applicable limits set forth in the Prospectus.

          Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

          Municipal Leases. Municipal leases are municipal securities that may take the form of lease or an installment purchase contract issued by the state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities.

          Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. The Tax-Exempt Bond Fund will not purchase lease obligations that contain non-appropriation clauses with an average life of five years or longer unless the lease obligation is rated investment grade by a nationally recognized rating organization.

          Municipal lease obligations may be deemed to be illiquid. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

          Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable.

          Municipal leases can be both rated and unrated. Rated leases that may be held by the Tax-Exempt Bond Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The Tax-Exempt Bond Fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which the Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

          To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will not invest in municipal lease obligations that are deemed illiquid if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

          Tobacco Related Bonds. The Tax-Exempt Bond Fund may invest in tobacco settlement related bonds.

          Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local governments issuing the bonds, their credit-worthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the tobacco companies subject to the tobacco settlement could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.

          Tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any tobacco litigation matters could adversely affect the payment streams associated with tobacco related bonds.

          Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand pay-

TIAA-CREF Funds ▪ Statement of Additional Information	B-21

ment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

          Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

          Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the Tax-Exempt Bond Fund, the participation interest will backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

          Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation have similar credit quality, redemption provisions and maturity.

          Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

          Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

          Industry Concentration. With the exception of the Managed Allocation Fund and the Real Estate Securities Fund, none of the Funds will concentrate more than 25% of its total assets in any one industry. While the Managed Allocation Fund does not intend to concentrate its investments in any particular industry, the Fund may, through one or more of its underlying funds in which it invests, indirectly concentrate in a single industry. Currently, no underlying fund of the Managed Allocation Fund, other than the Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

          Portfolio Turnover. Generally, the transactions a Fund engages in are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities,

B-22	Statement of Additional Information ▪ TIAA-CREF Funds

including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

          For the year ended September 30, 2009, the portfolio turnover of some of the Funds significantly changed from portfolio turnover rates in 2008 as a result of a variety of factors.

          The Large-Cap Growth Fund portfolio turnover rate increased to 269% for 2009 as compared with 192% for the same period in 2008. The increase in portfolio turnover reflects of a degree of portfolio repositioning intended to result in a larger proportion of holdings in stocks with higher perceived growth potential in order to enable the fund to benefit from improving economic and financial market conditions.

          The Mid-Cap Value Fund portfolio turnover rate, which remained at a low level in relation to industry peer group funds, increased to 57% for 2009 as compared with 41% for the same period in 2008. This increase in portfolio turnover represented a return to more normalized market environment and trading conditions during 2009. Conditions of heightened market volatility and reduced liquidity in the prior year resulted in lower portfolio turnover due to the portfolio management team’s efforts to limit frictional costs of trading during that period.

          The Mid-Cap Growth Fund portfolio turnover rate decreased to 80% for 2009 as compared with 111% for the same period in 2008. The decrease in portfolio turnover reflects the portfolio management team’s view that portfolio positions initiated in earlier periods in many cases continued to represent attractive values and required less frequent trading in order to benefit from changes in financial market conditions that occurred during 2009.

          The International Equity Fund portfolio turnover rate decreased to 118% for 2009 as compared with 204% for the same period in 2008. The decrease in portfolio turnover reflects a return to more normalized market conditions during 2009. Turnover during the previous year was increased by a degree of repositioning within market sectors and also reflected increased shareholder purchase and redemption activity.

          The S&P 500 Index Fund portfolio turnover rate decreased to 5% for 2009 as compared with 14% for the same period in 2008, and the International Equity Index Fund portfolio turnover rate decreased to 31% for 2009 as compared with 45% for the same period in 2008. The decreases in portfolio turnover were attributable to lower rebalancing activity associated with the Funds’ benchmarks (the S&P 500 Index is the benchmark for the S&P 500 Index Fund and the MSCI EAFE Index is the benchmark for the International Equity Index Fund), in addition to less frequent use of ETFs as a means of investing excess cash balances.

          The Managed Allocation Fund portfolio turnover rate increased to 48% for 2009 as compared with 26% for the same period in 2008. This increase in portfolio turnover was due in part to higher redemption activity and due in part to continued volatile market conditions, which resulted in more frequent rebalancing among underlying funds held in the portfolio.

          A number of fixed-income Funds were also impacted by significant changes in turnover rates. The Bond Fund portfolio turnover rate increased to 173% for 2009 as compared with 113% for the same period in 2008, the Bond Plus Fund portfolio turnover rate increased to 143% in 2009 as compared with 92% for the same period in 2008, the Short-Term Bond Fund portfolio turnover rate increased to 173% in 2009 as compared with 102% for the same period in 2008, and the High Yield Bond Fund portfolio turnover rate increased to 79% for 2009 as compared with 59% for the same period in 2008. Following a period of heightened market volatility and reduced liquidity that existed for much of 2008, the increase in portfolio turnover for these fixed-income funds reflects a return to more normalized market conditions, greater liquidity, and increased issuance of corporate and U.S. Treasury bonds, which resulted in an increased number of opportunities to execute trades on attractive terms. Specifically, for the Bond Fund and Bond Plus Fund, the increase in turnover was also partly attributable to purchases of newly-issued corporate bonds and was also partly attributable to an increase in the level of mortgage dollar roll (“MDR”) positions. MDRs are bought and sold every month, which contributes to higher turnover rates. The increase in the portfolio turnover rate of the High Yield Bond Fund was also partly attributable to increased purchases of newly-issued high yield bonds.

          Finally, the Tax-Exempt Bond Fund portfolio turnover rate decreased to 28% for 2009 as compared with 50% for the same period in 2008. The decrease in portfolio turnover reflects the portfolio manager’s view that is was advantageous during much of the year to hold certain bonds until better value was reflected in municipal bond markets.

          The portfolio turnover rates of the other Funds did not change significantly from 2008 to 2009.

          The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

TIAA-CREF Funds ▪ Statement of Additional Information	B-23

          The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

Fund holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•

Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•

Any waiver to the policies and procedures must be approved in writing by an individual holding the title of Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

          On an annual basis, the Boards of the respective Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; and Bloomberg L.P. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confi-dential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, N.Y. 10164.

B-24	Statement of Additional Information ▪ TIAA-CREF Funds

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

          The Board of Trustees oversees the Trust’s business affairs. The Board delegates the day-to-day management of the Funds to Advisors and its officers (see below). The Board meets periodically to review, among other things, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios.

TRUSTEES AND OFFICERS

          The following tables include certain information about the trustees and certain primary officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years. The first table includes information about the Trust’s disinterested trustees and the second table includes information about the Trust’s officers. The first table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The Trust has no interested trustees.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990-2005) and Head of Global Product Management (2003-2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	66

Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee Member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990-2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	66

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	66	None

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since September 2007) of Copper Rock Capital Partners, LLC (investment adviser). Formerly, Chief Operating Officer, DDJ Capital Management (2003-2006); and Executive Vice President (2000-2002), Senior Vice President (1995-2000) and Vice President (1992-1995), Fidelity Investments.	66	Member, Board of Directors of Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005	James S. Reid, Jr. Professor of Law (since 2004). Formerly, Acting Dean of Harvard Law School (2009); Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	66	None

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997-2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997).	66	None

TIAA-CREF Funds ▪ Statement of Additional Information   B-25

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	President and Chief Operating Officer, Amhold S. Bleichroeder Advisers, Inc (since 2009); Principal and Founder BAM Consulting LLC (since 2003). Formerly, Independent Consultant for Merrill Lynch (2003-2009); Chairman, Oppenheimer Funds, Inc. (2000-2001); and Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	66	Director, Prudential plc and International Advisory Board, British-American Business Council.

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and CEO, National Bureau of Research (since 2008); Head (2006-2008) and Associate Head (1994-2000 and 2001-2006) Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996), and Program Director, National Bureau of Economic Research (1990-2008).	66	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); Alfred P. Sloan Foundation; and National Bureau of Economic Research.

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term. Trustee since 1999. Chairman of the Board (since 2009).	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); Chairman CEO and CIO, NCM Capital Advisers, Inc. (since 2003) and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	66	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001-2002) and Associate Director of Research (2000-2003), the Center for International Business Education and Research, University of Texas at Austin and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

				66	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since 2007.

Executive Vice President (EVP), Individual & Institutional Client Services (since 2009), EVP, Individual Client Services (2007-2009) of Teachers Insurance and Annuity Association (“TIAA”) and EVP of TIAA-CREF Funds, College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since 2008); EVP of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007-2008); Manager, President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002-2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997-2003).

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.

EVP and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996-2009), Special Advisor to the Chairman for International Derivatives (1995-1996), U.S. Securities and Exchange Commission; and Director, Division of Market Regulation (1993-1995), U.S. Securities and Exchange Commission.

B-26   Statement of Additional Information ▪ TIAA-CREF Funds

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Teachers Advisors, Inc. (“Advisors”), Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008) and Chief Compliance Officer of TIAA Separate Account VA-3 (since 2008). Chief Compliance Officer of Advisors (2008); Managing Director/Director of Global Compliance, AIG Investments (2000-2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998-2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997-1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994-1997); and Staff Attorney, Division of Enforcement, U.S. Securities and Exchange Commission (1988-1994); and Staff Attorney, New York Office of Special Prosecutor (Howard Beach case) (1987-1988).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007

President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007); EVP (since 1997) of CREF and TIAA Separate Account VA-1; EVP, Investments, Research, Institute & Strategy (since 2009) and EVP, Head of Asset Management (2006-2009), and EVP and Chief Investment Officer (2005) of TIAA. Director of Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Fund Complex (2003-2006). Director of TIAA Global Markets, Inc. (2004-2005); Director of TIAA-CREF Life Insurance Company (1997-2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006-2008).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Funds Treasurer of TIAA since 2007, Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds (since 2007) and TIAA Separate Account VA-1 (since 2009) and Treasurer of CREF (since 2008). Director (since 2008) and Funds Treasurer (since 2007) of Advisors; Manager and Funds Treasurer of Investment Management (since 2008); Director of TIAA-CREF Trust Company, FSB (since 2008). Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

EVP, Chief Communications Officer of TIAA (since 2009) and EVP of the TIAA-CREF Fund Complex (since 2003). Formerly, EVP Public Affairs of TIAA (2005-2009); Director of TIAA-CREF Life Insurance Company (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.

EVP, Head of Risk Management of TIAA and EVP of the TIAA-CREF Fund Complex (since 2009) and EVP, Risk Management of Advisors and Investment Management (since 2009). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008-2009), Senior Managing Director of Advisors and Investment Management (2006-2009), Senior Managing Director, Chief Credit Risk Officer (2004-2008) of TIAA. Director, TIAA-CREF Life Insurance Company (2006-2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005-2006). Senior Vice President, Risk Management Department, Lehman Brothers (1996-2004).

William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One year term. Vice President and Corporate Secretary since 2008.

Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2008). Formerly, Deputy General Counsel and Corporate Secretary, Bank of America (2005-2008); and Deputy General Counsel, Secretary and Corporate Governance Officer, The Gillette Company (2000-2005).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

EVP, Human Resources and Corporate Services (since 2007), and EVP, Human Resources (2005-2007) of TIAA and EVP of the TIAA-CREF Fund Complex (since 2003) and Head of Corporate Services of TIAA (since 2006). Director, TIAA-CREF Life Insurance Company (2003-2006); First Vice President and Head of Human Resources, International Private Client Division and Global Debt Markets, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).

Cara L. Schnaper TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-year Term. Executive Vice President since February 2008.

EVP, Technology and Operations of TIAA (since 2008), and EVP of the TIAA-CREF Fund Complex (since 2008). Principal, Market Resolve, LLC (2006-2008); and Head, Middle Office, Investment Banking (2000-2002), Head, Technology and Operations, Equities (1999-2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997-1999), JP Morgan Chase & Co.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.

EVP, and Chief Institutional Development and Sales Officer (since 2008); EVP, Strategy, Integration and Policy (2007-2008); EVP, Strategy, Implementation and Policy (2006-2007), EVP, Product Management (2005-2006) of TIAA and EVP of the TIAA-CREF Fund Complex (since 2008); EVP, Strategy Implementation and Policy of TIAA (2006-2008); Manager of TIAA-CREF Redwood, LLC (since 2007); Director of TCT Holdings, Inc. (since 2007); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, EVP, Product Management of TIAA (2000-2005); and President and Chief Executive Officer, Horizon Mercy (1996-2000).

TIAA-CREF Funds ▪ Statement of Additional Information    B-27

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

EVP, Product Development and Management (since 2009), EVP, Institutional Client Services 2006-2009), EVP, Product Management (2005-2006) of TIAA and the EVP of the TIAA Fund Complex (since 2008); EVP, Institutional Client Services of TIAA (2006-2008); Director of TCT Holdings, Inc. (since 2007); EVP of TIAA-CREF Life Insurance Company (since 2009); Director (since 2007) and EVP (since 2008) of TIAA-CREF Enterprises, Inc. and Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006). Director of Tuition Financing (2006-2009); Senior Vice President, Pension Products (2003-2006) and Vice President, Support Services (1998-2003) of TIAA and the TIAA-CREF Fund Complex.

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2009. At that time, the Funds’ family of investment companies included the Funds and all of the other series of the Trust (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	Over $100,000	Over $100,000
Nancy A. Eckl	$10,001 - $50,000	Over $100,000
Eugene Flood, Jr.	Over $100,000	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	$50,001 - $100,000	Over $100,000
Nancy L. Jacob	$10,001 - $50,000	Over $100,000
Bridget Macaskill	Over $100,000	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation from the Trust and the TIAA-CREF Fund Complex received by each non-officer trustee for the fiscal year ended September 30, 2009. The Trust’s officers received no compensation from the Trust during the fiscal year ended September 30, 2009. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and the Trust (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), each a registered investment company.

DISINTERESTED TRUSTEES

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation Paid From TIAA-CREF Fund Complex

Forrest Berkley *	$12,646.58	$7,903.86	$195,000
Nancy A. Eckl	$15,169.83	$7,903.86	$218,750
Eugene Flood, Jr.	$13,715.98	$7,903.86	$205,000
Michael A. Forrester	$14,232.89	$7,903.86	$210,000
Howell E. Jackson	$16,069.11	$7,903.86	$227,500
Nancy L. Jacob	$17,485.26	$7,903.86	$241,250
Bridget Macaskill	$12,005.45	$7,903.86	$189,000
James M. Poterba *	$16,869.29	$7,903.86	$235,000
Maceo K. Sloan *	$19,276.22	$7,903.86	$257,500
Laura T. Starks	$16,618.17	$7,903.86	$232,500
Total:	$154,090.59	$79,038.59	$2,211,500

*

This compensation, or a portion of it, was not actually paid based on the prior elections of Messrs. Berkley, Poterba and Sloan to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. For the fiscal year ended September 30, 2009, Mr. Berkley elected to defer $172,835, Mr. Poterba elected to defer $22,935 and Mr. Sloan elected to defer $206,855 of total compensation from the TIAA-CREF Fund Complex.

B-28    Statement of Additional Information ▪ TIAA-CREF Funds

          The Board has approved trustee compensation at the following currently effective rates: an annual retainer of $100,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $16,000 ($20,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $16,000 ($21,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees for service on that committee. The trustees may also receive special or ad hoc Board or Committee fees of $2,500 per meeting. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter that is available upon request. During the fiscal year ended September 30, 2009, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended September 30, 2009, the Investment Committee held five meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2009, the Corporate Governance and Social Responsibility Committee held ten meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended September 30, 2009, the Executive Committee held one meeting. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Prof. Jackson and Dr. Jacob.

(5)
A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain Trust officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended September 30, 2009, the Nominating and Governance Committee held seven meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)
An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended September 30, 2009, the Operations Committee held seven meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create

TIAA-CREF Funds ▪ Statement of Additional Information    B-29

the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

          Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third party proxy advisory firms and consultants, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, the Trust has adopted special proxy voting policies for that Fund. Shares of the companies held in the Social Choice Equity Fund will be voted consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where Advisors’ is asked to vote on social matters that are not covered under the Fund’s screens, Advisors will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          A record of all proxy votes cast for the Funds for the twelve-month period ended June 30, 2009, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

B-30    Statement of Additional Information ▪ TIAA-CREF Funds

PRINCIPAL HOLDERS OF SECURITIES

          As of December 31, 2009, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund/Class	Percentage of Holding	Shares

Charles Schwab & Co Inc
Attn: Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4151
Social Choice Equity Fund – Retail Class	19.77%	3,491,914.679
Equity Index Fund – Retail Class	5.43%	2,105,203.457
High-Yield Fund – Retail Class	10.67%	1,557,526.482
Social Choice Equity Fund – Institutional Class	12.00%	2,413,640.956

ING National Trust
One Orange Way B3N
Windsor CT 06095-4773
Small-Cap Blend Index Fund – Institutional Class	7.19%	1,967,191.914
International Equity Index Fund – Institutional Class	15.82%	6,819,972.086
Equity Index Fund – Institutional Class	10.17%	12,418,673.785
Social Choice Equity Fund – Institutional Class	8.45%	1,699,946.009

JP Morgan
TIAA-CREF Trust Co IRA Program
C/O JP Morgan Chase Bank
Attn DC Plan Service Team (TIAA)
3 Metrotech Ctr
Brooklyn NY 11201-3800
Lifecycle 2050/Retirement Class	10.15%	253,161.644

JPMorgan Chase Bank NA FBO
TIAA-CREF Trust Co as Cust for
IRA Clients
Attn DC Plan Service Team
1 New York Plz Fl 17
New York NY 10004-1949
Growth & Income Fund – Retirement Class	22.43%	15,169,494.292
Social Choice Equity Fund – Retirement Class	33.46%	13,993,766.341
International Equity Fund – Retirement Class	16.92%	21,708,996.008
Large-Cap Value – Retirement Class	15.57%	9,423,498.145
Mid-Cap Growth Fund – Retirement Class	19.69%	7,674,313.786
Mid-Cap Value Fund – Retirement Class	14.77%	11,896,007.333
Real Estate Securities Fund – Retirement Class	26.85%	5,767,826.834
S&P 500 Index Fund – Retirement Class	25.45%	6,485,031.586
Large-Cap Growth Index Fund – Retirement Class	24.34%	3,750,174.548
Large-Cap Value Index Fund – Retirement Class	33.25%	5,379,766.913
Small-Cap Blend Index Fund – Retirement Class	25.38%	7,517,014.820
International Equity Index Fund – Retirement Class	24.33%	11,859,382.562
Small-Cap Equity Fund – Retirement Class	13.09%	4,280,885.896
Equity Index Fund – Retirement Class	32.66%	10,848,891.395
Inflation-Linked Bond Fund – Retirement Class	62.10%	8,491,350.304
Large-Cap Growth Fund – Retirement Class	62.61%	2,865,634.557
Managed Allocation Fund – Retirement Class	45.82%	1,200,355.453
Money Market Fund – Retirement Class	38.59%	47,793,284.160
Bond Fund – Retirement Class	60.82%	10,385,898.903
High-Yield Fund – Retirement Class	53.63%	7,929,568.064
Bond Plus Fund – Retirement Class	54.39%	3,266,395.304
Short-Term Bond Fund – Retirement Class	39.54%	2,729,993.537

Fund/Class	Percentage of Holding	Shares

JPMorgan Chase Bank TTEE/Cust FBO
Ret Plans With TIAA as Recordkeeper
Attn DC Plan Service Team
4 New York Plaza FL 17
New York NY 10004-2413
Small-Cap Blend Index Fund – Institutional Class	5.06%	1,385,805.902
Growth & Income Fund – Retirement Class	75.56%	51,109,268.212
Social Choice Equity Fund – Retirement Class	64.80%	27,100,056.986
International Equity Fund – Retirement Class	81.33%	104,343,823.037
Large-Cap Value Fund – Retirement Class	84.36%	51,046,696.632
Mid-Cap Growth Fund – Retirement Class	80.14%	31,231,629.271
Mid-Cap Value Fund – Retirement Class	80.62%	64,917,601.822
Real Estate Securities Fund – Retirement Class	72.74%	15,624,689.218
S&P 500 Index Fund – Retirement Class	74.20%	18,904,413.617
Large-Cap Growth Index Fund – Retirement Class	74.98%	11,549,709.766
Large-Cap Value Index Fund – Retirement Class	66.32%	10,730,477.198
Small-Cap Blend Index Fund – Retirement Class	74.41%	22,035,648.725
International Equity Index Fund – Retirement Class	75.48%	36,792,708.206
Small-Cap Equity Fund – Retirement Class	86.23%	28,199,115.952
Equity Index Fund – Retirement Class	62.17%	20,648,869.447
Inflation-Linked Bond Fund – Retirement Class	33.17%	4,535,082.124
Large-Cap Growth Fund – Retirement Class	33.14%	1,516,614.302
Managed Allocation Fund – Retirement Class	53.22%	1,394,133.173
Money Market Fund – Retirement Class	60.76%	75,262,162.420
Bond Fund – Retirement Class	35.15%	6,002,678.308
High-Yield Fund – Retirement Class	43.41%	6,418,873.305
Bond Plus Fund – Retirement Class	44.89%	2,696,277.230
Short-Term Bond Fund – Retirement Class	51.43%	3,551,336.979
Growth & Income Fund – Premier Class	99.19%	3,916,292.902
Social Choice Equity Fund – Premier Class	98.80%	2,350,680.171
International Equity Fund – Premier Class	99.16%	3,711,911.838
Large-Cap Value Fund – Premier Class	99.05%	2,381,485.274
Mid-Cap Growth Fund – Premier Class	99.03%	1,843,180.197
Mid-Cap Value Fund – Premier Class	99.43%	3,187,793.999
Real Estate Securities Fund – Premier Class	97.47%	1,340,446.397
Small-Cap Equity Fund – Premier Class	98.48%	1,483,103.810
Large-Cap Growth Fund – Premier Class	74.85%	87,881.358
High-Yield Fund – Premier Class	96.55%	807,441.606
Short-Term Bond Fund – Premier Class	93.88%	381,178.701

MMATCO LLP
Nominee For MMA Trust Company
PO Box 483
1110 N Main St
Goshen IN 46527-0483
Social Choice Equity/Institutional Class	5.06%	1,017,448.202

Maril & Co FBO 98
C/O M&I Trust Co NA
11270 W. Park S400
Milwaukee WI 53224-3623
Mid-Cap Value Fund – Institutional Class	14.64%	2,289,764.346

National Financial Services for the Exclusive Benefit
of our Customers
Attn: Deliveries
PO Box 770001
Cincinnati OH 45277-0033
Social Choice Equity Fund – Retail Class	10.22%	1,804,639.405
Mid-Cap Value Fund – Retail Class	14.22%	1,487,547.708
High-Yield Fund – Retail Class	7.48%	1,091,953,958

TIAA-CREF Funds ▪ Statement of Additional Information    B-31

Fund/Class	Percentage of Holding	Shares

Patterson & Co FBO
Omnibus Rein/Rein
1525 West WT Harris Blvd
Charlotte NC 28262-8522
Small-Cap Blend Index Fund – Institutional Class	8.34%	2,283,287.405

Pershing LLC
PO Box 2052
Jersey City NJ 07303-2052
International Equity Fund – Retail Class	5.50%	2,807,142.746
Bond Fund – Retail Class	22.13%	851,613.992
Lifecycle Retirement Income Fund – Retail Class	13.53%	169,833.644
Large-Cap Value Fund – Retail Class	10.63%	744,891.321
Mid-Cap Growth Fund – Retail Class	6.24%	321,770.581
Mid-Cap Value Fund – Retail Class	5.36%	560,976.128
Small-Cap Equity Fund – Retail Class	7.49%	327,910.353
Inflation-Linked Bond Fund – Retail Class	15.59%	1,993,843.090
High-Yield Fund – Retail Class	12.29%	1,794,136.034
Short-Term Bond Fund – Retail Class	10.35%	1,213,363.835
Tax-Exempt Bond Fund – Retail Class	11.54%	2,791,462.350
Short-Term Bond Fund – Retirement Class	9.03%	623,829.642

SEI Private Trust Company
C/O ID 568 Laird Norton
Attn Mutual Funds Administrator
One Freedom Valley Dr
Oaks PA 19456-9989
Social Choice Equity Fund – Institutional Class	5.37%	1,078,968.012

SEI Private Trust Company
C/O TIAA CREF
Attn Mutual Funds Administrator
One Freedom Valley Dr
Oaks PA 19456-9989
Real Estate Securities Fund – Institutional Class	8.05%	2,312,462.624
S&P 500 Index Fund – Institutional Class	20.04%	13,470,020.606
Small-Cap Equity Fund – Institutional Class	8.02%	1,947,054.898
International Equity Fund – Institutional Class	13.73%	11,274,611.125
Growth & Income Fund – Institutional Class	14.48%	7,817,666.939
Social Choice Equity Fund – Institutional Class	24.41%	4,909,430.235
Bond Fund – Institutional Class	7.22%	16,238,237.785
Managed Allocation – Institutional Class	100.00%	139,897.673
High-Yield – Institutional Class	30.90%	8,791,184.937
Short-Term Bond – Institutional Class	43.86%	4,632,622.112
Tax-Exempt Bond – Institutional Class	96.44%	1,564,311.722

Fund/Class	Percentage of Holding	Shares

Teachers Insurance & Annuity Assoc
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Lifecycle Retirement Income Fund – Retail Class	34.28%	430,151.107
Bond Index Fund – Retail Class	63.78%	100,547.611
Small-Cap Blend Index Fund – Institutional Class	26.11%	7,146,361.029
Equity Index Fund – Institutional Class	5.81%	7,091,695.654
Bond Index Fund – Institutional Class	74.36%	8,222,193.357
International Equity Index Fund – Premier Class	100.00%	16,293.058
Equity Index Fund – Premier Class	100.00%	31,855.302
Inflation-Linked Bond Fund – Premier Class	100.00%	23,897.280
Bond Index Fund – Premier Class	100.00%	100,565.227
Large-Cap Growth Fund – Premier Class	25.15%	29,526.029
Money Market Fund – Premier Class	100.00%	250,017.250
Bond Fund – Premier Class	100.00%	24,652.906
Bond Plus Fund – Premier Class	100.00%	25,771.039
Short-Term Bond Fund – Premier Class	6.12%	24,854.957
Bond Index Fund – Premier Class	100.00%	100,115.724

TIAA-CREF
Individual & Institutional Serv Inc
For Exclusive Benefit of Customers
Attn Patrick Nelson
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	7.50%	2,761,874.153
Mid-Cap Growth Fund – Institutional Class	28.48%	2,018,273.330
Mid-Cap Value Fund – Institutional Class	32.93%	5,152,085.595
Small-Cap Blend Index Fund – Institutional Class	10.55%	2,887,540.080
International Equity Index Fund – Institutional Class	6.41%	2,762,740.779
Small-Cap Equity Fund – Institutional Class	5.43%	1,617,867.623
International Equity Fund – Institutional Class	7.62%	6,255,511.642
Growth & Income Fund – Institutional Class	9.97%	5,588,051.453

TIAA-CREF 529 Plan Fd of Fds #1001
Att Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
S&P 500 Index Fund – Institutional Class	7.38%	4,959,495.375

TIAA-CREF CT Fund of Funds #1864
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Money Market Fund – Institutional Class	11.92%	41,236,330.170

TIAA-CREF CT Fund of Funds #1867
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Money Market Fund – Institutional Class	8.61%	29,776,628.470

TIAA-CREF CT Fund of Funds #1870
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Equity Index Fund – Institutional Class	6.32%	7,718,609.177

B-32    Statement of Additional Information ▪ TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

TIAA-CREF CT Fund of Funds #1955
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Mid-Cap Growth Fund – Institutional Class	9.48%	671,720.383
S&P 500 Index Fund – Institutional Class	11.57%	7,777,255.065

TIAA-CREF GA Fund of Funds #1213
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Equity Index Fund – Institutional Class	8.71%	10,636,033.604

TIAA-CREF IMF Lifecycle Fund 2010
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	6.31%	2,322,694.454
Bond Fund – Institutional Class	7.18%	16,133,500.058
Large-Cap Growth Fund – Institutional Class	6.90%	2,928,782.609
High-Yield Fund – Institutional Class	5.23%	1,487,032.452
Short-Term Bond Fund – Institutional Class	20.62%	2,178,619.502
Enhanced International Equity Index Fund – Institutional Class	7.12%	4,229,211.198
Enhanced Large-Cap Growth Index Fund – Institutional Class	7.02%	4,829,941.408
Enhanced Large-Cap Value Index Fund – Institutional Class	7.02%	5,370,678.646

TIAA-CREF IMF Lifecycle Fund 2015
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	8.52%	3,139,435.647
Small-Cap Equity Fund – Institutional Class	6.55%	1,589,864.326
International Equity Fund – Institutional Class	5.57%	4,573,235.074
Growth & Income Fund – Institutional Class	6.66%	3,733,315.431
Bond Fund – Institutional Class	7.11%	15,991,112.439
Large-Cap Growth Fund – Institutional Class	9.33%	3,957,729.446
High-Yield Fund – Institutional Class	7.04%	2,001,567.121
Short-Term Bond Fund – Institutional Class	18.64%	1,969,526.718
Enhanced International Equity Index Fund – Institutional Class	9.58%	5,690,984.431
Enhanced Large-Cap Growth Index Fund – Institutional Class	9.49%	6,527,273.277
Enhanced Large-Cap Value Index Fund – Institutional Class	9.48%	7,259.553.711

Fund/Class	Percentage of Holding	Shares

TIAA-CREF IMF Lifecycle Fund 2020
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	10.46%	3,850,760.184
Small-Cap Equity Fund – Institutional Class	8.03%	1,950,139.061
International Equity Fund – Institutional Class	6.78%	5,569,358.219
Growth & Income Fund – Institutional Class	8.17%	4,578,840.369
Bond Fund – Institutional Class	6.39%	14,362,131.233
Large-Cap Growth Fund – Institutional Class	11.45%	4,855,271.292
High-Yield Fund – Institutional Class	8.12%	2,309,259.573
Short-Term Bond Fund – Institutional Class	9.50%	1,003,933.297
Enhanced International Equity Index Fund – Institutional Class	11.67%	6,930.569.966
Enhanced Large-Cap Growth Index Fund – Institutional Class	11.63%	8,005,109.595
Enhanced Large-Cap Value Index Fund – Institutional Class	11.63%	8,904,447.474

TIAA-CREF IMF Lifecycle Fund 2025
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	11.00%	4,052,689.318
Small-Cap Equity Fund – Institutional Class	8.45%	2,052,410.946
International Equity Fund – Institutional Class	7.12%	5,844,858.919
Growth & Income Fund – Institutional Class	8.59%	4,818,752.310
Large-Cap Growth Fund – Institutional Class	12.05%	5,110,399.585
High-Yield Fund – Institutional Class	8.08%	2,298,897.563
Enhanced International Equity Index Fund – Institutional Class	12.24%	7,273,449.722
Enhanced Large-Cap Growth Index Fund – Institutional Class	12.24%	8,424,327.618
Enhanced Large-Cap Value Index Fund – Institutional Class	12.24%	9,371,309.999

TIAA-CREF IMF Lifecycle Fund 2030
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	11.65%	4,290,604.924
Small-Cap Equity Fund – Institutional Class	8.95%	2,172,940.550
International Equity Fund – Institutional Class	7.50%	6,158,093,808
Growth & Income Fund – Institutional Class	9.10%	5,101,164.261
Large-Cap Growth Fund – Institutional Class	12.76%	5,410,938.087
High-Yield Fund – Institutional Class	7.70%	2,191,057.239
Enhanced International Equity Index Fund – Institutional Class	12.90%	7,663,186.981
Enhanced Large-Cap Growth Index Fund – Institutional Class	12.96%	8,917,272.758
Enhanced Large-Cap Value Index Fund – Institutional Class	12.96%	9,921,612.630

TIAA-CREF Funds ▪ Statement of Additional Information    B-33

Fund/Class	Percentage of Holding	Shares

TIAA-CREF IMF Lifecycle Fund 2035
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	12.57%	4,629,706.212
Small-Cap Equity Fund – Institutional Class	9.65%	2,344,700.933
International Equity Fund – Institutional Class	8.04%	6,602,872.954
Growth & Income Fund – Institutional Class	9.81%	5,503,222.067
Large-Cap Growth Fund – Institutional Class	13.77%	5,840,586.063
High-Yield Fund – Institutional Class	7.58%	2,155,276.650
Enhanced International Equity Index Fund – Institutional Class	13.83%	8,216,673.246
Enhanced Large-Cap Growth Index Fund – Institutional Class	13.98%	9,618,369.897
Enhanced Large-Cap Value Index Fund – Institutional Class	13.98%	10,705,799.929

TIAA-CREF IMF Lifecycle Fund 2040
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	18.86%	6,945,199.777
Mid-Cap Growth – Institutional Class	5.43%	384,981.029
Small-Cap Equity Fund – Institutional Class	14.48%	3,517,374.482
International Equity Fund – Institutional Class	12.07%	9,913,587.482
Growth & Income Fund – Institutional Class	14.72%	8,255,880.581
Large-Cap Growth Fund – Institutional Class	20.65%	8,761,173.204
High-Yield Fund – Institutional Class	11.37%	3,233,214.228
Enhanced International Equity Index Fund – Institutional Class	20.77%	12,336,557.029
Enhanced Large-Cap Growth Index Fund – Institutional Class	20.97%	14,429,844.009
Enhanced Large-Cap Value Index Fund – Institutional Class	20.98%	16,060,171.281

TIAA-CREF MN Fund of Funds #1844
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Growth Index Fund – Institutional Class	5.39%	1,667,572.291

TIAA-CREF MN Fund of Funds #1846
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Growth Index Fund – Institutional Class	5.45%	1,687,594.904

TIAA-CREF MN Fund of Funds #1918
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Growth Index Fund – Institutional Class	16.76%	5,190,389.314
Large-Cap Value Index Fund – Institutional Class	13.78%	4,720,516.060

TIAA-CREF MI Fund of Funds #1918
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Real Estate Securities Fund – Institutional Class	7.32%	2,103,367.916

Fund/Class	Percentage of Holding	Shares

TIAA-CREF MI Fund of Funds #1923
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Money Market Fund – Institutional Class	18.91%	65,422,864.830

TIAA-CREF MI Fund of Funds #1926
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Inflation-Linked Bond Fund – Institutional Class	5.21%	2,729,220.333
Money Market Fund – Institutional Class	16.25%	56,223,788.150

TIAA-CREF MI Fund of Funds #1927
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Inflation-Linked Bond Fund – Institutional Class	6.63%	3,473,167.454
Large-Cap Growth Index Fund – Institutional Class	6.88%	2,130,630.327
Large-Cap Value Index Fund – Institutional Class	5.76%	1,974,768.918

TIAA-CREF MI Fund of Funds #1929
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Real Estate Securities Fund – Institutional Class	7.61%	2,184,306.296
Inflation-Linked Bond Fund – Institutional Class	7.40%	3,876,843.076
Large-Cap Growth Index Fund – Institutional Class	11.41%	3,532,132.553
Large-Cap Value Index Fund – Institutional Class	9.65%	3,307,290.218

TIAA-CREF MI Fund of Funds #1931
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Real Estate Securities Fund – Institutional Class	7.43%	2,133,478.795
Large-Cap Growth Index Fund – Institutional Class	10.26%	3,176,258.043
Large-Cap Value Index Fund – Institutional Class	8.73%	2,991,904.577

TIAA-CREF MI Fund of Funds #1933
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Mid-Cap Growth Fund – Institutional Class	24.66%	1,747,439.528
Mid-Cap Value Fund – Institutional Class	11.12%	1,740,253.150
S&P 500 Index Fund – Institutional Class	31.96%	21,480,500.426
Small-Cap Equity Fund – Institutional Class	10.76%	2,612,769.847
International Equity Fund – Institutional Class	11.69%	9,596,307.997

B-34    Statement of Additional Information ▪ TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

TIAA-CREF Managed Allocation II AC
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Large-Cap Value Fund – Institutional Class	8.42%	3,100,079.725
Small-Cap Equity Fund – Institutional Class	6.45%	1,566,495.061
International Equity Fund – Institutional Class	5.56%	4,564,919.376
Growth & Income Fund – Institutional Class	6.56%	3,680,303.467
Large-Cap Growth Fund – Institutional Class	9.22%	3,909,133.126
Bond Plus Fund – Institutional Class	97.80%	20,754,162.734
Enhanced International Equity Index Fund – Institutional Class	9.54%	5,667,356.388
Enhanced Large-Cap Growth Index Fund – Institutional Class	9.36%	6,442,899.007
Enhanced Large-Cap Value Index Fund – Institutional Class	9.36%	7,163,040.998

Vanguard Fiduciary Trust Company
PO Box 2900
Valley Forge PA 19456-9989
Social Choice Equity Fund — Institutional Class	6.48%	1,302,255.504

          The current trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of December 31, 2009.

          Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

UNDERWRITER

          Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, N.Y. 10017-3206, is considered the “principal underwriter” for the Trust. TIAA holds all of the shares of Enterprises (defined below), which in turn holds all the shares of Advisors and of TPIS. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

          As explained in the Prospectus, investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors’ manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          As noted in the Prospectuses, Advisors manages the Funds according to an Investment Management Agreement. Under the Agreement, fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

          Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts as stated in the Prospectuses through January 31, 2011 for all of the Funds. For the Funds’ fiscal years ended September 30, 2009, 2008 and 2007, the table below reflects (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

TIAA-CREF Funds ▪ Statement of Additional Information    B-35

	Gross			Waived			Net

	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007

Growth & Income Fund	$4,388,322	$4,412,201	$2,234,588	$—	$2,077,355	$1,837,327	$4,388,322	$2,334,846	$397,261
International Equity Fund	$7,871,723	$12,870,241	$8,450,484	$—	$—	$—	$7,871,723	$12,870,241	$8,450,484
Large-Cap Growth Fund	$2,274,620	$2,801,908	$1,216,436	$—	$1,386,283	$1,000,182	$2,274,620	$1,415,625	$216,254
Large-Cap Value Fund	$3,511,662	$4,894,499	$3,793,790	$—	$—	$—	$3,511,662	$4,894,499	$3,793,790
Mid-Cap Growth Fund	$2,099,311	$2,432,781	$1,536,221	$—	$—	$—	$2,099,311	$2,432,781	$1,536,221
Mid-Cap Value Fund	$4,261,244	$4,142,419	$3,319,666	$—	$—	$—	$4,261,244	$4,142,419	$3,319,666
Small-Cap Equity Fund	$2,216,021	$2,442,824	$2,301,040	$—	$—	$—	$2,216,021	$2,442,824	$2,301,040
Large-Cap Growth Index Fund	$139,022	$151,091	$138,120	$—	$—	$—	$139,022	$151,091	$138,120
Large-Cap Value Index Fund	$153,986	$179,519	$173,742	$—	$—	$—	$153,986	$179,519	$173,742
Equity Index Fund	$406,108	$485,648	$385,070	$—	$—	$—	$406,108	$485,648	$385,070
S&P 500 Index Fund	$370,520	$460,847	$418,386	$—	$—	$—	$370,520	$460,847	$418,386
Small-Cap Blend Index Fund	$115,158	$89,641	$84,294	$—	$—	$—	$115,158	$89,641	$84,294
International Equity Index Fund	$326,212	$355,933	$252,384	$—	$—	$—	$326,212	$355,933	$252,384
Enhanced International Equity Index Fund	$1,054,315	$347,475	$—	$—	$—	$—	$1,054,315	$347,475	$—
Enhanced Large-Cap Growth Index Fund	$1,102,932	$256,606	$—	$—	$—	$—	$1,102,932	$256,606	$—
Enhanced Large-Cap Value Index Fund	$1,040,127	$224,876	$—	$—	$—	$—	$1,040,127	$224,876	$—
Social Choice Equity Fund	$798,769	$860,749	$508,162	$—	$—	$—	$798,769	$860,749	$508,162
Real Estate Securities Fund	$1,622,679	$2,762,630	$3,541,961	$—	$—	$—	$1,622,679	$2,762,630	$3,541,961
Managed Allocation Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—
Bond Fund	$5,713,898	$5,422,762	$4,411,620	$—	$—	$—	$5,713,898	$5,422,762	$4,411,620
Bond Plus Fund	$1,426,006	$1,613,373	$864,662	$—	$—	$—	$1,426,006	$1,613,373	$864,662
Short-Term Bond Fund	$626,610	$690,674	$398,961	$—	$—	$—	$626,610	$690,674	$398,961
High-Yield Fund	$1,264,102	$1,334,945	$730,277	$—	$—	$—	$1,264,102	$1,334,945	$730,277
Tax-Exempt Bond Fund	$739,845	$787,771	$436,344	$—	$—	$—	$739,845	$787,771	$436,344
Inflation-Linked Bond Fund	$1,964,171	$1,828,887	$1,424,501	$—	$—	$—	$1,964,171	$1,828,887	$1,424,501
Bond Index Fund	$4,348	$—	$—	$—	$—	$—	$4,348	$—	$—
Money Market Fund	$1,465,772	$1,468,938	$806,773	$—	$—	$—	$1,465,772	$1,468,938	$806,773

          Additionally, under the Investment Management Agreement, the Trust paid to Advisors the allocated cost of certain compliance and administrative services provided by Advisors. During fiscal years 2007, 2008 and 2009, the amounts paid to Advisors by the Trust for these compliance services were $173,577, $160,181 and $295,967, respectively, and the amounts paid to Advisors by the Trust for these administrative services were $2,044,232, $725,755 and $4,134,613, respectively.

SERVICE AGREEMENTS

          Retirement Class Service Agreement

          The Trust, on behalf of each Fund that offers Retirement Class Shares (as described in the Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”). The service fees attributable to the Retirement Class Service Agreement are set forth in the table below on the following page.

           Other Service Agreements

          Previously, the Trust was a party to a Service Agreement (“Prior Service Agreement”) with Advisors, whereby Advisors agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the TIAA-CREF Funds, including, but not limited to, transfer agency, accounting and administrative services. The Prior Service Agreement was effectively terminated for all Funds that approved the New Management Agreement with Advisors (as described in the Prospectus) on February 1, 2006. These similar services are now provided under the Investment Management Agreement or directly to the Funds.

          The services provided under the Prior Service Agreement include the following: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts; (6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

          Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Form N-SAR; (3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

B-36    Statement of Additional Information ▪ TIAA-CREF Funds

          Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semiannual and annual shareholder reports, and coordinating auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the Trust; (11) preparing management letters and coordinating production of Management’s Discussion of Fund Performance with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.

          For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund pays Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets attributable to Retirement Class Shares of the Fund. The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the agreement, for the fiscal years ended September 30, 2009, 2008 and 2007 are set forth in the table below:

Service Fees for fiscal year ended September 30,
Current Service Fee Rate
Name of Fund		2009	2008	2007

Growth & Income Fund
Retirement Class	0.25%	$765,781	$617,834	$308,916
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
International Equity Fund
Retirement Class	0.25%	$2,098,481	$3,528,130	$2,163,946
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Large-Cap Growth Fund
Retirement Class	0.25%	$68,610	$130,183	$16,527
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Large-Cap Value Fund
Retirement Class	0.25%	$1,103,228	$1,248,387	$981,135
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Mid-Cap Growth Fund
Retirement Class	0.25%	$823,045	$931,939	$512,225
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Mid-Cap Value Fund
Retirement Class	0.25%	$1,681,908	$1,554,536	$1,208,243
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Small-Cap Equity Fund
Retirement Class	0.25%	$614,399	$668,843	$641,387
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Large-Cap Growth Index Fund
Retirement Class	0.25%	$250,629	$252,843	$155,596
Institutional Class	*	—	—	—
Large-Cap Value Index Fund
Retirement Class	0.25%	$286,080	$261,705	$196,291
Institutional Class	*	—	—	—

*	These classes of the Funds are not currently subject to any service agreement.

Service Fees for fiscal year ended September 30,
Current Service Fee Rate
Name of Fund		2009	2008	2007

Equity Index Fund
Retirement Class	0.25%	$222,637	$30,219	$13,264
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
S&P 500 Index Fund
Retirement Class	0.25%	$559,668	$580,921	$486,652
Institutional Class	*	—	—	—
Small-Cap Blend Index Fund
Retirement Class	0.25%	$297,317	$147,443	$108,099
Institutional Class	*	—	—	—
International Equity Index Fund
Retirement Class	0.25%	$1,072,681	$965,085	$477,478
Institutional Class	*	—	—	—
Premier Class	*	—	—	—
Enhanced International Equity Index Fund
Institutional Class	*	—	—	—
Enhanced Large-Cap Growth Index Fund
Institutional Class	*	—	—	—
Enhanced Large-Cap Value Index Fund
Institutional Class	*	—	—	—
Social Choice Equity Fund
Retirement Class	0.25%	$685,844	$558,403	$270,604
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Real Estate Securities Fund
Retirement Class	0.25%	$266,606	$422,171	$645,344
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Managed Allocation Fund
Retirement Class	0.25%	$39,034	$38,450	$27,152
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Bond Fund
Retirement Class	0.25%	$144,152	$46,229	$10,911
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Bond Plus Fund
Retirement Class	0.25%	$83,043	$24,064	$14,180
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Short-Term Bond Fund
Retirement Class	0.25%	$86,759	$44,521	$17,795
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
High-Yield Fund
Retirement Class	0.25%	$148,521	$56,312	$24,208
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Tax-Exempt Bond Fund
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Inflation-Linked Bond Fund
Retirement Class	0.25%	$199,374	$138,130	$27,875
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Bond Index Fund
Retirement Class	0.25%	$110	$—	$—
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—

*	These classes of the Funds are not currently subject to any service agreement.

TIAA-CREF Funds ▪ Statement of Additional Information    B-37

		Service Fees for fiscal year ended September 30,
	Current Service Fee Rate
Name of Fund		2009	2008	2007
Money Market Fund
Retirement Class	0.25%	$379,727	$237,089	$161,392
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—

*	These classes of the Funds are not currently subject to any service agreement.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171 acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Funds.

          Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers, LLP, 300 Madison Avenue, New York, New York 10017 serves as the independent registered public accounting firm of the Trust and audited the Funds’ financial statements for the fiscal year ended September 30, 2009.

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted codes of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Fixed-income portfolio management team members are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

          The Funds’ portfolio managers may receive two types of long-term compensation awards — TIAA-CREF Long-Term Performance Plan units and accumulation units of the Funds they manage. Portfolio managers of the Bond, Bond Index, Bond Plus, Growth and Income, High-Yield, Inflation-Linked, International Equity, Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Real Estate Securities, Short-Term Bond, Small-Cap Equity, Social Choice Equity, Enhanced International Equity Index, Enhanced Large-Cap Growth Index and Enhanced Large-Cap Value Index Funds receive 50% of their long-term compensation awards in Plan units, and 50% in accumulation units of the Funds they manage. Portfolio managers of the other Funds receive 100% of their long-term compensation awards in Plan units.

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ prospectuses for more information regarding their benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

B-38    Statement of Additional Information ▪ TIAA-CREF Funds

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage, as of September 30, 2009.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Growth & Income Fund
Susan Kempler	1	0	$1,418	$0	$100,001 - 500,000
Thomas M. Franks, CFA	1	0	$14,079	$0	$0

International Equity Fund
Shigemi (Amy) Hatta	1	0	$2,109	$0	$100,001 - 500,000
Christopher F. Semenuk	1	0	$2,109	$0	$500,001 - 1,000,000

Large-Cap Growth Fund
Susan Hirsch	3	0	$12,142	$0	$100,001 - 500,000

Large-Cap Value Fund
Richard Cutler	2	0	$2,446	$0	$100,001 - 500,000
Athanasios (Tom) Kolefas, CFA	3	1	$15,171	$7	$0

Mid-Cap Growth Fund
George (Ted) Scalise, CFA	0	0	$685	$0	$100,001 - 500,000
Susan Hirsch	3	0	$12,142	$0	$0

Mid-Cap Value Fund
Richard Cutler	2	0	$2,446	$0	$10,001 - 50,000
Athanasios (Tom) Kolefas, CFA	3	1	$15,171	$7	$100,001 - 500,000

Small-Cap Equity Fund
Michael S. Shing, CFA	2	0	$1,192	$0	$100,001 - 500,000
Adam Cao	2	0	$1,192	$0	$50,001 - 100,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

Large-Cap Value Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

Equity Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

S&P 500 Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$10,001 - 50,000
Anne Sapp, CFA	11	0	$24,120	$0	$0

Small-Cap Blend Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

International Equity Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

Enhanced International Equity Index Fund
Pablo Mitchell	21	0	$3,834	$0	$0
Steven Rossiello, CFA	0	0	$359	$0	$1 - 10,000
Ping Wang	0	1	$359	$33	$0

Enhanced Large-Cap Growth Index Fund
Ruxiang (Michael) Qian	0	0	$496	$0	$10,001 - 50,000
Kelvin Zhang	0	0	$496	$0	$1 - 10,000

Enhanced Large-Cap Value Index Fund
Michael S. Shing, CFA	2	0	$1,192	$0	$10,001 - 50,000
Adam Cao, CFA	2	0	$1,192	$0	$0
Pei Chen	0	0	$499	$0	$1 - 10,000

TIAA-CREF Funds ▪ Statement of Additional Information   B-39

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0		$1 - 10,000
Anne Sapp, CFA	11	0	$24,120	$0		$1 - 10,000

Real Estate Securities Fund
David Copp	1	0	$485	$0		$100,001 - 500,000
Brendan W. Lee	1	0	$485	$0		$100,001 - 500,000

Managed Allocation Fund
John M. Cunniff, CFA	20	0	$3,475	$0		$1 - 10,000
Hans L. Erickson, CFA	21	0	$98,031	$0	$	Over 1,000,000
Pablo Mitchell	21	0	$3,834	$0		$0

Bond Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$21,421	$0		$0
John M. Cerra	6	0	$20,832	$0		$1 - 10,000
Steven Sterman	3	0	$2,894	$0		$0

Bond Plus Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$21,421	$0		$1 - 10,000
John M. Cerra	6	0	$20,832	$0		$1 - 10,000
Steven Sterman	3	0	$2,894	$0		$0

Short-Term Bond Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$21,421	$0		$0
John M. Cerra	6	0	$20,832	$0		$1 - 10,000
Steven Sterman	3	0	$2,894	$0		$0

High-Yield Fund
Kevin R. Lorenz, CFA	0	0	$369	$0		$100,001 - 500,000

Tax-Exempt Bond Fund
Peter Scola	0	0	$258	$0		$1 - 10,000

Inflation-Linked Bond Fund
John M. Cerra	6	0	$20,832	$0		$1 - 10,000

Bond Index Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$21,421	$0		$0
Steven Sterman	3	0	$2,894	$0		$0

Money Market Fund
Michael F. Ferraro, CFA	2	0	$15,335	$0		$0

B-40   Statement of Additional Information ▪ TIAA-CREF Funds

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

          Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

          Advisors’ procedures also address basket trades (trades in a wide variety of securities — on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

          IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

TIAA-CREF Funds ▪ Statement of Additional Information   B-41

ABOUT THE TRUST AND THE SHARES

          The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          The Trust offers four classes of shares (Retirement Class, Premier Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

          Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to distribution (12b-1) plans pursuant to which they may reimburse TPIS (or compensate TPIS, with respect to the Bond Index Fund) for its activities associated with distributing, promoting and/or servicing Retail Class shares of the Funds in an annual amount up to 0.25% of average daily net assets.

          Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Retirement Class shares also may be offered through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code. Additionally, Retirement Class shares may be offered by certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

          Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b) (7) or 457 of the Code. Premier Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be offered by certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net assets.

          Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

          Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans.

DISTRIBUTION (12b-1) PLANS

          The Board of Trustees has adopted two distribution plans with respect to Retail Class shares and one plan with respect to Premier Class shares offered by the Funds (the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Retail Class Distribution Plan that is applicable to Bond Index Fund only (“BIF Retail Plan”), the Fund compensates TPIS for certain services that TPIS provides in connection with the promotion, distribution and shareholder servicing of Retail Class shares of the Fund. Under the other Retail Class Distribution Plan (“TCF Retail Plan”), each other Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with its promotion, distribution and/or shareholder servicing of these Funds’ Retail Class shares.

          Under the Distribution Plan that is applicable to Premier Class shares (the “Premier Class Distribution Plan”), each Fund compensates TPIS an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. The expenses for which a Fund may reimburse or pay TPIS under the Distribution Plans include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of Premier Class shares, as well as for shareholder servicing expenses.

          Reimbursements by a Fund under the TCF Retail Plan are calculated daily and paid quarterly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund. Please note, however, that TPIS contractually agreed not to seek any reimbursement under the TCF Retail Plan until August 1, 2009. Therefore, while no 12b-1 fees were paid by the Funds pursuant to the Distribution Plans in prior years, Retail Class shares of the Funds did pay 12b-1 fees for a portion of the fiscal year between August 1, 2009 and September 30, 2009 under the TCF Retail Plan. For the fiscal year ended September 30, 2009, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of each Fund under the TCF Retail Plan:

B-42   Statement of Additional Information ▪ TIAA-CREF Funds

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Growth & Income Fund	$183,932	Real Estate Securities Fund	$29,485
International Equity Fund	$109,973	Managed Allocation Fund	$187,740
Large-Cap Growth Fund	$127,713	Bond Fund	$12,607
Large-Cap Value Fund	$27,869	Bond Plus Fund	$96,130
Mid-Cap Growth Fund	$25,933	Short-Term Bond Fund	$40,098
Mid-Cap Value Fund	$42,342	High-Yield Fund	$38,637
Small-Cap Equity Fund	$17,765	Tax-Exempt Bond Fund	$89,582
Equity Index Fund	$111,648	Inflation-Linked Bond Fund	$48,430
Social Choice Equity Fund	$32,451	Money Market Fund	$387,407

          Payments by the Bond Index Fund under the BIF Retail Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund. The net 12b-1 fees paid by Retail Class shares of the Bond Index Fund under the BIF Retail Plan amounted to $110 for the fiscal year ended September 30, 2009.

          Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended September 30, 2009, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each Fund under the Premier Class Distribution Plan:

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Growth & Income Fund	$1	Social Choice Equity Fund	$1
International Equity Fund	$1	Real Estate Securities Fund	$1
Large-Cap Growth Fund	$1	Bond Fund	$1
Large-Cap Value Fund	$1	Bond Plus Fund	$1
Mid-Cap Growth Fund	$1	Short-Term Bond Fund	$1
Mid-Cap Value Fund	$1	High-Yield Fund	$1
Small-Cap Equity Fund	$1	Inflation-Linked Bond Fund	$1
Equity Index Fund	$1	Money Market Fund	$1
International Equity Index Fund	$1

          Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of the Board. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAV of the participating Fund.

          The Distribution Plans have been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the trustees concluded that the Distribution Plans would benefit the Retail Class or Premier Class shareholders of each Fund, as applicable.

          One of the potential benefits of the Distribution Plans is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          Pursuant to the Distribution Plans, at least quarterly, TPIS provides the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

          Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares or Premier Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class or Premier Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees with respect to the applicable Fund or Class. The Retail Class and Premier Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan with respect to the applicable share classes of each Fund.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if

TIAA-CREF Funds ▪ Statement of Additional Information   B-43

not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

          Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the next asset value per share of the applicable Fund.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The trustees have established another series of funds of the Trust, known as the “Lifecycle Funds,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

PRICING OF SHARES

          The share price of each Fund is determined based on the Fund’s net asset value. The assets of each Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

B-44   Statement of Additional Information ▪ TIAA-CREF Funds

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund of the Fund’s net asset value. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing services, except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

          All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

TIAA-CREF Funds ▪ Statement of Additional Information   B-45

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectus.

TAX STATUS

          The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

          This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

          YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

          If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits).

EQUALIZATION ACCOUNTING

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the twelve months ended on October 31 of

B-46   Statement of Additional Information ▪ TIAA-CREF Funds

that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          As of September 30, 2009, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

          Due to the reorganization on April 20, 2007, involving the TIAA-CREF Mutual Funds into a corresponding series of the Funds, the use of capital loss carryforwards in future fiscal years for the Growth & Income Fund may be subject to limitations under the Code and Regulations thereunder.

          Due to the reorganization on June 12, 2009, involving the TIAA-CREF Mid-Cap Blend Index Fund, TIAA-CREF Mid-Cap Growth Index Fund and the TIAA-CREF Mid-Cap Value Index Fund into the TIAA-CREF Equity Index Fund, the use of capital losses and capital loss carryforwards in future fiscal years by the TIAA-CREF Equity Index Fund may be subject to limitations under the Code and Regulations thereunder.

          Due to the reorganization on June 12, 2009, involving the TIAA-CREF Small-Cap Growth Index Fund and the TIAA-CREF Small-Cap Value Index Fund into the TIAA-CREF Small-Cap Blend Index Fund, the use of capital losses and capital loss carryforwards in future fiscal years by the TIAA-CREF Small-Cap Blend Index Fund may be subject to limitations under the Code and Regulations thereunder.

	Date of Expiration

Fund	9/30/10	9/30/11	9/30/12	9/30/13	9/30/14	9/30/15	9/30/16	9/30/17	Total

Growth & Income	$4,906,120	$—	$—	$—	$—	$—	$—	$42,173,429	$47,079,549
International Equity	—	—	—	—	—	—	—	428,924,333	428,924,333
Large-Cap Growth	60,601,952	9,870,740	1,691,917	—	—	—	—	47,706,126	119,870,735
Large-Cap Value	—	—	—	—	—	—	141,610	163,721,352	163,862,962
Mid-Cap Growth	—	—	—	—	—	—	—	36,202,757	36,202,757
Mid-Cap Value	—	—	—	—	—	—	—	36,381,698	36,381,698
Small-Cap Equity	—	—	—	—	—	—	2,890,078	53,285,757	56,175,835
Large-Cap Growth Index	—	—	—	—	—	—	—	16,633,304	16,633,304
Large-Cap Value Index	—	—	—	—	—	—	—	993,800	993,800
Equity Index	—	—	—	—	—	—	21,401,625	14,557,269	35,958,894
S&P 500 Index	—	—	—	—	—	—	—	24,908,460	24,908,460
Small-Cap Blend Index	—	—	—	—	—	—	496,549	634,728	1,131,277
International Equity Index	—	—	—	—	—	—	—	800,640	800,640
Enhanced International
Equity Index	—	—	—	—	—	—	1	16,054,631	16,054,632
Enhanced Large-Cap
Growth Index	—	—	—	—	—	—	1	6,173,531	6,173,532
Enhanced Large-Cap
Value Index	—	—	—	—	—	—	1	2,569,500	2,569,501
Social Choice Equity	—	—	—	—	—	—	—	13,466,640	13,466,640
Real Estate Securities	—	—	—	—	—	—	—	53,761,914	53,761,914
Managed Allocation	—	—	—	—	—	—	—	12,808,552	12,808,552
Bond	—	—	—	—	330,469	17,090,688	—	10,205,753	27,626,910
Bond Plus	—	—	—	4,900,372	120,262	—	1,547,153	12,056,179	18,623,966
Short-Term Bond	—	—	—	2,088,634	501,909	—	—	—	2,590,543
High-Yield	398,437	—	—	—	—	—	—	21,958,925	22,357,362
Inflation-Linked Bond	—	—	—	—	—	2,826,986	—	1,811,107	4,638,093
Money Market	—	—	500	219	373	—	—	—	1,092

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity Fund, International Equity Index Fund and Enhanced International Equity Index Fund anticipate that they may qualify for and make this election in most, but not necessarily all, of their taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to share-

TIAA-CREF Funds ▪ Statement of Additional Information	B-47

holders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

          Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

DISTRIBUTIONS

          Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or rein-

B-48	Statement of Additional Information ▪ TIAA-CREF Funds

vested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds are expected to pay tax on any retained net capital gain at their regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its

TIAA-CREF Funds ▪ Statement of Additional Information	B-49

alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. These maximum rates on long-term capital gains apply to taxable years beginning prior to January 1, 2011. Without additional Congressional action, the maximum federal income tax rate on capital gains for taxable years beginning on or after such date will be 20% (10% in the case of individual investors who are in the 10% or 15% bracket). Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Fund sends to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Fund with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

B-50	Statement of Additional Information ▪ TIAA-CREF Funds

TREATMENT OF TAX-EXEMPT BOND FUND

          The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

          The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

          Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

          A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

BROKERAGE ALLOCATION

          Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

          Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. If such research or services are obtained for cash and not through the allocation of brokerage commissions, then the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the Trust.

TIAA-CREF Funds ▪ Statement of Additional Information	B-51

          The following table shows the aggregate amount of brokerage commissions paid by the Funds to firms that provided research services in fiscal year 2009. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions

Growth & Income Fund	$4,026,163.00
International Equity Fund	$6,415,923.00
Large-Cap Growth Fund	$3,016,169.00
Large-Cap Value Fund	$5,051,053.00
Mid-Cap Growth Fund	$935,564.00
Mid-Cap Value Fund	$3,737,569.00
Small-Cap Equity Fund	$313,970.00
Large-Cap Growth Index Fund	$17,567.00
Large-Cap Value Index Fund	$22,082.00
Equity Index Fund	$48,514.00
S&P 500 Index Fund	$16,140.00
Small-Cap Blend Index Fund	$19,548.00
Enhanced International Equity Index Fund	$203,915.00
Enhanced Large-Cap Growth Index Fund	$102,067.00
Enhanced Large-Cap Value Index Fund	$224,102
International Equity Index Fund	$0.00
Social Choice Equity Fund	$2,930.00
Real Estate Securities Fund	$879,109.00

          The aggregate amount of brokerage commissions paid by the Funds for the fiscal years ended September 30, 2007, 2008 and 2009 was as follows:

Fund	2007 Commissions	2008 Commissions	2009 Commissions

Growth & Income Fund	$612,223	$1,935,601	$4,345,332
International Equity Fund	$5,329,865	$12,287,339	$6,471,455
Large-Cap Growth Fund	$453,218	$1,873,780	$3,112,990
Large-Cap Value Fund	$2,469,045	$4,036,405	$5,172,901
Mid-Cap Growth Fund	$446,670	$767,767	$1,072,911
Mid-Cap Value Fund	$922,692	$1,392,734	$3,738,695
Small-Cap Equity Fund	$192,822	$250,082	$647,275
Large-Cap Growth Index Fund	$47,524	$34,405	$27,241
Large-Cap Value Index Fund	$51,441	$47,838	$37,510
Equity Index Fund	$58,945	$44,469	$65,934
S&P 500 Index Fund	$32,561	$51,621	$32,204
Small-Cap Blend Index Fund	$31,806	$24,930	$46,834
Enhanced International Equity Index Fund*	$—	$108,513	$205,539
Enhanced Large-Cap Growth Index Fund*	$—	$29,904	$214,119
Enhanced Large-Cap Value Index Fund*	$—	$32,604	$301,841
International Equity Index Fund	$215,463	$317,802	$311,596
Social Choice Equity Fund	$19,611	$28,733	$26,068
Real Estate Securities Fund	$1,394,864	$929,526	$912,257

*	These three funds were not operational during the fiscal year ended September 30, 2007.

          During the fiscal year ended September 30, 2009, certain of the Funds acquired securities of certain regular brokers or dealers (or such term is defined under Rule 10b-1 of the Investment Company Act of 1940) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of September 30, 2009, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings (US$)

Growth & Income Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	30,230,453.96
	Bank of America Corp	Bank of America Corp	24,304,344.84
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	23,768,245.50
	Wells Fargo & Co	Wells Fargo & Co	17,316,976.34
	Citigroup Inc	Citigroup Inc	10,407,916.64
	State Street Corp	State Street Corp	9,082,547.20
	MF Global Ltd	MF Global Ltd	2,727,653.11

International Equity Fund	HSBC Holdings PLC	HSBC Holdings PLC	28,532,539.88
	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	12,497,626.63
	Nomura Holdings Inc	Nomura Holdings Inc	2,296,986.65
	Societe Generale	Societe Generale	1,655,314.05

Large-Cap Growth Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	22,889,633.40
	JPMorgan Chase & Co	JPMorgan Chase & Co	6,862,518.74
	Morgan Stanley	Morgan Stanley	6,224,296.32
	Schwab (Charles) Corp	Schwab (Charles) Corp	6,123,174.20

Large-Cap Value Fund	Bank of America Corp	Bank of America Corp	28,071,041.40
	JPMorgan Chase & Co	JPMorgan Chase & Co	24,862,679.24
	Wells Fargo & Co	Wells Fargo & Co	20,329,643.78
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	18,738,255.75
	Citigroup Inc	Citigroup Inc	16,323,146.84
	State Street Corp	State Street Corp	14,060,190.40
	Morgan Stanley	Morgan Stanley	3,129,193.92

Mid-Cap Growth Fund	No Holdings	No Holdings

Mid-Cap Value Fund	State Street Corp	State Street Corp	4,668,565.60
	Fifth Third Bancorp	Fifth Third Bancorp	3,849,400.00
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	2,471,095.27
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,876,700.00
	BB&T Corp	BB&T Corp	1,158,517.20
Small-Cap Equity Fund	Knight Capital Group Inc-A	Knight Capital Group Inc-A	3,029,775.00
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	1,030,873.69
	Stifel Financial Corp	Stifel Financial Corp	903,105.00
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	219,150.00

Large-Cap Growth Index Fund	Wells Fargo & Co	Wells Fargo & Co	1,706,552.62
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,571,410.70
	State Street Corp	State Street Corp	1,196,176.60
	Morgan Stanley	Morgan Stanley	826,472.32
	Goldman Sachs Group Inc	GoldmanSachs Group Inc	492,951.90
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	439,527.24
	Lazard Ltd-CL A	Lazard Ltd-CL A	275,537.70
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	196,709.52
	Investment Technology Group	Investment Technology Group	9,492.80

B-52	Statement of Additional Information ▪ TIAA-CREF Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Large-Cap Value Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	15,336,561.80
	Bank of America Corp	Bank of America Corp	13,628,687.76
	Wells Fargo & Co	Wells Fargo & Co	10,631,271.34
	Goldman Sachs	Goldman Sachs	8,119,511.40
	Group Inc	Group Inc
	Citigroup Inc	Citigroup Inc	6,844,587.64
	Morgan Stanley	Morgan Stanley	3,014,907.04
	BB&T Corp	BB&T Corp	1,742,924.16
	State Street Corp	State Street Corp	1,145,996.20
	Fifth Third Bancorp	Fifth Third Bancorp	765,260.72
	Raymond James Financial Inc	Raymond James Financial Inc	217,854.24
	Popular Inc	Popular Inc	168,518.01
	Investment Technology Group	Investment Technology Group	99,953.60
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	69,245.89

Equity Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	21,314,573.84
	Bank of America Corp	Bank of America Corp	18,950,569.20
	Wells Fargo & Co	Wells Fargo & Co	17,336,054.20
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	12,014,642.55
	Citigroup Inc	Citigroup Inc	9,487,716.48
	Morgan Stanley	Morgan Stanley	5,445,965.92
	State Street Corp	State Street Corp	3,342,572.20
	BB&T Corp	BB&T Corp	2,419,266.12
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,361,922.70
	Fifth Third Bancorp	Fifth Third Bancorp	1,042,974.67
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	665,431.92
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	411,363.61
	Lazard Ltd-CL A	Lazard Ltd-CL A	402,772.50
	Raymond James Financial Inc	Raymond James Financial Inc	295,888.80
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	265,589.25
	Popular Inc	Popular Inc	234,159.86
	Stifel Financial Corp	Stifel Financial Corp	195,059.70
	Investment Technology Group	Investment Technology Group	157,385.04
	KBW Inc	KBW Inc	146,375.46
	Piper Jaffray Cos	Piper Jaffray Cos	121,351.96
	MF Global Ltd	MF Global Ltd	100,311.46
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	65,561.59
	Broadpoint Gleacher Securities Group Inc	Broadpoint Gleacher Securities Group Inc	38,222.22
	LaBranche & Co Inc	LaBranche & Co Inc	34,601.80
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	30,364.45
	FBR Capital Markets Corp	FBR Capital Markets Corp	16,491.33
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	11,555.76

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

S&P 500 Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	20,359,648.40
	Bank of America Corp	Bank of America Corp	17,329,734.72
	Wells Fargo & Co	Wells Fargo & Co	15,557,135.34
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	11,134,371.30
	Citigroup Inc	Citigroup Inc	7,456,842.80
	Morgan Stanley	Morgan Stanley	4,943,795.36
	State Street Corp	State Street Corp	3,093,616.40
	BB&T Corp	BB&T Corp	2,195,979.84
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,144,397.85
	Fifth Third Bancorp	Fifth Third Bancorp	952,301.04

Small-Cap Blend Index Fund	Knight Capital Group Inc-A	Knight Capital Group Inc-A	1,358,940.00
	Stifel Financial Corp	Stifel Financial Corp	1,100,854.80
	KBW Inc	KBW Inc	758,845.44
	Piper Jaffray Cos	Piper Jaffray Cos	634,962.32
	MF Global Ltd	MF Global Ltd	472,855.34
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	343,263.31
	Broadpoint Gleacher Securities Group Inc	Broadpoint Gleacher Securities Group Inc	289,281.24
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	155,742.60
	LaBranche & Co Inc	LaBranche & Co Inc	127,472.80
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	74,909.52
	FBR Capital Markets Corp	FBR Capital Markets Corp	72,245.19

Enhanced International Equity Index Fund	HSBC Holdings PLC	HSBC Holdings PLC	6,245,226.26
	Banco Santander SA	Banco Santander SA	6,078,001.26
	BNP Paribas	BNP Paribas	3,073,379.91
	Societe Generale	Societe Generale	2,093,702.95
	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	1,220,048.03
	Macquarie Group Ltd	Macquarie Group Ltd	204,998.14
	Nomura Holdings Inc	Nomura Holdings Inc	176,643.77
	Mizuho Securities Co Ltd	Mizuho Securities Co Ltd	157,044.73

Enhanced Large-Cap Growth Index Fund	Wells Fargo & Co	Wells Fargo & Co	2,547,472.00
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	2,050,290.00
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	1,861,935.00
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,311,775.00
	Morgan Stanley	Morgan Stanley	963,456.00
	Lazard Ltd-CL A	Lazard Ltd-CL A	210,681.00
	Investment Technology Group	Investment Technology Group	103,304.00

TIAA-CREF Funds ▪ Statement of Additional Information	B-53

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Enhanced Large-Cap Value Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	17,566,298.68
	Bank of America Corp	Bank of America Corp	13,779,512.64
	Wells Fargo & Co	Wells Fargo & Co	11,339,265.66
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	10,208,934.30
	Citigroup Inc	Citigroup Inc	6,913,252.72
	Morgan Stanley	Morgan Stanley	3,217,418.08
	State Street Corp	State Street Corp	1,773,303.80
	BB&T Corp	BB&T Corp	1,226,889.60
	Fifth Third Bancorp	Fifth Third Bancorp	632,618.50
	Raymond James Financial Inc	Raymond James Financial Inc	590,706.72
	Investment Technology Group	Investment Technology Group	527,073.76

International Equity Index Fund	HSBC Holdings PLC	HSBC Holdings PLC	23,508,870.88
	Banco Santander SA	Banco Santander SA	15,576,866.97
	BNP Paribas	BNP Paribas	7,928,983.38
	Societe Generale	Societe Generale	4,436,466.75
	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	3,775,506.79
	Macquarie Group Ltd	Macquarie Group Ltd	1,867,916.47
	Nomura Holdings Inc	Nomura Holdings Inc	1,843,642.15
	Royal Bank of Scotland Group	Royal Bank of Scotland Group	1,694,859.00
	Skandinaviska Enskilda BAN-A	Skandinaviska Enskilda BAN-A	1,214,538.85
	Mizuho Securities Co Ltd	Mizuho Securities Co Ltd	248,349.81

Social Choice Equity Fund	Wells Fargo & Co	Wells Fargo & Co	11,515,193.40
	State Street Corp	State Street Corp	3,092,880.00
	Schwab (Charles) Corp	Schwab (Charles) Corp	3,050,901.40
	BB&T Corp	BB&T Corp	2,259,231.12
	Fifth Third Bancorp	Fifth Third Bancorp	1,126,050.80
	Popular Inc	Popular Inc	30,657.39
	Investment Technology Group	Investment Technology Group	4,271.76

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Parent	Holdings (US$)

Growth & Income Fund	Bank of America Corp	Bank ofAmerica Corp	24,304,344.84
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	23,768,245.50
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	0.00
	Morgan Stanley	Morgan Stanley	0.00

Large-Cap Growth Fund	Bank of America Corp	Bank of America Corp	0.00
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	22,889,633.40

Large-Cap Value Fund	Bank of America Corp	Bank of America Corp	28,071,041.40
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	18,738,255.75
	Morgan Stanley	Morgan Stanley	3,129,193.92
	Nomura Holdings Inc	Nomura Holdings Inc	0.00

Large-Cap Growth Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	492,951.90
	Investment Technology Group	Investment Technology Group	9,492.80

Large-Cap Value Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	8,119,511.40
	Investment Technology Group	Investment Technology Group	99,953.60

Equity Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	12,014,642.55

S&P 500 Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	11,134,371.30

Enhanced Large-Cap Growth
Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	1,861,935.00
	Investment Technology Group	Investment Technology Group	103,304.00

Enhanced Large-Cap Value
Index Fund	Bank of America Corp	Bank of America Corp	13,779,512.64
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	10,208,934.30
	Investment Technology Group	Investment Technology Group	527,073.76
	Morgan Stanley	Morgan Stanley	3,217,418.08

Social Choice Equity Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	0.00

B-54	Statement of Additional Information ▪ TIAA-CREF Funds

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Vice President, General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

          The financial statements for the fiscal year ended September 30, 2009 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers, LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

          The audited financial statements of the Funds are incorporated herein by reference to the Trust’s report on Form N-CSR for the fiscal year ended September 30, 2009, which contains the Funds’ Annual Report. These financial statements have been filed with the SEC and the report has been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual Report on request.

TIAA-CREF Funds ▪ Statement of Additional Information	B-55

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

B-56	I. Introduction: Historical Perspective

B-57	II. Shareholder Rights

B-57	III. Director Elections — Majority Voting

B-58	IV. The Board of Directors

B-58	V. Board Structure and Processes
B-58	A. Board Membership
B-59	B. Board Responsibilities
B-59	C. Board Operation and Organization

B-61	VI. Executive Compensation
B-61	A. Equity-Based Compensation
B-62	B. Perquisites
B-62	C. Supplemental Executive Retirement Plans
B-62	D. Executive Contracts

B-62	VII. TIAA-CREF Corporate Governance Program
B-63	A. Engagement Policy and Practices
B-63	B. Proxy Voting
B-63	C. Influencing Public Policy and Regulation
B-63	D. Divestment

B-63	VIII. International Governance

B-64	IX. Environmental and Social Issues

B-65	X. Securities Lending Policy

B-65	APPENDIX A: Proxy Voting Guidelines
B-65	Guidelines for Board-Related Issues
B-66	Guidelines for Other Governance Issues
B-66	Guidelines for Compensation Issues
B-67	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account invests only in companies that meet specified environmental, social and governance criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint

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Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections — Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

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          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors”). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

          A. Board Membership

          1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

          The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

          An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

          Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

          2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

          3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

          4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

          5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which

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shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

          6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

          7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

          8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

          9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

           B. Board Responsibilities

          1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

          2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

          3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

          The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

          The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

          4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

           C. Board Operation and Organization

          1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

          2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

          3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

          4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

          5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

          6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive

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of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

          Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

          Committee Structure. Under existing regulations, boards are required to establish three standing committees — an audit committee, a compensation committee and a nominating/governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

          Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

          Each committee should have the power to hire independent experts and advisors.

          Each committee should report to the full board on the issues and decisions for which it is responsible.

          Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of manage-

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ment’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.

Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

           A. Equity-Based Compensation

           Oversight of Equity-Based Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to

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account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

          In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

          B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

           C. Supplemental Executive Retirement Plans

          Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

           D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value,

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improving long-term performance and reducing financial and reputational risks.

           A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

           B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

           C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

           D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from our accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

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          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

          TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers,

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suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

          Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities — acting as responsible owners while maximizing value — can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict — whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

          Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

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          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

          Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

           Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

          Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should

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enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

          Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

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          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

          Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

          Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

          Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

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